                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(A) of
                       the Securities Exchange Act of 1934

/X/  Filed by the Registrant
/ /  Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PHOTOGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No Fee Required
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies: Common Stock
     (2)  Aggregate number of securities to which transaction applies:
          20,548,435 shares
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): On
          August 2, 2002 the high and low bid and ask were $.95 and $.75. The average was $.85. The number of shares involved (20,548,435) multiplied by the average high/low bid/ask is $17,466,169.75.
     (4)  Proposed maximum aggregate value of transaction: $17,466,169.75
     (5)  Total fee paid: $1,606.89
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

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                           PHOTOGEN TECHNOLOGIES, INC.
                             140 Union Square Drive
                               New Hope, PA 18938

NOTICE OF 2002 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT                          September 13, 2002

     The 2002 annual meeting of stockholders of Photogen Technologies, Inc. will be held on September 26, 2002, at 10:00 a.m., Chicago time, at the Union League Club of Chicago, 65 West Jackson Boulevard, Chicago, Illinois. The purposes of the meeting are to:

     1. Approve a corporate separation involving a split off of the Company's therapeutic line of business to our five founding stockholders in exchange for and in redemption of all of their Common Stock of the Company (subject to the closing of the institutional financing referred to in Proposal 2);

     2. Approve issuing more than 20% of our currently outstanding voting stock resulting from selling $16,250,000 worth of Common Stock of the Company in a financing transaction with certain institutional investors;

     3. Approve an amendment to our Restated Articles of Incorporation to effect a one-for-four reverse split of our outstanding shares of Common Stock (subject to the closing of the institutional financing referred to in Proposal 2);

     4. Amend the 2000 Long Term Incentive Compensation Plan to increase the number of shares of Common Stock reserved for issuance from 2,000,000 to 18,275,000 pre-split shares (subject to the closing of the institutional financing referred to in Proposal 2);

     5.   Elect six directors;

     6. Ratify the appointment of BDO Seidman, LLP as our independent certified public accountants for 2002; and

     7. Transact such other business as may properly come before the meeting or any adjournment.

     Stockholders are cordially invited to attend the meeting. IF YOU PLAN TO ATTEND, PLEASE NOTIFY THE COMPANY BY SEPTEMBER 20, 2002. Space is limited. Only stockholders holding Common Stock and Series B Preferred Stock of record at the close of business on September 11, 2002 will be entitled to notice of the annual meeting and to vote at the meeting or any adjournment. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by stockholders at the Company's office, for ten days before the annual meeting during normal business hours.

     PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. ATTENDANCE AT THIS MEETING DOES NOT ITSELF SERVE TO REVOKE YOUR PROXY.

                                             By Order of the Board of Directors,

                                             ERIC A. WACHTER, PH.D.
                                             SECRETARY

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                           PHOTOGEN TECHNOLOGIES, INC.
                             140 UNION SQUARE DRIVE
                               NEW HOPE, PA 18938

                                 PROXY STATEMENT
                                       FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 2002

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
EXHIBIT LIST.....................................................................................................iv
INTRODUCTION......................................................................................................1
    General Information...........................................................................................1
    Shareholders Entitled to Vote.................................................................................1
    How to Vote...................................................................................................2
    Changing Your Vote............................................................................................2
    Votes Required to Approve Proposals...........................................................................2
    Board Recommendation..........................................................................................3
    Agreements to Vote in Favor of Proposals......................................................................3
    Proxy Solicitation............................................................................................3
    Dissenters' Rights of Appraisal...............................................................................3
    Stockholder Proposals.........................................................................................3
OVERVIEW OF PROPOSALS 1, 2, 3 AND 4...............................................................................3
  Corporate Separation Transaction................................................................................4
  Issuance of More than 20% of Stock in Financing Transaction.....................................................4
  Reverse Stock Split.............................................................................................5
  Increase Shares Under 2000 Plan.................................................................................5
  Pro Forma Information...........................................................................................5
FORWARD LOOKING STATEMENTS........................................................................................7
PROPOSAL 1 Approve Corporate Separation Transactions..............................................................7
    Introduction..................................................................................................7
    Diagnostic Business...........................................................................................7
    Therapeutic Business..........................................................................................8
    Reasons for Corporate Separation..............................................................................9
    Background and Negotiations...................................................................................9
    Split Off Transaction........................................................................................10
    Termination of Agreements with Tennessee Stockholders........................................................11
    Releases.....................................................................................................11
    Indemnification..............................................................................................12
    Closing and Conditions.......................................................................................12
    Fairness to Stockholders.....................................................................................12
    Federal Tax Consequences.....................................................................................17
    Pro Forma Financial Statements of Diagnostic Business........................................................17

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                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
PROPOSAL 2 Approve Issuance of More Than 20% of Our Outstanding Stock in Financing Transaction...................20
  Summary of Financing Transaction...............................................................................20
    Institutional Investors; Private Placement...................................................................20
    Use of Proceeds..............................................................................................21
    Pre-Closing Covenants........................................................................................22
    Conditions...................................................................................................23
    Post-Closing Covenants.......................................................................................24
    New Voting Agreement.........................................................................................24
    Registration Rights Agreement................................................................................26
    Fairness to Stockholders.....................................................................................26
  Changes to Series A Preferred Stock and Other Elan Holdings....................................................26
  Changes to Series B Preferred Stock............................................................................27
  Dilution.......................................................................................................27
  Amendments to Articles of Incorporation and Bylaws.............................................................27
      Pro Forma Impact of Financing..............................................................................28
PROPOSAL 3 Amend Articles of Incorporation to Effect a One for Four Reverse Stock Split..........................28
    Introduction.................................................................................................28
    Reasons for the Reverse Split................................................................................28
    Effecting the Reverse Split..................................................................................29
    No Fractional Shares.........................................................................................29
    Exchange of Stock Certificates...............................................................................29
    Effect on Outstanding Shares.................................................................................30
    Accounting Consequences......................................................................................30
    Federal Income Tax Consequences..............................................................................30
PROPOSAL 4 Amend the 2000 Long Term Incentive Compensation Plan..................................................31
  Introduction...................................................................................................31
  Summary of the 2000 Plan.......................................................................................31
    Introduction.................................................................................................31
    Nature Of Awards To Be Granted Pursuant to the 2000 Plan.....................................................32
    Common Stock Subject to the 2000 Plan........................................................................32
    Administration of the 2000 Plan..............................................................................32
    Purchase of Common Stock Under the 2000 Plan.................................................................33
    Termination of Employment, Death or Disability of Optionholder...............................................33
    Expiration, Termination and Amendment of the 2000 Plan.......................................................34
    Federal Tax Consequences.....................................................................................34
    New Plan Benefits............................................................................................35
    Equity Compensation Plan Information.........................................................................35
PROPOSAL 5 Elect Six Directors to the Company's Board of Directors...............................................35
  Directors, Executive Officers, Promoters and Control Persons...................................................35
    Director Nominees............................................................................................35
    Executive Officers and Significant Employees.................................................................36
    Directors' Meetings and Committees...........................................................................36
    Changes in Control...........................................................................................37
    Security Ownership of Certain Beneficial Owners and Management...............................................37
    Compensation Committee Interlocks and Insider Participation..................................................37
    Certain Relationships and Related Transactions...............................................................37
    Executive Compensation.......................................................................................37
    Stock Options................................................................................................37

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                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
    Compliance with Section 16(a) of the Exchange Act............................................................37
    Change in Control Agreements.................................................................................37
    Director Compensation........................................................................................37
    Quantitative and Qualitative Disclosures About Market Risk...................................................37
  Compensation Committee Report..................................................................................38
    Stock Performance Chart......................................................................................39
PROPOSAL 6 Ratification of Appointment of Independent Certified Public Accountants...............................40
  Audit Committee Report.........................................................................................40
  Independent Auditors' Fees.....................................................................................42
    Audit Fees...................................................................................................42
    Financial Information Systems Design and Implementation Fees.................................................42
    All Other Fees...............................................................................................42
Other Matters....................................................................................................42
Information Incorporated By Reference............................................................................42

                                  EXHIBIT LIST

A    Separation Agreement
B    Fairness Opinion regarding corporate separation transaction
C    Common Stock Purchase Agreement
D    Registration Rights Agreement
E    Amended and Restated Articles of Incorporation
F    Amended and Restated Bylaws
G    Voting, Drag-Along and Right of First Refusal Agreement
H    2000 Long Term Incentive Compensation Plan
I Pro Forma Unaudited Financial Statements of the Therapeutic Business as of December 31, 2001 and March 31, 2002

                           PHOTOGEN TECHNOLOGIES, INC.
                             140 UNION SQUARE DRIVE
                               NEW HOPE, PA 18938

                                 PROXY STATEMENT

                               SUMMARY TERM SHEET

    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
     YOU. FOR A MORE COMPLETE UNDERSTANDING OF THE INFORMATION CONTAINED IN
        THIS PROXY STATEMENT, YOU SHOULD READ THE ENTIRE PROXY STATEMENT CAREFULLY, AS WELL AS THE ADDITIONAL DOCUMENTS TO WHICH IT REFERS.

THE ANNUAL MEETING

Date, Time and Place of
Annual Meeting..............  The Annual Meeting will be held on September 26,
                              2002 beginning at 10:00 a.m. Chicago time, at the Union League Club of Chicago, 65 West Jackson Boulevard, Chicago, Illinois. See "General Information" at page 1.

Record Date;  Shareholders
Entitled to Vote; Quorum....  Only holders of record of Photogen Common Stock and Series B Preferred Stock on September 11, 2002 are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 38,842,298 shares of Photogen Common Stock outstanding and 378,717 shares of Series B Preferred Stock outstanding (entitled to cast 548,026 votes). The presence, in person or by proxy, of the holders of a majority of the voting power will constitute a quorum. See "Shareholders Entitled to Vote" at page 1.

Vote Required...............  Directors are elected by a plurality of the votes cast by the holders of the voting stock. The affirmative vote of the holders of a majority of the issued and outstanding voting stock is required to approve the amendment to the Articles of Incorporation. The affirmative vote of the holders of a majority of the voting stock present in person or represented by proxy and entitled to vote is required to approve any other matter to be acted upon at the Annual Meeting. In addition, the corporate separation transaction must be approved by the holders of a majority of the shares present in person or by proxy other than shares owned by the Tennessee Stockholders. See "Votes Required to Approve Proposals" at page 2.

Agreements to Vote..........  Holders of a total of approximately 79.7% of the voting power eligible to vote at the Annual
                              Meeting agreed to vote for approval of Proposals 1, 2 and 3 and for election of each director nominee. This is sufficient to approve Proposals 1, 2 and 3 and elect each director nominee. See "Agreements to Vote in Favor of Proposals" at page 3.

Recommendation of Board of
Directors...................  Photogen's Board of Directors unanimously approved each of the Proposals to be considered at the Annual Meeting (except for the abstentions by Dr. Wachter concerning the corporate separation transaction and Dr. Weinstein concerning the financing transaction because they may be deemed to have a financial interest in those respective transactions). The Board recommends that the stockholders vote "FOR" each proposal and "FOR" each director nominee. See "Board Recommendation" at page 3.

Appraisal Rights............  There are no appraisal rights available to stockholders in connection with the Proposals to be considered at the Annual Meeting. See "Dissenters' Rights of Appraisal" at page 3.

PROPOSAL 1 - APPROVE CORPORATE SEPARATION

Summary of Transaction......  We will engage in a corporate separation in which
                              Photogen Technologies, Inc. will retain the diagnostic business, and will transfer the therapeutic business to our five founding stockholders (Drs. Wachter, Dees, Fisher and Scott and Mr. Smolik, the "Tennessee Stockholders") in exchange for all of their stock of Photogen Technologies (20,548,435 shares or 52.9% of the outstanding Common Stock). See "Split Off Transaction" at page 10.

                              The diagnostic business consists primarily of technologies to detect cancer metastasizing to lymph nodes and cardiovascular imaging (using a proprietary nanoparticulate compound called N1177 for lymphography and PH-50 for cardiovascular imaging). The therapeutic business consists primarily of laser technology and PH-10. See "Diagnostic Business" and "Therapeutic Business" at pages 7 and 8.

                              Photogen Technologies will retain a license to use certain therapeutic technologies in connection with the development of lymphography technologies through Sentigen Ltd. (our joint venture with Elan). See "Split Off Transaction" at page 10.

                              Photogen Technologies will enter into a five-year noncompetition agreement restricting its ability to develop PH-10 in any form that is not part of its nanoparticulate technologies. The Tennessee Stockholders will enter into a five-year noncompetition agreement restricting their ability to develop technologies that are part of the therapeutic business for diagnostic X-ray purposes or to in any way adversely affect the development of PH-50. See "Split Off Transaction" at page 10.

Reasons for Transaction.....  We determined that separating the diagnostic and therapeutic businesses would better enable
                              Photogen Technologies to attract capital and take advantage of market opportunities, and enable us to concentrate our efforts on development of N1177 and PH-50. See "Reasons for Corporate Separation" at page 9.

Termination of Agreements...  At the closing of the corporate separation transaction, the following will terminate: all employment arrangements between the Company and each Tennessee Stockholder (except confidentiality requirements, and except that a total of $215,625 in back salary will be paid); all positions any Tennessee Stockholder had as director or officer (Dr. Wachter is a director and officer of the Company; Dr. Scott is an officer); the Old Voting Agreement (requiring the Tennessee Stockholders and other parties to vote for the election of certain directors to the Board); and the Lock-Up Agreement (prohibiting the Tennessee Stockholders from selling their stock). See "Termination of Agreements with Tennessee Stockholders" at page 11.

Releases....................  At the closing of the corporate separation transaction, the Tennessee Stockholders and related persons will release the Company and its related persons from all disputes, liabilities and claims; and the Company and its related persons will release the Tennessee Stockholders and their related persons from all disputes, liabilities and claims, subject to certain exclusions. See "Releases" at page 11.

Conditions..................  The corporate separation transaction is subject to certain conditions, including that: the parties have executed closing documents; all representations and warranties of the parties are true, correct and complete; all agreements to be performed prior to closing have been performed; no litigation or other proceedings are filed seeking damages or to enjoin the transaction; we receive an opinion confirming that the corporate separation transaction is fair from a financial point of view to stockholders remaining after the separation; stockholders approve the transaction; we receive all third party and government consents; we are permitted to consummate the transaction under Nevada corporate law; we are reimbursed $60,000 for expenses; and we receive written advice of our independent tax advisor that our net operating losses are sufficient to offset any tax on income we recognize from the transaction. See "Closing and Conditions" at page 12.

Fairness....................  The firm of CBIZ Valuation Counselors delivered its opinion that the corporate separation transaction is fair from a financial point of view to stockholders (other than the Tennessee Stockholders, which the opinion did not address). See "Fairness to Stockholders" at page 12.

Accounting Treatment........  The separation transaction will be treated as a non pro rata split off. The shares exchanged for the assets of the therapeutic business will be valued based on quoted market price and will be recorded as a reduction to Common Stock and paid in capital. The difference between the carrying value of the net assets disposed and the market value of the stock received will be treated as a gain. See "Pro Forma Financial Statements of Diagnostic Business" at page 17.

Federal Tax Consequences....  The corporate separation transaction is likely to be taxable to us. We expect that income recognized will be offset by existing net operating losses ($20,500,000 as of December 31, 2001). The
                              Tennessee Stockholders will be responsible for tax on any income they realize as a result of the transaction. The other stockholders will not recognize income or incur tax as a result of the transaction. See "Federal Tax Consequences" at page 17.

PROPOSAL 2 - APPROVE ISSUING MORE THAN 20% OF OUR OUTSTANDING STOCK

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

Institutional Financing.....  We will sell in a private transaction
                              $16,250,000 worth of Common Stock to several institutional investors (including Tannebaum, LLC, controlled in part by Dr. Weinstein, a Company director). The amount of borrowing under our line of credit with Tannebaum, LLC, up to the commitment for additional investment, will be a conversion of that debt with the remainder as a cash investment. The purchase price per share to the institutional investors will be determined based on the institutional investors' valuation of the Company of $14,000,000 (before their investment) divided by the number of issued and outstanding shares of Common Stock and shares issuable on exercise of warrants and options and conversion of securities convertible into Common Stock (including the proposed increase to the 2000 Long Term Incentive Compensation Plan) following completion of the corporate separation transaction, less 4,070,000 shares currently subject to options. We currently expect the purchase price will be $0.30 per share and we will issue a total of 54,166,667 shares to the institutional investors. After the closing, we will file a registration statement covering the shares sold to the institutional investors. See "Summary of Financing Transaction" at page 20.

Use of Proceeds.............  We must use the proceeds from the institutional investors to:
                              -  Seek FDA approval to use PH-50 as a CT
                                 contrast agent for cardiovascular diagnosis,
                              -  Seek FDA approval to use N1177 as a
                                 lymphography contrast agent,
                              - Perform pre-clinical exploration to use PH-50 to identify vulnerable placque, and
                              - Acquire or license compounds to build a product pipeline. See "Use of Proceeds" at page 21.

Covenants; Conditions.......  We are subject to a number of pre-closing and post-closing covenants. The closing of the financing is subject to a number of conditions. The covenants and conditions are described in the Proxy Statement. See "Pre-Closing Covenants", "Conditions" and "Post-Closing Covenants" beginning at page 22.

New Voting Agreement........  The institutional investors in the financing transaction will enter into a Voting, Drag-Along and Right of First Refusal Agreement (the "New Voting Agreement"). The New Voting Agreement will provide, among other things that:
                              - The parties will vote for the election of: one person nominated by Mi3, one person nominated by certain institutional investors, one person nominated by certain Chicago stockholders (Dr. Weinstein, Mr. Levine and Tannebaum, LLC), our Chief Executive Officer, one person nominated by Elan, and two other persons (or three, if Elan's right to elect a director terminates) with relevant experience;
                              - None of the parties will dispose of their shares except in compliance with the New Voting Agreement;
                              - If we receive a third party offer approved by the Board to purchase substantially all of our assets or equity after three years following the closing, certain institutional investors may require the Chicago stockholders to sell a pro rata portion of their shares; and
                              - If a party desires to transfer any shares in private transaction to a third party, we will have a right of first refusal to purchase the shares on the same terms as proposed in the third party transaction and the other parties to the New Voting Agreement will have a second right of refusal to purchase the shares (except transfers under Rule 144 or a registration statement). See "New Voting Agreement" at page 24.

Fairness....................  A condition to the closing of the financing transaction is that we receive an opinion that the financing is fair to the stockholders from a financial point of view. See "Fairness to Stockholders" at page 26.

Changes to Series A
Preferred and Series B
Preferred...................  We will:
                              -  Reduce the price at which the Series A
                                 Preferred Stock converts into Common Stock from $21.17 per share to $3.00 per share;
                              - Eliminate the liquidation preference of the Series A Preferred ($14,464,280 as of June 30,
                                 2002);
                              - Convert all principal and interest under the Convertible Note due Elan ($3,043,755 as of June 30, 2002) into Common Stock at a conversion price of $6.00, reduced from $18.00; and
                              - Convert all shares of Series B Preferred Stock into an aggregate of 1,653,806 shares of Common Stock (based on the Series B Preferred stock outstanding as of June 30, 2002), and thereby eliminate the Series B Preferred Stock. See "Changes to Series A Preferred Stock and Other Elan Holdings" and "Changes to Series B Preferred Stock" at page 27.

PROPOSAL 3 - APPROVE ONE-FOR-FOUR REVERSE SPLIT OF COMMON STOCK

Amount of Reverse Split.....  We propose amending our Articles of Incorporation to effect a one-for-four reverse stock split. For example, as a result of the reverse split, 1,000 shares will be converted into 250 shares. See "Introduction" at page 28.

Reasons for Reverse Split...  Our objectives in proposing the reverse split
                              (which may not be fully achieved) are:
                              - To reduce the number outstanding shares to a number more appropriate to a company at our stage of development;
                              - To increase the price of our Common Stock to help ensure meeting the continued listing requirements of the Nasdaq SmallCap Market;
                                 and
                              - To increase the attractiveness of our Common Stock to investors and the financial community. See "Reasons for the Reverse Split" at page 28.

Fractional Shares...........  We will not issue fractional shares. Fractional shares will be rounded up to the nearest whole share. See "No Fractional Shares" at page 29.

Exchange of Certificates....  At the effective date of the reverse split
                              (expected to occur concurrently with the closing of the institutional financing transaction) each stockholder's outstanding shares will automatically be reduced regardless of whether the stock certificate is exchanged. Our transfer agent will send a letter to each stockholder providing instructions to exchange certificates representing pre-split shares into new certificates representing the number of shares after the reverse split. See "Exchange of Stock Certificates" at page 29.

Accounting Consequences.....  The total number of outstanding shares will be reduced by 75%; the total authorized stock and the par value of the Common Stock will not be affected. Net loss per share will increase proportionate to the reverse split. See "Accounting Consequences" at page 30.

Tax Consequences............  Stockholders who exchange their pre-split stock for stock after the split will not recognize income or other gain or loss for federal income tax purposes. Stockholders' aggregate tax basis in the stock after the split will be the same as the basis for the pre-split shares. We will not recognize any gain or loss as a result of the reverse split. See "Federal Income Tax Consequences" at page 30.

PROPOSAL 4 - APPROVE INCREASE OF SHARES RESERVED FOR OPTIONS ISSUABLE UNDER 2000 LONG TERM INCENTIVE COMPENSATION PLAN

Description of Plan.........  The 2000 Long Term Incentive Compensation Plan
                              (the "2000 Plan") enables us to grant incentive and non-qualified options and awards of restricted stock to acquire up to 2,000,000 shares of Common Stock to key employees, directors and others. The 2000 Plan is administered by the Compensation Committee. We have granted options to acquire 535,000 shares under the 2000 Plan. See "Summary of 2000 Plan" at page 31.

Amendment...................  Proposal 4 contemplates that the number of shares reserved for issuance under the 2000 Plan will be increased from 2,000,000 to 18,275,000. The 2000
                              Plan will also be amended to expand the definition of "cause" in connection with termination of employment. At the same time, the shares reserved under the Senior Executive Long Term Compensation Plan will be reduced from 5,000,000 shares to 4,000,000. See "Introduction" at page 31.

PROPOSAL 5 - ELECT SIX DIRECTORS

Nominees....................  The following incumbent directors are nominated for re-election: Taffy J. Williams, Ph.D., Eric Wachter, Ph.D., Robert J. Weinstein, M.D., Lester
                              H. McKeever, Jr., Gene Golub and Aidan King. See "Director Nominees" at page 35.

Vacancies...................  Vacancies on the Board between elections at annual stockholders' meetings are filled by the directors remaining in office. Dr. Wachter will resign at the closing of the corporate separation transaction. William D. McPhee, the nominee of the institutional investors, will be appointed by the Board to fill the vacancy left by Dr. Wachter's resignation. A seventh directorship will remain vacant until filled by the Board. See "Director Nominees" at page 35.

Additional Information......  The Proxy Statement contains or incorporates by reference the
                              following additional information (as well as other information):
                              -  Directors' meetings and committees (page 36);
                              - Security ownership of certain beneficial owners and management (page 37);
                              -  Executive compensation (page 37);
                              -  Compensation Committee report (page 38);
                              -  Stock performance chart (page 39)

PROPOSAL 6 - RATIFY APPOINTMENT OF BDO SEIDMAN AS ACCOUNTANTS

Engagement of Accountant....  We have approved retaining BDO Seidman, LLP to serve as our independent certified public accountants for the 2002 fiscal year and we seek stockholder ratification of that decision. See "Vote Required to Approve Proposals" at page 2.

                           PHOTOGEN TECHNOLOGIES, INC.
                             140 UNION SQUARE DRIVE
                               NEW HOPE, PA 18938

                                 PROXY STATEMENT
                                       FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 2002

                                  INTRODUCTION

     GENERAL INFORMATION. Photogen Technologies, Inc. ("we," "us," "our," or the "Company") is furnishing this Proxy Statement to holders of our Common Stock, par value $.001 per share ("Common Stock"), and Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), in connection with the solicitation of Proxies on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held at 10:00 a.m. Chicago time on Thursday, September 26, 2002 (the "Annual Meeting"). The Annual Meeting will be held at the Union League Club of Chicago, 65 West Jackson Boulevard, Chicago, Illinois.

     SHAREHOLDERS ENTITLED TO VOTE. Only stockholders of record at the close of business on September 11, 2002 are entitled to notice of and to vote at the Annual Meeting. Stockholders will be solicited by mail on or about September 13, 2002. On all matters that may come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share of Common Stock he or she holds at the close of business on September 11, 2002; and each holder of Series B Preferred Stock will be entitled to the number of votes equal to the number of shares of Common Stock into which the Series B Preferred Stock is convertible as of September 11, 2002.

     Holders of a majority of the outstanding voting power entitled to vote and present in person or represented by proxy will constitute a quorum at the Annual Meeting. We will count abstentions and broker non-votes for purposes of determining the presence of a quorum, but we will not count them to determine whether the stockholders have approved any given proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     At June 30, 2002 there were approximately 38,842,298 shares of Common Stock outstanding and entitled to one vote per share; and 378,717 shares of Series B Preferred Stock outstanding and entitled to a total of 548,026 votes (which is the number of shares of Common Stock into which the outstanding shares of Series B Preferred can be converted). The holders of Common Stock and Series B Preferred Stock vote as a group on all matters to be considered at the Annual Meeting. We also have approximately 14,464 shares of Series A Preferred Stock outstanding, but those shares are not entitled to vote on the matters being considered at the Annual Meeting.

     We are the record holder of 20,130 shares of Common Stock (less than 0.1% of the outstanding Common Stock) as exchange agent for stockholders who have not turned in their shares of our predecessor (Bemax Corporation) in exchange for Company shares in connection with previous reverse splits of the Common Stock. Proxy materials will be delivered to the last known addresses of those stockholders. If any of those stockholders votes at the Annual Meeting (by Proxy or attending the Annual Meeting), we will record their votes in accordance with their direction. We will treat shares held by such stockholders who do not vote as broker non-votes.

     HOW TO VOTE. Please sign, date and return the enclosed Proxy promptly. If your shares are held in the name of a bank, broker or other holder of record (that is, in "street name") you will receive instructions from the holder of record that you must follow for your shares to be voted.

     CHANGING YOUR VOTE. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. You may attend the Annual Meeting, revoke your Proxy and vote in person if you desire to do so, but attending the Annual Meeting will not by itself revoke your Proxy. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You may revoke your Proxy at any time before it is exercised by either giving written notice of revocation to the Company's Secretary or by submitting a new Proxy dated after the revoked Proxy to us before the Annual Meeting.

     VOTES REQUIRED TO APPROVE PROPOSALS. Shares represented by executed Proxies that are not revoked will be voted in accordance with the instructions in the Proxy or, in the absence of instructions, in accordance with the recommendations of the Board of Directors. Assuming a quorum is present at the Annual Meeting, the following table sets forth the votes required to approve each Proposal:

              PROPOSAL                          VOTE REQUIRED TO APPROVE
----------------------------------------  --------------------------------------
Proposal 1 (Corporate separation           -   Holders of a majority of voting
transaction)                                   stock present in person or
                                               represented by proxy, excluding
                                               20,548,435 shares held by the
                                               Tennessee Stockholders, and

                                           -   Holders of a majority of voting
                                               stock present in person or
                                               represented by proxy

Proposal 2 (Issuing more than 20% of       -   Holders of a majority of voting
stock in a financing  transaction)             stock present in person or
                                               represented by proxy

Proposal 3 (Amending the Articles of       -   Holders of a majority of all the
Incorporation to effect a reverse split)       outstanding voting stock

Proposal 4 (Amending the 2000 Long Term    -   Holders of a majority of voting
Incentive Plan)                                stock present in person or
                                               represented by proxy

Proposal 5 (Elect 6 directors)             -   A plurality of the votes cast by
                                               the holders of voting stock (a
                                               "plurality" means that the
                                               individuals who receive the
                                               largest number of affirmative
                                               votes cast are elected as
                                               directors up to the maximum
                                               number of directors to be chosen)

Proposal 6 (Ratify appointment of          -   Holders of a majority of voting
auditors)                                      stock present in person or
                                               represented by proxy

Other Business                             -   Holders of a majority of voting
                                               stock present in person or
                                               represented by proxy

     BOARD RECOMMENDATION. The Board of Directors unanimously approved each of the Proposals to be considered at the Annual Meeting and recommends that stockholders also vote FOR approval of each Proposal. Because they may be deemed to have a financial interest in the transaction, Dr. Wachter abstained from the Board of Directors' vote on the corporate separation transaction, and Dr. Weinstein abstained from the Board's vote on the financing transaction.

     AGREEMENTS TO VOTE IN FAVOR OF PROPOSALS. The following stockholders have agreed to approve the following:

     - Drs. Wachter, Dees, Fisher and Scott and Mr. Smolik (the "Tennessee Stockholders") who collectively beneficially own 20,548,435 shares of Common Stock (52.2% of the voting power eligible to vote the Annual Meeting) agreed to vote in favor of the corporate separation transactions (Proposal 1), the financing transaction (Proposal 2), the amendment to the Articles of Incorporation to cause the reverse stock split (Proposal 3), and in favor of the six individuals nominated to serve as directors (Proposal 5).

     - Dr. Weinstein, Stuart Levine and Tannebaum, LLC (the "Chicago Stockholders"), who collectively own 10,855,963 shares of Common Stock (27.6% of the voting power eligible to vote at the meeting, and 59% of the voting power excluding shares held by the Tennessee Stockholders) agreed to vote in favor of the corporate separation transaction, the financing transaction, the reverse stock split and the election of the six director nominees.

As a result of these agreements, there are sufficient votes to approve Proposal 1, Proposal 2, Proposal 3 and to elect each of the six persons nominated to the Board.

     PROXY SOLICITATION. We will pay all expenses of the solicitation, including the cost of preparing, assembling and mailing the proxy solicitation materials. We expect to reimburse brokerage houses, custodians, nominees and fiduciaries on request for reasonable out-of-pocket expenses they incur in connection with forwarding solicitation material to the beneficial owners of our stock.

     DISSENTERS' RIGHTS OF APPRAISAL. There are no dissenters' rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

     STOCKHOLDER PROPOSALS. Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2003 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be eligible for inclusion, the Company's Corporate Secretary must receive stockholder proposals no later than December 31, 2002.

                       OVERVIEW OF PROPOSALS 1, 2, 3 AND 4

     At this Annual Meeting we are asking stockholders to consider and vote upon a series of proposals that will significantly affect the future direction of the business and the capital structure of the Company. In this section, we summarize these complex transactions and provide some comparative data to assist stockholders in their evaluation of the proposals. The later sections of this Proxy Statement more specifically describe each proposal and contain more detailed information.

     We have been actively seeking additional capital to fund our development programs. We did not receive a great deal of interest from the financial community prior to our announcement in December 2001 about newly discovered cardiovascular imaging applications for PH-50. This product has potential as a blood pool agent that is both less invasive and improves images generated with computed tomography (CT) machines in the cardiovascular imaging market, and the announcement resulted in interest from both the medical and investment community. This led us to concentrate our efforts solely on development of PH-50 and N1177. PH-50 and N1177 are names we use to distinguish the application and fields of use for our imaging product. N1177 (for lymphography) is being developed through a joint venture with affiliates of Elan Corporation plc. We are developing PH-50 (for cardiovascular and other indications) outside the joint venture. The transactions described in Proposals 1, 2, 3 and 4 arise from our intention to focus exclusively on our diagnostic business and the financing that is available as a result, rather than the therapeutic business.

CORPORATE SEPARATION TRANSACTION

     Proposal 1 contemplates a corporate separation in which five of our founding stockholders (whom we sometimes collectively refer to as the "Tennessee Stockholders") will exchange all of their 20,548,435 shares of Common Stock for the assets related to our therapeutic line of business. As a result, we will retain our diagnostic line of business but will no longer own the therapeutic business; and the Tennessee Stockholders will no longer be affiliated with, and will no longer own stock in, the Company.

     The table below summarizes the principal components associated with the therapeutic and diagnostic lines of business:

     Therapeutic Business                Diagnostic Business
     (to Tennessee Stockholders)         (retained by Company)
     ---------------------------         ---------------------
     Research and development of         Research and development of

     -    Laser technology for various   -   N1177 for lymphography (the
          medical device applications        detection of cancer metastasizing
                                             to lymph nodes)
     -    PH-10 for therapeutic
          applications such as           -   PH-50 for cardiovascular imaging
          adjunctive therapy for
          certain cancers
          (radiosensitization) and the
          topical treatment of
          psoriasis and actinic
          keratosis using photodynamic
          therapy (the use of light
          energy to activate a drug to
          achieve a therapeutic
          benefit)

     ISSUANCE OF MORE THAN 20% OF STOCK IN FINANCING TRANSACTION

     Proposal 2 provides for a financing transaction in which a group of institutional investors, led by Mi3, L.P., of Boston, Massachusetts, will invest $16,250,000 in the Company in a private placement. Based on the pricing formula, they will purchase 54,166,667 shares of Common Stock at a price of $.30 per share. In addition, we propose to increase the number of shares available for grants under our 2000 Long Term Incentive Compensation Plan to 18,275,000 shares. This will result in our issuing more than 20% of our currently outstanding voting stock, which under Nasdaq rules must be approved by the stockholders. All share amounts and prices are before the one-for-four reverse split discussed in Proposal 3.

     In connection with closing the financing transactions with the institutional investors, the following will occur, although these matters will not be voted upon in the Annual Meeting because they will have already been approved by a vote of the holders of Series A Preferred Stock, Series B Preferred Stock and/or the Board, as appropriate:

     - Each outstanding share of Series B Preferred Stock will be converted into 4.25 shares of Common Stock, resulting in the issuance of 1,653,806 shares of Common Stock as of June 30, 2002 and the elimination of the Series B Preferred Stock.

     - The Series A Preferred Stock will be modified to adjust the conversion price from $21.17 per share to $3.00 per share and to eliminate the liquidation preference of $14,464,280 (as of June 30, 2002).

     - Elan will convert all outstanding principal and interest ($3,043,755 as of June 30, 2002) under our convertible note into 507,293 shares of Common Stock at a conversion price reduced from $18.00 to $6.00 per share.

REVERSE STOCK SPLIT

     Proposal 3 involves a one-for-four reverse split of our Common Stock. The reverse split will cause each four shares of Common Stock outstanding prior to the reverse split to be converted into one share of Common Stock. The reverse split will be completed concurrently with the closing of the institutional financing.

INCREASE SHARES UNDER 2000 PLAN

     Proposal 4 is to approve an increase in the shares of Common Stock reserved for issuance under the 2000 Long Term Incentive Compensation Plan. There are currently 2,000,000 shares reserved for issuance under that Plan, which would be increased to 18,275,000 pre-split shares concurrently with the closing of the institutional financing.

PRO FORMA INFORMATION

     DILUTION. The table below shows the beneficial ownership of certain stockholders before and after consummation of each of the transactions in Proposals 1, 2, 3 and 4. The corporate separation transaction (Proposal 1), reverse split (Proposal 3) and the increase of shares subject to our 2000 Long Term Incentive Compensation Plan (Proposal 4) are both subject to the closing of the institutional financing (Proposal 2). This table assumes that the purchase price for shares issued in the institutional financing is $.30 per share.

                            Pro Forma Dilution Table
                  Based on Fully Diluted Shares of Common Stock

                                                Current           Separation Transaction   Institutional Financing (9)
                                         ----------------------   ----------------------   ---------------------------
                                                       % VOTING                 % VOTING                     % VOTING
                                            SHARES       POWER      SHARES        POWER      SHARES            POWER
                                         -----------   ---------------------    --------   ----------        ---------
Tennessee Stockholders (1)                20,548,435       39.9%           0         0.0%           0             0.0%

Chicago Stockholders (2)                  10,855,963       21.1%  10,855,963        35.1%  17,522,630            16.7%

All Other Directors, Officers & 5%
Stockholders (3)                           9,376,253       18.2%   9,376,253        30.3%   9,395,759             8.9%

Series A Preferred/Convertible Note (4)      852,342        1.7%     852,342         2.8%   5,328,720             5.1%

Series B Preferred (5)                       553,452        1.1%     553,452         1.8%   1,624,739             1.5%

Common Stock Reserved for Options &
Warrants (6)                               5,271,891       10.2%   5,271,891        17.0%  19,746,891            18.8%

Institutional Investors (7)                        0        0.0%           0         0.0%  47,500,000            45.2%

Public Stockholders (8)                    7,350,900       14.3%   7,350,900        23.7%   7,350,900             7.0%

                                             Reverse Split
                                         ---------------------
                                                      % VOTING
                                           SHARES        POWER
--------------------------------------------------------------
Tennessee Stockholders (1)                         0       0.0%

Chicago Stockholders (2)                   4,380,657      16.7%

All Other Directors, Officers & 5%
Stockholders (3)                           2,348,922       8.9%

Series A Preferred/Convertible Note (4)    1,332,180       5.1%

Series B Preferred (5)                       406,185       1.5%

Common Stock Reserved for Options &
Warrants (6)                               4,936,723      18.8%

Institutional Investors (7)               11,875,000      45.2%

Public Stockholders (8)                    1,837,725       7.0%

(1) Shares beneficially owned by Drs. Wachter, Dees, Fisher and Scott and Mr. Smolik.

(2) Shares beneficially owned by Dr. Weinstein, Stuart Levine and Tannebaum, LLC (including shares purchased in institutional financing after the separation transaction).

(3) Excludes Drs. Wachter and Weinstein (shares included in Tennessee Stockholders and Chicago Stockholders, respectively); excludes shares of Mi3, L.P. and Elan (William D. McPhee will be the institutional investors' Board nominee and Aidan King will be Elan's Board nominee, respectively). Includes shares of Series B Preferred stock owned by Mr. Golub, a director. Includes stock options held by directors and officers.

(4) Assumes conversion of Series A Preferred at $3.00 per share and conversion of principal and interest under the Convertible Note at $6.00; $14,464,280 liquidation preference (pro forma) of Series A Preferred stock is eliminated.

(5) Excludes shares owned by Mr. Golub. Each share of Series B Preferred will be converted into 4.25 shares of Common Stock; thereafter the Series B Preferred will be cancelled.

(6) Excludes shares of directors, officers and 5% stockholders. Vesting of shares under option plans occurs on change of control resulting from separation and financing transactions. Includes increase in option pool.

(7) Institutional financing of $16.25 million at $.30 per share. Excludes Tannebaum, LLC whose shares purchased in the institutional financing are reflected in the holdings of the Chicago Stockholders.

(8) Includes common stock held by Elan (other than as a result of conversion of Series A Preferred and Convertible Note).

(9) Includes impact of sale of new shares, change in conversion rate of Series A Preferred, Series B Preferred, convertible note and increase in option pool.

                           FORWARD LOOKING STATEMENTS

     This Proxy Statement contains (and press releases and other public statements we may issue from time to time may contain) forward-looking statements regarding our business and operations. Statements in this document that are not historical facts are forward-looking statements. Forward-looking statements include those relating to:

     -    our current business and product development plans,

     -    our future business and product development plans,

     - the timing and results of regulatory approval for proposed products, and

     - projected capital needs, working capital, liquidity, revenues, interest costs and income.

     Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions, and statements that may include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "should," "may," or similar expressions, or statements that imply uncertainty or involve hypothetical events.

     Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from what we currently anticipate. We make cautionary statements in certain sections of our Form 10-K/A for the year ended December 31, 2001 and Form 10-Q/A for the quarter ended March 31, 2002, as filed with the SEC, including under "Risk Factors." A copy of that Form 10-K/A will accompany this Proxy Statement and is included in this Proxy Statement. You should read these cautionary statements as being applicable to all related forward-looking statements wherever they appear in this Proxy Statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Proxy Statement or other documents incorporated by reference might not occur. No forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statement.

                                   PROPOSAL 1
                    APPROVE CORPORATE SEPARATION TRANSACTIONS

     INTRODUCTION. From our inception, we have been involved in two lines of business:

     -    Diagnosis of diseased tissue
     -    Treatment of diseased tissue

     Our research and development efforts have followed this dual focus. We have been working to develop therapies to treat cancer, pre-cancerous conditions, psoriasis and other dermatological conditions, using our proprietary multi-photon laser technologies, or using PH-10 with a variety of energy sources. We are also working to develop technologies, such as N1177 and PH-50, to diagnose the spread of cancer to a patient's lymph nodes and to diagnose cardiovascular disease.

     DIAGNOSTIC BUSINESS. As part of the process of focusing on diagnostic product development, during 2001 we conducted and, in December, announced the results of research on our contrast agent indicating its potential as a significant new cardiovascular imaging agent. The new cardiovascular imaging applications of this product are referred to as PH-50, are subject to patent applications we have filed and have not been licensed to any other party. We believe the worldwide market for cardiovascular contrast agents may be $3.4 billion annually, most of which are utilized with computed tomography (CT) machines in various applications and approximately half of which are in the United States. If PH-50 is approved by the FDA, it has the potential to take a share of this existing market and, in addition, to be utilized in several additional markets.

     THERAPEUTIC BUSINESS. Our product development portfolio also includes compounds that react with energy to destroy diseased cells. We have identified a promising compound, PH-10, that offers a wide variety of potential uses. We discovered that PH-10 selectively accumulates in diseased tissue (such as tumors) for many days, whereas PH-10 in normal tissue clears rapidly from the body. When activated with low-dosage X-ray, or with other spectrums of light, PH-10 reacts to effectively destroy those diseased cells. Our preclinical studies to date lead us to believe that PH-10, when combined with particular light or radiation sources, has the potential to treat a variety of cancers and certain dermatological conditions.

     REASONS FOR CORPORATE SEPARATION. Our pursuit of both our diagnostic and therapeutic businesses has led to a number of challenges. We have found it increasingly difficult to raise capital with such a diverse product pipeline and to concentrate our efforts on a particular application from inception through development. In order to attract capital investment and to take advantage of what we perceive to be the best market opportunities for our proposed products, we believe it is necessary to devote our efforts and resources to the development of our diagnostic technologies rather than our therapeutic technologies.

     We believe medical need and economic potential of both PH-50 (for cardiovascular diagnostics) and N1177 (for lymphography) is of such significance that we determined to focus substantially all of our development efforts and resources in this area for the foreseeable future and to seek to license, partner or otherwise co-develop our PH-10 and other therapeutic products, without significant use of our resources, to or with other companies for further development and commercialization. We decided to enter into a Separation Agreement in order to enhance our ability to secure additional financing and pursue market opportunities, to enable Drs Dees, Wachter, Scott, Fisher and Mr. Smolik (who, together with their affiliates that beneficially own Company stock, we refer to as the "Tennessee Stockholders") to focus on development of therapeutic technologies arising from their inventions, and to resolve any differences of opinion with the Tennessee Stockholders as to how to allocate financial and management resources.

     The Separation Agreement is attached as Exhibit A to this Proxy Statement, and you should review it carefully for the definitive terms of the corporate separation transactions. Certain key terms of that Agreement are summarized below. In this discussion, we refer to Photogen Technologies, Inc. as the "Company," and Photogen, Inc. as the "Subsidiary."

     BACKGROUND AND NEGOTIATIONS. We have been actively seeking financing and, since May 2001, contacted directly or through representatives approximately 200 potential sources of financing. In our view, the financial market did not respond positively to our technology portfolio at that time, which consisted of PH-10, laser technologies and N1177.

     In September 2001, in order to conserve cash Dr. Williams instructed all personnel to place all experiments not critical to development of PH-50 on hold. On December 3, 2001, we issued a press release announcing positive results of pre-clinical imaging studies of PH-50 in cardiovascular imaging applications. Interest from other companies in the pharmaceutical industry and potential sources of capital increased in the several weeks following this press release. Based in part on this favorable response from the financial community, along with increasingly-tight cash reserves, in late December, 2001, Dr. Williams directed all personnel to suspend all experiments and other activities not directly related to securing additional financing based on the PH-50 paradigm.

     As it became clear in early 2002 that the financial community would not support simultaneous development of a diagnostic business (substantially comprising PH-50 and N1177) and a therapeutic business (substantially comprising PH-10 and laser technologies), and that successful financing was most likely if the Company focused on a single, compelling story, the Company and the Tennessee Stockholders began negotiations leading to eventual execution of the Separation Agreement. These negotiations contemplated that the Tennessee Stockholders would exchange all of their Company stock for "non-N1177/PH-50" technologies and terminate any connection between the Company and the Tennessee Stockholders. The initial proposal contemplated that the Tennessee Stockholders would acquire assets related to the therapeutic business; the parties would execute a mutual non-disparagement agreement; the Tennessee Stockholders would agree to not develop PH-10 for diagnostic X-ray purposes and the Company would agree not to develop non-nanoparticulate PH-10; the Tennessee Stockholders would agree to make a reasonable royalty payment in connection with any settlement with the Company's former medical director of a dispute concerning inventorship of PH-10; and the Tennessee Stockholders would license PH-10 for use by Sentigen, Ltd.

     In parallel with these negotiations, throughout the period of February and March, 2002, we worked with three investment groups, one of which was Mi3, to provide each with due diligence information concerning our business. Each banking group was interested in pursuing development of PH-50 and N1177 rather than the therapeutic business. On March 23, 2002, we received a term sheet from Mi3, outlining terms of a proposed financing.

     The Company instructed its counsel on March 25, 2002 to begin preparing a possible separation agreement. Virtually all of the Company's negotiations concerning the terms of the corporate separation were conducted through counsel, either directly with Dr. Wachter or through the Tennessee Stockholders' counsel. In the course of the negotiations, which took place through telephone discussions on an average of several times a week from late March though July 31, 2002, the Company negotiated clarifications on the assets that comprised the therapeutic and diagnostic businesses. The Company required the Tennessee Stockholders to assume liabilities associated with the therapeutic business. The Company also required that it receive a fairness opinion that the corporate separation transaction was fair to the stockholders (other than the Tennessee Stockholders) from a financial point of view, and that the corporate separation transaction be approved by a vote both of the stockholders (other than the Tennessee Stockholders) as well as all stockholders voting as a group. In addition, the Company analyzed the tax consequences of the corporate separation.

     The Company's Board of Directors discussed the corporate separation transaction at its meetings on April 8, 2002, April 29, 2002 and July 19, 2002 (when the Board approved the Separation Agreement and related transactions). At those meetings, the directors received presentations from Dr. Williams, Mr. Boveroux, Dr. Wachter, and Company counsel, and a summary of the draft fairness opinion. Counsel to the Tennessee Stockholders also participated in the April 8, 2002 meeting.

     SPLIT OFF TRANSACTION. To effect the corporate separation, the Subsidiary will transfer substantially all assets and liabilities associated with the diagnostic business to the Company. The principal diagnostic assets include PH-50, N1177 and related technologies. The Subsidiary will retain substantially all assets and liabilities associated with the therapeutic business. The principal therapeutic assets include PH-10 and laser technologies. Then, the Company, Subsidiary and the Tennessee Stockholders will engage in a "split off" transaction in which the Tennessee Stockholders will transfer all of their Company stock to the Company for redemption in exchange for all of the stock of the Subsidiary. The Tennessee Stockholders beneficially own 20,548,435 shares of Company Common Stock (approximately 52.9% of the outstanding shares), and those shares will be cancelled and no longer outstanding after they are transferred to the Company. As a result:

     - The Tennessee Stockholders will own the Subsidiary, and the Subsidiary will hold substantially all of the assets and liabilities relating to the therapeutic business.

     - The Company will hold substantially all of the assets and liabilities relating to the diagnostic business.

     - The Tennessee Stockholders will no longer own any stock in the Company, but the stock ownership of all other Company stockholders will not be affected and those other stockholders will continue to own the same number of Company shares as they owned prior to the split off.

     The Separation Agreement provides that contemporaneous with the closing, the Subsidiary and the Tennessee Stockholders will enter into a non-competition agreement. The non-competition agreement prohibits Subsidiary and the Tennessee Stockholders from developing or sublicensing technologies that are part of the therapeutic business for diagnostic X-ray purposes or otherwise adversely affect the development of PH-50 or N1177. The Company will agree not to develop or sublicense PH-10 in any form that is not part of the Company's nanoparticulate technologies or otherwise adversely affect development of PH-10. Both noncompetition agreements require each party to maintain the confidentiality of the other party's confidential information.

     At the closing, the Subsidiary will grant to the Company a royalty-free, exclusive, world-wide license to fully use and commercialize the technologies that are part of the therapeutic business, including any related diagnostic technologies (particularly PH-10), that are necessary to enable the Company to fulfill its contractual obligations to Sentigen, Ltd., its remaining subsidiary.

     The parties to the Separation Agreement agreed that contemporaneous with the closing Subsidiary will change its name and will not use the "Photogen" name in any materials or products.

     While we understand that our five founding stockholders have plans to transfer the therapeutic business to a new company called Provectus Pharmaceuticals Inc. (OTC BB: PVCT.OB), we have no knowledge of such a transaction other than through information we have obtained from a Press Release dated August 7, 2002 (http://biz.yahoo.com/bw/020807/70086_2.html).

     TERMINATION OF AGREEMENTS WITH TENNESSEE STOCKHOLDERS. At the closing, employment arrangements between the Company and any of the Tennessee Stockholders will be terminated (their written employment agreements terminated as of May 16, 2002). The Company will pay Drs. Dees, Scott, Fisher and Wachter and Mr. Smolik an aggregate of $215,625 in compensation that was deferred in 2001 and 2002 (subject to funding of the financing transaction). After the closing, the Company will not owe the Tennessee Stockholders any further compensation, bonuses or other benefits. Each of the parties' duty to maintain the confidentiality of the Company's and Subsidiary's proprietary information will remain in effect. As of the closing, each Tennessee Stockholder will resign as an officer or director of the Company; and persons associated with the Company will resign as officers and directors of the Subsidiary. In the Separation Agreement, the Tennessee Stockholders and the Chicago Stockholders agreed to vote in favor of the corporate separation transaction and the financing transaction to be voted on at the Annual Meeting.

     The Voting Agreement ("Old Voting Agreement"), and the Lock Up Agreement between and among the Tennessee Stockholders, Robert J. Weinstein, M.D., the Company and Subsidiary prohibiting the Tennessee Stockholders from selling most of their Company Common Stock until May 9, 2004, will also terminate as of the closing. The Old Voting Agreement (described in more detail in the text incorporated by reference from Item 12 of our Form 10-K/A at the paragraph entitled "Security Ownership of Certain Beneficial Owners and Management") governs the voting of the Company Common Stock beneficially owned by the Tennessee Stockholders and Dr. Weinstein with respect to amendments to the Articles of Incorporation and Bylaws, the total number of directors, the election of certain nominees to the Board, and matters relating to the Executive Committee.

     RELEASES. In order to effect a complete separation of their interests, the Separation Agreement provides that each Tennessee Stockholder will release the Company and various other persons related to it, from all disputes, liabilities and claims. The Company will release each Tennessee Stockholder, and certain persons related to them, from all disputes, liabilities and claims. Claims for indemnity under any provision of an agreement or bylaw provision are excluded from the release. The releases are effective at the closing of the corporate separation transaction.

     INDEMNIFICATION. After the closing of the corporate separation transaction, the Company and Subsidiary will indemnify the other for liabilities each assumed as part of the split off transaction, for any breaches of the Separation Agreement and for any breach of the releases.

     CLOSING AND CONDITIONS. The closing of the corporate separation transactions will occur as soon as practicable after the following conditions have been satisfied.

     -    The parties must have executed mutually acceptable closing documents.

     - All representations and warranties of the parties are true, correct and complete.

     - All agreements required to be performed before the closing have been performed.

     - No litigation or other proceedings are filed seeking damages or to enjoin the transaction.

     - The Company receives a fairness opinion confirming that the corporate separation is fair from a financial point of view to the Company's stockholders remaining after the separation.

     - The transactions are approved both by the holders of a majority of the Company's stock present at the meeting in person or by proxy other than the Tennessee Stockholders, and by all stockholders present at the meeting voting as a group.

     -    All third party and government consents have been obtained.

     - The Company is permitted to consummate the corporate separation transaction under the Nevada General Corporation Law.

     -    The Subsidiary will reimburse the Company $60,000.

     - The Company receives advice from its independent tax advisors that if the corporate separation transaction is not tax free to the Company under Section 355 of the Internal Revenue Code, the resulting tax would not exceed the amount of the Company's net operating losses eligible to offset the tax.

     - The closing of the corporate separation transactions will be contemporaneous with the closing the financing transaction.

     The only federal and state regulatory requirements relate to whether the Company can effect the redemption of the Tennessee Stockholders' shares under
Section 78.288 of the Nevada General Corporation Law. This section prohibits a redemption if it would render the corporation unable to pay its debts as they become due in the ordinary course of business or if the corporation's total assets would be less than the sum of its liabilities plus the amount that would be necessary to pay any liquidation preference to holders of preferred stock. The Company's Board has determined that at the closing of the corporate separation transaction (which will occur simultaneously with the financing transaction), the Company will be able to meet these statutory requirements. There are no other regulatory requirements that must be complied with.

     FAIRNESS TO STOCKHOLDERS. The Company retained CBIZ Valuation Counselors as its financial advisor to render an opinion with respect to the fairness of the corporate separation transaction, from a financial point of view, to the holders of the Company's common stock (other than the Tennessee Stockholders, who were not covered by the opinion). CBIZ Valuation Counselors rendered its opinion to the Company on August 2, 2002, that, as of the date of the opinion, the consideration to be received by the Company in the split off transaction was fair, from a financial point of view, to the holders of the Company's common stock (excluding the Tennessee Stockholders).

     We retained CBIZ Valuation Counselors based on its prominence as a valuation and financial advisory firm with experience in the valuation of businesses and their securities in connection with mergers, acquisitions, divestitures, leveraged buyouts, private placements and other situations, and based on its general familiarity with the Company. Since 1998, CBIZ Valuation Counselors has prepared periodic valuations of the Company's stockholders equity and stock options granted under the Company's Long Term Incentive Compensation Plans for financial reporting purposes.

     The full text of the opinion of CBIZ Valuation Counselors, which sets forth certain qualifications, matters they considered and limitations on their reviews, is attached as Exhibit B to this Proxy Statement, and should be read in its entirety. The summary of the full text opinion of CBIZ Valuation Counselors in this Proxy Statement is qualified in its entirety by reference to the opinion. Stockholders should not construe CBIZ Valuation Counselors' opinion as a recommendation as to how to vote at the Annual Meeting.

     In reaching its opinion, CBIZ Valuation Counselors reviewed and analyzed, among other things:

     - Drafts of the Separation Agreement by and between the Company, Photogen, Inc., the Tennessee Stockholders, Robert J. Weinstein, M.D., Stuart Levine, and Tannebaum, LLC;

     - Minutes of the Board of Directors of the Company discussing the split off transaction dated April 8, 2002;

     - A letter from Brooks Boveroux (Chief Financial Officer of the Company), dated June 13, 2002, detailing the Company's capital raising efforts associated with the Therapeutic Business during the period 2001 through May 2002;

     - A letter from Taffy Williams (President and CEO of the Company) to the Board of Directors, dated March 4, 2002, detailing several issues including future financing options, the status of clinical trials for existing projects, cash requirements, and the status of pending litigation;

     - A term sheet, dated April 24, 2002, between the Company, Mi3 L.P., Oxford BioScience, New England Partners and certain other investors, detailing a proposed round of financing expected to be completed subsequent to the split off transaction;

     - A statement of the fully diluted capital structure of the Company as of December 31, 2001;

     -    A list of warrants for the Company as of December 31, 2001; and

     -    A business plan for the Company dated June 1, 2000.

     Additionally, CBIZ Valuation Counselors visited the Company's headquarters in New Hope, Pennsylvania and the Company's research facility in Knoxville, Tennessee, and conducted interviews with management and directors of the Company, including Taffy J. Williams, Brooks Boveroux, Eric Wachter (a director, Vice President, Senior Scientist), Timothy Scott (COO, Senior Scientist), and Daniel R. Hamilton (Manager - Finance and Administration).

     In the course of its review and study, the Company gave CBIZ Valuation Counselors access to all materials and personnel requested for its work, and imposed no limitations on the scope of CBIZ Valuation Counselors' investigation. CBIZ Valuation Counselors relied upon and assumed without independent verification, the accuracy and completeness of financial and other information the Company provided. CBIZ Valuation Counselors also assumed that all information furnished to them and their representatives represented good faith efforts to describe the current and prospective status of the Company from an operational and financial point of view.

     In connection with its opinion, CBIZ Valuation Counselors performed reviews, studies, and analyses it deemed necessary under the circumstances, including the following:

     - A review of various financial documents issued by the Company including audited financial statements of the Company for the fiscal years ended December 31, 1998 through 2001;

     - A review of financial projections for the therapeutic business for the periods 2002 through 2007, and financial projections for the diagnostic business for the periods 2002 through 2006, both prepared by Company management;

     - A discussion with the Company's management concerning the operation of the diagnostic and therapeutic businesses and their respective industries and to aid in interpreting the various data obtained;

     - A discussion with management of the Company to obtain their views of the strategic rationale for the split off transaction;

     - A review of various legal documents and agreements previously described;

     -    An analysis of the condition of the capital and securities markets;

     - A comparison of the financial ratios of the therapeutic and diagnostic businesses with those of a portfolio of publicly traded guideline companies operating within similar lines of business;

     - A review of public filings of the Company and other information to gain insight into the outlook for the industry and for the companies which operate within the industry;

     - A review of the marketing process undertaken by the Company in order to raise capital funding for the therapeutic and diagnostic businesses;

     - An analysis of the anticipated effect of the split off transaction on the future financial performance of the therapeutic and diagnostic businesses;

     - An analysis of the anticipated effect of the split off transaction on the respective management teams of the therapeutic and diagnostic businesses;

     - An analysis of the factors included in Revenue Ruling 59-60 for both the therapeutic and diagnostic businesses, including:

          (i) The nature of the business and the history of the enterprise from inception;

          (ii) The economic outlook in general and the condition of and outlook for the specific industry;

          (iii) The book value of the stock and the financial condition of the business;

          (iv)    The earning capacity of the Company;

          (v)     The dividend-paying capacity of the Company;

          (vi) Whether or not the enterprise has goodwill or other intangible value;

          (vii) Prior sales of ownership interests or offers to purchase the Company; and

          (viii) The market prices of stocks of corporations engaged in the same or a similar line of business and having their stocks actively traded in a free and open market.

     - A comparison of the relative fair values of the therapeutic business and the diagnostic business;

     - A comparison of the absolute fair value of the therapeutic business with the consideration to be received by the Company upon close of the split off transaction; and

     - The performance of other financial studies, analysis, and investigations as CBIZ Valuation Counselors deemed appropriate for the purpose of its opinion.

     In preparing its opinion, CBIZ Valuation Counselors performed the following financial and comparative analyses:

     PUBLICLY TRADED GUIDELINE COMPANY ANALYSIS. Using publicly available information, CBIZ Valuation Counselors analyzed the market values of certain publicly traded guideline companies it considered comparable to the therapeutic business and the diagnostic business. CBIZ Valuation Counselors reviewed various comparative factors between the therapeutic guideline companies, the diagnostic guideline companies and the therapeutic business and the diagnostic business, respectively. Comparative factors examined included product/technology comparability, target markets, stage of clinical research, stage of development, and size. Based upon CBIZ Valuation Counselors' analysis of the comparative factors mentioned above and the guideline companies' market capitalizations, CBIZ Valuation Counselors determined the fair value of the diagnostic business to be at least equal to that of the therapeutic business. Further, CBIZ Valuation Counselors determined the fair value of the therapeutic business to be similar to the fair value of the consideration to be paid by the Tennessee Stockholders to the Company. In determining the fair value of the consideration to be paid to the Company, CBIZ Valuation Counselors considered the market price of the Company's publicly traded stock, the consideration to be paid in the upcoming financing of the Company, and the restrictions attached to the shares of Common Stock owned by the Tennessee Stockholders.

     COMPARATIVE TRANSACTION ANALYSIS. CBIZ Valuation Counselors also reviewed recent private transactions of bio-technology companies from which it could derive indications of value for the therapeutic business and the diagnostic business. However, due to the lack of publicly disclosed data for companies comparable in business description and stage of development to the therapeutic business and the diagnostic business, CBIZ Valuation Counselors could not reach any conclusions under this methodology.

     DISCOUNTED CASH FLOW ANALYSIS (INCOME APPROACH). CBIZ Valuation Counselors performed discounted cash flow analyses of the projected debt-free net cash flows of the therapeutic business for the years ending 2002 through 2011, while CBIZ Valuation Counselors performed a discounted cash flow analysis for the diagnostic business based on projected debt-free net cash flows for the years ended 2002 to 2009. CBIZ Valuation Counselors determined the indicated enterprise values by summing the present values of the interim debt-free net cash flows with the present values of the terminal values. The terminal values were estimated by applying an exit multiple to the terminal year earnings before interest, taxes, depreciation and amortization for each business. The exit multiples were estimated based on our review of current market multiples observed for a portfolio of publicly traded bio-technology firms that have established products in the marketplace. The interim cash flows and terminal values were discounted to present value using a discount rate of 50%. This analysis yielded a fair value for the diagnostic business at least equal to the fair value for the therapeutic business. The implicit equity value of the therapeutic business was also not greater than the consideration expected to be received by the Company.

     HISTORICAL COST ANALYSIS. CBIZ Valuation Counselors reviewed the costs incurred to date for research and development of the therapeutic business and the diagnostic business. Based on this review, the sum of amounts invested in the diagnostic business in terms of research and development costs, acquisition costs for the purchase of the technology from Elan Corporation and the Company's portion of the losses incurred by Sentigen (a joint venture between the Company and affiliates of Elan Corporation) exceed the amounts invested in the development of the therapeutic business. Further, the consideration to be received by the Company upon completion of the split off transaction is similar to the amount of research and development invested in the diagnostic business.

     REVIEW OF PENDING FINANCING. CBIZ Valuation Counselors reviewed the terms of the proposed financing transaction (which is the subject of Proposal 2). According to the terms of this financing, a $14 million pre-money value was determined for the diagnostic business, with no value placed on the therapeutic business if it is still part of the Company on the closing date of the proposed financing (because the Company would not have the resources to pursue the therapeutic business). This indicated a fair value for the diagnostic business in excess of the therapeutic and a fair value of the therapeutic business below the amount of consideration to be received by the Company in the split off transaction.

     In formulating its conclusions from the above valuation approaches, CBIZ Valuation Counselors assumed:

     - Continued operation of the diagnostic business at the Company's Pennsylvania facility;

     - Continued operation of the therapeutic business at the Company's Tennessee facility;

     - The therapeutic business and the diagnostic business will be competently managed and maintained by financially sound owners over the period of projected cash flows; and

     - No additional financings, distributions, or acquisitions, other than those specifically addressed in the opinion, will occur over the projection period.

     CBIZ Valuation Counselors did not rely completely on any single item of information to the exclusion of other information. All opinions as to economic fairness and value were presented as CBIZ Valuation Counselors' considered opinion based on the facts and data obtained during its investigation and set forth in its fairness opinion. Actual results achieved during the period covered by its prospective financial analysis will vary from those described in CBIZ Valuation Counselors' reports and the variations may be material.

     Pursuant to our engagement letter, we will pay CBIZ Valuation Counselors approximately $40,000 for its services in rendering this fairness opinion to the Company and we will reimburse CBIZ Valuation Counselors for its expenses. We also agreed to indemnify CBIZ Valuation Counselors, its affiliates and each of its directors, officers, employees, agents, consultants and attorneys and each controlling person, if any, from any liabilities under federal securities laws that may arise out of CBIZ Valuation Counselors' engagement.

     FEDERAL TAX CONSEQUENCES. Section 355 of the Internal Revenue Code provides that a corporate separation such as the proposed split off transaction will be tax free to all parties if eight criteria are satisfied. Among these are that there will not be a change of control of the Company. The Company, Subsidiary and the Tennessee Stockholders agreed that each will be responsible for its own tax in connection with the transaction.

     The Company believes, based on advice of its independent tax advisors, that the split off transaction will not be tax free to the Company because of the redemption of more than 50% of our Common Stock in the corporate separation transaction and financing transaction. The Company cannot determine the precise amount of income it will recognize as a result of the corporate separation transaction until it prepares its tax returns for 2002. However, the Company expects that the tax on that income will be offset by use of the Company's existing net operating losses, which were $20,500,000 as of December 31, 2001. The change of control resulting from the corporate separation transaction and financing transaction may limit the further availability of net operating losses we expect will remain after the corporate separation transaction. Any net operating losses remaining after the corporate separation transactions will be allocated between the Company and Subsidiary in accordance with the Internal Revenue Code and the advice of the Company's independent tax advisors. In all events, the split off will not have any direct tax consequences to the holders of Common Stock who are not parties to the Separation Agreement.

     PRO FORMA FINANCIAL STATEMENTS OF DIAGNOSTIC BUSINESS. The following summary unaudited pro forma statements of operations of our diagnostic business for the year ended December 31, 2001, three months ended March 31, 2002, for the period from inception to December 31, 2001 and for the period from inception to March 31, 2002 and the summary unaudited pro forma balance sheet at March 31, 2002 were prepared from our historical financial statements. These financial statements were prepared to reflect the separation of our diagnostic and therapeutic businesses and the receipt of 20,548,435 shares of our Common Stock in exchange for the therapeutic business. The receipt of shares will be recorded as a reduction of common stock and paid in capital based on the assumed market price as the date of closing of $1.00 per share. The difference between the carrying value of the net assets related to the therapeutic business and the market value of the common stock will be recorded as a gain. The actual market price as of closing will impact the gain that will be recorded. This gain has been excluded from the pro forma statements of operations as it is directly related to the transaction and is expected to be included in our income within the next 12 months. The following information is based on and should be read in conjunction with our historical financial statements and related notes. These historical financial statements (including specifically our amended Form 10-K for the fiscal year ended December 31, 2001) are incorporated by reference into this Proxy Statement. Exhibit I to this Proxy Statement contains the unaudited financial statements of the therapeutic business.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transaction reflected therein been consummated as of the dates indicated or of the results of operations or financial position for any future periods.

                         Balance Sheet at March 31, 2002
                                   (Pro Forma)

                                                             Photogen                          Diagnostic
                                                         Technologies, Inc.  Adjustments (1)    Business
                                                            (Unaudited)       (Unaudited)      (Unaudited)
------------------------------------------------------------------------------------------------------------
Current assets
Cash and cash equivalents                                $         316,801                   $       316,801
Restricted cash                                                    150,000                           150,000
Prepaid expenses                                                    14,887                            14,887
Deposit                                                            328,847                           328,847
                                                         -----------------                   ---------------

Total current assets                                               810,535                           810,535

Equipment and Leasehold Improvements, less accumulated
depreciation                                                       786,795   $    (750,165)           36,630

Patent costs, net of amortization                                  388,891                           388,891

Deposits                                                            14,383                            14,383

Investment in and advances to affiliate                         10,602,577                        10,602,577
                                                         -----------------   -------------   ---------------

                                                         $      12,603,181   $    (750,165)  $    11,853,016
                                                         =================   =============   ===============

                                                           Consolidated      Adjustments (1)   Diagnostic
                                                            (Unaudited)       (Unaudited)      (Unaudited)
------------------------------------------------------------------------------------------------------------
Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable                                         $         470,965   $    (263,713)  $       207,252
Accrued expenses                                                   557,044        (207,604)          349,440
Accrued restructuring                                              625,000                           625,000
Accrued equipment lease                                            393,312                           393,312
                                                         -----------------   -------------   ---------------

Total Current Liabilities                                        2,046,321        (471,317)        1,575,004
                                                         -----------------   -------------   ---------------

Accrued equipment lease                                            721,037                           721,037
Long term debt                                                   2,314,005                         2,314,005
                                                         -----------------   -------------   ---------------

Total liabilities                                                5,081,363        (471,317)        4,610,046

Shareholders' equity

Preferred stock; par value $.01 per share; 5,000,000 shares authorized, including:

Series A Preferred Stock; 13,788 shares authorized,
issued and outstanding, liquidation preference $1,000
per share (aggregate $13,788,000)                                      137                               137

Series B Preferred Stock; 402,000 shares authorized,
378,716 issued and outstanding, liquidation preference
$16.88 per share (in aggregate $6,392,726 at March 31,
2002)                                                                3,786                             3,786

Common stock; par value $.001 per share; 150,000,000
shares authorized; 38,842,298 shares issued and
outstanding                                                         38,843         (20,549)           18,294

Additional paid-in capital                                      38,888,060     (20,527,886)       18,360,174

Deficit accumulated during the development stage               (31,409,008)     20,269,587       (11,139,421)
                                                         -----------------   -------------   ---------------

Total Shareholders' Equity                               $       7,521,818   $    (278,848)  $   $ 7,242,970
                                                         -----------------   -------------   ---------------

                                                         $      12,603,181   $    (750,165)  $    11,853,016
                                                         =================   =============   ===============

(1) Adjustments to reflect elimination of therapeutic business.

     Unaudited Pro Forma Statement of Operations for the three months ended
         March 31, 2002 and the period from inception to March 31, 2002

                                                                                                        Cumulative
                                                                                                           Amounts
                                                                                                              From
                                                                                                       November 3,
                                               Three Months     Three Months      Three Months                1996
                                                      Ended            Ended             Ended      (Inception) to
                                             March 31, 2002   March 31, 2002    March 31, 2002      March 31, 2002
------------------------------------------------------------------------------------------------------------------
                                                                Therapeutic       Diagnostic        Consolidated
                                               Historical        Business          Business          Historical
Operating Expenses
Research and development                    $       689,113   $      638,127    $       50,986    $     13,000,524
General and administrative                          616,725          459,150           157,575          13,282,593
Restructuring charges                               451,068                            451,068           1,048,093
Provision for future lease payments                                                                      1,264,208

Total operating expenses                          1,756,906        1,097,277           659,629          28,595,418
------------------------------------------------------------------------------------------------------------------

Income (loss) from joint venture                   (560,114)                          (560,114)         (4,022,293)
Investment Income                                     1,325                              1,325           1,208,703

Net Loss                                    $    (2,315,695)   $  (1,097,277)   $   (1,218,418)   $    (31,409,008)
------------------------------------------------------------------------------------------------------------------

Dividends on Preferred Stock                        334,463                            334,463

Net loss applicable to common shareholders  $    (2,650,158)                    $   (1,552,881)
----------------------------------------------------------------------------------------------
Basic and Diluted Loss Per Common Share     $         (0.07)                    $        (0.08)
----------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares
Outstanding - Basic and Diluted                  38,842,298                         18,293,863
----------------------------------------------------------------------------------------------
                                                 Cumulative       Cumulative
                                                    Amounts          Amounts
                                                       From             From
                                                November 3,      November 3,
                                                       1996             1996
                                             (Inception) to   (Inception) to
                                             March 31, 2002   March 31, 2002
                                          ------------------------------------
                                              Therapeutic       Diagnostic
                                               Business          Business
Operating Expenses
Research and development                    $     9,820,798   $    3,179,726
General and administrative                        9,348,166        3,934,427
Restructuring charges                                              1,048,093
Provision for future lease payments                                1,264,208

Total operating expenses                         19,168,964        9,426,454
------------------------------------------------------------------------------

Income (loss) from joint venture                                  (4,022,293)
Investment Income                                                  1,208,703

Net Loss                                    $   (19,168,964)  $  (12,240,044)
------------------------------------------------------------------------------

           Unaudited Pro Forma Statement of Operations for the year ended December 31, 2001 and for the period from inception to December 31, 2001

                                                                                                        Cumulative
                                                                                                           Amounts
                                                                                                              From
                                                                                                       November 3,
                                                                                                              1996
                                                 Year Ended       Year Ended        Year Ended      (Inception) to
                                               December 31,     December 31,      December 31,        December 31,
                                                       2001             2001              2001                2001
------------------------------------------------------------------------------------------------------------------
                                              Consolidated      Therapeutic       Diagnostic        Consolidated
                                               Historical        Business          Business          Historical
Operating Expenses
Research and development                    $     3,347,778   $    2,909,820    $      437,958    $     12,311,411
General and administrative                        3,269,013        2,160,564         1,108,449          12,665,868
Restructuring charges                                     0                                  0             597,025
Provision for future lease payments               1,264,208                          1,264,208           1,264,208

Total operating expenses                          7,880,999        5,070,384         2,810,615          26,838,512
------------------------------------------------------------------------------------------------------------------

Loss from joint venture                          (1,952,758)                        (1,952,758)         (3,462,179)

Investment income                                   110,741                            110,741           1,207,378

Net Loss                                    $    (9,723,016)   $   (5,070,384)   $  (4,652,632)   $    (29,093,313)
==================================================================================================================

Dividends on Preferred Stock                      2,943,755                          2,943,755

Net loss applicable to common shareholders  $   (12,666,771)                     $  (7,596,387)
----------------------------------------------------------------------------------------------
Basic and Diluted Loss Per Common Share     $         (0.33)                     $       (0.43)
----------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares
Outstanding - Basic and Diluted                  38,030,773                         17,482,338
-----------------------------------------------------------------------------------------------

                                                 Cumulative       Cumulative
                                                    Amounts          Amounts
                                                       From             From
                                                November 3,      November 3,
                                                       1996             1996
                                             (Inception) to   (Inception) to
                                               December 31,     December 31,
                                                       2001             2001
----------------------------------------------------------------------------
                                              Therapeutic       Diagnostic
                                               Business          Business
Operating Expenses
Research and development                    $     9,182,671   $    3,128,740
General and administrative                        8,889,016        3,776,852
Restructuring charges                                                597,025
Provision for future lease payments                                1,264,208

Total operating expenses                         18,071,687        8,766,825
----------------------------------------------------------------------------

Loss from joint venture                                           (3,462,179)

Investment income                                                  1,207,378

Net Loss                                    $   (18,071,687)  $  (11,021,626)
============================================================================

                                   PROPOSAL 2
   APPROVE ISSUANCE OF MORE THAN 20% OF OUR OUTSTANDING STOCK IN FINANCING
                                  TRANSACTION

     Proposal 2 seeks approval for the Company to issue more than 20% of its outstanding voting stock to institutional investors in the financing transaction. We will raise a total of $16,250,000 in new capital from this financing and, based on the pricing formula discussed below, we will issue 54,166,667 shares to the institutional investors at a price of $.30 per share. The amount of borrowing under our line of credit with Tannebaum LLC, up to the commitment for additional investment, will be a conversion of that debt with the remainder as a cash investment. In connection with the institutional financing, the Company entered into a Common Stock Purchase Agreement with the institutional investors, a copy of which is attached to this Proxy Statement as Exhibit C. The full text of the Common Stock Purchase Agreement, the Voting Agreement and the Registration Rights Agreement (discussed below) are attached as Exhibits to this Proxy Statement and should be read in their entirety. The summary of those agreements in the Proxy Statement is qualified by reference to those agreements.

     The institutional financing will result in our issuing 139.5% of our Common Stock based on the shares outstanding at this time. In addition, the increase in shares reserved for issuance under our 2000 Long Term Incentive Compensation Plan described in Proposal 4 could result in the issuance of 16,275,000 more shares in addition to the 2,000,000 shares already approved for issuance under that Plan. Rules of the NASDAQ SmallCap Market require that we obtain stockholder approval if we issue stock with 20% or more of our voting power under these circumstances.

SUMMARY OF FINANCING TRANSACTION

     INSTITUTIONAL INVESTORS; PRIVATE PLACEMENT. The institutional investor group purchasing our Common Stock includes Mi3, L.P. (which is committed to invest $750,000), Oxford BioScience Partners IV L.P./MRNA Fund II L.P. ($12,000,000) and New England Partners Capital, L.P. ($1,500,000). The group will also include Tannebaum, LLC (committed to invest $2,000,000), whose manager is controlled in part by Dr. Weinstein, one of our directors. In all, the institutional investors will purchase $16,250,000 of our Common Stock. The transaction is intended to qualify as a private placement under Section 4(2) of the Securities

Act of 1933 and/or Rule 506 of Regulation D under the Securities Act. As part of the financing transaction, we agreed to a Registration Rights Agreement requiring us to file a registration statement with the Securities and Exchange Commission within 45 days to cover the institutional investors' sales of the shares. The Registration Rights Agreement is included in Exhibit D.

     The purchase price per share to the institutional investors will be determined based on the institutional investors' valuation of the Company at $14,000,000 (before their investment) divided by the number of issued and outstanding shares of Common Stock and all shares of Common Stock issuable on exercise of warrants and options and conversion of securities convertible into Common Stock (including the proposed increase to the 2000 Long Term Incentive Compensation Plan) following the completion of the corporate separation transaction, less 4,070,000 shares currently subject to options. We expect that the price per share will be $.30 and that we will issue a total of 54,166,667 shares to the institutional investors. If we issue additional shares prior to the closing of the institutional financing, the price per share to the institutional investors will decrease and the number of shares they purchase will increase.

     Concurrently with Tannebaum, LLC's purchase of $2,000,000 of Common Stock, its $2,500,000 credit facility will be eliminated. As of July 31, 2002, there was $300,775 of principal and interest outstanding under the Tannebaum, LLC loan.

     The Common Stock issued in the financing transaction will be entitled to one vote per share on all matters the holders of Common Stock may vote upon.

     If for any reason the corporate separation transaction does not close, we intend to proceed with the financing transaction. In that case, the purchase price per share offered to the institutional investors will be $.15 and we will sell up to 108,333,334 shares in total in these transactions. The other terms of the transactions will remain the same as if the corporate separation transaction had been approved and we will effect the one-for-four reverse split before we close the financing transaction. Because the holders of a sufficient number of shares have agreed to vote for the corporate separation transaction to approve it, we do not expect it will be necessary to sell shares at $.15 per share.

     USE OF PROCEEDS. Proceeds from the sale of our Common Stock to the institutional investors must be used for the following purposes (including related general and administrative costs) in the following order or priority, unless otherwise authorized by a majority of the Board:

     - To seek FDA approval for the use of PH-50 (our cardiovascular diagnostic technology) as a CT contrast agent.

     - To seek FDA approval for the use of N1177 (being developed through our joint venture with Elan) as a lymphography contrast agent.

     - To perform pre-clinical exploration of the use of PH-50 to identify vulnerable plaque.

     - To acquire or license compounds to build a product pipeline for the Company.

Pending use of the proceeds for these purposes, we will invest the funds in securities issued or guaranteed by the United States, national bank repurchase agreements secured by those securities or other investments approved by a majority of the Board, but not in any way that would result in the Company being subject to the Investment Company Act of 1940.

     PRE-CLOSING COVENANTS. We agreed that until the closing, except as contemplated by the Common Stock Purchase Agreement, among other things we will not:

     - Conduct discussions with any third party concerning a possible investment, merger, acquisition or other business accommodation.

     - Accept any proposal relating to debt or equity financing or any merger, acquisition or related transaction involving our assets or stock prior to October 31, 2002, or pay Mi3 $3,000,000 in cash if we breach this provision.

     - Enter into any transaction with employees, officers, directors or holders of 3% or more of our stock.

     - Make any dividends, distributions or redeem any shares, subject to certain exceptions.

     - Engage in certain enumerated extraordinary transactions, including issuing securities with equity features senior to the Common Stock; enter into transactions limiting our right to perform obligations to the investors; enter into any transaction that would cause the holders of our stock to own less than 50% of the stock after the transaction (other than the financing and corporate separation transactions); transfer, license or otherwise convey material technology or intellectual property; borrow money; change our principal business; invest in or loan money to third parties; make a capital expenditure over $50,000 or issue more than 10,000 shares in any individual transaction (or 25,000 shares in the aggregate).

In addition, we agreed to take actions to increase the number of shares reserved for issuance under our option plans to equal 20% of our total fully diluted Common Stock on the closing date (including shares to be sold to the investors plus 4,070,000 options currently granted under our option plans), which is the subject of Proposal 4.

     CONDITIONS. The investors' obligations are subject to the fulfillment of certain conditions, including that:

     - Our representations and warranties in the Common Stock Purchase Agreement are true as of the closing.

     - We obtain all necessary consents and approvals (including any necessary from the Securities and Exchange Commission) and no judgment or legal proceeding would prevent consummation of the transaction in the Common Stock Purchase Agreement.

     - The rights and preferences of the Series A Preferred Stock have been modified to the investors' satisfaction and all shares of Series B Preferred Stock have been converted into Common Stock, concurrently with the closing.

     - Our Articles of Incorporation and Bylaws have been amended in accordance with Exhibit E and Exhibit F to this Proxy Statement.

     - The Voting, Drag-Along and Right of First Refusal Agreement has been executed (Exhibit G), and the Registration Rights Agreement has been executed (Exhibit D).

     - Mr. Williams, Mr. Boveroux and Dr. Koenig have executed noncompetition agreements.

     - William D. McPhee, as the investors' initial Board nominee, will be appointed by the Board a director of the Company to fill the vacant sixth directorship (created by Dr. Wachter's resignation in the corporate separation transaction), concurrently with the closing, and the other directors contemplated to be in office by the New Voting Agreement are elected or appointed.

     - A portion ($2,000,000) of the $2,500,000 credit facility provided by Tannebaum, LLC is converted into Common Stock at the same price per share being paid by the institutional investors and the credit facility will be cancelled.

     - The principal and interest under our convertible note to Elan has been converted into Common Stock.

     - The one-for-four reverse stock split occurs, concurrently with the closing. This is the subject of Proposal 3.

     - We receive opinions that the financing and the corporate separation transactions are fair to the stockholders from a financial point of view.

     - The business development and unit sale agreements with AmeriCal Securities are terminated.

     POST-CLOSING COVENANTS. We agreed to perform certain covenants concurrently or after the closing of the transactions in the Common Stock Purchase Agreement, including the following:

     - We will permit the investors to inspect our books, records, properties and assets.

     - We will hold each year not less than five Board meetings and two meetings each of the Compensation Committee and Audit Committee; hold two meetings with representatives of the investors each year; permit representatives of the investors to attend and observe all Board and Board committee meetings; reimburse Board members for reasonable out-of-pocket expenses to attend Board meetings and discharge their duties; and indemnify Board members from costs and liabilities incurred in the course of their duties pursuant to indemnification agreements.

     - We will furnish to the investors yearly business plans and monthly and quarterly operating budgets.

     - We will maintain $2,000,000 of key-man life insurance on Taffy Williams and we will maintain $15,000,000 of directors and officers liability insurance.

     - We will increase the number of shares available for issuance under our option plans to equal 20% of our Common Stock calculated on a fully diluted basis, including shares issuable in the institutional financing, on the closing date (this is the subject of Proposal 4).

     NEW VOTING AGREEMENT. As part of the financing transaction, the Company and the institutional investors will enter into a Voting, Drag-Along and Right of First Refusal Agreement (the "New Voting Agreement"). A summary of certain provisions of the New Voting Agreement follows below; the complete New Voting Agreement is included with this Proxy Statement at Exhibit G.

     The parties to the New Voting Agreement are the Company, Dr. Weinstein, Stuart Levine (individually and as co-trustees of the Theodore Tannebaum Trust) and Tannebaum, LLC (referred to in the New Voting Agreement as the "Chicago Stockholders"); and Mi3, Oxford BioScience Partners, MRNA Fund, and New England Partners Capital (referred to in the New Voting Agreement as the "Venture Capital Investors"). Together, the parties to the New Voting Agreement will beneficially own

65,022,630 shares (61.8%) of our fully diluted Common Stock (87.1% of the then outstanding Common Stock).

     The New Voting Agreement provides that each of its parties will vote all shares of which it is the beneficial owner as follows:

     -    To maintain the total number of directors at seven.

     - To amend our Articles of Incorporation or Bylaws in accordance with the recommendation of five of the seven directors.

     -    For the election of the following directors:

          -    One person nominated by Mi3 (who initially will be William D.
               McPhee);
          - One person nominated by the holders of 80% of the shares owned by the Venture Capital Investors;
          - One person nominated by the holders of 80% of the shares owned by the Chicago Stockholders (who initially will be Dr. Weinstein);
          - One person appointed by our Board of Directors as the Chief Executive Officer (who initially will be Taffy Williams, Ph.D.)
          - One person nominated by Elan (who initially will be Aidan King), in accordance with and subject to our October 20, 1999
               Securities Purchase Agreement with Elan; and
          - Two persons (or three if Elan's right to nominate a director expires) with industry experience in the healthcare, biotech or pharmaceutical industries, as nominated by our Board of Directors and approved by the holders of 80% of the shares beneficially owned by the Venture Capital Investors (who initially will be Gene Golub and Lester McKeever, Jr.).

     - To remove from the Board any director nominated under the New Voting Agreement at the request of the entity or group having the right to nominate or approve that director.

     - To maintain an Audit Committee and Compensation Committee of the Board, each with three members, and to appoint one director to serve on each Committee nominated by the holders of 80% of the shares owned by the Venture Capital Investors (who initially will be Mr. McPhee).

     The New Voting Agreement also provides that none of its parties will sell, transfer, pledge, grant any option for, or otherwise dispose of any of their shares of Company stock except in compliance with the New Voting Agreement. There are several provisions governing the sale of stock:

     - If at any time after the third anniversary of the New Voting Agreement we receive an offer from a third party to purchase substantially all of our assets or equity, the sale has been approved by a majority of the Board of Directors (with the Chicago Stockholders' Board nominee recusing himself) and the Venture Capital Investors propose to sell a majority of their shares at that time, then the Venture Capital Investors may require the Chicago Stockholders to sell a pro rata portion of the Chicago Stockholders' shares to the purchaser of the Venture Capital Investors' shares. These rights and obligations will terminate upon consummation of an underwritten public offering covering the offer and sale of our Common Stock on a firm commitment basis for an offering price of at least $20,000,000.

     - If a party to the New Voting Agreement desires to transfer any shares in a privately-negotiated transaction pursuant to a bona fide offer, the selling stockholder will notify us and the other parties to the New Voting Agreement. We will have a right of first refusal to purchase all or a portion of the shares on the same terms as proposed in the third part offer. If we elect to purchase less than all, or none, of the shares proposed to be sold, the other parties will have a right of second refusal to purchase the remaining shares on the same terms as proposed in the third party offer. If the Company and the remaining parties do not purchase all of the shares proposed for transfer, the selling stockholder may sell the shares on the terms of the third party offer. These restrictions do not apply to the sale of Common Stock under Rule 144 or under a registration statement.

     REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement (attached as Exhibit D) requires us to file a registration statement with the SEC within 45 days after the closing of the financing transaction. The registration statement will cover the institutional investors' resale of Common Stock purchased at the closing. We must use reasonable best efforts to obtain a waiver from holders of piggyback registration rights who might otherwise be entitled to join in the registration agreement.

     We must pay all expenses associated with the registration statement. If the registration statement is not declared effective by the SEC within 60 days after it is filed (or longer if Mi3 extends that period in its reasonable discretion for good cause), we must make pro rata payments to each institutional investor of 1.5% of the aggregate amount that investor invested as partial compensation for the delay. We may pay these amounts by delivering additional shares of Common Stock valued at the arithmetic mean of the closing prices of the shares for 10 trading days beginning 20 trading days before issuing the shares.

     If the offering pursuant to the registration statement is underwritten, any investment banker we choose must be reasonably satisfactory to Mi3. We have a number of obligations in connection with the registration statement, including to cause it to remain continuously effective until the institutional investors sell all of their shares covered by the registration statement or those shares are eligible for sale under Rule 144(k). We must also provide Mi3 with ongoing due diligence materials, and we must indemnify each institutional investor and certain of their related persons from liabilities they incur resulting from any untrue statement or omission of a material fact contained in the registration statement and related documents and from certain other liabilities.

     FAIRNESS TO STOCKHOLDERS. As one of the conditions to the closing of the financing transaction, we must obtain a letter from CBIZ Valuation Counselors in which that firm gives its opinion that the financing transaction is fair to our stockholders from a financial point of view. CBIZ Valuation Counselors has not completed that fairness opinion at the time this Proxy Statement was filed, but we will obtain the fairness opinion before we close the financing transaction. The institutional investors will not waive this condition.

CHANGES TO SERIES A PREFERRED STOCK AND OTHER ELAN HOLDINGS

     Elan has agreed to the following changes in its holdings:

     - We will reduce the price at which the Series A Preferred Stock (including all accrued in-kind dividends) converts into Common Stock from $21.17 per share to $3.00.

     - The liquidation preference in favor of the Series A Preferred Stock (approximately $14,464,280 as of June 30, 2002) will be eliminated.

     - All principal and accrued interest ($3,043,755 as of June 30, 2002) under our $4,806,000 note to Elan will be converted into Common Stock at a conversion price of $6.00 (reduced from $18.00). This will result in the issuance of 507,293 shares of Common Stock to Elan.

     - If Elan exercises its right to exchange the Series A Preferred Stock for shares of Sentigen, Ltd. (our joint venture company with Elan to develop N1177 for lymphography) before October 20, 2002, the Sentigen shares issued as a result will rank pari passu with the Company's Sentigen common stock (the exchanged shares would otherwise have been entitled to a liquidation preference in Sentigen).

     - Elan will not exercise its preemptive right to receive any additional shares of Common Stock it would otherwise have as a result of the institutional financing pursuant to an earlier agreement with Elan.

CHANGES TO SERIES B PREFERRED STOCK

     As a condition to the closing of the financing transaction, the holders of at least a majority of the Series B Preferred Stock must agree to convert their shares into Common Stock. As a result, all shares of Series B Preferred Stock (including all shares of Series B Preferred Stock paid as in-kind dividends) will be converted into Common Stock at the closing. In exchange for this conversion we agreed that the conversion ratio of the Series B Preferred Stock would change from 1.44703 (the conversion ratio after taking into consideration all issuances of Common Stock before the institutional financing ) to 4.25. Thus, each share of Series B Preferred Stock will convert into 4.25 shares of Common Stock contemporaneously with the closing of the financing transaction. The result will be that all shares of Series B Preferred Stock will be converted into a total of approximately 1,653,806 shares of Common Stock (as of June 30, 2002); and the Series B Preferred Stock will not longer be outstanding, nor will there be any liquidation preference associated with the Series B Preferred Stock.

DILUTION

     As a consequence of the shares to be issued in the financing transaction, the adjustment of the Series A Preferred Stock conversion price, the conversion of the Elan note, and the conversion of the Series B Preferred Stock, current holders of Common Stock will incur dilution of their shares. The table under the heading "Overview of Proposals 1, 2, 3 and 4 - Pro Forma Information - Dilution" on page 3 above illustrates the dilution.

AMENDMENTS TO ARTICLES OF INCORPORATION AND BYLAWS

     One of the conditions to the closing of the financing transaction is that we amend our Articles of Incorporation and Bylaws. The amendment to the Articles of Incorporation is to effect a one-for-four reverse stock split which is the subject of Proposal 3. In addition, portions of the Certificate of Designations, Rights and Preferences of the Series A Preferred will be amended (see "Changes to Series A Preferred Stock and Other Elan Holdings," above), and the Series B Preferred will be cancelled.

     The amendment to the Bylaws eliminates the requirement that various Board activities must be approved by five of the seven directors. These matters included creating committees of the Board and various other material transactions. As a result of the amendments to the Bylaws, Board actions will be effected by a majority of a quorum, unless another impropriety or specific voting procedure applies to a particular matter. The Amended and Restated Bylaws, which are attached at Exhibit F, were approved by the Board subject to the closing of the financing transactions.

     PRO FORMA IMPACT OF FINANCING. The following unaudited financial information reflects the pro forma effect of the financing on the diagnostic business as of March 31, 2002:

                                             Diagnostic       Adjustments
                                              Business       institutional
                                           March 31, 2002      financing         Pro forma
-----------------------------------------------------------------------------------------------
Current assets
Cash and cash equivalents                    $    316,801   $  15,982,500(1)    $16,299,301

Long term debt, including accrued interest      2,408,606       (2,408,606)               0

Shareholders' equity
Preferred stock; par value $.01 per share;
5,000,000 shares authorized, including:

Series A Preferred Stock                              137                               137

Series B Preferred Stock                            3,786           (3,786)               0

Common stock; par value $.001 per share;
150,000,000 shares authorized                     18,2945           56,328(2)        74,622

Additional paid-in capital                     18,360,174       18,606,187       36,966,361

Deficit accumulated during the development
stage                                         (11,139,421)        (267,623)(3)  (11,407,044)
                                             ---------------------------------------------------
Total Capitalization                         $  9,651,576   $   15,982,500      $25,634,076

----------
(1)  Proceeds, net of estimated expenses of $267,500.
(2) Impact on par value of issuing 54,166,667 shares of common stock at $0.30 per share in the institutional offering, 507,293 shares of common stock at $6.00 per share from debt conversion and 1,653,806 shares of common stock at an exchange ratio of 4.25 shares of common stock per share of Series B Preferred Stock.
(3) Impact of bargain feature resulting from reduction of conversion price of long term debt (including interest) from $18.00 to $6.00.


                                   PROPOSAL 3
  AMEND ARTICLES OF INCORPORATION TO EFFECT A ONE FOR FOUR REVERSE STOCK SPLIT

     INTRODUCTION. In connection with the closing of the financing transaction, we are required to make a one-for-four reverse stock split (the "Reverse Split") of our outstanding Common Stock on the terms described in this Proxy Statement. The principal effect of the Reverse Split would be to decrease the number of issued and outstanding shares of our Common Stock (but not the total shares authorized for issuance). Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder would hold the same percentage of Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split.

     After the completion of the splitoff transaction, financing transaction and the reverse split, we will have 122,882,608 authorized and unissued shares of Common Stock (based upon a $.30 per share purchase price for the shares offered in the financing transaction).

     We may use the authorized and unissued shares of Common Stock to raise capital in a public or private offering, to enter into a strategic transaction or to grant options or warrants to employees or others. We have no current intentions or plans to enter into any stock offerings or strategic transactions other than the shareholder offering described in Proposal 2 above. In addition, 7,639,580 shares of the Company's authorized and unissued shares are reserved for future grants and the issuance upon exercise of outstanding warrants and options previously granted under our various stock option plans and agreements and upon conversion of the Series A preferred stock.


     The Reverse Split will be accomplished by amending our Articles of Incorporation. The proposed Amended and Restated Articles of Incorporation are attached to this Proxy Statement as Exhibit E. The Reverse Split will become effective upon the closing of the institutional financing (the "Effective Date").

     Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Nevada law in connection with the amendment to our Articles of Incorporation to complete the Reverse Split.

     REASONS FOR THE REVERSE SPLIT. In addition to the fact that the Reverse Split is required by the institutional investors, the Reverse Split should enable us to reduce the number of shares outstanding to a more appropriate number for a company at our stage of development as well as attempt to increase the market price of our Common Stock in an effort to ensure meeting the continued listing requirements of the Nasdaq SmallCap Market. The Reverse Split may also increase the attractiveness of our Common Stock to prospective investors and the financial community.

     Among the many factors considered by the Board in reaching its decision to recommend the Reverse Split were the consequences of our Common Stock being delisted. For our Common Stock to continue to be eligible for quotation on the Nasdaq SmallCap Market our Common Stock must maintain a minimum bid price per share of $1.00 and we are required to have $2.5 million of shareholders' equity or $35 million of market capitalization, as well as meet other requirements. If our Common Stock were delisted, it would then be eligible for quotation on the OTC Bulletin Board maintained by Nasdaq, another over-the-counter quotation system or the "pink sheets." If that occurred, the liquidity and marketability of our Common Stock might decrease. As a result, an investor might find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. In addition, if our Common Stock were delisted and the trading price of our Common Stock continued to be less than $1.00 per share, trading in our Common Stock would be subject to certain rules under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock." The additional burdens imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our Common Stock, which may further affect the liquidity of our Common Stock. For the above reasons, we believe that current and prospective investors will view an investment in our Common Stock more favorably if our shares continue to be listed on the Nasdaq SmallCap Market than if our Common Stock trades on the OTC

Bulletin Board. In addition, we also believe that being listed on the Nasdaq SmallCap Market will be viewed more favorably by prospective and actual customers, partners and employees.

     The Reverse Split and resulting anticipated increase in the price of our Common Stock should also enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

     Although we believe that the Reverse Split is in the best interests of the Company and our stockholders, if implemented, the Reverse Split may result in some stockholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares. In addition, the Reverse Split may make it more difficult for us to meet other requirements for continued listing on the Nasdaq SmallCap Market relating to the minimum number of shares that must be in the public float and the minimum number of round lot holders.

     We cannot assure stockholders that the Reverse Split will have any of the desired consequences described above. Specifically, we cannot assure stockholders that after the Reverse Split the market price of our Common Stock will increase proportionately to the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level or that our market capitalization will be equal to the market capitalization before the Reverse Split.

     EFFECTING THE REVERSE SPLIT. If approved by the stockholders at the Annual Meeting, we will file the Amended and Restated Articles of Incorporation with the Nevada Secretary of State to become effective concurrently with the closing of the institutional financing. Upon effectiveness of the Amended and Restated Articles of Incorporation, without further action by us or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Date would be converted into the right to receive a number of shares of Common Stock (the "New Common Stock") calculated based on a reverse split ratio of one for four. For example, if a stockholder presently holds 1,000 shares of Common Stock, that stockholder would hold 250 shares of Common Stock following the Reverse Split.

     NO FRACTIONAL SHARES. We will not issue any fractional shares in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the nearest whole share.

     EXCHANGE OF STOCK CERTIFICATES. The conversion of the shares of our Common Stock under the Reverse Split will occur automatically on the Effective Date. This will occur regardless of when stockholders physically surrender their stock certificates for new stock certificates.

     Our transfer agent, Computershare Investor Services LLC, will act as exchange agent ("Exchange Agent") to implement the exchange of stock certificates. As soon as practicable after the Effective Date, the Company, or the Exchange Agent, will send a letter to each stockholder of record at the Effective Date for use in transmitting certificates representing shares of our Common Stock ("Old Certificates") to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new stock certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

     Stockholders will then receive a new certificate in exchange for certificates representing the number of whole shares of New Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of New Common Stock to which these stockholders are entitled. All expenses of the exchange of certificates will be borne by us.

     YOU SHOULD NOT SEND YOUR OLD CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL.

     EFFECT ON OUTSTANDING SHARES. If the Reverse Split is completed, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged. The number of shares of Common Stock that may be purchased upon exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will be adjusted in accordance with their terms as of the Effective Date.

     ACCOUNTING CONSEQUENCES. The par value of our Common Stock will remain unchanged at $.001 per share after the Reverse Split. However, the Common Stock as designated on our Balance Sheet would be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split such that the Common Stock would become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split, and that the Additional Paid-in Capital as designated on our Balance Sheet would be increased by an amount equal to the amount by which the Common Stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split. We do not anticipate that any other accounting consequence would arise as a result of the Reverse Split.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the material anticipated United States federal income tax consequences of the Reverse Split to our stockholders. This summary is based on the United States federal income tax laws now in effect and as currently interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local, or foreign tax laws.

     We believe that our stockholders who exchange their Common Stock solely for New Common Stock should generally recognize no gain or loss for federal income tax purposes. A stockholder's aggregate tax basis in its shares of New Common Stock received should be the same as the stockholder's aggregate tax basis in the Common Stock exchanged therefor. The holding period of the New Common Stock received by that stockholder should include the period during which the surrendered Common Stock was held, provided all such Common Stock was held as a capital asset at the Effective Date.

     We will not recognize any gain or loss as a result of the Reverse Split.

                                   PROPOSAL 4
              AMEND THE 2000 LONG TERM INCENTIVE COMPENSATION PLAN

INTRODUCTION

     We adopted the 2000 Long Term Incentive Compensation Plan (the "2000 Plan") at the Annual Meeting held in May, 2000. As of July 15, 2002, there were 2,000,000 shares reserved for issuance under the 2000 Plan and options covering 535,000 shares of Common Stock have been granted.

     Our Board of Directors believes the availability of additional options to purchase Common Stock is necessary to enable us to continue to provide our key employees with equity ownership as an incentive to contribute to our success. Also, increasing the number of shares subject to the option plan was a condition to the closing of the institutional financing required by the institutional investors. Thus, our Compensation Committee voted to amend the 2000 Plan, subject to stockholder approval, to increase the shares covered by the 2000 Plan by 16,275,000 shares, from 2,000,000 to 18,275,000 shares; and to modify the definition of "cause" in the 2000 Plan to coordinate with employment agreements. In addition, the Compensation Committee approved a reduction in the shares reserved under our Senior Executive Long Term Incentive Compensation Plan by 1,000,0000 shares (the total number reserved will be capped at 4,000,000) to be effective concurrently with the increase under the 2000 Plan.

     We are now asking the stockholders to approve the amendment of the 2000 Plan to increase the aggregate number of shares of Common Stock issuable under the 2000 Plan from 2,000,000 to 18,275,000 and to approve the amendment of the definition of the term "cause."

     The number of shares subject to the 2000 Plan and the number of shares subject to options referred to in this Proxy Statement are before the reverse stock split contemplated in Proposal 3 of this Proxy Statement. Assuming the reverse split is approved, the number of shares reserved for issuance under the 2000 Plan will be 4,568,750 shares, and the total number of shares subject to options currently granted under the 2000 Plan will be adjusted to 133,750 shares.

     The Board of Directors believes that it is in the Company's best interests to continue the practice of making stock options available to those key employees responsible for significant contributions to our business. The Board believes that the equity stake in our development and success afforded by stock options provides key employees with an incentive to continue to energetically apply their talents to our business.

SUMMARY OF THE 2000 PLAN

     The following is a brief and not comprehensive summary of the 2000 Plan. The complete text of the 2000 Plan, as amended, is attached as Exhibit H to this Proxy Statement and you should refer to that Exhibit for a complete statement of the Plan's provisions.

     INTRODUCTION. The 2000 Plan is intended to advance our interests by providing key employees with additional incentives to promote the success of our business, to increase their proprietary interest in our success and to encourage them to remain in our employ. The Board and its Compensation Committee believe that the 2000 Plan is a necessary tool to help us compete effectively with other enterprises for the services of new employees and to retain key employees and directors, all as may be required for the future development of our business. Currently, options covering 535,000 shares have been granted to employees under the 2000 Plan. We have granted options covering 1,988,500 shares under our 1998 Long Term Incentive Compensation Plan, and options covering 4,000,000 shares under our Senior Executive Long Term Executive Compensation Plan to employees, outside directors and others. We cannot determine at this time how many other persons will be eligible for receipt of awards under the 2000 Plan.

     Each senior executive officer of the Company has, by reason of being eligible to receive awards under the 2000 Plan, an interest in seeing that the stockholders adopt the 2000 Plan.

     NATURE OF AWARDS TO BE GRANTED PURSUANT TO THE 2000 PLAN. The 2000 Plan provides for the grant of options intended to qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") and non-qualified stock options ("NQSOs"). The 2000 Plan also permits awards of restricted stock. Any award may be subject to various performance goals established by the Compensation Committee.

     COMMON STOCK SUBJECT TO THE 2000 PLAN. Currently, the aggregate number of shares of Common Stock covered by the 2000 Plan is 2,000,000 shares. If Proposal 4 is approved, 18,275,000 shares will be covered by the 2000 Plan.

     Shares issued upon exercise of options or awards of Restricted Stock under the 2000 Plan may be either authorized but unissued shares or shares re-acquired by the Company. If, on or prior to the termination of the 2000 Plan, an award expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested shares will again become available for the grant of awards under the 2000 Plan.

     The Compensation Committee will determine the purchase price of the shares of Common Stock covered by each NQSO and will be at least the par value of the shares. ISOs will have an exercise price of at least 100% of the fair market value of the Common Stock at the time the option is granted, determined by reference to the closing sale price at which the Common Stock trades on the principal securities exchange on which the shares are traded.

     No option granted to any person who, at the time of the grant, owns (taking into account the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of our stock or of the stock of any of our corporate subsidiaries, may be designated as an ISO unless at the time of such grant the purchase price of the shares of Common Stock covered by such option is at least 110% of the fair market value, but in no event less than the par value, of such shares. The aggregate fair market value (determined at the time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person are exercisable for the first time during any calendar year may not exceed $100,000.

     Awards of Restricted Stock under the 2000 Plan will be made at the discretion of the Compensation Committee and will consist of shares of Common Stock granted to a participant and covered by a Restricted Stock award agreement. At the time of an award, a participant will have the benefits of ownership in respect of such shares, including the right to vote such shares and receive dividends thereon and other distributions, subject to the restrictions in the 2000 Plan and in the Restricted Stock award agreement. The shares will be legended and, at our option, may be held in escrow and may not be sold, transferred or disposed of until such restrictions have lapsed. Each award may be subject to a lapsing formula pursuant to which the restrictions on transferability lapse over a particular time period. The Compensation Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment.

     ADMINISTRATION OF THE 2000 PLAN. The Compensation Committee will administer the 2000 Plan. The Compensation Committee has full and exclusive authority to, among other things, determine the grant of awards under the 2000 Plan. Dr. Weinstein and Mr. McKeever served as the members of the Compensation Committee during the 2001 fiscal year.

     PURCHASE OF COMMON STOCK UNDER THE 2000 PLAN. Each award granted under the 2000 Plan will be granted pursuant to and subject to the terms and conditions of an award agreement (an "Award Agreement") to be entered into between us and the award holder at the time of the grant. Any Award Agreement will incorporate by reference all of the terms and provisions of the 2000 Plan as in effect at the time of grant and may contain other terms and provisions approved by the Compensation Committee.

     The Compensation Committee will determine the expiration date of an award granted under the 2000 Plan at the time of grant. Each award will become exercisable or vested in whole, in part or in installments, at the time or times as the Compensation Committee may prescribe and specify in the Award Agreement.

     In the event of a "Change in Control" (defined in the 2000 Plan) of the Company, awards granted under the 2000 Plan, which, by their terms, vest or are exercisable in installments, will become immediately exercisable or vested in full. These provisions of the 2000 Plan may have some deterrent effect on certain mergers, tender offers or other takeover attempts, thereby having some potential adverse effect on the market price of our Common Stock.

     The exercise price for options granted under the 2000 Plan may be paid in cash. In the discretion of the Compensation Committee, subject to applicable requirements of the Securities Exchange Act of 1934, the optionholder may deliver with his or her exercise notice irrevocable instructions to a broker to promptly deliver to us an amount of sale or loan proceeds sufficient to pay the exercise price.

     Awards granted under the 2000 Plan are assignable or transferable by will or pursuant to the laws of descent and distribution or as otherwise specifically permitted by the Award Agreement or by the Compensation Committee, and options will be exercisable during the awardholder's lifetime by the awardholder himself or herself or any permitted transferee. No holder of any option will have any rights to dividends or other rights of a stockholder with respect to shares subject to an option before exercising the option.

     TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY OF OPTIONHOLDER. Each option, to the extent it has not been previously exercised, will terminate upon the earliest to occur of: (i) the expiration of the option period set forth in the Award Agreement; (ii) for ISOs, the expiration of three months following the Participant's retirement (following the Participant's retirement, NQSOs will terminate upon the expiration of the option period set forth in the Award Agreement); (iii) the expiration of 12 months following the Participant's death or disability; (iv) immediately upon termination for cause; (v) the expiration of 90 days following the Participant's termination of employment for any reason other than cause, Change in Control, death, disability, or retirement; or (vi) at such other time and on such conditions provided for in the Award Agreement. The other amendment to the 2000 Plan (in addition to increasing the total shares covered by the 2000 Plan) is to revise the definition of "cause" to add language to the current definition that, for purposes of the 2000 Plan, "cause" includes any termination for cause pursuant to an employment agreement with the Participant. Upon a termination of employment related to a Change in Control, options will be treated in the manner set forth in the Change of Control provisions.

     Upon a Participant's death, disability, or retirement, all Restricted Stock will vest immediately. Each Award Agreement will set forth the extent to which the Participant will have the right to retain unvested restricted shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions will be determined in the sole discretion of the Compensation Committee, will be included in the Award Agreement entered into with each Participant, need not be uniform among all shares of Restricted Stock issued pursuant to the 2000 Plan, and may reflect distinctions based on the reasons for termination of employment.

     EXPIRATION, TERMINATION AND AMENDMENT OF THE 2000 PLAN. The 2000 Plan may at any time be terminated, modified, altered, suspended or amended by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee may, insofar as permitted by law, from time to time with respect to any shares of Common Stock at the time not subject to options or other awards, suspend or discontinue the 2000 Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment may increase the number of shares available for grants of ISOs under the 2000 Plan or alter the class of participants in the 2000 Plan. Subject to the provisions described above, the Board of Directors or the Compensation Committee will have the power to amend the 2000 Plan and any outstanding awards granted thereunder in such respects as the Board of Directors or the Compensation Committee may, in its sole discretion, deem advisable in order to incorporate in the 2000 Plan or any such award any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or other statute, or rules or regulations of the Internal Revenue Service or other federal or state governmental agency enacted or promulgated after the adoption of the 2000 Plan.

     FEDERAL TAX CONSEQUENCES. We believe that the following generally summarizes the federal income tax consequences of awards under the Plan for participants and us. A participant will not be deemed to have received any income subject to tax at the time a stock option (including an ISO) or Restricted Stock award that is subject to conditions, restrictions or contingencies is awarded, nor will we be entitled to a tax deduction at that time. When a stock option (other than an ISO) is exercised, the participant will be deemed to have received an amount of ordinary income equal to the excess of the fair market value of the shares purchased over the exercise price. The income tax consequences of Restricted Stock Awards will depend on how the awards are structured, but generally, a participant will be deemed to have ordinary income at the time a Restricted Stock Award is distributed to him free of all conditions, restrictions and contingencies. In each case, we will be allowed a tax deduction in the year and in an amount equal to the amount of ordinary income that the participant is deemed to have received. The amount of the deduction for certain highly compensated employees may be limited to $1 million annually for performance-based awards under Section 162(m) of the Internal Revenue Code.

     If an ISO is exercised by a participant who satisfies certain employment requirements at the time of exercise, the participant will not be deemed to have received any income subject to tax at such time, although the excess of the fair market value of the Common Stock so acquired on the date of exercise over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. Section 422 of the Code provides that if the Common Stock is held at least one year after the exercise date and two years after the date of grant, the participant will realize a long-term capital gain or loss upon a subsequent sale, measured as the difference between the exercise price and the sales price. If that portion of Common Stock acquired upon the exercise of an ISO which is not held for one year, a "disqualifying disposition" results, at which time, the participant is deemed to have received an amount of ordinary income equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (b) the excess of the amount realized on the disposition of the shares over the exercise price. If the amount realized on the "disqualifying disposition" of the Common Stock exceeds the fair market value on the date of exercise, the gain on the excess of the ordinary income portion will be treated as a capital gain. Any loss on the disposition of Common Stock acquired through the exercise of an ISO is a capital loss. No income tax deduction will be allowed to us with respect to shares of Common Stock purchased by a participant through the exercise of an ISO, provided there is no "disqualifying disposition" as described above. In the event of a "disqualifying disposition", we are entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

     NEW PLAN BENEFITS. To date, options to acquire 535,000 shares of Common Stock have been granted under the 2000 Plan. During the 2002 and future fiscal years, we may consider granting Awards to existing employees or hiring additional personnel and others who may become eligible for receipt of Awards under the 2000 Plan. At this point, however, we cannot provide information as to the amount of the Awards, if any, that would be granted under the 2000 Plan.

     EQUITY COMPENSATION PLAN INFORMATION. The following table gives information about our Common Stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2001.

---------------------------------------------------------------------------------------------------------------
Plan Category                  (a) Number of securities       (b) Weighted-average    (c) Number of securities
                               to be issued upon exercise     exercise price of       remaining available for
                               of outstanding options,        outstanding options,    future issuance under
                               warrants and rights            warrants and rights     equity compensation plans
                                                                                      (excluding securities
                                                                                      reflected in column (a))
---------------------------------------------------------------------------------------------------------------
Equity compensation plans      6,519,000                      $9.26                   2,476,500
approved by security holders
---------------------------------------------------------------------------------------------------------------
Equity compensation plans      1,049,724                      $9.78                   0
not approved by security
holders
---------------------------------------------------------------------------------------------------------------
Total                          7,568,724                      $9.36                   2,476,500
---------------------------------------------------------------------------------------------------------------

     We have options outstanding under three plans, our 1998 Long Term Incentive Compensation Plan, our Senior Executive Long Term Compensation Plan and the 2000 Plan. Each of these Plans was approved by the stockholders. If Proposal 4 is approved, we will increase the number of shares authorized for issuance under the 2000 Plan to 18,275,000 shares and we will reduce the number of shares authorized for issuance under the Senior Executive Long Term Incentive Compensation Plan to 4,000,000 (in each case before the Reverse Split).

     In addition to shares we may issue under the plans approved by the stockholders, we have granted options and warrants to three consultants and the placement agent for our Series B Preferred Stock pursuant to arrangements that were not submitted to stockholders for approval. Each of these grants is on different terms under specific agreements negotiated with each recipient. Exercise prices range from $9.45 to $16.88 per share, with terms expiring between 2004 and 2010. Each agreement contains anti-dilution features. After the closing of the financing transaction, one warrant for 1,000,000 shares will be exchanged for a warrant covering 200,000 shares.

                                   PROPOSAL 5
             ELECT SIX DIRECTORS TO THE COMPANY'S BOARD OF DIRECTORS

     Our Board of Directors consists of seven directors. Currently, six directors are serving on the Board. One directorship is vacant due to Theodore Tannebaum's resignation before his illness and subsequent death. Nominees for election at the Annual Meeting to the next Board of Directors are listed below. If elected, each nominee will serve as a director until our Annual Meeting of Stockholders in 2003, and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal. In the event of a vacancy between Annual Meetings, the vacancy may be filled by the remaining directors. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election at the Annual Meeting, the Proxies may be voted for a substitute nominee as the Board may designate.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     DIRECTOR NOMINEES. The table below sets forth the six director nominees to be elected at this meeting, and information concerning their age and position with the Company. All of the following director nominees are incumbent directors and none of these individuals, except for Mr. McKeever (a director of People's Energy Corporation and The Lou Holland Trust-Growth Fund) and Dr. Wachter (a director Provectus Pharmaceuticals, Inc.), is a director of any other company subject to the reporting requirements under the federal securities laws.

                   NAME                    AGE                      POSITION
   -------------------------------------  -----  --------------------------------------------------
   Taffy J. Williams, Ph.D. (1)            52    Director, President and Chief Executive Officer
   Eric Wachter, Ph.D. (4)                 40    Director, Vice President, Secretary
   Robert J. Weinstein, M.D. (1)(2)(3)     56    Director
   Lester H. McKeever, Jr. (2)(3)          67    Director, Chairman of the Audit Committee
   Gene Golub (2)                          71    Director
   Aidan King                              31    Director

       (1) Member of the Executive Committee
       (2) Member of the Audit Committee
       (3) Member of the Compensation Committee
       (4) Dr. Wachter will resign from the Board upon closing of the corporate separation transaction.

     Please refer to Item 10 of our Form 10-K/A for the fiscal year ended 2001 which sets forth a brief discussion of the business experience of each director nominee during the past five years and is incorporated in this Proxy Statement by reference.

     Dr. Wachter will resign from the Board upon closing of the corporate separation transaction, which we expect to occur promptly after the Annual Meeting. Upon closing of the institutional financing, the Board will fill the vacancy left by Dr. Wachter by appointing William D. McPhee as the institutional investor's initial representative on the Board. The seventh directorship will remain vacant until filled by the Board in accordance with the Voting Agreement described above in Proposal 2 under the heading "Summary of Financing Transaction - Voting Agreement." Mr. McPhee, 49 years old, received his B.Sc.

degree in pre-med and an LL.B. degree in law, both from McGill University. Since 1998, he has been Managing General Partner of Mi3 where he has been responsible for managing the venture fund. Prior to that, he was Chief Executive Officer of Praxis Advisors, Inc., a strategy consulting firm.

     As part of the financing transaction, the holders of over 61.9% (on a fully diluted basis) of the Common Stock will enter into the New Voting Agreement. The New Voting Agreement requires the parties to vote for certain director nominees. The New Voting Agreement is summarized in Proposal 2 under the heading "New Voting Agreement" on page 25, and is attached as Exhibit G.

     EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES. Please refer to Item 10 of our Form 10-K/A which sets forth the recent business experience of our other executive officers and significant employees.

     DIRECTORS' MEETINGS AND COMMITTEES. During the fiscal year ended December 31, 2001, the Board of Directors held four meetings. Each director serving on the Board of Directors in fiscal year 2001 attended at least 75% of all meetings of the Board of Directors and the Committees on which he serves except for Theodore Tannebaum who resigned in 2001. The following table reflects our standing Committees, the members of each Committee, each Committee's functions and the number of meetings each Committee held during the fiscal year ended December 31, 2001.

       NAME OF COMMITTEE
         AND MEMBERS                 FUNCTIONS OF COMMITTEE       MEETINGS
----------------------------------------------------------------------------
EXECUTIVE COMMITTEE             -  responsible for management        1
                                   of operations delegated to
                                   it from time to time by the
Taffy J. Williams, Ph.D.           Board of Directors
Robert J. Weinstein, M.D.
                                -  provides general oversight
                                   of certain business
                                   functions

AUDIT COMMITTEE                 -  responsible for meeting with      5
                                   our independent  public
                                   accountants and reviewing
                                   the scope and results of
                                   auditing procedures and
Lester H. McKeever, Chairman       ouraccounting procedures and
Robert J. Weinstein, M.D.          controls
Gene Golub
                                -  provides general oversight
                                   for the accounting
                                   principles employed in our
                                   financial reporting

       NAME OF COMMITTEE
         AND MEMBERS                 FUNCTIONS OF COMMITTEE       MEETINGS
----------------------------------------------------------------------------
COMPENSATION COMMITTEE          -  responsible for reviewing         2
                                   the performance and total
                                   compensation package for
                                   executive officers,
Lester H. McKeever                 including our President and
Robert J. Weinstein, M.D.          Chief Executive Officer

                                -  considers modification of
                                   existing compensation and
                                   employee benefit programs
                                   and the adoption of new
                                   plans

                                -  administers our 1998 and
                                   2000 Long Term Incentive
                                   Compensation Plans and
                                   Senior Executive Long Term
                                   Incentive Compensation Plan,
                                   401(k), profit sharing plan
                                   and similar employee benefit
                                   plans

                                -  reviews compensation and
                                   benefits, of consultants and
                                   non-employee directors

     CHANGES IN CONTROL. Each of the Corporate Separation and the Financing Transaction described in Proposals 1 and 2 above will result in a change in control of the Company.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. Incorporated by reference from Item 12 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Incorporated by reference from Item 11 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. Incorporated by reference from Item 13 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     EXECUTIVE COMPENSATION. Incorporated by reference from Item 11 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     STOCK OPTIONS. Incorporated by reference from Item 11 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Incorporated by reference from Item 10 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     CHANGE IN CONTROL AGREEMENTS. Incorporated by reference from Item 11 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     DIRECTOR COMPENSATION. Incorporated by reference from Item 11 of our Form 10-K/A for the fiscal year ended December 31, 2001.

     QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK. Incorporated by reference from Item 7A of our Form 10-K/A for the fiscal year ended December 31, 2001.

     A copy of our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001 is provided with this Proxy Statement.

COMPENSATION COMMITTEE REPORT

To the Board of Directors of Photogen Technologies, Inc.:

     The Compensation Committee is comprised of two non-employee directors:
Mr. Lester McKeever and Dr. Robert J. Weinstein. This Committee reviews and oversees the Company's various incentive plans, evaluates performance and reviews compensation levels and other related matters for the Company's senior executives. The Committee met two times in fiscal year 2001.

     The Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities for the Company's executive officers, so as to attract and retain quality executives, to provide incentives for executives to achieve performance objectives that enhance shareholder value, and to reward excellent performance. Accordingly, the Committee reviews and discusses with the Company (i) competitive base salaries,
(ii) bonus arrangements to encourage that performance objectives are met, and
(iii) stock option grants on terms designed to facilitate long-term strategic management and enhancement of shareholder value.

     The Committee believes that the current base salary of $260,000 for the Company's Chief Executive Officer for fiscal year 2001 is appropriate in light of his contributions to the Company's management restructuring, establishing product development objectives, strengthening the research and development team, and providing the framework for obtaining equity financing. In considering the Chief Executive Officer's contribution to the Company's success, the Committee considers, among other things, his role in enhancing the Company's growth, controlling costs, making efficient use of the Company's assets and employees, and monitoring the Company's operations. Additionally, to retain the Company's highly skilled work force, the Company strives to remain competitive with the pay of other highly respected employers who compete with the Company for talent.

     The Committee may from time to time grant options to executive officers to further align their long-term interests with those of other shareholders. The Committee believes that stock options encourage the executives to employ strategies designed to enhance the long-term value of the Company's Common Stock. During fiscal year 2001, the Committee approved an award of options under the 2000 Long-Term Incentive Compensation Plan to Reinhard Koenig, Ph.D., M.D. (options to acquire 400,000 shares of Common Stock) and awards of options under the 1998 Long-Term Incentive Compensation Plan to Lester H. McKeever (options to acquire 30,000 shares of Common Stock), and Gene Golub (options to acquire 30,000 shares of Common Stock). The Committee based the grants on a variety of factors, including expected future contribution to the Company's performance. The Committee may also grant stock options in the future based on these and other factors.

     DISCLAIMER. This report is being provided to the Company's stockholders solely for informational purposes. Stockholders should not consider this report or the stock price performance graph that follows to be "soliciting materials" or to be "filed" with the SEC. They are not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934. In addition, this report and the performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                                         COMPENSATION COMMITTEE

                                         Lester H. McKeever, Jr.
                                         Robert J. Weinstein, M.D.

                                         Dated: July 31, 2002

     STOCK PERFORMANCE CHART.

     The following graph and chart compares our cumulative total shareholder rate of return on our Common Stock for the period from December 31, 1998 (our Form 10-SB, by which we registered Common Stock under Section 12(g) of the Securities Exchange Act of 1934, became effective on February 10, 1998) to December 31, 2001 (the date our 2001 fiscal year ended), with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index. The comparison assumes $100 was invested on December 31, 1998 in our Common Stock and in each of the foregoing indices and the re-investment of dividends (we issued no dividends on our Common Stock during this time).

STOCK PERFORMANCE GRAPH

[CHART]

                                  1998    1999      2000     2001
PHOTOGEN INDEX                 $   100  $  130   $    12  $    11
NASDAQ INDEX                   $   100  $  186   $   112  $    89
NASDAQ PHARMACEUTICALS INDEX   $   100  $  188   $   234  $   200

                                   PROPOSAL 6
                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP, Chicago, Illinois, has served as our independent certified public accountants since 1995, including the 2001 fiscal year. The Board of Directors has approved retaining that firm for the 2002 fiscal year. We expect that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be available to answer appropriate questions from stockholders.

     Proposal Number 6 at the Annual Meeting is to ratify the selection of BDO Seidman, LLP as our independent certified public accountants for 2002. Although the appointment of independent certified public accountants is not required to be approved by the stockholders, the Board of Directors has decided to ascertain the position of the stockholders on that appointment. The Board will reconsider the appointment of BDO Seidman, LLP if it is not ratified.

     The Audit Committee has adopted a charter. The charter was filed with our Proxy Statement on April 20, 2001.

AUDIT COMMITTEE REPORT

To the Board of Directors of Photogen Technologies, Inc.:

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and their reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality (not just the acceptability) of the accounting principles, the reasonableness of significant judgment and the clarity of disclosures in the financial statements.

     BDO Seidman, LLP is the Company's independent auditor. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed and discussed with the Company's management, internal accounting personnel and with BDO Seidman, LLP the following:

     - BDO Seidman's judgments as to the quality (not just the acceptability) of the Company's auditing principles.

     - The auditors' independence from the Company's management, including the matters in the written disclosures required by the Independent Standards Board in Standard No. 1, as may be modified or supplemented.

     -    The overall scope and plans for BDO Seidman's audits.

     -    BDO Seidman's evaluation of the Company's internal controls.

     -    The overall quality of the Company's financial reporting.

     - Other matters that are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 ("SAS 61").

     The Committee met with BDO Seidman, with and without management present, to discuss these matters and the results of BDO Seidman's examinations. The Committee held two meetings during fiscal 2001.

     The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ listing standards. That is, the Board has determined that none of the directors who serve on the Audit Committee has a relationship to the Company that may interfere with his independence from the Company or its management. This determination included that it would be in the Company's and stockholders' best interests for Dr. Weinstein to be on the Committee, given his expertise and experience in financial and management matters. Dr. Weinstein may be deemed to beneficially own 19.5% of the Company's issued and outstanding common stock and in part controls Tannebaum, LLC (which proposes to extend a $2.5 million credit facility to the Company), but the Board believes this does not impair his independent judgment as a director.

     The Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     -    Method to account for significant unusual transactions

     -    The effect of significant accounting policies

     - The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates

     - Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements

     The Committee has received, reviewed and discussed by written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with the auditors the auditors' independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

     The Committee has considered whether the non-audit services provided by the independent auditors, as set forth in the section of this Proxy Statement entitled, "Independent Auditor's Fees and Other Matters," are compatible with maintaining the public accountants' independence.

     Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     DISCLAIMER. This report is being provided to the Company's stockholders solely for informational purposes. Stockholders should not consider this report to be "soliciting material" or to be "filed" with the SEC. It also is not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                                         AUDIT COMMITTEE

                                         Lester H. McKeever, Jr. (Chairman)
                                         Robert J. Weinstein, M.D.
                                         Gene Golub

                                         Dated: April 2, 2002

INDEPENDENT AUDITORS' FEES

     AUDIT FEES. BDO Seidman, LLP billed us an aggregate of $62,000 in fees professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. BDO Seidman, LLP did not provide and did not bill us for financial information systems design and implementation services.

     ALL OTHER FEES. BDO Seidman, LLP billed us $26,000 for other services rendered for the most recent fiscal year. Included in other services are tax services, work on registration statements and other accounting consultations.

                                  OTHER MATTERS

     If any other matters are properly presented at the Annual Meeting, including a motion to adjourn, the persons named as Proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a Proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

                      INFORMATION INCORPORATED BY REFERENCE

     The Company's amended Form 10-K (including the financial statements) for the fiscal year ended December 31, 2001 is hereby incorporated into this Proxy Statement by reference. A copy of our Form 10-K and all amendments thereto accompany this Proxy Statement as mailed to stockholders.

                           PHOTOGEN TECHNOLOGIES, INC.
PROXY                                                                     PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 26, 2002
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Taffy J. Williams, Ph.D. and Robert J. Weinstein, M.D., or either one of them acting singly in the absence of the other, with full power of substitution, the proxy and proxies of the undersigned to vote the shares of Common Stock, par value $.001 per share, of Photogen Technologies, Inc. (the "Company"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of the Company to be held at the Union League Club of Chicago, 65 West Jackson Blvd., Chicago, Illinois, on September 26, 2002, at 10:00 a.m., Chicago Time, and any adjournment thereof, all as set forth in the accompanying Proxy Statement:

(Continued and to be voted on reverse side.)

PHOTOGEN TECHNOLOGIES, INC.
-------------------------------------------------------------------------------

                        / / Mark this box with an X if you have made
                            changes to your name or address details below.
===============================================================================
PROXY CARD
===============================================================================
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/
===============================================================================

-------------------------------------------------------------------------------
    1. ELECTION OF DIRECTORS:                    FOR    WITHHOLD

    01. Eugene Golub                              / /      / /

    02. Aidan King                                / /      / /

    03. Lester H. McKeever, Jr.                   / /      / /

    04. Eric Wachter, Ph.D.                       / /      / /

    05. Robert J. Weinstein, M.D.                 / /      / /

    06. Taffy J. Williams, Ph.D.                  / /      / /


-------------------------------------------------------------------------------
2. Approval of a corporate separation       FOR     AGAINST        ABSTAIN
   involving a split off of the Company's   / /      / /            / /
   therapeutic line of business.

3. Approval of the Company issuing more
   than 20% of its outstanding common       / /      / /            / /
   stock.

4. Amendment of the Company's Restated
   Articles of Incorporation to effect a    / /      / /            / /
   one for four reverse stock split.

5. Amendment of the Senior Executive
   Long Term Incentive Compensation Plan.   / /      / /            / /

6. Ratification of BDO Seidman, LLP as
   the Company's independent public         / /      / /            / /
   accountants for 2002.

7. In their discretion, to act upon any
   matters incidental to the foregoing
   and such other business as may
   properly come before the Annual
   Meeting, or any adjournment thereof.


       PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                     USING THE ENCLOSED ENVELOPE.

                       NO POSTAGE IS REQUIRED.


(Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder must sign. When signing as an attorney, executor, administrator, or guardian, please give full title as such.) This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3, 4, 5 and 6 above and in the discretion of the appointed proxies upon such other business as may properly come before the meeting. Any holder who wishes to withhold the discretionary authority referred to in Item 7 above should mark a line through the entire Item.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

Signature 1- Please keep signature           Signature 2-  Please keep signature
             within the box                                within the box

----------------------------------           -----------------------------------

----------------------------------           -----------------------------------

                                             Date
                                             -----------------------------------
                                               __/__/____
                                             -----------------------------------

                                                                      Exhibit A

                              SEPARATION AGREEMENT

          This Separation Agreement ("Agreement") is entered into as of July 29, 2002 by and among the following: Craig Dees, Ph.D. and Dees Family Foundation (collectively, "Dees"), Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust (collectively, "Wachter"), Timothy D. Scott, Ph.D. and Scott Family Investment Limited Partnership (collectively, "Scott"); Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust (collectively, "Fisher"), and John A. Smolik and Smolik Family LLP (collectively, "Smolik"), Photogen Technologies, Inc. ("Technologies"), Photogen, Inc. ("Photogen"), Robert J. Weinstein, M.D. ("Weinstein"), Stuart P. Levine ("Levine") and Tannebaum, LLC ("Tannebaum, LLC").

                                    RECITALS

          Dees, Wachter, Scott, Fisher and Smolik are collectively referred to herein as the "Tennessee Stockholders." The Tennessee Stockholders are the record and beneficial owners, collectively, of 20,548,435 shares of Technologies Stock, constituting 52.9% of all of the issued and outstanding common stock of Technologies. Craig Dees, Walter Fisher and John Smolik are former officers and/or directors of Technologies and Photogen. Eric Wachter is a current director and officer, and Timothy Scott is a current officer and former director, of Technologies and Photogen.

          The Tennessee Stockholders are parties to the Voting Agreement, pursuant to which they agreed to vote their Technologies Stock for the election of certain nominees to the Board of Technologies and for certain other matters as provided in the Voting Agreement. The Tennessee Stockholders are also parties to the Lock Up Agreement, pursuant to which they agreed to refrain from selling or otherwise disposing of their Technologies Stock, and to certain other matters, as provided in the Lock Up Agreement.

          Technologies and its wholly-owned subsidiary Photogen have been involved in two lines of businesses since May of 1997, namely the Diagnostic Business and the Therapeutic Business. Photogen's first patents reflect these two separate and distinct lines of business and its subsequent operations over the last five years are consistent with, on the one hand, developing technologies for the treatment of (among other things) cancer, pre-cancerous conditions, psoriasis and other dermatological conditions ("Therapeutic Business"); and, on the other hand, the diagnosis of cancer (through lymphography and other methods) and cardiovascular disease ("Diagnostic Business").

          Management of Technologies and Photogen believes that the medical need and economic potential of PH-50 and N-1177 and other diagnostic technologies is of such significance that management recently determined to focus substantially all of its development efforts and resources in this area for the foreseeable future, and to seek to license out, partner or otherwise co-develop PH-10 and other therapeutic technologies, without significant use of its resources, to or with other companies for further development and commercialization. Management's decision to focus principally on the development of PH-50 and diagnostic technologies is also based on the fact that developing programs for therapeutics and diagnostic imaging products are significantly different and an attempt to develop therapeutic and diagnostic programs concurrently would require substantial amounts of capital and diverse management resources not currently available to Technologies or Photogen.

          As a result of the foregoing, certain differences have arisen between the Tennessee Stockholders, on the one hand, and the current management of Technologies and Photogen, on the other hand, concerning (among other things) the management, direction and business plan of Technologies and Photogen and particularly the resources and development of the Diagnostic Business compared to the Therapeutic Business (the "Differences"). Such Differences are increasingly likely to lead to conflicts that may prevent Technologies and Photogen from devoting the necessary amount of time and resources to developing the Diagnostic and Therapeutic Businesses, respectively.

          In order to effect the separation contemplated by this Agreement and allow the Parties to devote full resources to their separate Businesses in a timely manner, the Parties hereto desire to engage in a separation of the Businesses, on and subject to the terms of this Agreement.

                                    AGREEMENT

          Now, therefore, in consideration of the promises and representations herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 DEFINED TERMS. The following terms are defined for purposes of this Agreement and any other document delivered in connection with this Agreement:

          (a) "Claim" means any past, present and future allegations, claims, actions, causes of action (in law or in equity), suits, debts, agreements, Liabilities, demands, damages (including actual, consequential, punitive and exemplary damages), losses, expenses (including attorneys' fees and expenses) or interest, of any nature whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, other than an Excluded Claim.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Diagnostic Business" means the tangible and intangible assets, properties, rights and employees associated with the business of research and development of PH-50 and N-1177 technologies represented by and related to the inventions listed on Schedule A hereto, and the manufacture, marketing, licensing, lease and/or sale of products or services relating to such technologies, together with Liabilities associated with the foregoing (including those listed on Schedule A), all as more fully set forth in Schedule A hereto.

          (d) "Excluded Claims" means any Claim (i) to enforce the provisions of this Agreement, or any document delivered in connection with this Agreement, including for Technologies to enforce paragraph 4 of Schedule F, (ii) for indemnification under the bylaws of Technologies or Photogen or any written indemnification agreement applicable to a Person (except for any act or omission covered by paragraph 4 of Schedule F which is an Excluded

Claim), or (iii) relating to a misrepresentation of a material fact related to the transactions described herein or any omission of a material fact necessary to make the statements by any Party to another Party not misleading in light of the circumstances in which such statements were made.

          (e) "GenNyc Intellectual Property" shall mean all the rights to and under the General Patent Rights, the Joint Patent Rights and the NC-67722 Patent Rights (as those terms are defined in the License Agreement dated September 30, 1999 between Massachusetts General Hospital and Photogen) which were initially licensed to Photogen and thereafter assigned and transferred to Technologies pursuant to that License Agreement.

          (f) "Liability" means any liability or obligation of every kind and nature, whether absolute or contingent, know or unknown, or accrued or unaccrued.

          (g) "Lien" means any lien, security interest, pledge, claim, restriction (other than restrictions on distribution of securities generally imposed by the securities laws), purchase right, option, or other encumbrance of any kind.

          (h) "Lock-Up Agreement" means the Agreement dated as of May 9, 2001 among the Tennessee Stockholders, Technologies and Photogen.

          (i)  "Party" is any Person that executes this Agreement.

          (j) "Person" means any individual, partnership, corporation, association, trust, joint venture, limited liability company, unincorporated organization or group, or any governmental entity (or any department, agency or political subdivision thereof).

          (k) "Photogen Stock" means the shares of common stock, $.01 par value per share, of Photogen, Inc.

          (l) "Related Person" means, with respect to any Party, any or all of the following (to the extent applicable): past, present and future stockholders, partners, principals, controlling Persons, directors, officers, affiliates, employees, agents, representatives, attorneys, insurers, and each of their respective estates, trusts, trustees, heirs, predecessors, successors and assigns, and any Person whose Claim or Liability arises out of or derives from any relationship with a Party. A Related Person of the Tennessee Stockholders includes any trust or family partnership that owns Technologies Stock. A Related Person of Technologies includes Weinstein, Levine and the Tannebaum, LLC, the Tannebaum Trust and the Tannebaum Estate. After the Closing, the Tennessee Stockholders and Photogen will not be deemed Related Persons of Technologies.

          (m) "Technologies Stock" means the shares of common stock, $.001 par value per share, of Photogen Technologies, Inc.

          (n) "Therapeutic Business" means the tangible and intangible assets, properties, rights and employees associated with the business of research and development of PH-10, laser and biotech technologies represented by and related to the inventions listed on Schedule B hereto, and the manufacture, marketing, licensing, lease and/or sale of products or services relating to such technologies, together with Liabilities associated with the foregoing (including those listed on Schedule B), all as more fully set forth in Schedule B hereto.

          (o) "Voting Agreement" means the Amended and Restated Voting Agreement, dated as of September 4, 2001, by and among the Tennessee Stockholders, Technologies, Photogen and Weinstein.

     1.2 OTHER TERMS. Other capitalized terms in this Agreement and any other document delivered in association with this Agreement shall have the meaning given to such terms in this or such other documents. In all events, the singular includes the plural and vice versa and the masculine includes the neuter and vice versa. The word "including" or "includes" shall be construed to mean "including without limitation" or "includes without limitation."

                                   ARTICLE II
                                BASIC TRANSACTION

     2.1  TRANSFER OF BUSINESSES. At the Closing (as hereinafter defined):

          (a) Photogen will distribute, assign, transfer and deliver to Technologies all of its right, title and interest in and to the technologies, properties and Liabilities associated with the Diagnostic Business as set forth in Schedule A hereto.

          (b) Technologies will cause to be retained in Photogen and/or distribute, assign, transfer and deliver to Photogen, to the extent applicable, all of its right, title and interest in and to the technologies, properties and Liabilities associated with the Therapeutic Business as set forth in Schedule B hereto.

          (c) All retentions, distributions, contributions, assignments and transfers set forth in Sections 2.1(a) and 2.1(b) are on an "as is" basis and without recourse and without any representation or warranty (other than those expressly set forth in Sections 2.3(a) and (b)) or warranty of merchantability, fitness for any particular purpose, non-infringement or any other express or implied warranties whatsoever.

     2.2  ASSUMPTION OF LIABILITIES. At and as of the Closing:

          (a) Technologies will assume and perform, in accordance with their respective terms, the Liabilities that are part of the Diagnostic Business as set forth in Schedule A hereto.

          (b) Photogen will assume and perform, in accordance with their respective terms, the Liabilities that are part of the Therapeutic Business as set forth in Schedule B hereto.

          (c) The obligation to repay the $2,500,000 loan from the Tannebaum, LLC to Technologies will not be one of the Liabilities assumed by Photogen and any Lien on the assets of the Therapeutic Business arising from such loan will be released upon the Closing of the corporate separation.

     2.3  SPLIT OFF TRANSACTION.

          (a) At the Closing, Technologies, Photogen, and the Tennessee Stockholders will engage in the following "split off" transaction in which (i) each Tennessee Stockholder will transfer and deliver to Technologies all shares of Technologies Stock he owns, of record or beneficially, directly or indirectly, free and clear of any Lien, in exchange for (ii) all Photogen Stock, which Technologies will distribute, assign, transfer and deliver to the Tennessee Stockholders as jointly directed by them or to an entity controlled by the Tennessee Stockholders (but in all cases in which Photogen Stock is not distributed directly to one of the Tennessee Stockholders, the stock will be distributed to an entity which is wholly owned by the Tennessee Stockholder and is disregarded for federal income tax purposes), free and clear of all Liens.

          (b) It is the intentions of the Parties to the split off transaction to comply with Section 355 of the Code and related Treasury Regulations, including making such representations to the other parties to the split-off transaction as are normal and customary in such a transaction except for the change of control of Technologies. However, notwithstanding the foregoing, each of the Parties will obtain their own separate tax advice and will be responsible for any tax associated with or resulting from the split off transaction. Any Party taking a position on any Internal Revenue Service return or report, other than consistent with the foregoing, agrees to notify the other Parties prior to filing such return or report.

     2.4  TERMINATION OF AGREEMENTS; RESIGNATION.

          (a) As of the Closing, all employment agreements (including any covenants not to compete other than those set forth in Section 4.2(a), below and Schedule C-1) to which any of the Tennessee Stockholders are a party with Technologies will be transferred and assumed by Photogen and no further compensation, perquisites, bonuses or other benefits will be due from Technologies, except that accrued but unpaid base salaries as set forth below will be paid forthwith, subject to normal withholding, after Technologies has raised funding through an equity financing:

                                      AMOUNT OF ACCRUED AND
          NAME OF EMPLOYEE            UNPAID BASE SALARY (1)
          -----------------------     ---------------------
          Craig Dees                  $25,000.00
          Eric Wachter                $25,000.00
          Tim Scott                   $25,000.00
          Walter Fisher               $62,500.00(2)
          John Smolik                 $78,125.00(2)

          (1) through the Closing
          (2) with interest until paid at the rate of 2% per annum

          (b) Any duties of any Party to Technologies or Photogen (whether pursuant to agreement, bylaw, statute or otherwise) to (i) maintain the confidentiality of, and not to use, confidential or proprietary information of, or (ii) indemnify, another Party shall remain in full force and effect after the Closing in accordance with the terms thereof.

          (c) As of the Closing, the Voting Agreement and the Lock Up Agreement will be terminated and of no further force or effect.

          (d) As of the Closing, each of the Tennessee Stockholders will resign from any offices or other official capacities relating to Technologies, including as an employee, officer or director of Technologies or trustee of any employee benefit plan.

          (e) As of the Closing, all persons associated with Technologies (including Aidan King) other than a Tennessee Stockholder shall resign as an officer, director or employee of Photogen.

          (f) As of the Closing, Photogen's name will be changed to one not confusingly similar.

     2.5 CERTAIN POST-CLOSING TRANSACTIONS AND ACTIVITIES. Photogen and Technologies agree that until twelve months after the Closing, they will (i) maintain their status as companies engaged in the active conduct of the Therapeutic Business and Diagnostic Business, respectively, and (ii) not engage in any transaction that would result in their ceasing to be engaged in the active conduct of a trade or business within the scope of Code Section 355.

                                   ARTICLE III
                                    RELEASES

     3.1  IDENTITY OF RELEASED PERSONS.

          (a) For purposes of Section 3.3, the Released Persons are Technologies and each of its Related Persons.

          (b) For purposes of Section 3.4, the Released Persons are each of the Tennessee Stockholders, Photogen, and each of their Related Persons.

     3.2  PARTIES FULLY INFORMED.

          (a) The parties hereto and, in particular, each of the Tennessee Stockholders acknowledge that they are fully informed regarding all material facts and information regarding the Therapeutic and Diagnostic Businesses, including the risks and future prospects associated with those Businesses; in particular, each Tennessee Stockholder is aware:

               (i) that Technologies is in the process of attempting to raise capital (approximately $16-$20 million) through the sale of its common stock or other securities for the purpose of developing the Diagnostic Business, but there is no assurance that such a transaction will be completed;

               (ii) that the Diagnostic Business being retained by Technologies, in which the Tennessee Stockholders will have no interest as a result of the separation of the Businesses under this Agreement, is believed to be of substantial potential value in the opinion of management; and

               (iii) that Technologies has provided the Tennessee Stockholders with the opportunity to inquire of management regarding all information and facts available to management regarding the Diagnostic Business and its future prospects.

          (b)  Technologies is aware of and understands that:

               (i) the Therapeutic Business being retained by the Tennessee Stockholders, in which Technologies and its remaining shareholders will have no interest as a result of the separation of the Businesses under this Agreement, is believed to be of substantial potential value in the opinion of the Tennessee Stockholders; and

               (ii) the Tennessee Stockholders have provided Technologies with the opportunity to inquire regarding all information and facts available to the Tennessee Stockholders regarding the Therapeutic Business and its future prospects.

          (c) Notwithstanding the foregoing, all Parties desire to proceed with the separation of the Businesses as contemplated under this Agreement. The Tennessee Stockholders have full knowledge and understanding that upon the Closing of this transaction they will have no right to share in future success, if any, of Technologies unless they should individually decide to purchase stock of Technologies in the open market at prevailing market prices. Similarly, Technologies understands that it and its shareholders will have no right to share in the future success, if any, of the Therapeutic Business, unless they are able to purchase stock in an entity that ultimately owns the Therapeutic Business.

     3.3 RELEASE OF TECHNOLOGIES. Effective as of the Closing, each of the Tennessee Stockholders, on behalf of himself and each of his Related Persons, hereby fully releases, remises and discharges the Released Persons identified in
Section 3.1(a) of and from, and covenants not to directly or indirectly sue or otherwise assert in any forum against such Released Persons, any and all Claims arising out of, based upon or relating to any actual or alleged act or omission of such Released Persons from the beginning of time through the Closing, whether asserted before or after the date of this Agreement, whether based upon contract (written or oral), tort, statute, regulation, course of dealing, contribution, indemnity, breach of duty, misrepresentation, bad faith, intentional or negligent acts or omissions, or otherwise, and whether in law or in equity; provided, however, that the foregoing will not release or impair the Excluded Claims. Further, none of the Tennessee Stockholders or any of their Related Persons shall, directly or indirectly, voluntarily assist, encourage, support or in any way facilitate the prosecution or assertion of any Claims against such Released Persons.

     3.4 RELEASE OF TENNESSEE STOCKHOLDERS. Effective as of the Closing, Technologies, on behalf of itself, and its Related Persons, hereby fully releases, remises and discharges the Released Persons identified in Section 3.1(b) of and from, and covenants not to directly or indirectly sue or otherwise assert in any forum against such Released Persons, any and all Claims arising out of, based upon or relating to any actual or alleged act or omission of such Released Persons from the beginning of time through the Closing, whether asserted before or after the date of this Agreement, whether based upon contract (written or oral), tort, statute, regulation, course of dealing, contribution, indemnity, breach of duty, misrepresentation, bad faith, intentional or negligent acts or omissions, or otherwise, and whether in law or in equity; provided, however, that the foregoing will not release or impair the Excluded Claims. Further, neither Technologies nor any of its Related Persons shall, directly or indirectly, voluntarily assist, encourage, support or in any way facilitate the prosecution or assertion of any Claims against such Released Persons.

     3.5 NO ADMISSIONS. None of the Parties admits any liability or wrongdoing, or the validity of any claims or defenses in the Differences or otherwise, and neither this Agreement, the Releases nor any document referred to herein may be construed as, or may be used as an admission by any Party of any fault, wrongdoing or liability whatsoever. The Parties have entered into this Agreement to amicably resolve their Differences.

     3.6 UNKNOWN CLAIMS. The releases in Sections 3.3 and 3.4 include a release of Claims which, at this time, may be unknown or unsuspected. Each releasing Party waives any common law or statutory doctrine which limits the release of unknown or unsuspected Claims.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 FAIRNESS OPINION. Prior to the Closing, Technologies will obtain a fairness opinion from a nationally-recognized banking or valuation firm. The opinion must be satisfactory to Technologies in that it concludes that the split-off transaction contemplated by this Agreement is fair from a financial point of view to the remaining stockholders of Technologies after the separation. If the fairness opinion does not so conclude, the Parties will cooperate in good faith to agree on modification to the terms of the transaction so that a fairness opinion can be delivered which concludes that the transaction is fair from a financial point of review to the remaining stockholders of Technologies after the separation; but in all events, regardless of any such modification, all of the Tennessee Stockholders' Technologies Stock will be transferred to Technologies at the Closing.

     4.2  PH-10 AGREEMENT.

          (a) Photogen and the Tennessee Stockholders agree not to develop or sublicense the technologies that are part of the Therapeutic Business for diagnostic x-ray purposes or to adversely affect the development of N1177 or PH-50 and will, at the Closing, execute the form of a non-competition agreement attached as Schedule C-1 to effect the foregoing. Photogen at the Closing will also grant Technologies a royalty-free, fully paid up, exclusive and worldwide license in the form attached as Schedule D hereto to fully use and commercialize the technologies that are necessary to fulfill Technologies' contractual commitments to Sentigen, Ltd., provided such license does not incur royalties due to third-party licensees (such as those due to Massachusetts General Hospital), or impose on Photogen other royalties, fees or penalties to other third parties, including those for which the licensed technologies may infringe, or for which an interference may be asserted (any such royalties, fees or penalties due will be paid by Technologies).

          (b) Similarly, Technologies agrees not to develop or sublicense non-nanoparticulate PH-10, or to adversely affect the development of PH-10 and will, at the Closing, execute the form of a non-competition agreement attached as Schedule C-2 to effect the foregoing. Moreover, with the exception of the GenNyc Intellectual Property, Technologies will use reasonable efforts to obtain release of all PH-10 technologies from any contractual commitments to Sentigen, Ltd.

     4.3  INDEMNITY.

          (a) After the Closing, Photogen shall indemnify, defend, reimburse and hold harmless each of the Released Persons identified in Section 3.1(a) and each of their Related Persons against any and all of the following Claims:
Claims arising out of or relating to (i) any Liability assumed by Photogen pursuant to Section 2.2(b) hereto; (ii) any breach or alleged breach of any representation, covenant or warranty by Photogen or its Related Persons under this Agreement; and (iii) any violation by Photogen or its Related Persons of the release set forth in Section 3.3 hereto. Notwithstanding the foregoing, this indemnity does not cover or apply to any tax liability to Technologies or any of its Related Persons resulting from the transactions contemplated by this Agreement.

          (b) After the Closing, Technologies shall indemnify, defend, reimburse and hold harmless each of the Released Persons identified in Section 3.1(b) and each of their Related Persons against any and all of the following
Claims: Claims arising out of or relating to (i) any Liability assumed by Technologies pursuant to Section 2.1(a) hereto; (ii) any breach or alleged breach of any representation, covenant or warranty by Technologies or its Related Persons under this Agreement; and (iv) any violation by Technologies or its Related Persons of the release set forth in Section 3.4 hereto. Notwithstanding the foregoing, this indemnity does not cover or apply to any tax liability to the Tennessee Stockholders or any of their Related Persons resulting from the transactions contemplated by this Agreement.

          (c)  The indemnity obligations of the Parties set forth in this
Section 4.3 shall be subject to the following conditions: (i) the Party seeking indemnification and/or defense must promptly notify the indemnifying Party of the Claim giving rise to the indemnification obligation (provided, that failure to promptly notify will be a defense to indemnity only to the extent the indemnifying Party is prejudiced thereby); and (ii) the Party seeking indemnification shall not settle the lawsuit without the prior consent of the indemnifying Party (such consent not to be unreasonably withheld, delayed or conditioned).

     4.4 VOTING; WAIVER. Each Tennessee Stockholder, Tannebaum, LLC, Weinstein and Levine agrees to approve (i) the separation transactions in this Agreement, in all capacities as holders of Technologies Stock, directors, officers or otherwise, and (ii) a financing transaction approved by a majority of the Board of Directors of Technologies ("Financing Transaction"). Each Tennessee Stockholder irrevocably waives the right to participate in any offering by Technologies of Technologies Stock to its stockholders (even if the Tennessee Stockholders are stockholders of record and otherwise would have been eligible to participate in such offering). The Parties represent that there is no known bar to their voting for the transactions in this Agreement or the proposed Financing Transaction, will take all reasonable measures to avoid the creation of any such bar, will not dispose, transfer, assign or otherwise affect ownership or voting rights of their shares, and will cause all shares under their direct or indirect control, as listed in Schedules E-1 and E-2 opposite his or its name as appropriate, to be voted in favor of this Agreement and the proposed Financing Transaction.

     4.5 FURTHER ACTS. If, at any time hereafter, any further assignments or assurances or any other acts are necessary, desirable or proper to: (a) vest, perfect or confirm ownership of and title to any of the assets to be transferred and/or retained as contemplated by this Agreement including, in particular, to provide Technologies with all intellectual and other property related to PH-50 (including N1177); (b) ensure proper and complete compliance with federal, state and local administrative or regulatory laws; or (c) otherwise carry out the purposes of this Agreement, each Party shall execute and deliver all such assignments and assurances and do all such acts as such other Party shall reasonably request.

     4.6  NON-INTERFERENCE.

          (a) None of the Tennessee Stockholders, Photogen, nor any Person acting on their behalf or any of them, will take any action before and after the Closing intended or having the effect in any way to disparage Technologies (including its products or technology), Weinstein, Levine, the Tannebaum, LLC or any of their respective Related Persons, or make or solicit any comments or statements to the media or other Persons that may reasonably be considered to be derogatory or detrimental to their professional or personal reputation.

          (b) None of Technologies, Weinstein, Levine, the Tannebaum, LLC, nor any Person acting on behalf of any of them, will take any action before and after the Closing intended or having the effect in any way to disparage any of the Tennessee Stockholders, Photogen, (including its products or technology), or any of their respective Related Persons, or make or solicit any comments or statements to the media or other Persons that may reasonably be considered to be derogatory or detrimental to their professional or personal reputation.

     4.7 USE OF THE NAME PHOTOGEN. The Parties agree that upon the Closing, Photogen will have changed its corporate name to a name not confusingly similar to "Photogen" and will not thereafter use "Photogen" or similar words as its name or in any other materials or products.

                                    ARTICLE V
                                 REPRESENTATIONS

     5.1 REPRESENTATION OF TENNESSEE STOCKHOLDERS. Each Tennessee Stockholder represents and warrants to Technologies as follows:

          (a) He is the record and beneficial owner of the Technologies Stock set forth opposite his name on Schedule E-1 hereto.

          (b) The transfer contemplated by Section 2.3(a) above will vest in Technologies all right, title and interest in and to all Technologies Stock owned beneficially by such Tennessee Stockholder, free and clear of all Liens.

          (c) He does not own (beneficially or of record) or control, directly or indirectly, any Technologies Stock (or rights to acquire, or instruments convertible into or exercisable for, Technologies Stock) except as set forth in Schedule E-1 hereto.

          (d) He has not conveyed to any other Person any interest or right in the Differences or any Claim against Technologies, Weinstein, Levine, the Tannebaum, LLC or any Related Person.

          (e) He is receiving the Photogen Stock solely for his Technologies Stock and no part of the consideration received is for accrued but unpaid salary.

          (f) He is acquiring the Photogen Stock for his own account and not with a view to the resale or distribution thereof except in compliance with applicable securities laws.

          (g) His "Statement of Facts" set forth in Schedule F-1 does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     5.2 REPRESENTATION OF WEINSTEIN, LEVINE AND THE TANNEBAUM LLC ("CHICAGO STOCKHOLDERS"). Each Chicago Stockholder represents and warrants to the Tennessee Stockholders as follows:

          (a) He is the record and beneficial owner of the Technologies Stock set forth opposite his name on Schedule E-2 hereto.

          (b) He does not own (beneficially or of record) or control, directly or indirectly, any Technologies Stock (or rights to acquire, or instruments convertible into or exercisable for, Technologies Stock) except as set forth in Schedule E-2 hereto.

          (c) He has not conveyed to any other Person any interest or right in the Differences of any Claim against Photogen, the Tennessee Stockholders or any Related Person.

     5.3 Technologies represents and warrants to the Tennessee Stockholders that Technologies is acquiring the Technologies Stock from the Tennessee Stockholders for its own account for the purpose of cancellation.

     5.4 Each Party (a "Representing Party") hereby represents and warrants, as to himself or itself only, to each other Party as follows:

          (a) The Representing Party has full power and authority to execute and deliver this Agreement and all of the other documents contemplated hereby to be executed and delivered in connection with this Agreement, and this Agreement and such other documents constitute the valid and legally binding obligation of the Representing Party, enforceable in accordance with their respective terms and conditions.

          (b) The Representing Party has been represented by counsel of his or its choice in negotiating and concluding this Separation Agreement, has entered into this Agreement as his or its free and voluntary act, and has discussed this Agreement (including the releases herein) with his or its counsel.

          (c) Except for matters expressly covered by Article V of this Agreement, the Representing Party is relying on his or its own due diligence on all matters concerning the transactions contemplated by this Agreement. The Representing Party understands that if the facts (other than facts expressly covered by this Article V) upon which he or it relied on in entering into this Agreement are later found to be different from the facts he or it now believes to be true, that Representing Party accepts the risk of those possible differences, waives the benefit of any statute or common law that limits or restricts the effectiveness of a release of unknown claims and agrees that this Agreement (including the releases) will nonetheless be effective. Without limiting the generality of the foregoing, each Representing Party acknowledges that Technologies and Photogen are continuously planning and achieving scientific developments and strategic, collaborative and financing transactions which Technologies and Photogen believe are not appropriate for public disclosure at this time but which may be material and may come to fruition during the next 12 months or thereafter. Each Representing Party represents and warrants that he or it is entering into this Agreement with awareness of the foregoing.

                                   ARTICLE VI
                               CLOSING CONDITIONS

     6.1  AT THE CLOSING. The consummation of the transactions contemplated in
Article II and the other transactions contemplated hereby to be consummated by the Closing (the "Closing") shall take place as soon as practicable after all of the conditions in Section 6.2 below have been fulfilled or waived by the appropriate Party. At the Closing, the Parties shall each deliver or cause to be delivered such documents and other items consisted with this Agreement that would customarily be necessary to Close.

     6.2 CONDITIONS TO CLOSING. The Closing shall by subject to the following conditions:

          (a) That the Parties have executed mutually acceptable definitive agreements, instruments of transfer or assignment, and closing documents containing commercially reasonable representations, warranties and covenants customary for transactions of this type;

          (b) That all representations and warranties in this Agreement and the other agreements to be executed in connection with this Agreement are true, correct and complete, at and as of the Closing;

          (c) That all covenants and agreements required to be performed by the Parties before the Closing have been performed;

          (d) That there is no litigation or proceeding filed by a Person seeking damages as a result of the transactions herein or seeking to enjoin such transactions;

          (e) That the fairness opinion contemplated by Section 4.1 above has been obtained and is satisfactory to Technologies;

          (f) That all requisite Technologies stockholder and Board consents and approvals have been obtained, including that the holders of a majority of Technologies Stock, (other than the Tennessee Stockholders), approve the transactions in this Agreement;

          (g) That all requisite third party and governmental filings have been made and all necessary consents and approvals have been obtained;

          (h) That Technologies shall be permitted to consummate the transactions contemplated by this Agreement under Section 78.288 of the Nevada General Corporation Law; and

          (i) That Photogen shall, immediately following the closing (but contemporaneous with the closing of the Financing Transaction) reimburse Technologies in the amount of $60,000 out of its post-closing assets.

          (j) That Technologies shall receive written advice from BDO Seidman that, if the Corporate Separation is not tax free to Technologies under Sec. 355 of the Code, that the resulting tax would not exceed the amount of its current NOL's (Net Operating Losses) (whether such NOL's are currently on the books of Photogen or Technologies) which would be eligible to offset such tax. Any NOL's remaining after offsetting any such tax shall be allocated between Technologies and Photogen in accordance with the Code pursuant to written advice from BDO Seidman.

          (k) The closing of the Corporate Separation and its related transactions under this Agreement shall be contemporaneous with the closing of the proposed Financing Transaction with Mi3 and others pursuant to the Agreement dated July 29, 2002, in accordance with a time sequence and agenda mutually agreeable to the parties hereto.

                                   ARTICLE VII
                               DISPUTE RESOLUTION

     7.1 If the parties are unable to resolve any dispute or claim relating to this Agreement, then such dispute or claim shall be resolved by final and binding arbitration conducted by the American Arbitration Association ("AAA") pursuant to its commercial arbitration rules. If the parties cannot otherwise agree, the arbitration shall be conducted at a time and place selected by the AAA. Each party to the dispute shall select one arbitrator and the two so chosen shall choose a third (however, the parties to the dispute may by mutual agreement elect to jointly select only one arbitrator). Each arbitrator shall be qualified by education and training to pass upon the particular matter to be decided. The arbitration shall be kept confidential. The arbitration shall be conducted as expeditiously as possible with due consideration for the complexity of the dispute in question, and the arbitration panel shall render its award or decision within 30 days after any final arguments of the parties. Each party to the dispute shall pay its own fees and expenses of the arbitration (including legal fees) and the parties to the dispute shall share equally the costs of the arbitrator(s). The decision of the arbitrator(s) may be enforced in any court having jurisdiction over the parties to the dispute. Notwithstanding the foregoing, any party shall be entitled to seek injunctive or other equitable relief from any court having jurisdiction over the parties before, during or after the arbitration procedures described above. Seeking such relief shall not operate to waive the right or obligation to compel the parties to arbitration.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1  GENERAL. This Agreement:

          (a) Shall be binding upon and inure to the benefit of the Parties, their respective successors and assigns and the other Related Persons subject to the releases set forth above, but may not be assigned without the written consent of the other Parties hereto;

          (b) May be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument and shall be binding upon the Party executing the same;

          (c) May be executed by a signature page delivered by telecopier, in which case the Party so executing this Agreement shall promptly thereafter deliver its originally executed signature page (but the failure to deliver an original shall not affect the binding nature of such Party's signature);

          (d) Shall be governed by the internal laws of the State of Nevada without regard to its conflict of laws provisions;

          (e) May only be amended by a writing dated after the date hereof and signed by or on behalf of all the Parties; and

          (f) Together with the Recitals set forth above and the Schedules (all of which are incorporated into this Agreement by reference), constitutes the full and entire understanding and agreement among the Parties with regard to the subject matter hereof and thereof, and supersedes any prior negotiations, representations or agreements, written or oral, with respect to such subject matter (none of which prior matters shall be binding upon the Parties).

     8.2 SEVERABILITY. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or contrary to public policy, such term or provision shall be modified to the extent necessary to be valid and enforceable and shall be enforced as modified; provided, however, that if no modification is possible such provision shall be deemed stricken from this Agreement. In any case, the remaining provisions of this Agreement shall not be affected thereby.

     8.3 NOTICES. All notices and other communications hereunder shall be in writing and addressed to the Party to be notified at the address set forth in
Schedule 0 (which address may be changed by like notice); and shall be deemed effective and duly given (i) three days after being mailed by certified or registered mail, postage prepaid, return receipt requested, (ii) upon receipt if delivered by personal delivery, expedited courier or messenger service, or (iii) upon the transmitting Party obtaining a confirmation of receipt of a facsimile transmission.

                            [Signature pages follow]

          IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first set forth above.

                                  Photogen Technologies, Inc.

                                  By:
                                      ------------------------------------------
                                  Its:   President


                                  Photogen, Inc.

                                  By:
                                      ------------------------------------------
                                  Its:   President


                                  ----------------------------------------------
                                  Craig Dees, Ph.D.


                                  Dees Family Foundation

                                  By:
                                      ------------------------------------------


                                  ----------------------------------------------
                                  Eric A. Wachter, Ph.D.


                                  Eric A. Wachter 1998 Charitable Remainder
                                  Unitrust

                                  By:
                                      ------------------------------------------


                                  ----------------------------------------------
                                  Timothy D. Scott, Ph.D.


                                  Scott Family Investment Limited Partnership

                                  By:
                                      ------------------------------------------


                    [SIGNATURE PAGE TO SEPARATION AGREEMENT]

                                  ----------------------------------------------
                                  Walter Fisher, Ph.D.


                                  Fisher Family Investment Limited Partnership

                                  By:
                                      ------------------------------------------


                                  Walt Fisher 1998 Charitable Remainder Unitrust

                                  By:
                                      ------------------------------------------


                                  ----------------------------------------------
                                  John A. Smolik


                                  Smolik Family LLP

                                  By:
                                      ------------------------------------------


                                  ----------------------------------------------
                                  Robert J. Weinstein, M.D.


                                  ----------------------------------------------
                                  W.F. Investments Enterprises, LP


                                  ----------------------------------------------
                                  Robert and Lois Weinstein
                                  Family Foundation, Inc.


                                  ----------------------------------------------
                                  Lois B. and Robert J. Weinstein
                                  Joint Revocable Trust


                    [SIGNATURE PAGE TO SEPARATION AGREEMENT]

                                  ----------------------------------------------
                                  Stuart P. Levine


                                  ----------------------------------------------
                                  SL Enterprises, LP


                                  ----------------------------------------------
                                  Stuart and Sherri Levine
                                  Family Foundation, Inc.


                                  Tannebaum, LLC,
                                  By: STRO, LLC (its manager)


                                  By:
                                      ------------------------------------------
                                  Its:
                                      ------------------------------------------


                    [SIGNATURE PAGE TO SEPARATION AGREEMENT]

                                    SCHEDULES

A    Diagnostic Line of Business

B    Therapeutic Line of Business

C-1  Form of Non-Competition Agreement
     (Photogen, Inc., Tennessee Stockholders to Photogen Technologies)

C-2  Form of Non-Compensation Agreement
     (Photogen Technologies to Photogen, Inc.)

D    Form of License Agreement

E-1  Stock Holdings of Tennessee Group

E-2  Stock Holdings of Certain Chicago Stockholders

F    Statement of Facts

G    Addresses for Notices

                                                                      Schedule A

                DIAGNOSTIC LINE OF BUSINESS (AS OF JULY 29, 2002)

I. SPECIFIC INTELLECTUAL PROPERTY (INCLUDING ALL RELATED INTERNATIONAL PATENTS AND APPLICATIONS):

-    Photogen/Alliance Patents:

     U.S. 5,114,703  Percutaneous Lymphography using Particulate Fluorocarbon
                     Emulsions (Wolf and Long)
     U.S. 5,496,536  Percutaneous Lymphography (Wolf)

-    GENNYC Intellectual Property:

     PHO-112   Enhanced Radiation Therapy (Wolf, McIntire, Bacon and Illig)
     SEN-104   Radiodense Compositions (McIntire, Bacon, Illig and Wolf)

-    Photogen Intellectual Property:

     PHO-125   Medicaments and Methods for deliveries pharmalogic active
               substances using nanoparticulates
     PHO-124   Method for Vascular Imaging using Nanoparticulate Contrast Agents
               (Koenig)
     PHO-111   Photogen(R) trademark (issued)
     SEN-101   Sentagen(TM) trademark (pending)
     SEN-102   Nanolymph(TM) trademark (pending)
     SEN-107   Sentigen(TM) trademark (pending)

     License: License Agreement as of September 30, 1999 between The General Hospital Corporation d/b/a Massachusetts General Hospital and Photogen, Inc. (Recently assigned to Photogen Technologies, Inc.), including all technology, intellectual property, know how and patents covered thereby from MGH and Nycomed Imaging, AS

II.  OTHER ASSETS:

(a) Except as set forth in Schedule B and to the extent related to the Diagnostic Business, all of Technologies' and Photogen's right, title and interest in and to all of their respective property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located, including the following to the extent related to the Diagnostic Business:

-    all real property, and leases for real property;

- all tangible personal property, including all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, and other items of tangible personal property of every kind owned or leased by Technologies or Photogen (wherever located and whether or not carried on their books), together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto;

                                                                      Schedule A

- all inventories, wherever located, including all finished goods, work in process, raw materials, spare parts, samples and all other materials and supplies to be used or consumed by Technologies or Photogen in the eventual production of finished goods or services;

- all accounts receivable, notes and other rights to payment from third parties and the full benefit of all security for such accounts or rights to payment;

-    all cash, cash equivalents and securities (other than the Photogen Stock);

- all contracts, agreements and similar arrangements, whether written or oral, and all outstanding offers or solicitations made by or to Technologies or Photogen to enter into any of the foregoing, including the following:

          -    Picker lease
          -    Elan JV documents
          -    lease for New Hope space
          -    research contracts relating to the Diagnostic Business
          - consulting or other service providers relating to the Diagnostic Business

- all governmental permits and authorizations and all pending applications therefor or renewals thereof;

- all data and records related to the operations of Technologies or Photogen, including research and development reports and records, records relating to clinical or pre-clinical studies, trials or experiments and financial records;

- all intellectual property not specifically identified above, including the following to the extent related to the Diagnostic Business:

     - all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof,

     - the name "Photogen," and all trade names, trade marks, service marks, logos, and all translations, adaptations, derivations and combinations thereof and all goodwill associated therewith, and all applications, registrations and renewals in connection therewith,

     - all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith,

     - all trade secrets and confidential information, including ideas, research and development, know how, formulas, compositions, processes and techniques, technical data, specifications, business and marketing plans,

     -    all computer software and licenses to use computer software, and

                                                                      Schedule A

     - all copies and tangible embodiments thereof (in whatever form or medium)

- all intangible rights and property not otherwise listed herein, including going concern value, goodwill, telephone, telecopy and e-mail addresses, URLs, and web sites and listings;

- all insurance policies and benefits, including rights to defense and indemnity, and proceeds;

- all claims against third parties, whether inchoate, known or unknown, contingent or non-contingent; and

- all rights relating to deposits and prepaid expenses, claims for refunds and rights to offset in respect thereof.

(b) All of the assets and properties listed on Schedule B to this Agreement are not part of the Diagnostic Business and are excluded from the assets and properties transferred to Technologies and shall remain the property of Photogen after the Closing.

(c) Photogen and Technologies will cooperate after the closing to effect a transfer of all Knoxville-based employees' 401(k) contributions to another plan or investment vehicle of their selection.

III. LIABILITIES ASSUMED:

- Picker lease: 60 month lease at $32,776 / mo, 25 payments remaining, totaling $554,894

- All accounts payable of Photogen Technologies, Inc. (and of Photogen, Inc. as set forth in the attachment hereto dated July __ 2002 and from July __, 2002 to Closing with the approval of Technologies.

- Accrued but unpaid base salaries as set forth in Section 2.4(a), upon receipt of equity financing.

-    Loan from Tannebaum, LLC to Photogen Technologies, Inc.

-    Loan from Elan to Photogen Technologies, Inc.

- Normal 1/2 salary of Dan Hamilton until closing and then payment of back salary; unpaid severance of Jay Harkins at closing; normal full salary of Heather Long until closing.

                                                                      Schedule B

               THERAPEUTIC LINE OF BUSINESS (AS OF JULY 29, 2002)

I. SPECIFIC INTELLECTUAL PROPERTY (INCLUDING ALL RELATED INTERNATIONAL PATENTS AND APPLICATIONS):

     The following Patents patent applications, drafts, and disclosures, U.S. and international:*

PHO-0001 Method for Improved Selectivity in Photo-Activation of Molecular Agents (Fisher, Wachter, and Dees) - including U.S. 5,829,448; 5,998,597; and 6,042,603.
PHO-0002 Method for Improved Selectivity in Photo-Activation and Detection of Molecular Diagnostic Agents (Wachter, Fisher, and Dees) - including U.S. 5,832,931.
PHO-102   Treatment of Pigmented Tissues Using Optical Energy (Dees and
          Wachter).
PHO-104 Improved Methods and Apparatus For Multi-Photon Photo-Activation of Therapeutic Agents (Wachter, Fisher and Smolik).
PHO-105 Improved Method for Targeted Topical Treatment of Disease (Dees, Scott, Smolik, Wachter and Fisher).
PHO-106   Method for Improved Imaging and Photodynamic Therapy (Dees and Scott).
PHO-107   High Energy Phototherapeutic Agents (Dees, Scott, Smolik and Wachter)
          - including U.S. 6,331,286.
PHO-108   Method and Agents for Improved Radiation Therapy (Wachter, Smolik and
          Dees) - ABANDONED 15 April 2002.
PHO-109 Improved Methods and Apparatus for Multi-photon Photo-activation and Detection of Molecular Agents (Fisher, Wachter, Smolik and Dees).
PHO-110 Method for Enhanced Protein Stabilization and for Production of Cell Lines Useful for Production of such Stabilized Proteins (Dees and Smolik).
PHO-113 Improved Topical Medicaments and Methods for Photodynamic Treatment of Disease (Dees, Scott, Smolik, Wachter and Fisher).
PHO-118   PulseView(R) trademark (issued).
PHO-119 Improved Intracorporeal Medicaments for Photodynamic Treatment of Disease (Dees, Scott, Wachter, Fisher, and Smolik).
PHO-120 Improved Intracorporeal Medicaments for High Energy Phototherapeutic Treatment of Disease (Dees, Scott, Wachter, Fisher, and Smolik).
PHO-121   Improved Methods and Apparatus for Optical Imaging (Fisher and
          Wachter).
PHO-122 Improved Medicaments for Chemotherapeutic Treatment of Disease (Scott and Dees).
PHO-123 Phototherapeutic Vaccination and Immunotherapy Against Tumors (Dees, Scott and Wachter).

*Note: Applications for PHO-114 and PHO-115 were filed as provisionals and never pursued as utility applications within the one-year deadline, and were therefore abandoned and the rights reverted to Mary Hendrix. PHO-116 was never prepared or filed.

                                                                      Schedule B

     The following other intellectual property:

     To the extent related to the Therapeutic Business, all ideas and inventions (whether patentable or unpatentable, tangible or intangible, and whether or not reduced to practice, including patent disclosures and other forms of invention disclosures, draft patent applications, patent applications, patents, other patent files or records, disclosures, draft patent applications, patent applications, patents, other patent files or records, and all improvements thereto, together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions, and reexaminations thereof, and all data, manuscripts and draft manuscripts, reports, records, notes and notebooks, analyses, and all similar works and all other intellectual properties produced or conceived by the Tennessee Stockholders, under the auspices of their respective Employment Agreements with, or resulting from any other duties to, Photogen, Inc. or Photogen Technologies, Inc., including that intellectual property identified in writing by E. Wachter to Technologies on July __. 2002.

II.  OTHER ASSETS

     To the extent related to the Therapeutic Business and except as set forth on Schedule A:

          (a) All right, title and interest in and to all property and assets, real, personal or mixed, tangible and intangible, of every kind and description, located anywhere in the state of Tennessee, at the Massachusetts Eye and Ear Infirmary, or in any way part of or otherwise associated with the Laserscope Aura XP laser believed to be located in New Hope, PA, together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto;

          (b)  All other data, reports, market studies, and similar properties;

          (c) All inventories, wherever located, including all finished goods, work in process, raw materials, spare parts, samples and all other materials and supplies;

          (d) All contracts, agreements and similar arrangements, whether written or oral, and all outstanding offers or solicitations made by or to Technologies or Photogen to enter into any of the foregoing, including the following:

     -    lease and utility contracts for the Knoxville facility;
     -    research contracts;
     -    consulting or other service providers;

          (e) All governmental permits and authorizations and all pending applications therefore or renewals thereof, along with all supporting documents and other records thereof, relating in any way to any use of PH-10;

          (f) All data and records related to the operations of Technologies or Photogen, including research and development reports and records, records relating to clinical or pre-clinical studies, trials or experiments and financial records;

          (g) All intellectual property not specifically identified above, including the following to the extent related to the Therapeutic Business:

                                                                      Schedule B

     - all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith,

     - all trade secrets and confidential information, including ideas, research and development, know how, formulas, substances, compositions of matter, formulations, processes and techniques, technical data, specifications, protocols, designs and commercial information relating to design, development, manufacture, assembly, use, or sale, and all business and marketing plans,

     -    all computer software and licenses to use computer software, and

     - all copies and tangible embodiments thereof (in whatever form or medium);

          (h) All goodwill and all telephone and telecopy addresses in the state of Tennessee;

          (i) All claims against third parties, whether inchoate, known or unknown, contingent or non-contingent; and

          (j) All rights relating to deposits and prepaid expenses, claims for refunds and rights to offset in respect thereof

III. LIABILITIES ASSUMED:

          (a) All liabilities associated with the Therapeutic Business, excluding accounts payable accrued on the books of Photogen, Inc. prior to the Corporate Separation as provided on Schedule A(III) (which will be retired by Technologies using its available capital) but including the following:

     - All costs of maintaining and operating the Knoxville, TN facility including but not limited to lease expense (including any costs or penalties that may be incurred should the lease be terminated including early termination charges or penalties), utilities, costs, including residual value payments, of any leased equipment.

     -    Costs, if any, of any environmental violations or remediation, if any.

     - Costs for salary, insurance, benefits and other compensation items for employees based in Knoxville.

          (b)  Photogen shall be liable after the Closing for:

               (1) all maintenance costs relating to the above-referenced U.S. and foreign patent and patent application filings, accruing after the Corporate Separation;

               (2) the royalty payable to Dr. Wolf pursuant to Section 4.1 of the Settlement Agreement regarding PH-10 dated June 13, 2002;

               (3) IMRA FCPA-2 Laser: PO PHGN--6091 (replaces PHGN-5625; due January 2003), $20,000; and

                                                                      Schedule B

               (4) Laserscope Aura XP Laser: Leased through HPSC, Inc.; 26 months remaining at $63,203, $2,180.89/month with 10% residual value ($6499.50) due at completion.

                                                                    Schedule C-1

                        FORM OF NON-COMPETITION AGREEMENT

          THIS NON-COMPETITION AGREEMENT (this "Noncompetition Agreement"), is entered into as of ________, 2002, by and between Photogen, Inc., a Tennessee corporation ("Photogen"), Craig Dees, Ph. D., Eric A. Wachter, Ph.D., Timothy D. Scott, Ph.D., Walter Fisher, Ph.D., and John A. Smolik (Dees, Wachter, Scott, Fisher and Smolik are, collectively, the "Tennessee Stockholders," each of Photogen and the Tennessee Stockholders shall be referred to individually as a "Restricted Party" and collectively as the "Restricted Parties"), and Photogen Technologies, a Nevada corporation ("Photogen Technologies").

                                    RECITALS

A. Pursuant to that certain Separation Agreement of even date herewith by and among Photogen, Photogen Technologies, each of the Tennessee Stockholders, the Dees Family Foundation, the Eric A. Wachter 1998 Charitable Remainder Trust, the Scott Family Investment Limited Partnership, the Fisher Family Investment Limited Partnership, the Walt Fisher 1998 Charitable Remainder Trust, the Smolik Family LLP, Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (the "Separation Agreement"), Photogen and the Tennessee Stockholders, on the one hand, and Photogen Technologies, on the other hand, have separated their business interests in order to devote their full resources to the Therapeutic Business and Diagnostic Business, respectively.

B. In order to induce Photogen Technologies to enter into the Separation Agreement, and as a condition to the closing of the transactions contemplated by the Separation Agreement, Photogen and the Tennessee Stockholders have to enter into this Noncompetition Agreement with Photogen Technologies.

                              TERMS AND CONDITIONS

          NOW THEREFORE, in consideration of (i) the execution and delivery of the Separation Agreement and the consummation of the transactions associated therewith, (ii) the mutual covenants, agreements and promises set forth in this Noncompetition Agreement and (iii) other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto agree as follows:

     2. DEFINITIONS. The following terms are defined for purposes of this Noncompetition Agreement (capitalized terms used but not defined in this Noncompetition Agreement shall have the meaning given such terms in the Separation Agreement):

          (a) "Competitive Business" means engaging in the research, development, sale, lease, license (or sub-license) marketing, financing or distribution of technology, products or services that are part of the Therapeutic Business for diagnostic x-ray purposes or otherwise adversely affect the development of PH-50 or N-1177 or any analog of PH-50 or N-1177.

          (b) "Confidential Information" means any and all information that has or could have value or utility to Photogen Technologies, whether or not reduced to written or other tangible form and all copies thereof, relating to Photogen Technologies' private or proprietary

                                                                    Schedule C-1

matters, confidential matters or trade secrets. Confidential Information includes, but is not limited to, the following:

          i. technical information (whether or not subject to patent registration or protection), such as research and development, methods, trade secrets, Know-How, formulas, compositions, protocols, processes and techniques, discoveries, machines, inventions, ideas, computer programs (including software and data used in all such programs), drawings, specifications;

          ii. except to the extent publicly disclosed by Photogen Technologies without any fault by any Restricted Party or any other person or entity, information relating to Photogen Technologies' patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all improvements and inventions related thereto;

          iii. business information, such as information concerning any products, customers, suppliers, production, developments, costs, purchasing, pricing, profits, markets, sales, accounts, customers, financing, acquisitions, strategic alliances or collaborations, expansions; and

          iv. other information relating to Photogen Technologies' business practices, strategies or policies.

          (c) "Know-How" means information and know-how, whether patentable or not, including but not limited to any and all discoveries, inventions, substances, compositions of matter, data, techniques, processes, systems, formulations, designs and commercial information relating to design, development, manufacture, assembly, use or sale.

          (d) "Restricted Period" means a period starting on the date of this Noncompetition Agreement and ending on the fifth anniversary of such date.

          (e)  "Restricted Territory" means the entire world.

     3.   NONCOMPETITION.

          (a) Each of the Restricted Parties, during the Restricted Period and in the Restricted Territory, shall not, directly or indirectly through any other person or entity:

          i. own, manage, control, participate in, consult with, be employed by, or render services for, any person or entity engaged in a Competitive Business or in any other manner or in any other capacity (except as owner of 2% or less of stock of a publicly registered and traded entity) engage in any Competitive Business;

          ii. solicit, induce or attempt to influence any other person or entity to engage in any Competitive Business or to curtail or cease any business or business relationship with Photogen Technologies, its affiliates, employees or independent contractors;

                                                                    Schedule C-1

          iii. solicit any other employee or independent contractor to terminate any employment or engagement with Photogen Technologies and engage in a Competitive Business; or

          iv. disparage Photogen Technologies, its affiliates, employees, independent contractors or their services or products.

     4. CONFIDENTIAL INFORMATION. The Restricted Parties above have knowledge of Photogen Technologies' Confidential Information. Each Restricted Party agrees that, during the term of this Agreement and at all times thereafter, such Restricted Party will hold in trust, keep confidential and not disclose, directly or indirectly, to any third parties or make any use of the Photogen Technologies' Confidential Information. Confidential Information of Photogen Technologies will not be subject to these restrictions if it becomes generally known to the public or in the industry without any fault by the Restricted Party or any other person or entity, or if Technologies ceases to have a legally protectable interest in it. If a Restricted Party is required by valid subpoena or similar legal requirement to disclose Confidential Information, such Restricted Party will promptly notify Photogen Technologies in writing and cooperate with Photogen Technologies' efforts to obtain a protective order or similar relief, and such Restricted Party will disclose only the minimum amount of Confidential Information necessary.

     5. NO CONFLICTS. Each Restricted Party represents and warrants, and agrees with, Photogen Technologies that such Restricted Party is under no contractual or other obligation or restriction which is inconsistent with his or its obligations under this Noncompetition Agreement.

     6. SEVERABILITY; CHOICE OF LAW; INJUNCTION. If any provision of this Noncompetition Agreement is deemed by a court of competent jurisdiction to be unenforceable or invalid, the enforceability and validity of all other provisions shall not be affected and that court shall modify the unenforceable or invalid provision to the extent necessary to render it enforceable and valid and that provision shall be enforced as modified. Each Restricted Party agrees that the time period, geographic scope and other terms of the covenants and restrictions in this Noncompetition Agreement are reasonable and appropriate under the circumstances of Photogen Technologies' business. This Noncompetition Agreement shall be governed and interpreted in accordance with the laws of the State of Nevada without regard to its provisions on conflicts of law. Without limiting any other available remedies at law or in equity, Photogen Technologies will be entitled to injunctive relief restraining any individual or entity from participating in any breach or threatened breach of this Noncompetition Agreement without having to post a bond or security.

     7. MISCELLANEOUS. This Noncompetition Agreement may not be amended or modified except by a written instrument signed by all parties hereto after the date of this Noncompetition Agreement. This Noncompetition Agreement may be assigned by Photogen Technologies and shall inure to the benefit of Photogen Technologies, its successors and assigns, but may not be assigned or delegated by any of the Restricted Parties. This Noncompetition Agreement supersedes all prior agreements, negotiations and representations, written or oral, between or among the parties hereto with respect to the subject matter contained herein. Any waiver of any breach of, or failure to enforce, any of the provisions of this Noncompetition

                                                                    Schedule C-1

Agreement shall not operate as a waiver of any other breach or waiver of performance of such provisions or any other provisions. Any waiver must be in writing signed by Photogen Technologies.


                            (SIGNATURE PAGE FOLLOWS)

                                                                    Schedule C-1

     IN WITNESS WHEREOF, the parties hereto have executed this Noncompetition Agreement effective as of the first date set forth above.


                                        Photogen Technologies, Inc.

                                        By:
                                            ------------------------------------
                                        Its:     President


                                        Photogen, Inc.

                                        By:
                                            ------------------------------------
                                        Its:     President


                                        ----------------------------------------
                                        Craig Dees, Ph.D.


                                        ----------------------------------------
                                        Eric A. Wachter, Ph.D.


                                        ----------------------------------------
                                        Timothy D. Scott, Ph.D.


                                        ----------------------------------------
                                        Walter Fischer, Ph.D.


                                        ----------------------------------------
                                        John A. Smolik

                                                                    Schedule C-2

                        FORM OF NON-COMPETITION AGREEMENT

          THIS NON-COMPETITION AGREEMENT (this "Noncompetition Agreement"), is entered into as of ________, 2002, by and between Photogen, Inc., a Tennessee corporation ("Photogen"), Craig Dees, Ph. D., Eric A. Wachter, Ph.D., Timothy D. Scott, Ph.D., Walter Fisher, Ph.D., and John A. Smolik (Dees, Wachter, Scott, Fisher and Smolik are, collectively, the "Tennessee Stockholders") and Photogen Technologies, a Nevada corporation ("Photogen Technologies" and shall also be referred to as the "Restricted Party").

                                    RECITALS

A. Pursuant to that certain Separation Agreement of even date herewith by and among Photogen, Photogen Technologies, each of the Tennessee Stockholders, the Dees Family Foundation, the Eric A. Wachter 1998 Charitable Remainder Trust, the Scott Family Investment Limited Partnership, the Fisher Family Investment Limited Partnership, the Walt Fisher 1998 Charitable Remainder Trust, the Smolik Family LLP, Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (the "Separation Agreement"), Photogen and the Tennessee Stockholders, on the one hand, and Photogen Technologies, on the other hand, have separated their business interests in order to devote their full resources to the Therapeutic Business and Diagnostic Business, respectively.

B. In order to induce Photogen and the Tennessee Stockholders to enter into the Separation Agreement, and as a condition to the closing of the transactions contemplated by the Separation Agreement, Photogen Technologies has to enter into this Noncompetition Agreement with Photogen and the Tennessee Stockholders.

                              TERMS AND CONDITIONS

          NOW THEREFORE, in consideration of (i) the execution and delivery of the Separation Agreement and the consummation of the transactions associated therewith, (ii) the mutual covenants, agreements and promises set forth in this Noncompetition Agreement and (iii) other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto agree as follows:

     8. DEFINITIONS. The following terms are defined for purposes of this Noncompetition Agreement (capitalized terms used but not defined in this Noncompetition Agreement shall have the meaning given such terms in the Separation Agreement):

          (a) "Competitive Business" means engaging in the research, development, sale, lease, license (or sub-license) marketing, financing or distribution of technology, products or services involving non-nanoparticulate PH-10 or any non-nanoparticulate analog of PH-10, or otherwise adversely affect the development of PH-10 or any non-nanoparticulate analog of PH-10.

          (b) "Confidential Information" means any and all information that has or could have value or utility to Photogen, whether or not reduced to written or other tangible form and all

                                                                    Schedule C-2

copies thereof, relating to Photogen's private or proprietary matters, confidential matters or trade secrets. Confidential Information includes, but is not limited to, the following:

          i. technical information (whether or not subject to patent registration or protection), such as research and development, methods, trade secrets, Know-How, formulas, compositions, protocols, processes and techniques, discoveries, machines, inventions, ideas, computer programs (including software and data used in all such programs), drawings, specifications;

          ii. except to the extent publicly disclosed by Photogen without any fault by the Restricted Party or any other person or entity, information relating to Photogen's patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all improvements and inventions related thereto;

          iii. business information, such as information concerning any products, customers, suppliers, production, developments, costs, purchasing, pricing, profits, markets, sales, accounts, customers, financing, acquisitions, strategic alliances or collaborations, expansions; and

          iv. other information relating to Photogen's business practices, strategies or policies.

          (c) "Know-How" means information and know-how, whether patentable or not, including but not limited to any and all discoveries, inventions, substances, compositions of matter, data, techniques, processes, systems, formulations, designs and commercial information relating to design, development, manufacture, assembly, use or sale.

          (d) "Restricted Period" means a period starting on the date of this Noncompetition Agreement and ending on the fifth anniversary of such date.

          (e)  "Restricted Territory" means the entire world.

     9.   NONCOMPETITION.

          (a) The Restricted Party, during the Restricted Period and in the Restricted Territory, shall not, directly or indirectly through any other person or entity:

          i. own, manage, control, participate in, consult with, be employed by, or render services for, any person or entity engaged in a Competitive Business or in any other manner or in any other capacity (except as owner of 2% or less of stock of a publicly registered and traded entity) engage in any Competitive Business;

          ii. solicit, induce or attempt to influence any other person or entity to engage in any Competitive Business or to curtail or cease any business or business relationship with Photogen, its affiliates, employees or independent contractors;

          iii. solicit any other employee or independent contractor to terminate any employment or engagement with Photogen and engage in a Competitive Business; or

                                                                    Schedule C-2

          iv. disparage Photogen, its affiliates, employees, independent contractors or their services or products.

     10. CONFIDENTIAL INFORMATION. The Restricted Party has knowledge of Photogen's Confidential Information. The Restricted Party agrees that, during the term of this Agreement and at all times thereafter, such Restricted Party will hold in trust, keep confidential and not disclose, directly or indirectly, to any third parties or make any use of the Photogen's Confidential Information. Confidential Information of Photogen will not be subject to these restrictions if it becomes generally known to the public or in the industry without any fault by the Restricted Party or any other person or entity, or if Photogen ceases to have a legally protectable interest in it. If the Restricted Party is required by valid subpoena or similar legal requirement to disclose Confidential Information, such Restricted Party will promptly notify Photogen in writing and cooperate with Photogen's efforts to obtain a protective order or similar relief, and the Restricted Party will disclose only the minimum amount of Confidential Information necessary.

     11. NO CONFLICTS. The Restricted Party represents and warrants, and agrees with, Photogen that such Restricted Party is under no contractual or other obligation or restriction which is inconsistent with his or its obligations under this Noncompetition Agreement.

     12. SEVERABILITY; CHOICE OF LAW; INJUNCTION. If any provision of this Noncompetition Agreement is deemed by a court of competent jurisdiction to be unenforceable or invalid, the enforceability and validity of all other provisions shall not be affected and that court shall modify the unenforceable or invalid provision to the extent necessary to render it enforceable and valid and that provision shall be enforced as modified. The Restricted Party agrees that the time period, geographic scope and other terms of the covenants and restrictions in this Noncompetition Agreement are reasonable and appropriate under the circumstances of Photogen's business. This Noncompetition Agreement shall be governed and interpreted in accordance with the laws of the State of Nevada without regard to its provisions on conflicts of law. Without limiting any other available remedies at law or in equity, Photogen will be entitled to injunctive relief restraining any individual or entity from participating in any breach or threatened breach of this Noncompetition Agreement without having to post a bond or security.

     13. MISCELLANEOUS. This Noncompetition Agreement may not be amended or modified except by a written instrument signed by all parties hereto after the date of this Noncompetition Agreement. This Noncompetition Agreement may be assigned by Photogen and shall inure to the benefit of Photogen, its successors and assigns, but may not be assigned or delegated by the Restricted Party. This Noncompetition Agreement supersedes all prior agreements, negotiations and representations, written or oral, between or among the parties hereto with respect to the subject matter contained herein. Any waiver of any breach of, or failure to enforce, any of the provisions of this Noncompetition Agreement shall not operate as a waiver of any other breach or waiver of performance of such provisions or any other provisions. Any waiver must be in writing signed by Photogen.

                            (SIGNATURE PAGE FOLLOWS)

                                                                    Schedule C-2

     IN WITNESS WHEREOF, the parties hereto have executed this Noncompetition Agreement effective as of the first date set forth above.


                                        Photogen Technologies, Inc.

                                        By:
                                            ------------------------------------
                                        Its:  President


                                        Photogen, Inc.

                                        By:
                                            ------------------------------------
                                        Its:  President


                                        ----------------------------------------
                                        Craig Dees, Ph.D.


                                        ----------------------------------------
                                        Eric A. Wachter, Ph.D.


                                        ----------------------------------------
                                        Timothy D. Scott, Ph.D.


                                        ----------------------------------------
                                        Walter Fischer, Ph.D.


                                        ----------------------------------------
                                        John A. Smolik

                                                                      Schedule D

                            FORM OF LICENSE AGREEMENT

                      PATENT AND KNOW HOW-LICENSE AGREEMENT

          This Agreement (the "Agreement"), is entered into as of _________, 2002, by Photogen Technologies, Inc., a Nevada corporation ("Technologies"), and Photogen, Inc., a Tennessee corporation ("Photogen"). Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Existing License Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, Photogen has certain patents and know-how relating to the Field of Use and Technologies wishes to license such patents and know-how from Photogen;

          WHEREAS, Technologies is party to the Existing License Agreement (as defined below) and has certain contractual commitments to Sentigen (as defined below) under the Existing License Agreement involving such patents and know-how; and

          WHEREAS, Photogen and Technologies are parties to the Separation Agreement (as defined below), and Section 4.2 of the Separation Agreement calls for Photogen and Technologies to enter into this Agreement in order that Technologies may fulfill its contractual commitments to Sentigen under the Existing License Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I
                          DEFINITIONS AND GENERAL TERMS

     1.1 The effectiveness of this Agreement is conditioned upon the parties executing the Separation Agreement and closing the transactions that are the subject of the Separation Agreement.

     1.2 Terms not otherwise defined herein shall have the meaning indicated in the Separation Agreement.

     1.3  The following terms shall have the following meanings:

          "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, through one or more intermediaries, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person. A Person shall be deemed to "own" or "control" another Person if it owns more than 50% of the capital stock or other equity interest, or has the power to direct the management, policies or operations, of such other Person.

                                                                      Schedule D

          "Confidential Information" means any and all information that has or could have value or utility to either party, whether or not reduced to written or other tangible form and all copies thereof, relating to either party's private or proprietary matters, confidential matters or trade secrets. Confidential Information includes, but is not limited to, the following:

          (a) technical information (whether or not subject to patent registration or protection), such as research and development, methods, trade secrets, Know-How, formulas, compositions, protocols, processes and techniques, discoveries, machines, inventions, ideas, computer programs (including software and data used in all such programs), drawings, specifications;

          (b) except to the extent publicly disclosed by either party without any fault by the other party or any other person or entity, information relating to such party's patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all improvements and inventions related thereto;

          (c) business information, such as information concerning any products, customers, suppliers, production, developments, costs, purchasing, pricing, profits, markets, sales, accounts, customers, financing, acquisitions, strategic alliances or collaborations, expansions; and

          (d) other information relating to either party's business practices, strategies or policies.

          "Elan" means Elan Pharma International Limited, incorporated under the laws of Ireland and having its registered office at WIL House, Shannon Business Park, Shannon, County Clare, Ireland, and its Affiliates and/or its successor in interest.

          "Existing License Agreement" means that certain License Agreement dated October 20, 1999, by and between Technologies and Sentigen (as defined below).

          "Field of Use" means research, development, manufacture and commercialization of nanoparticulate x-ray, CT and/or MRI diagnostic imaging agents using radio-opaque molecules containing Iodine that passively target to lymphnodes involved in a disease state following parenteral administration to a mammal to locate, diagnose and/or treat cancer and/or other diseases.

          "Improvement" means any modification, review, or variation of the Photogen Patents or Photogen Know-How that improves the underlying intellectual property, improves the performance of a Product, increases the marketability or consumer acceptance of a Product expands the application of any intellectual property or would, if implemented, replace or displace any intellectual property.

          "Photogen Know-How" means information and know-how relating to the field of use, whether patentable or not, including but not limited to any and all discoveries, inventions, substances, compositions of matter, data, techniques, processes, systems, formulations, designs and commercial information relating to design, development, manufacture, assembly, use or sale.

                                                                      Schedule D

          "Photogen Patents" means any and all patents and patent applications as set forth in Appendix 1 to this Agreement, including all divisionals, continuations, continuations-in-part, reissues, re-examinations, substitutions, renewals, divisions, extensions, patents-of-additions, re-examinations, re-issues, supplementary protection certificates and foreign counterparts of such patents and patent applications and any patents issuing thereon and extensions thereon.

          "Product" means any article, device, composition, method, good or service the manufacture, sale or use of which but for this License, would infringe on a claim in the Photogen Patents or on any Photogen Know-How.

          "Project" means all activities undertaken by Elan, Technologies and Sentigen in order to develop the Products.

          "Sentigen" means Sentigen, Ltd., an exempted limited liability company incorporated under the laws of Bermuda, defined as "Newco" in the Existing License Agreement, and having its registered office at Clarendon House, 2 Church Street, Hamilton, Bermuda, or any successor.

          "Sentigen Release" shall have the meaning provided in Section 6.1
INFRA.

          "Separation Agreement" means that certain Separation Agreement dated of even date herewith and entered into by and among Craig Dees, Ph.D., Dees Family Foundation, Eric A. Wachter, Ph.D., Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott, Ph.D., Scott Family Investment Limited Partnership, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik, Smolik Family LLP, Technologies, Photogen, Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC.

          "Settlement Agreement" means that certain Settlement Agreement and Mutual Release of Claims dated as of June 13, 2002, by and among Technologies, Photogen, The General Hospital Corporation d/b/a Massachusetts General Hospital and Gerald L. Wolf, Ph.D., M.D.

                                   ARTICLE II
                                  LICENSE GRANT

     2.1 Photogen hereby grants to Technologies a royalty-free, fully paid-up, worldwide, exclusive license to the Photogen Patents and necessary, related Confidential Information and Photogen Know-How to the extent required to make, have made, use, sell, lease, market, export, import or otherwise commercialize Products solely in the Field of Use, with the right to sublicense. Such license and sub-license shall each be irrevocable except as hereinafter expressly provided.

     2.2 Any Improvement or development to the Photogen Patents, Photogen Know-How or related Confidential Information within the Field of Use shall be subject to the license and sub-license in Section 2.1 above. Any Improvement or development to the Photogen Patents or Photogen Know-How outside the Field of Use shall, if conceived of or otherwise developed by Photogen, be owned by Photogen and not subject to the foregoing license or sub-license. Technologies hereby grants Photogen a paid-up, worldwide, exclusive license under any

                                                                      Schedule D

Improvement or development to the Photogen Patents or Photogen Know-How conceived or otherwise developed or owned by Technologies, to make, have made, use, sell and import any products outside the Field of Use.

     2.3 All rights not expressly granted to Technologies in this Agreement are hereby reserved to Photogen.

                                   ARTICLE III
                  REPRESENTATIONS AND DISCLAIMER OF WARRANTIES

     3.1 Nothing in this Agreement shall be deemed to be a representation or warranty by Photogen of the validity of the Photogen Patents, Confidential Information or Photogen Know-How. TECHNOLOGIES IS LICENSING THE PHOTOGEN PATENTS, CONFIDENTIAL INFORMATION AND PHOTOGEN KNOW-HOW ON AN "AS IS, WHERE IS" BASIS AND WITHOUT RECOURSE AND WITHOUT ANY REPRESENTATION AND WARRANTY WHATSOEVER, AND WITHOUT THE WARRANTIES OF MERCHANTABIILITY, FITNESS FOR ANY PARTICULAR PURPOSE, NON-INFRINGEMENT OR ANY OTHER IMPLIED OR EXPRESS WARRANTIES WHATSOEVER, EACH OF WHICH WARRANTIES IS HEREBY DISCLAIMED. Except to the extent set forth in either the Separation Agreement or the Settlement Agreement, Photogen shall have no liability whatsoever to Technologies or any other person for or on account of any injury, loss, or damage, of any kind or nature sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon Technologies or any other person, including any such liability arising out of or in connection with or resulting from (a) the production, use, or sale of any Products, or the practice of the Photogen Patents, Photogen Know-How, or Confidential Information; or (b) any advertising or other promotional activities with respect to any of the foregoing. Technologies shall hold Photogen, and its officers, agents, or employees, harmless in the event Photogen, or its officers, agents, or employees, is held so liable.

     3.2 Photogen shall have the right to file, prosecute and maintain all of the Photogen Patents under this Agreement and shall have the right to determine whether or not, and where, to file a patent application, to abandon the prosecution of any patent or patent application, or to discontinue the maintenance of any patent or patent application; PROVIDED, HOWEVER, that Photogen shall keep Technologies advised on a regular basis with its prosecution and maintenance activities and shall cooperate on a good faith basis with Technologies' suggestions and recommendations regarding such matters.

     3.3 In the event that Photogen elects to abandon the prosecution of any licensed patent application or discontinue the maintenance of any licensed patent or licensed patent application, Photogen shall promptly provide written notice of such election to Technologies. If Technologies elects to continue the prosecution or maintenance of the licensed patent application or patent, Technologies shall notify Photogen within thirty (30) days or receipt of such notice, whereupon Technologies shall continue with the prosecution or maintenance of the licensed patent or patent application at its sole expense.

                                                                      Schedule D

     3.4 In the event that Technologies elects to continue with the prosecution or maintenance of the licensed patent or patent application, the licensed right to practice such Patent in the Field of Use shall revert to Technologies.

                                   ARTICLE IV
                                   LITIGATION

     4.1 Each party shall notify the other party in writing of any suspected infringement(s) of the Photogen Patents and shall inform the other party of the evidence of such infringement(s).

     4.2 Technologies shall have the first right to institute suit for infringement of Photogen Patents in the Field of Use. Photogen agrees to join as a party plaintiff in any such lawsuit initiated by Technologies, if requested by Technologies, with all reasonable costs, attorney's fees and expenses to be paid by Technologies.

     4.3  If Technologies does not institute suit for infringement within ninety
(90) days of receipt of written notice from Photogen of Photogen's desire to bring suit for infringement in its own name and on its own behalf, then Photogen may, at its own expense, bring suit or take any other appropriate action.

     4.4 Technologies shall be entitled to any recovery of damages resulting from a lawsuit brought by it pursuant to Section 4.2. Photogen shall be entitled to recovery of damages resulting from any lawsuit brought by Photogen to enforce any Photogen Patent pursuant to Section 4.3.

     4.5 Neither party may settle with an alleged infringer without the prior approval of the other party, such approval not to be unreasonably withheld, delayed or conditioned.

                                    ARTICLE V
                            CONFIDENTIAL INFORMATION

     5.1 It is contemplated that in the course of the performance of this Agreement each party may (each in such instance a "Disclosing Party"), from time to time, have disclosed or will disclose Confidential Information to the other (each in such instance a "Receiving Party"). Each Receiving Party agrees that, during the term of this Agreement and at all times thereafter, such Receiving Party will hold in trust, keep confidential and not disclose, directly or indirectly, to any third parties or make any use of the Disclosing Party's Confidential Information (except under the terms of this Agreement); PROVIDED, HOWEVER, no provision of this Agreement shall be construed to preclude disclosure of Confidential Information as may be inherent in or reasonably necessary for marketing or sublicensing a Product pursuant to this Agreement, for securing from any governmental agency any necessary approval or license, or for obtaining patents by either party relating to the subject or performance of this Agreement. Confidential Information of either Disclosing Party will not be subject to these restrictions if it becomes generally known to the public or in the industry without any fault by the Receiving Party or any other person or entity, or if the Disclosing Party ceases to have a legally protectable interest in it. If a Receiving Party is required by valid subpoena or similar legal requirement to disclose Confidential Information, such Receiving Party will promptly notify the Disclosing Party in writing and cooperate with the Disclosing Party's efforts to obtain a protective order or similar relief, and

                                                                      Schedule D

such Receiving Party will disclose only the minimum amount of Confidential Information necessary.

                                   ARTICLE VI
                              TERM AND TERMINATION

     6.1 Unless otherwise terminated as herein provided, this Agreement shall terminate upon the earlier of (i) the date of and Sentigen's written waiver and release, and Elan's written approval of such waiver and release, of all of Sentigen's rights to all Photogen Intellectual Property (as defined in the Existing License Agreement) and the GenNyc Intellectual Property (as defined in the Existing License Agreement) under the Existing License Agreement (the "Sentigen Release"), or (ii) the expiration of the last to expire patent of the Photogen Patents licensed or sub-licensed hereunder. Technologies shall use commercially reasonable efforts to seek, but Sentigen shall be under no obligation to grant, the Sentigen Release. At any time that Technologies or an entity wholly-owned by Technologies shall become fully vested with the technology that is the subject of this License, with no obligations to any third party, this License shall terminate.

     6.2 Technologies may surrender and thereby terminate the license or sub-license granted hereunder, in any country, at any time upon sixty (60) days prior written notice to Photogen, and such termination shall terminate all sublicenses granted under such license.

     6.3 This Agreement is not terminable by either party for any reason other than those set forth in Section 6.1 hereof.

     6.4 In the event of a breach by either party of any representation, warranty or any other material term or provision of this Agreement, the parties shall cooperate in good faith to cure such breach as promptly as practicable.

     6.5 Termination, expiration, cancellation or abandonment of this Agreement through any means and for any reason shall not relieve the parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1 Consistently with Section 4.2(a) of the Separation Agreement, Technologies shall pay (i) all fees or penalties incurred by Photogen as a result of a defense against or assertion of any third party infringement, interference, or similar proceeding, or otherwise, due to Technologies' use or ownership of the license or sub-license granted to it hereunder, and (ii) all liability for royalty payments to third parties incurred by Photogen due to Technologies' use or ownership of such license or sub-license.

     7.2 This Agreement is provided for in the Separation Agreement and shall be subject to Sections 7.1, 7.2 and 7.3 of the Separation Agreement, which provisions are incorporated herein by reference.

                                                                      Schedule D

     7.3 Nothing in this Agreement shall render Photogen and Technologies as partners or joint venturers or in an agency/principal relationship.

     7.4 This Agreement, the Separation Agreement and the Settlement Agreement set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede any and all prior agreements, arrangements and understandings among the parties relating to the subject matter hereof.

     7.5 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.6 Technologies may assign its rights and delegate its duties under this Agreement to a third party without the consent of Photogen. Photogen may assign its rights and delegate its duties under this Agreement to a third party with the advance written consent of Technologies, such consent not to be unreasonably withheld, delayed or conditioned.

                            (SIGNATURE PAGE FOLLOWS)

                                                                      Schedule D

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in duplicate originals by its duly authorized officers or representatives.


PHOTOGEN TECHNOLOGIES, INC.             PHOTOGEN, INC.

By:                                     By:
    ------------------------------          ------------------------------
Name:                                   Name:
      ----------------------------            ----------------------------
Title:                                  Title:
       ---------------------------             ---------------------------

                                   APPENDIX 1
                                       TO
             PHOTOGEN PATENT AND PHOTOGEN KNOW-HOW-LICENSE AGREEMENT

     The following Photogen Patents and patent applications, U.S. and international, and all Photogen Know-How related thereto:

PHO-106   Method for Improved Imaging and Photodynamic Therapy (Dees and Scott).

PHO-107   High Energy Phototherapeutic Agents (Dees, Scott, Smolik and Wachter)
          - including U.S. 6,331,286.

PHO-108   Method and Agents for Improved Radiation Therapy (Wachter, Smolik and
          Dees) - ABANDONED 15 April 2002.

PHO-120 Improved Intracorporeal Medicaments for High Energy Phototherapeutic Treatment of Disease (Dees, Scott, Wachter, Fisher, and Smolik).

                                                                    Schedule E-1

                                 STOCK HOLDINGS

          Craig Dees, Ph.D.                                                3,999,667
          Dees Family Foundation                                              22,000
                                                                          ----------
                                                          TOTAL DEES       4,021,667

          Eric A. Wachter, Ph.D.                                           4,324,667
          Eric A. Wachter 1998 Charitable Remainder Unitrust                 200,000
                                                                          ----------
                                                       TOTAL WACHTER       4,524,667

          Walter Fisher, Ph.D.                                             1,310,167
          Fisher Family Investment Limited Partnership                     2,284,000
          Walt Fisher 1998 Charitable Remainder Unitrust                     400,000
                                                                          ----------
                                                        TOTAL FISHER       3,994,167

          Timothy D. Scott, Ph.D.                                          1,707,667
          Scott Family Investment Limited Partnership                      2,300,000
                                                                          ----------
                                                         TOTAL SCOTT       4,007,667

          John A. Smolik                                                   2,000,267
          Smolik Family LLP                                                2,000,000
                                                                          ----------
                                                        TOTAL SMOLIK       4,000,267

                                                         GRAND TOTAL      20,548,435
                                                                          ==========

                                                                    Schedule E-2

                                 STOCK HOLDINGS

          Tannebaum, LLC                                                   4,116,921
          WEINSTEIN GROUP
            W. F. Investments Enterprises L.P.                             1,400,170
            Robert and Lois Weinstein Family Foundation, Inc.                100,000
            Louis B. and Robert J. Weinstein Joint
              Revocable Trust                                              1,499,251
            Robert J. Weinstein, M.D. and Lois Weinstein                     450,000
                                                                          ----------
                                                     TOTAL WEINSTEIN       3,449,421

          LEVINE GROUP
            Stuart P. Levine                                               2,049,621
            S L Investment Enterprise, L.P.                                1,000,000
            Stuart and Sherri Levine Family Foundation, Inc.                 100,000
            Harris Bank                                                      140,000
                                                                          ----------
                                                        TOTAL LEVINE       3,289,621

                                                         GRAND TOTAL      10,855,963
                                                                          ==========

                                                                      Schedule F

                               STATEMENT OF FACTS

1. Disclose all inventions, discoveries, improvements, know-how, works or other intellectual property relating to Photogen's Diagnostic or Therapeutic Business conceived, reduced to practice, discovered or made by any of the founders (i.e., Dees, Wachter, Fisher, Scott or Smolik) while subject to their employment agreements which are not disclosed on either Schedule A or B. If "None," state that specifically.

     ANSWER:   None

2. Disclose any corporate opportunity that came to the attention of any of the founders while subject to their employment agreements which was not disclosed to the Board of Directors and which any of the founders took for themselves. If "None," state that specifically.

     ANSWER:   None

3. Since February 1, 2002, have Dees, Wachter and Scott indicate what percentage of their time they spent on Company Business versus the percentage of their time they spent developing their new business venture.

ANSWER:   Prior to this query in June 2002, Dees, Wachter and Scott were not requested to record or track their time spent or percentage of time spent on tasks assigned to them by Photogen.

     Since February 1, 2002, Dees, Wachter and Scott have made themselves available full-time to Photogen, and during the last year of their Employment Agreements (May 17, 2001 through May 16, 2002), as well as all years of the Employment Agreements since May 16, 1997, Dees, Wachter and Scott have worked to whatever extent made necessary by their responsibilities, and have "competently and faithfully promoted [Photogen's] interests and performed the duties assigned to them" by Photogen in a timely and professional manner as required by their Employment Agreements.

     However, in September 2001, Dr. Williams instructed Dees, Wachter and Scott to place "experimentation not critical to lead product development ... on hold," and in December 2001, Dr. Williams instructed them to discontinue all R&D activities, purchase no more supplies, and avoid any other expenditures unrelated to PH-50. Similar directives have been made since that time.

     Since February 1, 2002, Dees, Wachter and Scott have devoted a portion of their non-work time to a company called Provectus Pharmaceuticals, which was formed in order to have an entity in which to place all, or a portion of, the entity and/or assets to be received by the Tennessee stockholders as part of the Separation Agreement.

4. Dees, Wachter and Scott (and Fisher and Smolik if they are part of Provectus) hereby indemnify and hold Technologies harmless from any claim, or liabilities resulting from their acts or omission relating to Provectus (and any other none Photogen activities), including the issuance of press releases, statements, fund raising, sale of securities or related activities.

     ANSWER:   Agreed

5. Any other material facts regarding the foregoing, if "none," state that specifically.

     ANSWER:   None.

                                                     Please initial:

                                                     Dees: _______________
                                                     Fisher: _____________
                                                     Scott: ______________
                                                     Wachter: ____________
                                                     Smolik: _____________

                                                                      Schedule G

                              ADDRESSES FOR NOTICES

          Photogen, Inc.
          7327 Oak Ridge Highway
          Knoxville, TN 37931

          Dees Family Foundation
          c/o:  Craig Dees, Ph.D.
          1006 Wyndham Way #1517
          Knoxville, TN 37923

          Fisher Family Investment Limited Partnership,
          Walt Fisher 1998 Charitable Remainder Unitrust
          c/o:  Walter Fisher, Ph.D.
          2009 Still Water Lane
          Knoxville, TN 37922

          Scott Family Investment Limited Partnership
          c/o:  Timothy D. Scott, Ph.D.
          10225 Bob Gray Road
          Knoxville, TN 37932

          Smolik Family LLP
          c/o:  John A. Smolik
          119 Tanasi Court
          Loudon, TN 37774

          Eric A. Wachter 1998 Charitable Remainder Unitrust
          c/o:  Eric A. Wachter, Ph.D.
          138 Bay Path Drive
          Oak Ridge, TN 37830

          Photogen Technologies, Inc.
          140 Union Square Drive
          New Hope, PA 18938

          Tannebaum, LLC
          875 N. Michigan Avenue
          Suite 2930
          Chicago, IL 60611-1901

          Robert J. Weinstein, M.D.
          875 N. Michigan Avenue
          Suite 2930
          Chicago, IL 60611-1901

          Stuart P. Levine
          875 N. Michigan Avenue
          Suite 2930
          Chicago, IL 60611-1901

                                                                      Exhibit B


                                            August 9, 2002


Board of Directors
Photogen Technologies, Inc.
140 Union Square Drive
New Hope, PA 18938


Gentlemen:

You have asked us to render an opinion (the "Opinion") regarding the fairness to the stockholders of Photogen Technologies, Inc. ("Technologies" or the "Company"), from a financial point of view, of consideration to be given to the Company, in connection with the split off of Photogen, Inc. ("Photogen") from Technologies.

We understand the structure of the proposed transaction (the "Transaction") to be as follows:

     (a) On the terms and conditions of the draft Separation Agreement (the "Agreement"), Craig Dees, Eric Wachter, Tim Scott, Walt Fisher, and John Smolik (collectively, the "Tennessee Stockholders") will transfer their 20,548,435 common shares in the Company, representing 52.9% of all of the issued and outstanding common stock of Technologies, to Technologies in exchange for 100.0% of the outstanding shares of Photogen.

     (b) At the effective time, Technologies, Photogen, and the Tennessee Stockholders will engage in a reorganization constituting a "split off" in which each Tennessee Stockholder will transfer and deliver to Technologies all shares of Technologies Stock, $0.001 par value per share, he owns, of record or beneficially, directly or indirectly, free and clear of all liens, security interests, pledges, claims, restrictions (other than restrictions on distribution of securities generally imposed by the securities laws), purchase rights, options, or other encumbrances of any kind, in exchange for all Photogen Stock, $0.01 par value per share, which Technologies will distribute, assign, transfer and deliver to the Tennessee Stockholders as directed by them or to an entity controlled by the Tennessee Stockholders, free and clear of all liens, security

Photogen Technologies, Inc.
August 9, 2002
Page 2


            interests, pledges, claims, restrictions (other than restrictions on distribution of securities generally imposed by the securities laws), purchase rights, options, or other encumbrances of any kind.

     (c) Technologies, Photogen and the Tennessee Stockholders will use their reasonable best efforts to comply with Section 355 of the Internal Revenue Code of 1986, as amended, and related Treasury Regulations, so that the split off qualifies as a tax-free reorganization under
            Section 355.

     (d) At the effective time, Photogen will contribute, assign, transfer and deliver all of its rights, title and interest in and to the technologies, properties and liabilities associated with the Diagnostic Business (defined below) to Technologies. Technologies will assume and perform, in accordance with their respective terms, the liabilities that are part of the Diagnostic Business.

     (e) Simultaneous with the exchange of shares mentioned above, Technologies will distribute, assign, transfer, and deliver, as appropriate, all of its rights, title, and interest in the technologies, properties and liabilities associated with the Therapeutic Business (defined below) to Photogen. Photogen will assume and perform, in accordance with their respective terms, the liabilities that are part of the Therapeutic Business.

     (f) The Therapeutic Business relates to the Company's research and development of a photoactive agent known as PH10. PH10 is designed to be applied topically and activated with laser light. According to management, the primary application for PH10 is in the treatment of psoriasis with secondary applications in the treatment of actinic keratosis and Barrett's esophagus. The tangible and intangible assets, properties and rights associated with the Therapeutic Business are listed on Schedule B of the Agreement.

     (g) The Diagnostic Business relates to the Company's research and development of proprietary imaging agents known as PH50 and N1177. PH50 is designed as an intravenous and intra-arterial agent for conventional and computed tomography ("CT") angiography. N1177 utilizes the same imaging agent compound as PH50 but is applied in the identification of cancerous lymph nodes using a CT scanner. N1177 is currently being developed under a joint venture ("Sentigen") with Elan Corporation. The tangible and intangible assets, properties and rights associated

Photogen Technologies, Inc.
August 9, 2002
Page 3


            with the Diagnostic Business are listed on Schedule A of the Agreement.

In the course of our review and study, we relied upon and assumed without independent verification, the accuracy and completeness of financial and other information provided to us. We have further assumed that all information furnished to us by the Company and their representatives represented good faith efforts to describe the current and prospective status of the Company from an operational and financial point of view. We have no reason to believe that the information provided by management is not accurate. With respect to prospective information provided to us, the Company's management advised Valuation Counselors that such information reflects reasonable estimates and judgments of the potential future financial performance of the Diagnostic Business and the Therapeutic Business. A non-exhaustive list of these documents includes:

     (a) A draft of the Separation Agreement, by and between Technologies, Photogen, the Tennessee Stockholders, Robert J Weinstein, M.D., Stuart Levine, and Tannenbaum, LLC;

     (b) Minutes of the Board of Directors of the Company discussing the proposed Transaction dated April 8, 2002;

     (c) A letter from Brooks Boveroux, dated June 13, 2002, detailing the Company's capital raising efforts associated with the Therapeutic Business during the period 2001 though May 2002;

     (d) A letter from Taffy Williams, President and CEO of the Company, to the Board of Directors, dated March 4, 2002, detailing several issues including future financing options, the status of clinical trials for existing projects, cash requirements, and the status of pending litigation;

     (e) A draft of a term sheet, dated April 24, 2002, between Technologies, Mi3 L.P., Oxford BioScience, New England Partners and certain other investors, detailing a proposed round of financing expected to be completed subsequent to the Transaction;

     (f) A statement of the fully diluted capital structure of the Company as of December 31, 2001;

     (g)    A list of warrants for the Company as of December 31, 2001;

     (h)    A business plan for the Company dated June 1, 2000.

Photogen Technologies, Inc.
August 9, 2002
Page 4


During the course of our investigation, which included visits to the Company's headquarters in New Hope, Pennsylvania and the Company's research facility in Knoxville, Tennessee, we conducted interviews with management and directors of the Company, including Taffy J. Williams (Chairman, President, CEO) Brooks Boveroux (CFO), Eric Wachter (Vice President, Senior Scientist), Timothy Scott (COO, Senior Scientist), and Daniel R. Hamilton (Manager - Finance and Administration). We were given access to all materials and personnel requested for our work, and no limitations were imposed by the Company in the scope of our investigation.

In connection with this Opinion, we have made such reviews, studies, and analyses as we deemed necessary and pertinent under the circumstances, including, but not limited to, the following:

     (a) A review of various financial documents issued by the Company including, but not limited to, audited financial statements of Technologies for the fiscal years ended December 31, 1998 through 2001;

     (b) A review of financial projections for the Therapeutic Business for the periods 2002 through 2007, and financial projections for the Diagnostic Business for the periods 2002 through 2006, both prepared by Company management;

     (c) A discussion with the Company's management concerning the operation of the Diagnostic Business and the Therapeutic Business and their respective industries and to aid in interpreting the various data obtained;

     (d) A discussion with management of the Company to obtain their views of the strategic rationale for the Transaction;

     (e) A review of various legal documents and agreements previously described;

     (f)    An analysis of the condition of the capital and securities markets;

     (g) A comparison of the financial ratios of the Therapeutic Business and the Diagnostic Business with those of a portfolio of publicly traded guideline companies operating within similar lines of business;

     (h) A review of public filings and other information to gain insight into the outlook for the industry and for the companies which operate within the industry;

Photogen Technologies, Inc.
August 9, 2002
Page 5


     (i) A review of the marketing process undertaken by the Company in order to raise capital funding for the Therapeutic Business and the Diagnostic Business;

     (j) An analysis of the anticipated effect of the Transaction on the future financial performance of the separate entities;

     (k) An analysis of the factors included in Revenue Ruling 59-60 for both the Therapeutic Business and the Diagnostic Business, including:

            (1) The nature of the business and the history of the enterprise from inception;

            (2) The economic outlook in general and the condition of and outlook for the specific industry;

            (3) The book value of the stock and the financial condition of the business;

            (4)   The earning capacity of the company;

            (5)   The dividend-paying capacity of the company;

            (6) Whether or not the enterprise has goodwill or other intangible value;

            (7) Prior sales of ownership interests or offers to purchase the company; and

            (8) The market prices of stocks of corporations engaged in the same or a similar line of business and having their stocks actively traded in a free and open market.

     (l) A comparison of the relative fair values of the Therapeutic Business and the Diagnostic Business;

     (m) A comparison of the absolute fair value of the Therapeutic Business with the consideration to be received by Technologies upon close of the Transaction; and

     (n) The performance of other financial studies, analysis, and investigations as we deemed appropriate for the purpose of this Opinion.

Photogen Technologies, Inc.
August 9, 2002
Page 6


In preparing its opinion, Valuation Counselors performed a variety of financial and comparative analyses, including those described below. The summary of such analyses does not purport to be a complete description of the analyses underlying Valuation Counselors' opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Valuation Counselors believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and opinion. In its analyses, Valuation Counselors made numerous assumptions with respect to the Company, industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond the control of the Company. The estimates contained in such analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Valuation Counselors' opinion and analyses were only one of the many factors considered by the Board of Directors of the Company in its evaluation of the Transaction and should not be viewed as determinative of the views of the Board of Directors or management of the Company with respect to the Transaction.

For the purpose of this Opinion, we conducted the following analyses:

      PUBLICLY TRADED GUIDELINE COMPANY ANALYSIS - Using publicly available information, Valuation Counselors analyzed the market values of the following publicly traded guideline companies that were considered comparable to the Therapeutic Business: QLT, Inc.; Coherent, Inc.; DUSA Pharmaceuticals; Laserscope; Miravant Medical Technologies; and Pharmacyclics, Inc. (collectively, the "Therapeutic Guideline Companies"). Valuation Counselors analyzed the market values of the following publicly traded guideline companies that were considered comparable to the Diagnostic Business: EPIX Medical, Inc.; Cytogen, Corp.; Alliance Pharmaceuticals, Syncor International Corp.; and Advanced Magentics, Inc. (collectively, the "Diagnostic Guideline Companies").

      We reviewed various comparative factors between the Therapeutic Guideline Companies, the Diagnostic Guideline Companies and the Therapeutic Business and the Diagnostic Business, respectively. Comparative factors examined include product/technology

Photogen Technologies, Inc.
August 9, 2002
Page 7


      comparability, target markets, stage of clinical research, stage of development, and size. Based upon our analysis of the comparative factors mentioned above and the guideline companies' market capitalizations, the fair value of the Diagnostic Business was determined to be at least equal to that of the Therapeutic Business. Further, the fair value of the Therapeutic Business was determined to be similar to the fair value of the consideration to be paid by the Tennessee Stockholders to Technologies. In determining the fair value of the consideration to be paid to Technologies, we considered the market price of Technologies' publicly traded stock, the consideration to be paid in an upcoming financing of Technologies, and the restrictions attached to the shares of the Tennessee Stockholders.

      COMPARATIVE TRANSACTION ANALYSIS - Valuation Counselors also reviewed recent private transactions of bio-technology companies from which indications of value for the Therapeutic Business and the Diagnostic Business could be derived. However, due to the lack of publicly disclosed data for companies comparable in business description and stage of development to the Therapeutic Business and the Diagnostic Business, no conclusions could be reached under this methodology.

      DISCOUNTED CASH FLOW ANALYSIS (INCOME APPROACH) - Valuation Counselors performed discounted cash flow ("DCF") analyses of the projected debt-free net cash flows of the Therapeutic Business for the years ending 2002 through 2011, while a DCF analysis was performed for the Diagnostic Business based on projected debt-free net cash flows for the years ended 2002 to 2009. The indicated enterprise values were determined by summing the present values of the interim debt-free net cash flows with the present values of the terminal values. The terminal values were estimated by applying an exit multiple to the terminal year earnings before interest, taxes, depreciation and amortization ("EBITDA") for each business. The exit multiples were estimated based on our review of current market multiples observed for a portfolio of publicly traded bio-technology firms that have established products in the marketplace. The interim cash flows and terminal values were discounted to present value using a discount rate of 50%. This analysis yielded a fair value for the Diagnostic Business at least equal to the fair value for the Therapeutic Business. The implicit equity value of the Therapeutic Business was also not greater than the consideration expected to be received by Technologies.

      HISTORICAL COST ANALYSIS - Valuation Counselors reviewed the costs incurred to date for research and development of the Therapeutic Business and the Diagnostic Business. Based on this review, the sum of amounts invested in the Diagnostic Business in terms of research and development costs, acquisition costs for the purchase of the technology from Elan Corporation and the Company's portion of the losses incurred by Sentigen (a joint venture between the Company and affiliates of Elan Corporation) exceed the amounts invested in the development of the Therapeutic Business.

Photogen Technologies, Inc.
August 9, 2002
Page 8


      Further, the consideration to be received by Technologies upon completion of the Transaction is similar to the amount of research and development invested in the Diagnostic Business.

      REVIEW OF PENDING FINANCING - Valuation Counselors reviewed the terms of a proposed investment in the Company that is expected to close after the completion of the Transaction. According to the terms of this financing, a $14.0 million pre-money value was determined for the Diagnostic Business, with no value placed on the Therapeutic Business if it is still part of Technologies on the closing date of the proposed financing. This indicates a fair value for the Diagnostic Business in excess of the Therapeutic business and a fair value of the Therapeutic Business below the amount of consideration to be received by Technologies in the Transaction.


In formulating our conclusions from the above valuation approaches, we have assumed:

      (a) Continued operation of the Diagnostic Business at its Pennsylvania facility;

      (b) Continued operation of the Therapeutic Business at its Tennessee facility; and

      (c) The Therapeutic Business and the Diagnostic Business will be competently managed and maintained by financially sound owners over the period of projected cash flows;

      (d) No additional financings, distributions, or acquisitions, other than those specifically addressed in the Opinion, will occur over the projection period.

Based upon our study and subject to the assumptions and limitations included herein and in our engagement letter dated May 14, 2002, it is our opinion, as of the date of this letter, that the Transaction as outlined above is considered to be fair to the shareholders of Technologies, excluding the Tennessee Stockholders, from a financial point of view.

The Opinion is for the confidential use of the Company and only for the purpose stated herein; any use or reliance for any other purpose, by you or third parties, is invalid. We hereby consent to: (1) the filing and disclosure of the Opinion with the Securities and Exchange Commission and any state securities commission or blue sky

Photogen Technologies, Inc.
August 9, 2002
Page 9


authority, if such filing or disclosure is required pursuant to the rules and regulations thereof, or required by applicable law in the Opinion of the Company, as Amended, and Trust counsel; and (2) disclosure of the Opinion upon the demand, order or request of any court, administrative or governmental agency or regulatory body or as may be required or appropriate in response to any summons, subpoena, or discovery requests. No other use or reference to the Opinion may be made without the prior written consent of Valuation Counselors, which consent shall not be unreasonable withheld.

All the terms and conditions as contained in our engagement letter dated May 14, 2002, are incorporated and apply herein.

Valuation Counselors is principally and continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements, and other situations. Valuation Counselors has prepared periodic valuations of Technologies' stockholders' equity since 1998.





                                        VALUATION COUNSELORS

                                                                      Exhibit C


                         COMMON STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                          PHOTOGEN TECHNOLOGIES, INC.,

                                       AND

                                    MI3 L.P.,

                       OXFORD BIOSCIENCE PARTNERS IV L.P.,

                                MRNA FUND II L.P.

                     NEW ENGLAND PARTNERS CAPITAL, L.P., AND

                                  TANNEBAUM LLC

                           DATED AS OF AUGUST 2, 2002

                                TABLE OF CONTENTS

1.   Purchase and Sale of Common Stock............................................................................1
   1.1.   Offering................................................................................................1
   1.2.   Purchase Price..........................................................................................2
   1.3.   Proceeds................................................................................................2
2.   The Closing..................................................................................................3
3.   Representations of the Company...............................................................................3
   3.1.   Organization; Amended Articles..........................................................................3
   3.2.   Corporate Power.........................................................................................3
   3.3.   Authorization...........................................................................................4
   3.4.   Capitalization..........................................................................................4
   3.5.   Subsidiaries............................................................................................5
   3.6.   SEC Filings; Business...................................................................................5
   3.7.   No Material Adverse Change..............................................................................6
   3.8.   Financial Statements....................................................................................6
   3.9.   Contracts and Commitments...............................................................................7
   3.10.     Proprietary Rights, Employee Restrictions............................................................7
   3.11.     Litigation; Compliance with Law......................................................................8
   3.12.     Leasehold Interests..................................................................................9
   3.13.     Insurance............................................................................................9
   3.14.     Loans and Advances...................................................................................9
   3.15.     Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.......................................9
   3.16.     Governmental Approvals...............................................................................9
   3.17.     Tax Matters.........................................................................................10
   3.18.     Title to Properties.................................................................................10
   3.19.     No Labor Disputes...................................................................................10
   3.20.     Environmental Matters...............................................................................10
   3.21.     Compliance with Nasdaq Continued Listing Requirements...............................................10
   3.22.     Brokers.............................................................................................11
   3.23.     No Directed Selling Efforts or General Solicitation.................................................11
   3.24.     No Integrated Offering..............................................................................11
   3.25.     Transactions With Affiliates........................................................................11
   3.26.     Questionable Payments...............................................................................11
   3.27.     Information Supplied to Purchasers..................................................................12
4.   Representations of the Purchasers...........................................................................12
   4.1.   Validity...............................................................................................12
   4.2.   Accredited Investor....................................................................................12
   4.3.   Investment.............................................................................................12
   4.4.   Investment Experience..................................................................................12
   4.5.   Restricted Securities..................................................................................12
   4.6.   Access to Management...................................................................................12
   4.7.   No General Solicitation................................................................................13
5.   Pre-Closing Covenants; Conditions to the Obligations of the Purchasers......................................13
   5.1.   Pre-Closing Covenants..................................................................................13
   5.1.1.    Exclusivity.........................................................................................13
   5.1.2.    Break up Fee........................................................................................13
   5.1.3.    Mi3 Termination.....................................................................................13
   5.1.4.    Dealings with Affiliates............................................................................13
   5.1.5.    Distributions.......................................................................................13
   5.1.6.    Extraordinary Corporate Transactions................................................................14
   5.1.7.    Option Pool.........................................................................................15
   5.2.   Conditions to the Obligations of the Purchasers........................................................15
   5.2.1.    Accuracy of Representations and Warranties..........................................................15

   5.2.2.    Consents............................................................................................15
   5.2.3.    Preferred Stock.....................................................................................15
   5.2.4.    Voting, Drag-Along and Right of First Refusal Agreement.............................................15
   5.2.5.    Certificates and Documents..........................................................................16
   5.2.6.    Opinion.............................................................................................16
   5.2.7.    Non-Competition Agreements..........................................................................16
   5.2.8.    Election of Directors...............................................................................16
   5.2.9.    Expenses............................................................................................16
   5.2.10.   Split-off...........................................................................................16
   5.2.11.   SEC approvals; Effective Registration; Blue Sky.....................................................17
   5.2.12.   Conversion of Tannebaum Credit Line.................................................................17
   5.2.13.   Reverse Stock Split.................................................................................17
   5.2.14.   Syndicate...........................................................................................17
   5.2.15.   Fairness Opinion....................................................................................17
   5.2.16.   Conversion of Elan Debt.............................................................................17
   5.2.17.   AmeriCal Securities.................................................................................17
   5.2.18.   Registration Rights.................................................................................17
6.   Conditions to the Obligations of the Company................................................................17
   6.1.   Accuracy of Representations and Warranties.............................................................18
   6.2.   Performance............................................................................................18
7.   Post Closing Covenants......................................................................................18
   7.1.   Affirmative Covenants of the Company...................................................................18
   7.1.1.    Inspection Rights...................................................................................18
   7.1.2.    Meetings of Directors, Committees and Observer Rights...............................................18
   7.1.3.    Reports.............................................................................................19
   7.1.4.    Management Disclosure to the Board..................................................................19
   7.2.   Key Person Insurance; Directors' Liability and Other Insurance.........................................19
   7.3.   No Integration.........................................................................................20
   7.4.   Shareholder Purchase Offering..........................................................................20
   7.5.   Registration of Shares.................................................................................20
   7.6.   Non-Contravention......................................................................................20
   7.7.   Listing of Shares......................................................................................20
8.   General.....................................................................................................21
   8.1.   Successors and Assigns.................................................................................21
   8.2.   Survival of Representations and Warranties.............................................................21
   8.3.   Indemnification........................................................................................21
   8.4.   Conduct of Indemnification Proceedings.................................................................21
   8.5.   Notices................................................................................................22
   8.6.   Entire Agreement.......................................................................................22
   8.7.   Amendments and Waivers.................................................................................22
   8.8.   Counterparts...........................................................................................23
   8.9.   Captions...............................................................................................23
   8.10.     Severability........................................................................................23
   8.11.     Governing Law.......................................................................................23
   8.12.     Exculpation Among Purchasers........................................................................23

                         COMMON STOCK PURCHASE AGREEMENT

     THIS AGREEMENT dated as of August 2, 2002 is entered into by and among Photogen Technologies, Inc., a Nevada corporation (the "COMPANY"), and Mi3 L.P., a Delaware limited partnership ("Mi3"), OXFORD BIOSCIENCE PARTNERS IV L.P., a Delaware limited partnership, New England Partners Capital, L.P., a Delaware limited partnership, and Tannebaum LLC, a Delaware limited liability company (together with Mi3, the "PURCHASERS").

     WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"); and

     WHEREAS, the Purchasers wish to purchase from the Company, and the Company wishes to sell and issue to the Purchasers, shares of Common Stock of the Company, $0.001 par value per share (the "COMMON STOCK"), upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound by the terms and conditions of this Agreement, the parties hereto hereby agree as follows.

1.   PURCHASE AND SALE OF COMMON STOCK.

     1.1. OFFERING. Subject to the terms and conditions of this Agreement, at the Closing the Company shall sell and issue to each of the Purchasers, and each of the Purchasers shall severally, and not jointly, purchase from the Company, the number of shares of Common Stock (the "SHARES") equal to the investment amount set forth opposite the Purchaser's name on Exhibit I divided by the Per Share Purchase Price (as defined below). Additional investors mutually acceptable to Mi3 and the Company may be added to Exhibit I at or prior to the Closing, and upon execution by such additional investors of a counterpart signature page to this Agreement, such additional investors shall be deemed a Purchaser hereunder and shall be subject to and may rely upon the representations, warranties, terms and conditions contained herein. Additionally, Purchasers may assign a portion of their subscription hereunder to additional investors at or prior to the Closing, whereupon Exhibit I will be adjusted accordingly and upon execution by such additional investors of a counterpart signature page to this Agreement, such additional investors shall be deemed a Purchaser hereunder and shall be subject to and may rely upon the representations, warranties, terms and conditions contained herein.

     1.2. PURCHASE PRICE. Immediately prior to the Closing, the per share purchase price for the Shares (the "PER SHARE PURCHASE PRICE") shall be determined as follows, payable as set forth in Section 2 of this Agreement:

            $14,000,000 divided by the sum of:

            (a) the number of shares of issued and outstanding Common Stock less 4,070,000; plus

            (b) the number of shares of Common Stock reserved and available for issuance pursuant to the Option Plans (as defined below and assuming the increase contemplated herein); plus

            (c) the number of shares of Common Stock issuable pursuant to all subscriptions, warrants, options, convertible securities and other rights (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company.

The per share purchase price shall be calculated by the Company and subject to verification and acceptance by the Purchasers.

     1.3. PROCEEDS. Proceeds from the sale of the Shares and from the Shareholder Purchase Offering will be used only for the following purposes and appropriately related administrative costs, in the following order of priority, subject to changes authorized by a majority of the Directors after the Closing:

          - all necessary steps to obtain approval by the Food and Drug Administration (the "FDA") for the use of PH-50 as a CT contrast agent, including the cost of reformulation and toxicity testing in the event that the initial Phase 1 trials uncover an adverse effect in humans;

          - all necessary steps to obtain approval by the FDA for the use of N-1177 as a lymphography contrast agent;

          - pre-clinical exploration of the use of PH-50 to identify vulnerable plaque; and

          - acquisition or licensing of compounds to build a product pipeline for the Company.

Pending use of the proceeds in accordance with the preceding sentence, the proceeds will be invested in securities issued or guaranteed by the United States, national bank repurchase agreements secured by such securities or such other types of investments as may be approved by a majority of the Directors after the Closing, but in no event in such a manner that would cause the Company to be deemed an Investment Company as defined in the Investment Company Act of 1940, as amended.

2. THE CLOSING. The closing of the sale and purchase of the Shares pursuant to this Agreement shall take place at the offices of Epstein Becker & Green, P.C., 111 Huntington Avenue, Boston, Massachusetts 02199 as soon as practicable upon approval of the transactions contemplated herein by the stockholders of the Company, or at such other time, date, and place as are mutually agreeable to the Company and the Purchasers (the "CLOSING"). The date of the Closing is hereinafter referred to as the "CLOSING DATE." At the Closing, the Company shall deliver to each Purchaser a certificate representing the Shares purchased by such Purchaser of Common Stock registered in the name of such Purchaser. The purchase price for the Shares shall be paid by wire transfer, certified or cashier's check or another method acceptable to the Company, including conversion of outstanding debt. If at the Closing any of the conditions specified in Section 5 of this Agreement shall not have been fulfilled, each Purchaser shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other right it may have by reason of such failure or such non-fulfillment. If at the Closing any of the conditions specified in Section 6 of this Agreement shall not have been fulfilled, the Company shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other right it may have by reason of such failure or such non-fulfillment.

3. REPRESENTATIONS OF THE COMPANY. Except as disclosed in the Disclosure Schedule attached hereto (which Disclosure Schedule makes explicit reference to the particular Section containing the representation or warranty as to which exception is taken), the Company hereby represents and warrants to the Purchasers as follows:

     3.1. ORGANIZATION; AMENDED ARTICLES. The Company is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have, either individually or in the aggregate, a material adverse effect on the business, operations, financial condition, assets, prospects, liabilities or contractual rights of the Company, whether individually or taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company has, or prior to the Closing will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement an adequate number shares of its Common Stock authorized and available for purchase hereunder, having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation in the form set forth in Exhibit A hereto (the "AMENDED ARTICLES"). The Company has, or prior to the Closing will have, filed the Amended Articles with the Secretary of State of the State of Nevada.

     3.2. CORPORATE POWER. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement, the Voting, Drag-Along and Right of First Refusal Agreement by and among the Company, the Purchasers and the other parties thereto, in the form attached as Exhibit B (the "VOTING, DRAG-ALONG AND RIGHT OF FIRST REFUSAL AGREEMENT") and the other agreements, documents and instruments contemplated hereby (collectively with this Agreement, the "FINANCING DOCUMENTS"), and generally to carry out the transactions contemplated hereby. The copies of the Certificate of Incorporation and Bylaws of the Company, as amended to date, which have been furnished by the Company to counsel for the Purchasers, are correct and complete at the date hereof. The Company is not in violation of any term of its Certificate of Incorporation or Bylaws, each as amended, or in violation of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company or to which the Company is a party, where any violation, noncompliance or default would result in a Material Adverse Effect.

     3.3. AUTHORIZATION. The Financing Documents are valid and binding obligations of the Company, enforceable in accordance with their terms. The execution, delivery and performance of the Financing Documents have been duly authorized by all necessary corporate or other action of the Company. The issuance, sale and delivery of the Shares in accordance with this Agreement have been, or will be prior to the Closing, duly authorized by all necessary corporate action on the part of the Company. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of the Financing Documents, or the issuance, sale and delivery of the Shares in accordance with the terms of this Agreement, or the consummation of any other transaction contemplated hereby or by the other Financing Documents.

     3.4. CAPITALIZATION. The authorized capital stock of the Company consists of 14,547.52 shares of Series A Preferred Stock, $0.001 par value per share, of which 14,547.52 shares are issued and outstanding, 402,000 shares of Series B Preferred Stock, $0.01 par value per share, of which 391,024.40 shares are issued and outstanding, and 150,000,000 shares of Common Stock, $0.001 par value per share, of which 38,842,298 shares are issued and outstanding]. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company will have reserved, immediately prior to the Closing, a total of 24,270,500 shares of its Common Stock for issuance pursuant to the Option Plans. Except as contemplated by this Agreement, the other Financing Documents, the Amended Articles, or as otherwise disclosed in the Disclosure Schedule (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment or offer of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no restrictions on the transfer of the Company's capital stock other than those arising from securities laws or contemplated by this Agreement and the other Financing Documents. Except for the Voting, Drag-Along and Right of First Refusal Agreement or as otherwise disclosed in the Disclosure Schedule, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company, whether or not the Company is a party thereto. All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws. Set forth in the Disclosure

Schedule is a capitalization table for the Company showing (i) the capitalization of the Company on a fully diluted basis immediately prior to the issuance of the Shares; and (ii) the capitalization of the Company on a fully diluted basis giving effect to the issuance of the Shares. For the purposes of this Agreement, the term "on a fully diluted basis" means that for purposes of calculating the percentage interest of the Company's capital stock represented by a specified number of shares, there shall be deemed outstanding (i) all shares of Common Stock, $0.001 per value per share, of the Company currently outstanding; (ii) all shares of Common Stock issuable pursuant to the exercise of options granted and capable of being granted under the Company's 1998 Long Term Incentive Compensation Plan, 2000 Long Term Incentive Compensation Plan, and Senior Executive Long Term Incentive Compensation Plan, copies of which have been supplied to Purchasers' counsel (the "OPTION PLANS"); and (iii) all shares of Common Stock issuable pursuant to other existing options, warrants, convertible debt securities and other instruments and agreements whatsoever.

     3.5. SUBSIDIARIES. Except as set forth in the Disclosure Schedule, the Company does not control, directly or indirectly, any other entity (a "SUBSIDIARY") and does not own of record or beneficially, directly or indirectly, any shares of capital stock or securities convertible into capital stock of any other corporation, or any participating interest in any partnership, joint venture or other non-corporate business enterprise.

     3.6. SEC FILINGS; BUSINESS. The Company has provided the Purchasers with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "2001 10-K"), and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "1934 ACT") since the filing of the 2001 10-K and prior to the date hereof (collectively, the "SEC FILINGS"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole, as required to be disclosed.

     3.7. NO MATERIAL ADVERSE CHANGE. Since December 31, 2001, except as identified and described in the SEC Filings or as disclosed in the Disclosure Schedule, there has not been:

            (a) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 2001 10-K, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

            (b) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

            (c) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

            (d) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

            (e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

            (f) any change or amendment to the Company's Certificate of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

            (g) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

            (h) any transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

            (i) any loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

            (j) any loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

            (k) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

     3.8. FINANCIAL STATEMENTS. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on the Disclosure Schedule neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

     3.9. CONTRACTS AND COMMITMENTS. Except as identified and described in the SEC Filings or as disclosed in the Disclosure Schedule, the Company (i) is not a party to any oral or written contract, obligation, instrument, corporate restriction or commitment which involves a potential obligation or liability in excess of $5,000 and which is otherwise material and not entered into in the ordinary course of business, (ii) does not have any oral or written employment contracts, financing agreements, licenses, distributor or sales representative agreements, agreements with officers, directors, employees or shareholders of the Company or persons or organizations related to or affiliated with any such persons, leases, agreements relating to product development; and (iii) does not have any pension, profit sharing, retirement or stock option plans other than the Option Plans and the Company's 401(k) Plan.

     3.10.  PROPRIETARY RIGHTS, EMPLOYEE RESTRICTIONS.

            (a) The Company has disclosed on the Disclosure Schedule all copyrights, copyright registrations and copyright applications, trademark registrations and applications for registration, patents and patent applications, trademarks, service marks, trade names, trade secrets or other proprietary rights (collectively, "INTELLECTUAL PROPERTY RIGHTS") used or useful in the Company's business as presently conducted or currently contemplated to be conducted and all licenses, assignments and releases of Intellectual Property Rights of others in material works embodied in the Company's products. All Intellectual Property Rights held by any employee, officer or consultant have been assigned to the Company. The Company has exclusive ownership of, or exclusive license to use, all Intellectual Property Rights identified in the Disclosure Schedule. The Company has obtained any licenses, releases or assignments necessary to use all third parties' Intellectual Property Rights in works embodied in its products. All such licenses, releases and assignments are specifically identified in the Disclosure Schedule. To the Company's knowledge, neither the present nor currently contemplated business activities or products of the Company infringe any Intellectual Property Rights of others. The Company has not received any notice or other written claim from any person asserting that any of the Company's present or currently contemplated activities infringe or may infringe any Intellectual Property Rights of such person. The Company has the right to use, free and clear of known or asserted claims or rights of others, all trade secrets, customer lists, hardware designs, programming processes, software and other information required for or incident to its products or its business as presently conducted or contemplated to be conducted, except for claims which would not have a Material Adverse Effect. The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. The Company is not aware of any infringement by others of its copyrights or other Intellectual Proprietary Rights in any of its products, technology or services, or any violation of the confidentiality of any of its proprietary information. The activities of the Company's employees on behalf of the Company do not violate any agreements or arrangements known to the Company which any such employees have with former employers or any other entity to whom such employees may have rendered consulting services. For the purposes of this
Section 3.10, Intellectual Property Rights also includes any and all material licenses, databases, computer programs and other computer software user interfaces (other than those generally available to the public), know-how, trade secrets, customer lists, proprietary technology, processes and formulae, source code, object code, algorithms, architecture, structure, display screens, layouts, development tools, instructions, templates, marketing materials, inventions, trade dress, logos and designs and all documentation and media constituting, describing or relating to the foregoing.

            (b) All key employees, including all consultants (contract or otherwise), of or to the Company have executed and delivered to and in favor of the Company an agreement regarding the protection of confidential and proprietary information and the assignment to the Company of all Intellectual Property Rights arising from the services performed for the Company by such Persons (collectively, the "CONFIDENTIALITY AGREEMENTS") in the form prepared by counsel to the Company in substantially the form attached as Exhibit C.

     3.11. LITIGATION; COMPLIANCE WITH LAW. There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration or mediation proceeding relating to the Company, pending or, to the best of the Company's knowledge, threatened, or (iii) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit). The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which may have a Material Adverse Effect. The Disclosure Schedule also lists any other legal memoranda, letters and other legal documents provided to the Company with respect to the Company's compliance with any and all applicable laws, rules and regulations relating to its business, copies of all of which legal memoranda, letters and other documents having previously been supplied to the Purchasers. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company, and to the best of the Company's knowledge, pending, threatened or contemplated against others. To the best of the Company's knowledge, the Company has complied and will continue to comply, in all material respects, with all laws, rules, regulations and orders applicable to its present and contemplated business, operations, properties, assets, products and services. The Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to obtain such permits, licenses or authorization would not have a Material Adverse Effect, and the Company has been and will continue to be operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except where the failure to so operate the business would not have a Material Adverse Effect. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as it is presently conducted or proposed to be conducted. The Company is not subject to any pending or threatened investigation, inquiry or proceeding by the SEC, any state securities commission or any other federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any securities exchange or securities market, with respect to any matter, including but not limited to the Company's relationship or transactions with Elan International Services, Ltd. ("ELAN"), Sentigen Ltd. or any of their successors or affiliates.

     3.12. LEASEHOLD INTERESTS. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Company thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

     3.13. INSURANCE. The Company and each Subsidiary maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

     3.14. LOANS AND ADVANCES. The Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances.

     3.15. ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF OTHER PERSONS. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     3.16. GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Section 4, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of any of the Financing Documents, the issuance, sale and delivery of the Shares other than filings pursuant to federal and state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Shares.

     3.17. TAX MATTERS. Each of the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any Subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

     3.18. TITLE TO PROPERTIES. The Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free and clear from any and all liens, security interests, encumbrances and defects, and the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

     3.19. NO LABOR DISPUTES. No material labor dispute with the employees of the Company or any Subsidiary exists or is imminent.

     3.20. ENVIRONMENTAL MATTERS. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or threatened investigation that might lead to such a claim.

     3.21. COMPLIANCE WITH NASDAQ CONTINUED LISTING REQUIREMENTS. The Company is in compliance with applicable Nasdaq SmallCap Market continued listing requirements. There are no proceedings pending or threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market and the Company has not received any notice of, nor is there any basis for, the delisting of the Common Stock from the Nasdaq SmallCap Market.

     3.22. BROKERS. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement. No person or entity will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company, any Subsidiary or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

     3.23. NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION. Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

     3.24. NO INTEGRATED OFFERING. Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the 1933 Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

     3.25. TRANSACTIONS WITH AFFILIATES. Except as identified and described in the SEC Filings, no director, officer, employee or stockholder of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

     3.26. QUESTIONABLE PAYMENTS. Neither the Company nor any of its Subsidiaries nor any of their respective current or former shareholders, directors, officers, employees, agents or other persons or entities acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

     3.27. INFORMATION SUPPLIED TO PURCHASERS. Neither this Agreement, the Disclosure Schedule and Exhibits attached hereto nor any other Financing Documents furnished to the Purchasers by or on behalf of the Company contains any untrue statement of a material fact, and none of this Agreement, the Disclosure Schedule and Exhibits attached hereto, or such other Financing Documents omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. None of the matters described on the Disclosure Schedules have had, or could reasonably be expected to have, a Material Adverse Effect, individually or in the aggregate.

4. REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers represents and warrants to the Company as follows:

     4.1. VALIDITY. Assuming the due execution and delivery by the Company of this Agreement and the Financing Documents, the Agreement and the Financing Documents to which the Purchaser is a party constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.

     4.2. ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as such term is defined in Regulation D under the 1933 Act.

     4.3. INVESTMENT. The Shares to be received by the Purchaser hereunder will be acquired for the Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Purchaser has no intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. The Purchaser is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

     4.4. INVESTMENT EXPERIENCE. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

     4.5. RESTRICTED SECURITIES. The Purchaser understands that the Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

     4.6. ACCESS TO MANAGEMENT. The Purchaser has had an opportunity to receive additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. The Purchaser acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

     4.7. NO GENERAL SOLICITATION. The Purchaser did not learn of the investment in the Shares as a result of any public advertising or general solicitation.

5.   PRE-CLOSING COVENANTS; CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS.

     5.1. PRE-CLOSING COVENANTS. The parties covenant and agree that they will perform and observe the following covenants and provisions until the Closing Date, as applicable.

            5.1.1. EXCLUSIVITY. The Company will not, without the prior written consent of the Purchasers, enter into or continue discussions with any third party, whether agent or principal, concerning a possible investment, private placement, merger, acquisition or other business accommodation.

            5.1.2. BREAK UP FEE. Other than this Agreement with the parties hereto or the Shareholder Purchase Offering, the Company shall not accept any offer or proposal from or enter into any agreement, written or otherwise, with any third party relating in any manner to any debt or equity financing of the Company or any merger, acquisition or related transaction involving the capital stock or assets of the Company prior to October 31, 2002. In the event the Company breaches the provisions of this Section, the Company shall immediately pay Mi3 $3,000,000 in cash. Except as set forth in Section 5.1.3, this Section
5.1.2 shall survive termination of this Agreement and the Closing.

            5.1.3. Mi3 TERMINATION. Mi3 shall provide the Company immediate written notice in the event that Mi3 elects to not proceed with consummation of the transactions contemplated hereunder, whereupon (a) the Company shall pay all reasonable fees and expenses incurred by Mi3 in connection with the preparation and negotiation of this Agreement and the Financing Documents and the closing of the transactions contemplated hereby, including but not limited to expenses incurred in the due diligence process and legal fees of Epstein Becker & Green, P.C., in an aggregate amount not to exceed $60,000 (collectively "DEAL EXPENSES") up to the date of such notice, and (b) the restrictions set forth in Sections 5.1.1 and 5.1.2 shall terminate.

            5.1.4. DEALINGS WITH AFFILIATES. Except as contemplated herein, the Company will not enter into any transaction, including, without limitation, any loans, leases, extension of credit or royalty agreements with any employee, officer or director of the Company or holder of three percent or more of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such employees, officers, directors or stockholders or members of their immediate families.

            5.1.5. DISTRIBUTIONS. Except as contemplated herein, the Company will not declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or pay into or set aside a sinking fund for such purpose (such transactions being hereinafter referred to as "DISTRIBUTIONS"); provided, however, that nothing herein contained shall prevent the Company from:

                    (i) complying with any specific provision of the terms of this Agreement;

                    (ii) redeeming any stock of a deceased stockholder out of insurance held by the Company on that stockholder's life; or

                    (iv) repurchasing any stock of an officer, employee or consultant subject to a stock repurchase agreement under which the Company has the right or obligation to repurchase such shares in the event of termination of employment or of a consulting arrangement.

            5.1.6. EXTRAORDINARY CORPORATE TRANSACTIONS. Except as contemplated herein, the Company will not take any corporate action, enter into any agreement to take such action, or obligate itself to take any such action, if such action would:

                    (i) cause the Company to create, authorize or issue any class or series of capital stock with equity features or convertible into equity ranking senior to the Common Stock with respect to liquidation preferences, dilution protection, redemption rights, or payment of dividends, or otherwise having terms and conditions superior to the terms of the Common Stock, or that would impair or limit the Company's obligations under this Agreement;

                    (ii) enter into any transaction that expressly prohibits or limits the Company's right to perform its obligations under this Agreement;

                    (iii) cause or authorize any transaction, whether by consolidation or merger of the Company, which results in the holders of the Company's capital stock holding less than 50% of the voting securities of the resulting or surviving entity, or a sale of all or substantially all of the capital stock or assets of the Company, or any other form of business combination or acquisition in which the Company is the object of the acquisition and in which control of the voting securities or assets of the Corporation are transferred in any way;

                    (iv) transfer, sell, pledge, encumber, mortgage, dispose of, assign, lease, license or convey any ownership or interest in, or material rights relating to, any of its technology, or other Intellectual Property Rights to any person where the loss of such rights would have a Material Adverse Effect;

                    (v) create or incur any indebtedness for money borrowed which is secured by assets of the Company or any subsidiary or otherwise mortgage or pledge, or create a security interest in all or substantially all of the property of the Company;

                    (vi) change the principal business of the Company, enter new lines of business, or exit its current and proposed line of business;

                    (vii) make investments in, or loans to, any third parties other than for employee travel or relocation;

                    (viii) make any single capital expenditure in excess of $50,000; or

                    (ix) except as contemplated herein, issue more than 10,000 shares of Common Stock individually, or 25,000 shares of Common Stock in the aggregate.

            5.1.7. OPTION POOL. The Company shall reserve an additional number of shares of Common Stock under the Option Plans so that the aggregate number of shares of Common Stock available for exercise and issuance under such Option Plans equals 20% of the aggregate number of shares of Common Stock issued and outstanding on the Closing Date.

     5.2. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of the Purchasers under this Agreement are subject to the fulfillment, or the waiver by the Purchasers, of the conditions set forth in this Section 5 on or before the Closing Date. All such documents and actions shall be satisfactory in form and substance to the Purchasers and its counsel.

            5.2.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Company contained in this Agreement shall be true on and as of the Closing Date, with the same effect as though such representation and warranty had been made on and as of that date.

            5.2.2. CONSENTS. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Financing Documents.

            5.2.3. PREFERRED STOCK. The rights and preferences of the Series A Preferred Stock of the Company shall be amended, modified or canceled in form and substance satisfactory to the Purchasers. All shares of Series B Preferred Stock of the Company shall have been converted to Common Stock.

            5.2.4.  VOTING, DRAG-ALONG AND RIGHT OF FIRST REFUSAL AGREEMENT.
The Voting, Drag-Along and Right of First Refusal Agreement shall have been duly executed and delivered by all parties thereto.

            5.2.5. CERTIFICATES AND DOCUMENTS. The Company shall have delivered to counsel to the Purchasers:

            (a) evidence of filing of the Amended Articles, certified by the Secretary of State of the State of Nevada;

            (b) a certificate, as of the most recent practicable date, of the Secretary of State of the State of Nevada as to the Company's legal existence and corporate good standing;

            (c) evidence of approval of an amendment and restatement of the Bylaws of the Company, in substantially the form attached hereto as Exhibit D in effect on and as of the Closing Date; and

            (d) a copy of the resolutions of the Board of Directors (the "BOARD") and stockholders of the Company authorizing and approving the Company's execution, delivery and performance of the Financing Documents, all matters in connection with the Financing Documents, and the transactions contemplated thereby.

            5.2.6. OPINION. The Company shall have delivered to counsel to the Purchasers an original opinion from Grippo & Elden, counsel to the Company, dated as of the Closing Date, addressed to the Purchasers, and substantially in the form attached hereto as Exhibit E and in such final form as reasonably acceptable to the Purchasers and their counsel..

            5.2.7. NON-COMPETITION AGREEMENTS. The Company shall have delivered to counsel to the Purchasers copies of Noncompetition Agreements signed by and between the Company and each of Taffy Williams, Brooks Boveroux and Reinhard Koenig, together with such other key employees designated by the Purchasers, in the form attached hereto as Exhibit F.

            5.2.8. ELECTION OF DIRECTORS. The number of Directors constituting the entire Board shall have been fixed at seven and the persons designated pursuant to the Voting, Drag-Along and Right of First Refusal Agreement shall have been elected as Directors and shall each hold such position as of the Closing Date.

            5.2.9.  EXPENSES. The Company shall have paid all Deal Expenses.

            5.2.10. SPLIT-OFF. The Company shall have effected a split-off of its therapeutic line of business to Craig Dees, Ph.D. and Dees Family Foundation, Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott, Ph.D. and Scott Family Investment Limited Partnership; Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik and Smolik Family LLP (the "Founders") in exchange for the redemption of all of the capital stock of the Company held by such Founders (the "ASSET SPLIT-OFF"). In the event the Company does not satisfy this condition, then:

            (a)     No Founder shall be a member of the Board;

            (b) Each Founder shall be a required party to the Voting, Drag-Along and Right of First Refusal Agreement; and

            (c) All capital stock of the Company held by the Founders shall remain subject to the Lockup Agreements dated May 9, 2001, and such Lockup Agreements shall be amended to extend the term thereof by an additional two years and as otherwise requested by the Purchasers.

            5.2.11. SEC APPROVALS; EFFECTIVE REGISTRATION; BLUE SKY. Any SEC approval required to consummate the transactions contemplated by the Financing Documents shall have been obtained. Issuance and sale of the Shares shall be in compliance with all applicable Federal securities and State "Blue Sky" laws.

            5.2.12. CONVERSION OF TANNEBAUM CREDIT LINE. The Company shall have converted $2,000,000 of its $2,500,000 line of credit granted to the Company by Tannebaum LLC into Common Stock at the same price per share as the Per Share Purchase Price in consideration for the purchase of Shares by Tannebaum LLC hereunder.

            5.2.13. REVERSE STOCK SPLIT. The Board shall have recommended and the shareholders of the Company shall have approved a 1:4 reverse split of the Common Stock, to be effective as of the Closing.

            5.2.14. SYNDICATE. The Purchasers shall have arranged for committed investment hereunder by a syndicate in minimum amount of $15,000,000.

            5.2.15. FAIRNESS OPINION. The Company shall have received a fairness opinion from Valuation Counselors in form and substance satisfactory to the Purchasers regarding this financing and the Asset Split-off.

            5.2.16. CONVERSION OF ELAN DEBT. The amount then outstanding, including principal and all accrued interest, on the convertible promissory note dated as of October 20, 1999 initially held by Elan International Services, Ltd. shall have been amended, modified or canceled in form and substance satisfactory to the Purchasers.

            5.2.17. AMERICAL SECURITIES. The Company shall have terminated in writing all business development and unit sale agreements, as amended, with AmeriCal Securities, Inc.

            5.2.18. REGISTRATION RIGHTS. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement in substantially the form attached hereto as Exhibit G.

6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company under this Agreement are subject to the fulfillment, or the waiver in writing by the Company, of the conditions set forth in this Section 6 on or before each Closing Date.

     6.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of that date.

     6.2. PERFORMANCE. The Purchasers shall have performed and complied with all agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

7.   POST CLOSING COVENANTS.

     7.1. AFFIRMATIVE COVENANTS OF THE COMPANY. Subject to the terms of the Voting, Drag-Along and Right of First Refusal Agreement and without limiting any other covenants and provisions hereof or thereof (the terms of the Voting, Drag-Along and Right of First Refusal Agreement to take precedence), and provided that the Purchasers in the aggregate hold at least ten percent of the Shares originally purchased by Purchasers hereunder, the Company covenants and agrees that it will perform and observe the following covenants and provisions, and will cause each of its subsidiaries to perform and observe such of the following covenants and provisions as are applicable to such subsidiary, if and when such subsidiary exists:

            7.1.1. INSPECTION RIGHTS. The Company will permit during normal business hours, upon reasonable request and at least five days' prior notice, and without undue disruption of the Company's business, the Purchasers to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company, and to discuss the affairs, finances and accounts of the Company with any of its officers, directors, employees, attorneys or independent accountants; provided, however, that the Purchasers and if through a designated representative then the designated representative as well as the Purchasers shall agree in writing prior to the receipt of any information to hold all information confidential and not use such information for any purpose other than with respect to the Purchasers' investment in the Company.

            7.1.2. MEETINGS OF DIRECTORS, COMMITTEES AND OBSERVER RIGHTS. The Company will:

            (a) hold not less than five meetings of the Board per each fiscal year;

            (b) convene one or more special meetings of the Board at any time, with agendas to be prepared by management upon the request of any two directors;

            (c) hold meetings of each of the Compensation Committee and Audit Committee of the Board (as established by the Board) not less than two times a year;

            (d) send the Purchasers the notice of the time and place of all meetings of the Board and Board committees in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be;

            (e) hold two separate meetings with representatives of the Purchasers during each fiscal year;

            (f) permit the Purchasers or their designees, including but not limited to representatives of Mi3, to attend and observe all meetings of the Board and Board committees, and to participate in all discussions during each such meeting; provided (i) that such individuals attending the meetings agree to hold all information confidential and not use such information for any purpose other than with respect to the Purchasers' investment in the Company; and (ii) that such individuals shall be subject to exclusion from portions of meetings as necessary to preserve attorney-client privilege with respect to pending or threatened litigation.

            (g) reimburse members of the Board for reasonable out-of-pocket expenses related to attendance at Board and Board committee meetings and discharge of their duties; and

            (h) indemnify and hold members of the Board harmless from all costs and liabilities incurred in the course of their duties pursuant to indemnification agreements in form and substance acceptable to such members.

            7.1.3. REPORTS The Company will furnish to the Purchasers as soon as available and in any event at least 30 days before the beginning of each fiscal year of the Company, a business plan and monthly and quarterly operating budgets for the forthcoming fiscal year, and as soon as available and in any event within 20 days after the end of each calendar month, revisions to the business plan and monthly operating budgets, monthly comparisons against the original and revised business plans and original and revised monthly operating budgets; and such other information as the Purchasers may reasonably request which directly relates to the business of the Company. The Company shall not furnish such reports to any Purchaser that elects, in its sole discretion, to not receive such reports, provided that such election shall not act as a waiver or release of the right to receive subsequent reports.

            7.1.4. MANAGEMENT DISCLOSURE TO THE BOARD. The Board or, at its direction, the executive officers of the Company will undertake to advise key managerial employees of the Company of their respective obligations to disclose all material technological or financial developments affecting the Company's business, financial condition, prospects, assets, contractual rights or liabilities to the Board in a timely manner.

     7.2. KEY PERSON INSURANCE; DIRECTORS' LIABILITY AND OTHER INSURANCE. The Company shall obtain and maintain on a continuous basis, "key person" term life insurance on the life of Taffy Williams in a face amount equal to $2,000,000. The proceeds of such insurance shall at all times be payable to the Company and shall be used as the Board shall determine. In addition, the Company shall obtain and maintain on a continuous basis, directors' liability

[****] Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, as amended.

insurance in form and substance satisfactory to Mi3 with aggregate coverage of at least $15,000,000.

     7.3. NO INTEGRATION. Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf will make any offers or sales of any Company security or solicit any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the 1933 Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

     7.4.   SHAREHOLDER PURCHASE OFFERING. Promptly following the
Closing, and provided it will not be integrated under SEC rules and interpretations with the transactions contemplated by this Agreement, the Company shall offer its Common Shareholders the opportunity to purchase shares of Common Stock of the Shares at the Per Share Purchase Price and subject to the limitations herein (the "Shareholder Purchase Offering"). A "Common Shareholder" shall mean a holder of record of Common Stock as of the record date set by the Company's Board of Directors in connection with the Shareholder Purchase Offering (the "Record Date"). The aggregate number of shares of Common Stock offered in the Shareholder Purchase Offering shall be limited to the lesser of (i) the aggregate number of shares of Common Stock held by all Common Shareholders on the Record Date, or (ii) $5,000,000 divided by the Per Share Purchase Price. The Company shall not be required to sell and issue less than $15,000,000 worth of Common Stock at the Per Share Purchase Price (the "Minimum Threshold") or more than $20,000,000 worth Common Stock Per Share Purchase Price (the "Maximum Amount"), in the aggregate, upon both the issuance of the Shares and the closing of the Shareholder Purchase Offering. To the extent that the sum of the aggregate number of Shares plus the aggregate shares of Common Stock issued in the Shareholder Purchase Offering equals less than the Maximum Amount, the Purchasers shall have the right but not the obligation to purchase a number of shares of Common Stock up to the amount of such difference, allocated pro-rata among the Purchasers or as otherwise determined by them, provided that such right does not cause the Shareholder Purchase Offering to be integrated under SEC rules and interpretations with the transactions contemplated by this Agreement.

     7.5. REGISTRATION OF SHARES. The Company will file a registration statement on Form S-1 with the SEC as contemplated by the Registration Rights Agreement within 45 days after the Closing and make any and all post-effective filings pursuant to applicable state and federal securities laws within the applicable time periods so that all Shares are and remain freely tradable as soon as practicable after the Closing.

     7.6. NON-CONTRAVENTION. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere with the obligations to the Purchasers under the Financing Documents.

     7.7. LISTING OF SHARES. The Company shall take such action as may be required to cause the Shares to be listed on the Nasdaq SmallCap Market no later than the date on which the Registration Statement is first declared effective by the SEC. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include the Shares in such application and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on The Nasdaq SmallCap Market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable.

8.   GENERAL.

     8.1. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall bind and inure to the benefit of the respective successors, assigns, heirs, executors, and administrators of the parties hereto, including but not limited to assigns of the Purchasers pursuant to Section 1.1 of this Agreement.

     8.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties shall survive and remain in full force and effect after the Closing with respect to the Company.

     8.3. INDEMNIFICATION. The Company agrees to indemnify and hold harmless each Purchaser and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) to which such person or entity may become subject as a result of and will reimburse any such person or entity for all such amounts as they are incurred by such person or entity as a result of (a) any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Financing Documents, (b) any claim that any outstanding capital stock of the Company is not duly and validly issued, fully paid and non-assessable, including but not limited to capital stock issued to Ballsbridge Finance Limited and/or Elan or their affiliates, and/or (c) any claim, investigation or proceeding by the SEC or any other governmental authority with respect to the Company's relationship or transactions with Elan, Sentigen Ltd. or their affiliates.

     8.4. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person or entity (the "INDEMNIFIED PERSON") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation by a third party in respect of which indemnity may be sought pursuant to Section 8.3 hereof, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     8.5. NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by express overnight courier service or mailed by first class mail, postage prepaid, to the respective addresses set forth on the signature pages of this Agreement, as such addresses may be modified by notice given pursuant to this Section 8.5, with copies provided simultaneously to counsel as set forth on the signature pages of this Agreement. Notices provided in accordance with this
Section 8.5 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

     8.6. ENTIRE AGREEMENT. This Agreement, together with the instruments and other documents hereby contemplated to be executed and delivered in connection herewith, contains the entire agreement and understanding of the parties hereto, and supersedes any prior agreements or understandings between or among them, with respect to the subject matter hereof. Except as expressly set forth in this Agreement, the Disclosure Schedule attached hereto, and the other agreements between the Company and the Purchasers, the Company makes no representation or warranty, express or implied, with respect to the transactions contemplated by this Agreement or such other agreements, the business of the Company, the Company, the Company's assets or its future prospects. No party is relying on any understandings, agreements or representations other than those expressly contained in this Agreement, the Disclosure Schedule attached hereto or such other agreements.

     8.7. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchasers. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     8.8. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.9. CAPTIONS. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     8.10. SEVERABILITY. Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

     8.11. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts; provided, however, that matters relating to the authorization, issuance and enforceability of the terms of the Common Stock shall be governed and interpreted and construed in accordance with the Nevada General Corporation Law. The Company irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Boston, Massachusetts for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     8.12. EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Common Stock.

                         [NEXT PAGE IS SIGNATURE PAGE.]

     IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the day and year first above written.

                         PHOTOGEN TECHNOLOGIES, INC.

                         By:
                            -----------------------------------------
                            Taffy J. Williams, Ph.D., President

                         Notice Address:   140 Union Square Drive
                                           New Hope, PA 18938

                         MI3 L.P.

                               By: MI3 Services L.L.C., its General Partner

                               By:
                                  -----------------------------------------
                                  William D. McPhee, President

                               Notice Address:   One Hollis Street, Suite 232
                                                 Wellesley, MA 02482

                               With a copy to:   Susan E. Pravda, Esquire
                                                 Epstein Becker & Green, P.C.
                                                 111 Huntington Avenue
                                                 Boston, MA  02199

                         OXFORD BIOSCIENCE PARTNERS IV L.P.

                               By: OBP Management IV L.P.

                               By:
                                  -----------------------------------------
                               Jonathan J. Fleming - General Partner

                               Notice Address:   222 Berkeley Street, Suite 1650
                                                 Boston, MA  02216

                         MRNA FUND II L.P.

                               By:  OBP Management IV L.P.

                               By:
                                  -----------------------------------------
                               Jonathan J. Fleming - General Partner

                               Notice Address:   222 Berkeley Street, Suite 1650
                                                 Boston, MA  02216

                         NEW ENGLAND PARTNERS CAPITAL, L.P.

                               By: NEP Capital LLC, its General Partner

                               By:
                                  ----------------------------------------------
                                  John Rousseau, President

                               Notice Address:   One Boston Place, Suite 2100
                                                 Boston, MA 02108

                         TANNEBAUM LLC

                         By:
                            ------------------------------------------
                         Name:
                         Title:

                               Notice Address:

                   EXHIBIT A To Common Stock Purchase Agreement
                                  (SECTION 3.1)
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


See Exhibit E to the proxy statement.

                 EXHIBIT B To the Common Stock Purchase Agreement
                                  (SECTION 3.2)
             VOTING, DRAG-ALONG AND RIGHT OF FIRST REFUSAL AGREEMENT


See Exhibit G to the proxy statement.

                EXHIBIT C to the Common Stock Purchase Agreement
                                (SECTION 3.10(B))
                        FORM OF CONFIDENTIALITY AGREEMENT

                   Proprietary Rights, Employee Restrictions*

                    [Photogen Technologies, Inc. letterhead]

                                     [Date]


          RE:    EMPLOYEE CONFIDENTIALITY, INVENTIONS AND
                 NONCOMPETITION AGREEMENT ("AGREEMENT")

Dear _________________:

          In the course of your work for Photogen Technologies, Inc. or any of its subsidiaries existing on and after the date hereof (collectively, "Photogen"), you may have access to Photogen's confidential and proprietary information and/or you may create Developments (defined below). For legally sufficient consideration, the receipt and adequacy of which you acknowledge, you and Photogen agree as follows:

          1. Definitions. The following terms are defined for purposes of this Agreement:

          (a) "Confidential Information" means any and all information that has or could have value or utility to Photogen, whether or not reduced to written or other tangible form and all copies thereof, relating to Photogen's private or proprietary matters, confidential matters or trade secrets. Confidential Information includes, but is not limited to, the following:

          (i) technical information (whether or not subject to patent registration or protection), such as research and development, methods, trade secrets, know-how, formulas, compositions, protocols, processes and techniques, discoveries, machines, inventions, ideas, computer programs (including software and data used in all such programs), drawings, specifications;

          (ii) except to the extent publicly disclosed by Photogen without any fault by you or any other person or entity, information relating to Photogen's patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all improvements and inventions related thereto;

          (iii) business information, such as information concerning any products, customers, suppliers, production, developments, costs, purchasing,

----------
* Employees and consultants have signed non-disclousure and inventions agreements in substance comparable to the Exhibit C.

     pricing, profits, markets, sales, accounts, customers, financing, acquisitions, strategic alliances or collaborations, expansions; and

          (iv) other information relating to Photogen's business practices, strategies or policies.

          (b) "Competitive Business" means engaging in the research, development, sale, lease, marketing, financing or distribution of technology, products or services similar to or competitive with Photogen's actual or proposed products or services anywhere in the world.

          (c) "Development" means any invention, discovery, improvement, know-how, method, technique, work, copyrightable work or other intellectual property (whether or not patentable or subject to registration with any governmental office) you conceive, reduce to practice, discover or make, alone or with others, during your employment and for twelve (12) months after termination (regardless of the reason for termination) that either is (i) related to or may be useful in the business or demonstrably anticipated business of Photogen, (ii) includes, or is a product or extension of, any Confidential Information, or (iii) results from duties assigned to you by Photogen or from the use of any of Photogen's assets or facilities.

          (d) "Restricted Period" means a period (i) starting when you begin working for Photogen, and (ii) ending on the earlier of: (A) twenty-four (24) months after termination of your employment (regardless of the reason for termination), or (B) if you work less than a total of 24 months, that number of months after termination of your employment which equals the total number of months you worked for Photogen (for example, if you work for Photogen for a total of six months, the Restricted Period will end six months after your employment terminates), or (C) the longest period (if any) permitted by applicable law after termination of your employment which is less than 24 months.

          2. Confidential Information. (a) During your employment by Photogen and at all times thereafter, you will hold in trust, keep confidential and not disclose, directly or indirectly, to any third parties or make any use of Confidential Information (defined below) for any purpose except for the benefit of Photogen in the performance of your employment duties. Confidential Information will not be subject to these restrictions if it becomes generally known to the public or in the industry without any fault by you or any other person or entity, or if Photogen ceases to have a legally protectable interest in it. If you are required by valid subpoena or similar legal requirement to disclose Confidential Information, you will promptly notify Photogen in writing and cooperate with Photogen's efforts to obtain a protective order or similar relief, and you will only disclose the minimum amount of Confidential Information necessary. Upon termination of your employment (regardless of the reason for termination), you will immediately return to Photogen all tangible Confidential Information and any other material made or derived from Confidential Information, including information stored in electronic format and handwritten notes, which is in your possession or which you delivered to others.

          3. Developments. You agree to promptly and fully disclose in writing to Photogen, Inc.'s President any Development when created or developed. You hereby assign and transfer to Photogen, Inc. all of your right, title and interest in and to all Developments, including all patents, patent applications and related patent rights. You agree to sign and deliver to Photogen, Inc. (during and after employment) other documents Photogen, Inc. considers necessary or desirable to evidence its ownership of Developments. All copyrightable works that are Developments, whether or not works made for hire (as defined in 17 U.S.C. Section 101), shall be owned by Photogen, Inc. and it may file and own the same as the author throughout the world. If Photogen, Inc. is unable for any reason to secure your signature on any document necessary or desirable to apply for, prosecute, obtain, or enforce any patent, trademark, service mark, copyright, or other right or protection relating to any Development, you hereby irrevocably designate and appoint Photogen, Inc. and each of its duly authorized officers and agents, as your agent and attorney-in-fact to act for and in your behalf and stead to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, trademarks, service marks, copyrights, or other rights or protections with the same force and effect as if personally executed and delivered by you. You agree that this power of attorney is irrevocable and is coupled with an interest and thereby survives your death or disability.

          4.     Noncompetition.

          (a) You acknowledge that you may have access to a significant amount of highly sensitive and valuable Confidential Information, you may be involved in formulating Photogen's business strategies or in its research and development activities, and you may be involved in important aspects of relationships with employees, consultants, suppliers, customers and others and you will be expected to promote Photogen's business and goodwill. You also acknowledge that Photogen's business is international in scope and that Photogen's employees and customers in any location can be solicited and serviced from any other location in the world.

          (b) You therefore agree that during the Restricted Period, you will not, directly or indirectly through any other person or entity:

          (i) own, manage, control, participate in, consult with, be employed by, or render services for, any person or entity engaged in a Competitive Business or in any other manner or in any other capacity (except as owner of 2% or less of stock of a publicly registered and traded entity) engage in any Competitive Business;

          (ii) solicit, induce or attempt to influence any other person or entity to engage in any Competitive Business or to curtail or cease any business or business relationship with the Company, its affiliates, employees or independent contractors;

          (iii) solicit any other employee or independent contractor to terminate any employment or engagement with the Company and engage in a Competitive Business; or

          (iv) disparage the Company, its affiliates, employees, independent contractors or their services or products.

          5. No Conflicts. You represent and warrant to, and agree with Photogen that:

          (a) You are under no contractual or other obligation or restriction which is inconsistent with your obligations under this Agreement or the performance of your employment duties for Photogen. Without limiting the generality of the foregoing, performing your employment duties for Photogen will not cause you to breach any agreement or other duty which obligates you to keep in confidence any confidential, proprietary, trade secret or similar information of any third party or to refrain from competing, directly or indirectly, with the business of any third party.

          (b) You have set forth in a separate list attached to this Agreement as Exhibit A an accurate and complete list of all confidential, proprietary or trade secret information (including invention disclosures and patent applications), including a brief description thereof (without revealing any confidential or proprietary information of any other party), which you made or conceived prior to your employment with Photogen and for which you claim ownership or which is in the physical possession of a former employer or other person or entity and which are therefore excluded from the scope of this Agreement. If there are no such exclusions, you have so indicated by writing "none."

          (c) Neither you nor any third party has any ownership or other interest in any idea, invention or other item of intellectual property that will be used in performing your duties for Photogen, and all Developments will be free and clear of any encumbrances or claims of third parties. In performing your duties for Photogen, you will not disclose to Photogen or use any confidential or proprietary information or trade secret of any third party, and you will not interfere with the business of any third party in any way contrary to applicable law.

          (d) In performing your duties for Photogen, you will comply with applicable laws and regulations.

          6. No Employment Rights. Nothing in this Agreement shall affect your or Photogen's right to terminate your employment or Photogen's right modify the terms of your employment, nor will this Agreement confer on you any other rights or benefits in connection with your employment.

          7. Severability; Choice of Law; Injunction. If any provision of this Agreement is deemed by a court of competent jurisdiction to be unenforceable or invalid, the enforceability and validity of all other provisions shall not be affected and that court shall modify the unenforceable or invalid provision to the extent necessary to render it enforceable and valid and that provision shall be enforced as modified. You agree that the time period, geographic scope and other terms of the covenants and restrictions in this Agreement are reasonable and appropriate under the circumstances of Photogen's business. This Agreement shall be governed and interpreted in accordance with the laws of the State of Tennessee without regard to its provisions on conflicts of law. Without limiting any other available remedies at law or in equity, Photogen will be entitled to injunctive relief restraining any individual or entity from participating in any breach or threatened breach of this Agreement without having to post a bond or security.

          8. Miscellaneous. This Agreement may not be amended or modified except by a written instrument signed by both parties after the date of this Agreement. This Agreement may be assigned by Photogen and shall inure to the benefit of Photogen, its successors and assigns, but may not be assigned or delegated by you. This Agreement supersedes all prior agreements, negotiations and representations, written or oral, between the parties with respect to the subject matter contained herein. Any waiver of any breach of, or failure to enforce, any of the provisions of this Agreement shall not operate as a waiver of any other breach or waiver of performance of such provisions or any other provisions. Any waiver must be in writing signed by Photogen. Your obligations under this Agreement survive termination of your employment, regardless of the manner or reason for termination. During, and upon termination of your employment (regardless of the reason therefor), you will certify to Photogen in writing that you have fully complied with each provision of this Agreement and that you will continue to comply with all provisions herein that survive termination.

          Please indicate your agreement to the foregoing by signing a copy of this letter below and returning it to me. I look forward to working with you.

                                        Very truly yours,


                                        Taffy J. Williams, Ph.D., President

Accepted and Agreed to
as of __________, 2002.

By:
   ----------------------------------
Print name:
           --------------------------

                EXHIBIT A (TO FORM OF CONFIDENTIALITY AGREEMENT)
               EMPLOYEE'S INTELLECTUAL PROPERTY EXCLUDED FROM THIS
                                    AGREEMENT


Describe:


(If none, write "none" above.)


Signed:
       -----------------------------
Dated:
      -------------------------------

                 EXHIBIT D to the Common Stock Purchase Agreement
                               (SECTION 5.2.5(c))
                           AMENDED AND RESTATED BYLAWS


See Exhibit F to the proxy statement.

                  EXHIBIT E to the Common Stock Purchase Agreement
                                 (SECTION 5.2.6)
                                  LEGAL OPINION

                           [Grippo & Elden letterhead]

                                     [Date]

[______________]
[______________]
[______________]

                 Re:    Purchase of Common Stock from
                        Photogen Technologies, Inc.

Ladies and Gentlemen:

          We have acted as counsel to Photogen Technologies, Inc., a Nevada corporation (the "Company"), in connection with the Common Stock Purchase Agreement dated August 2, 2002 (the "Purchase Agreement") between the Company, Mi3, L.P., a Delaware limited partnership and certain other Purchasers identified therein (collectively, the "Purchasers"), and the transactions contemplated thereby. This opinion letter is furnished to you at the request of the Company pursuant to Section 5.2.6 of the Purchase Agreement. Capitalized terms not otherwise defined herein have the meanings specified in the Purchase Agreement.

                               DOCUMENTS EXAMINED

          For purposes of rendering this opinion, with your consent, we have limited our review of the documents to originals, or copies certified or otherwise identified to our satisfaction, of the following: (a)(i) the Purchase Agreement, (ii) the Voting, Drag-Along and Right of First Refusal Agreement executed by the Company and certain other parties pursuant to the Purchase Agreement (the "Voting Agreement"), (iii) the Registration Rights Agreement executed by the Company and Purchasers pursuant to the Purchase Agreement (the Voting Agreement and Registration Rights Agreement are collectively referred to as the "Other Agreements") (b) the Company's Amended and Restated Articles of Incorporation and Bylaws, as currently in effect and as proposed to be amended pursuant to the Purchase Agreement, (c) resolutions of the Company's Board of Directors and stockholders concerning the transactions contemplated by the Purchase Agreement and Other Agreements, and (d) such other documents and certificates of public officials and representatives of the Company as we have deemed relevant or necessary as the basis for such opinions. Except as set forth above, we have conducted no investigation of factual matters in connection with this opinion.

                                    OPINIONS

          Based upon the foregoing, and subject to the assumptions, qualifications, limitations and exceptions set forth below, we are of the opinion that:

          (a) The Company (i) is a corporation duly organized, validly existing and in good corporate standing under the laws of the State of Nevada and is duly qualified to do business as a foreign corporation in all jurisdictions in which its ownership of property or the character of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company, (ii) has all corporate power and authority under its Articles of Incorporation and Bylaws, each as amended to date, to carry on its business as now being conducted, and (iii) has all corporate power and authority to own its property.

          (b) The Purchase Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms. Each of the Other Agreements has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms.

          (c) The execution, delivery and the performance of the Purchase Agreement and the Other Agreements has been authorized by all necessary corporate action on the part of the Company and the Company has the corporate power and authority necessary to make, execute, deliver and perform the Purchase Agreement and the Other Agreements and to carry out the transactions contemplated thereby and to issue and deliver the Shares. All corporate proceedings required by law or by the provisions of the Purchase Agreement and the Other Agreements to be taken by the Board of Directors and the stockholders of the Company on or prior to the Closing Date in connection with the execution and delivery of the Purchase Agreement and the Other Agreements, the adoption of the Articles of Incorporation as proposed to be amended in the Purchase Agreement and the offer, issuance and sale of the Shares, have been duly and validly taken.

          (d) The Separation Agreement by and among the Company and certain stockholders dated July __, 2002, has been duly and validly authorized, executed, delivered and consummated by the Company and, to our knowledge, the other parties thereto; and constitutes the legal, valid and binding obligations of the Company and, to our knowledge, the other parties thereto, enforceable against the Company and, to our knowledge, each of the other parties thereto in accordance with its terms. All shares of the Company's Series B Preferred Stock have been converted into common stock.

          (e)    The authorized capital stock of the Company currently consists
of 150,000,000 shares of Common Stock, $0.001 par value per share, [     ] of
which are issued and outstanding, and 12,015 shares of Series A Preferred
Stock, $.01 par value per share, all of which are issued and outstanding (excluding paid-in-kind dividends on such Series A Preferred Stock). The Shares to be purchased at the Closing have been duly authorized and, when purchased in the manner set forth in the Purchase Agreement, will be validly issued, fully paid and non-assessable. The stock certificates evidencing the Shares comply as to form with Nevada law. The respective rights, privileges, restrictions and preferences of the Series A Preferred Stock and the Common Stock are as stated in the Company's Amended Articles, as filed with the Secretary of State of the State of Nevada. There are no statutory preemptive rights, and other than as set forth in the capitalization table in Section 3.4 of the Disclosure Schedule, no options, warrants, contractual preemptive rights, conversion privileges or other rights (or agreements for any such rights) outstanding to purchase or otherwise obtain from the Company any of the Company's securities. All of the shares of Common Stock and Series A Preferred Stock of the Company outstanding immediately prior to the transactions contemplated in the Purchase Agreement were duly authorized, validly issued and delivered, and are fully paid and nonassessable. Except for such shares of Common Stock and Series A Preferred Stock, the Company has no other authorized series or class of capital stock. Except for the warrants listed in Section 3.4 of the Disclosure Schedule and the Series A Preferred Stock, neither the offer nor the issuance or sale of the Shares constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions.

          (f) The consummation of the transactions contemplated by the Purchase Agreement and the Other Agreements will not result in a breach of or constitute a default under the Articles of Incorporation or Bylaws of the Company, or any applicable statute, law, regulation, order or decree of any court or governmental authority, or, conflict with, result in a breach or termination of, constitute a default under, or result in the creation of any material lien, charge, encumbrance or restriction of any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which any of its assets are bound.

          (g) All consents, approvals, permits, orders or authorizations, of and all qualifications, registrations, designations, declarations or filings with any federal or state governmental agencies or bodies required at or prior to the Closing pursuant to any law, rule or regulation on pursuant to any order, decree, judgment, agreement or other instrument, in connection with the execution and delivery of the Purchase Agreement and the Other Agreements, and the legal and valid offer, issuance and sale of the Shares and the performance of the other obligations of the Company under the Purchase Agreement and the Other Agreements have been obtained and are effective. No consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required at or prior to the Closing under current laws and regulations, including but not limited to all applicable Federal securities and State "Blue Sky" laws, in connection with the execution and delivery of the Purchase Agreement or the offer, issuance, sale or delivery of the Shares other than the filing of the Form D pursuant to Regulation D under the Securities Act of 1933 and compliance with comparable filing requirements under applicable Blue Sky laws. The offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

          (h) There is no action, proceeding or governmental investigation pending or, to our knowledge, overtly threatened against the Company, or any of its officers or directors, that questions the validity of the Purchase Agreement or the Other Agreements or the Company's right to enter into such agreements. There is no action, proceeding, suit or investigation pending or, to our knowledge, overtly threatened against the Company. The Company is not subject to any pending or, to our knowledge, overtly threatened investigation, inquiry or proceeding by the SEC, any state securities commission or any other federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any securities exchange or securities market, with respect to any matter, including but not limited to the Company's relationship or transactions with Elan International Services, Ltd., Sentigen Ltd. or any of their successors or affiliates.

          (i) The Company is in material compliance with all applicable Nasdaq SmallCap Market continued listing requirements. There are no proceedings pending or, to our knowledge, overtly threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market and the Company has not received any notice of the delisting of the Common Stock from the Nasdaq SmallCap Market.

             ASSUMPTIONS, QUALIFICATIONS, LIMITATIONS AND EXCEPTIONS

          The foregoing opinions are subject to the following assumptions, qualifications, exceptions and limitations:

     1. In conducting our examination and rendering this opinion, we have assumed:

          (a) the genuineness and authenticity of all signatures and documents submitted to us as originals;

          (b) the correctness of all certificates and representations, documents and records and the representations and warranties made by the Company in the Purchase Agreement and Other Agreements, in each case with respect to the factual matters set forth therein. For purposes of the preceding sentence, in cases where representations and warranties have been made "to the best knowledge" of a party or have been similarly qualified, we have relied upon, and assumed the accuracy of, such representations and warranties as if they were not so qualified;

          (c) that all copies submitted to us are accurate, complete and conform to the originals;

          (d) the legal capacity of all natural persons who are signatories to the documents, but we have no reason to believe that each natural person executing the documents does not have the legal capacity to do so;

          (e) all parties to the Purchase Agreement and Other Agreements that are entities (other than the Company) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite corporate power (as applicable) to enter into the Purchase Agreements and Other Agreements; and

          (f) the execution and delivery of the Purchase Agreement and Other Agreements have been duly authorized by all necessary corporate action (as applicable) and proceedings on the part of all such parties (other than the Company); the Purchase Agreement and Other Agreements have been duly executed and delivered by all such parties (other than the Company) and constitute the valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms; the respective terms and provisions of the Purchase Agreement and Other Agreements do not, and the execution, delivery and performance of its obligations thereunder by each of such parties (other than the Company) will not, violate the articles or certificate of incorporation or other charter document, document of organization or bylaws of any such party or any law, order or decree of any court, administrative agency or other governmental authority binding on any such party, or result in a breach of or cause a default under any contract or indenture to which it is a party or by which it is bound.

     2. The qualification of any opinion or statement herein by the use of the words "counsel's knowledge" or "our knowledge" or words to similar effect means that during the course of our representation of the Company in connection with the transactions contemplated by the Purchase Agreement, Other Agreements or other matter to which such phrase matters, no information has come to the attention of any attorney in this firm involved in such transactions which would give such attorney current actual knowledge of the existence of facts, opinions or conclusions so qualified.

     3. We call to your attention that (a) the Company's common stock has traded at prices below $1.00 per share, (b) the Company is subject to a contingent liability relating to sales of common stock to Ballsbridge, Ltd. as described in Section 3.6 of the Disclosure Schedule, and (c) the Company's registration statement pursuant to the Registration Rights Agreement must be declared effective by the SEC:

     4. Our opinions are subject to limitations imposed by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally. Our opinions are also subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). In addition, a court may refuse to enforce a provision of the Purchase Agreement or Other Agreements if it deems such provision to violate public policy, including any provision indemnifying a party against liability for its own wrongful or negligent acts or for securities law violations.

     5. Whenever we have stated that we have assumed any matter, it is intended to indicate that we have assumed such matter without making any factual, legal or other inquiry or investigations, and without expressing any opinion or conclusion of any kind concerning such matter. However, we do not have actual knowledge of any facts or circumstances which would cause us to questions the validity of any such assumption.

     6. We are members of the bar of the State of Illinois. We render no opinion herein as to matters involving laws of any jurisdiction other than the State of Illinois, the federal laws of the United States and the Nevada General Corporation Law.

     7. This opinion is limited to present laws and to the facts and agreements as they presently exist. We assume no obligation to revise or supplement this opinion should the present laws of any jurisdiction be changed through legislative action, judicial decision or otherwise, or should the facts change.

     8. This opinion is rendered solely for the Purchasers' information in connection with the transactions described in the Purchase Agreement and may not in whole or in part be used or relied upon by any other person (except the Purchasers) or in any other context or for any other purpose. This opinion may not in whole or in part be circulated, quoted or referred to nor may copies of it be delivered to any other person without our prior written consent.


                                        Very truly yours,


                                        Grippo & Elden

                 EXHIBIT F to the Common Stock Purchase Agreement
                                 (SECTION 5.2.7)
                       FORM OF NON-COMPETITION AGREEMENTS


None.

                 EXHIBIT G to the Common Stock Purchase Agreement
                                (SECTION 5.2.18)
                          REGISTRATION RIGHTS AGREEMENT


See Exhibit D to the proxy statement.

                 EXHIBIT I to the Common Stock Purchase Agreement
                                  (SECTION 1.1)
                                     SHARES

PURCHASER                          INVESTMENT AMOUNT
---------                          -----------------
Mi3                                  $    750,0000

Oxford BioScience Partners           $  12,000,000

New England Venture Fund             $   1,500,000

Tannebaum LLC                        $   2,000,000

            DISCLOSURE SCHEDULE to the Common Stock Purchase Agreement

SECTION 3.1:  ORGANIZATION; AMENDED ARTICLES
No exceptions.

SECTION 3.2:  CORPORATE POWER
No exceptions, except as disclosed in Schedule 3.6 below.

SECTION 3.3:  AUTHORIZATION

Under NASD rules, the issuance of the Common Stock contemplated by the Common Stock Purchase Agreement must be approved by the Company's stockholders.

SECTION 3.4:  CAPITALIZATION

See attached Capitalization Table.

In addition to the information presented in the Capitalization Table:

(i) Subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company.

     1. The following warrants have been granted by the Company and remain outstanding to date:

NAME                             WARRANTS*           GRANT DATE           EXPIRATION         EXERCISE
                                                                                             PRICE
-----------------------------------------------------------------------------------------------------
Farcap Group, LLC                1,000,000**         Aug. 9, 1999         Aug. 9, 2004       $   9.45
-----------------------------------------------------------------------------------------------------
Elan Pharmaceutical
 Investments II, Ltd.              100,000           Oct. 20, 1999        Oct. 20, 2004      $  21.17
-----------------------------------------------------------------------------------------------------
Al Snyder                           15,000           Jan. 24, 2000        Jan. 24, 2010      $ 15.625
-----------------------------------------------------------------------------------------------------
Gilford Securities Incorporated     32,724           Feb. 11, 2000        Feb. 11, 2005      $  16.88
-----------------------------------------------------------------------------------------------------
Aqua Partners, Inc.                  2,000           Nov. 30, 1999        Nov. 30, 2004      $  16.62
-----------------------------------------------------------------------------------------------------

     *The total amount of warrants granted is 1,149,724; concurrent with the Closing, the total warrants outstanding will be 349,724 reflecting the substitution of a revised Farcap Group warrant.

     **As of the Closing, the Farcap Group, LLC warrant shall be canceled and substituted by a warrant to purchase 200,000 shares (presuming a 1 for 4 reverse split of the Company's common stock) exercisable at the per share purchase price of the Common Stock Purchase Agreement with an expiration date of August 9, 2004.

     2. The following stock option awards have been granted by the Company under its various plans and are currently outstanding:

      NAME               SHARES           GRANT DATE       EXERCISE           TERM            VESTING*          PLAN**
                                                            PRICE
-----------------------------------------------------------------------------------------------------------------------
Lester McKeever           20,000        Aug. 6, 1998      $    13.25        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Daniel Tosteson           10,000        Aug. 6, 1998      $    13.25        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Jay Harkins               10,000        Sept. 4, 1998     $   11.125        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Mark Peterson             20,000        Sept. 4, 1998     $   11.125        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Dan Hamilton              18,000        Sept. 4, 1998     $   11.125        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Harry Morrison            10,000        Nov. 6, 1998      $  15.0625        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Merrill Biel              10,000        Feb. 4, 1999      $    12.75        10 years        5 years           1998
-----------------------------------------------------------------------------------------------------------------------
Taffy Williams         3,000,000        May 17, 2000      $    15.00        10 years        3 years           Executive
-----------------------------------------------------------------------------------------------------------------------
Brooks Boveroux        1,000,000        Aug. 1, 2000      $     8.25        10 years        3 years           Executive
-----------------------------------------------------------------------------------------------------------------------
Josh Fisher                8,000        Sept. 11, 2000    $    6.875        10 years        Immediate         1998
-----------------------------------------------------------------------------------------------------------------------
Dan Hamilton               5,000        Sept. 11, 2000    $    6.875        10 years        Immediate         1998
-----------------------------------------------------------------------------------------------------------------------
Jay Harkins                3,000        Sept. 11, 2000    $    6.875        10 years        Immediate         1998
-----------------------------------------------------------------------------------------------------------------------
Heather Long               2,000        Sept. 11, 2000    $    6.875        10 years        Immediate         1998
-----------------------------------------------------------------------------------------------------------------------
Brooks Boveroux          250,000        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Josh Fisher                3,000        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Gene Golub                30,000        Dec. 1, 2000      $     2.75        10 years        Immediate         1998
-----------------------------------------------------------------------------------------------------------------------
Dan Hamilton               2,500        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Jay Harkins                1,500        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Heather Long               1,000        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Lester McKeever           30,000        Dec. 1, 2000      $     2.75        10 years        Immediate         1998
-----------------------------------------------------------------------------------------------------------------------
Al Snyder                 10,000        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Taffy Williams         1,200,000        Dec. 1, 2000      $     2.75        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Reinhard Koenig          400,000        Jan. 8, 2001      $     2.13        10 years        4 years           2000
-----------------------------------------------------------------------------------------------------------------------
Joanne Blake              50,000        Feb. 16, 2001     $   5.3125        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Ken Sylvester            200,000        Mar. 22, 2001     $   1.9062        10 years        4 years           1998
-----------------------------------------------------------------------------------------------------------------------
Nicholas Lowe, M.D.       30,000        Aug. 9, 2001      $     1.70        10 years        100% at           1998
                                                                                            first
                                                                                            anniversary
                                                                                            (Aug. 9,
                                                                                            2002)
-----------------------------------------------------------------------------------------------------------------------
Joanne Blake              50,000        Dec. 5, 2001      $     1.14        10 years        4 years           2000
-----------------------------------------------------------------------------------------------------------------------
Dan Hamilton              60,000        Dec. 5, 2001      $     1.14        10 years        4 years           2000
-----------------------------------------------------------------------------------------------------------------------
Jay Harkins               20,000        Dec. 5, 2001      $     1.14        10 years        4 years           2000
-----------------------------------------------------------------------------------------------------------------------
Heather Long               5,000        Dec. 5, 2001      $     1.14        10 years        4 years           2000
-----------------------------------------------------------------------------------------------------------------------
Lester McKeever           30,000        Dec. 5, 2001      $     1.14        10 years        100% at           1998
                                                                                            first
                                                                                            anniversary
                                                                                            (Dec 5, 2002)
-----------------------------------------------------------------------------------------------------------------------
Gene Golub                30,000        Dec. 5, 2001      $     1.14        10 years        100% at           1998
                                                                                            first
                                                                                            anniversary
                                                                                            (Dec 5, 2002)
-----------------------------------------------------------------------------------------------------------------------

The total amount of stock option awards outstanding is 6,519,000.

*All options vest immediately upon a change of control which will occur upon consummation of the transactions in the Common Stock Purchase Agreement. As scheduled in the original grant, however, "3 years" means that 33% of each option grant vests on each anniversary of years 1-3; "4 years" means 25% of each option grant vests on each anniversary of years 1-4; and "5 years means 20% of each option grant vests on each anniversary of years 1-5.

** The stock option awards were granted pursuant to the 1998 Long Term Incentive Compensation Plan ("1998"), the 2000 Long Term Incentive Compensation Plan ("2000"), and the Senior Executive Long Term Incentive Compensation Plan ("Executive").

        3. Pursuant to that certain Settlement Agreement and Mutual Release of Claims (the "Settlement Agreement"), dated as of June 13, 2002, by and among Photogen Technologies, Inc., Photogen, Inc., The General Hospital Corporation, d/b/a Massachusetts General Hospital and Gerald L. Wolf, Ph.D., M.D., Dr. Wolf received the following options: (i) an option to purchase up to $300,000 worth of shares of Company common stock determined in accordance with a formula set forth in the Settlement Agreement at an exercise price of twenty cents ($0.20) per share; and (ii) an option to purchase up to 150,000 shares of Company common stock at an exercise price per share equal to the average closing price for the shares over the thirty day trading period immediately preceding the date of the Settlement Agreement.

(ii) Commitment or offer of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company.

        1.  See (i) of this Schedule 3.4.

(iii) Obligation of the Company (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

        1. Series A and B Preferred in-kind dividends pursuant to respective Certificates of Designations, Preferences and Rights, as amended, and as supplemented by agreements to adjust conversion prices disclosed in the Capital Structure table below.

        2. The Company expects to enter into a Separation Agreement by and among Craig Dees, Ph.D. and Dees Family Foundation, Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott,

            Ph.D. and Scott Family Limited Partnership, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik and Smolik Family LLP, Photogen Technologies, Inc., Photogen, Inc., Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC, whereby the Company shall redeem 20,548,435 shares of the Company held by Drs. Dees, Wachter, Scott, Fisher and Smolik as the record and beneficial owners in exchange for all of the shares of the Company's wholly owned subsidiary, Photogen, Inc.

        3. The Company is subject to a contingent liability in the amount of $650,000 relating to shares issued to Ballsbridge Ltd. pursuant to the Company's Form S-3. See Schedule 3.6 below. This is also relevant to the sixth sentence of Section 3.4.

(iv) Restrictions on the transfer of the Company's capital stock other than those arising from securities laws or contemplated by this Agreement and the other Financing Documents.

        1. None, except for that certain Agreement entered into as of May 9, 2001 by and among Photogen Technologies, Inc., Photogen, Inc. and the following individuals: Timothy Scott, John Smolik, Eric Wachter, Craig Dees, Walter Fisher, Theodore Tannebaum and Robert Weinstein, M.D. (the "Lockup Agreement").

Voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company, whether or not the Company is a party thereto (other than the Voting, Drag-Along and Right of First Refusal Agreement).

        1.  The Lockup Agreement set forth in (iv) of this Schedule 3.4.

        2. Amended and Restated Voting Agreement entered into as of the 4th day of September, 2001, by and among Eric A. Wachter, Ph.D. (individually and as sole Trustee of the Eric A. Wachter 1998 Charitable Remainder Trust), Craig Dees, Ph.D. (individually and as Director of the Dees Family Foundation), Walter G. Fisher, Ph.D. (individually, as General Partner of the Fisher Family Investment Limited Partnership, and as Sole Trustee of the Walt Fisher 1998 Charitable Remainder Unitrust), Tim Scott, Ph.D. (individually and as General Partner of Scott Family Investment Limited Partnership, John Smolik (individually and as General Partner of the Smolik Family, L.P.), Robert J. Weinstein, M.D. (individually and as a General Partner of W.F. Investments Enterprises, Limited Partnership, as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust), and Theodore Tannebaum (individually and as Trustee of the Theodore Tannebaum Trust), and joined into by Photogen Technologies, Inc. as stockholder of Photogen, Inc.

        3. Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock (filed as Exhibit 3.5 to the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999).

        4. Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (filed as Exhibit 3 to the Company's Current Report on Form 8-K dated February 18, 2000).

                                CAPITAL STRUCTURE
                               AS AT JUNE 30, 2002

                                                               ACTUAL                                  PRO FORMA
                                          AMOUNT OR         COMMON STOCK          FULLY DILUTED      COMMON STOCK     FULLY DILUTED
                                          SHARES (1)      & EQUIVALENTS (2)          PERCENT       & EQUIVALENTS (3)     PERCENT
                                         -----------      -----------------       -------------    -----------------  -------------
LONG TERM DEBT
Elan                                     $ 3,043,775                169,098                 0.3%

SERIES A PREFERRED STOCK
Elan                                       14,464.28                683,244                 1.3%           4,821,427            4.8%

SERIES B PREFERRED STOCK
Series B Stockholders                     389,130.82                563,084                 1.1%

STOCK OPTIONS (SHARES RESERVED)
    1998 Plan                                                     1,995,500                                1,995,500
    2000 Plan                                                     2,000,000                                2,000,000
    2000 Senior Plan                                              5,000,000                                5,000,000
    Additional options - financing                                        0                               11,173,500
                                                          -----------------                        -----------------
TOTAL OPTION POOL (4)                                             8,995,500                17.7%          20,169,000           20.0%

STOCK WARRANTS AND OPTIONS(5)                                     1,466,391                 2.9%           1,466,391            1.5%

COMMON STOCK
FOUNDERS (6)
Craig Dees                                                        4,021,667                 7.9%                   0            0.0%
Walter Fisher                                                     3,994,167                 7.9%                   0            0.0%
Timothy Scott                                                     4,007,667                 7.9%                   0            0.0%
Eric Wachter                                                      4,524,667                 8.9%                   0            0.0%
John Smolik                                                       4,000,267                 7.9%                   0            0.0%

DIRECTORS & OFFICERS
Tannebaum LLC                                                     4,116,921                 8.1%           4,116,921            4.1%
Robert J. Weinstein                                               3,449,421                 6.8%           3,449,421            3.4%
Eugene Golub                                                         32,000                 0.1%              32,000            0.0%
Lester McKeever                                                      32,000                 0.1%              32,000            0.0%
Taffy J. Williams                                                    17,000                 0.0%              17,000            0.0%
Reinhard Koenig                                                       6,000                 0.0%               6,000            0.0%

CORPORATE INVESTMENTS
Alliance Pharmaceutical Corp. (7)                                    42,328                 0.1%              42,328            0.0%
Elan                                                              1,224,964                 2.4%           1,224,964            1.2%

INSTITUTIONS
Isosceles Fund Limited                                              196,978                 0.4%             196,978            0.2%
Ballsbridge Finance Limited (8)                                     498,508                 1.0%             498,508            0.5%

OTHER GREATER THAN 5% SHAREHOLDERS
Stuart Levine                                                     3,289,621                 6.5%           3,289,621            3.3%

OTHER SHAREHOLDERS                                                5,388,122                10.6%           5,388,122            5.3%

SHARES FROM LONG TERM DEBT CONVERSION                                                                        507,293            0.5%

SHARES FROM SERIES B PREFERRED STOCK CONVERSION                                                            1,653,806            1.6%

INSTITUTIONAL FINANCING (9)                                                                 0.0%          54,166,667           53.6%
                                                          -----------------       -------------    -----------------  -------------

TOTAL COMMON STOCK OUTSTANDING                                   38,842,298                               74,621,628
                                                          =================                        =================

TOTAL FULLY DILUTED COMMON STOCK & EQUIVALENTS                   50,719,614               100.0%         101,078,446          100.0%
                                                          =================       =============    =================  =============

1.  Balances, including accrued interest and dividends, at June 30, 2002
2.  Common stock equivalents based
on conversion of:

    Elan debt at $18.00 per share

    Series A Preferred at $21.17 per share

    Series B Preferred at 1.44703 conversion factor

3.  Common stock equivalents based on conversion of:

    Elan debt at $6.00 per share

    Series A Preferred at $3.00 per share

    Series B Preferred at 4.25 conversion factor

4.  6,519,000 options outstanding at June 30, 2002

5.  Stock warrants:
    Include net options granted to Dr. Wolf pursuant to Settlement Agreement Reflect exchange of warrant to Farcap Group from 1,000,000 to 200,000 shares

6.  Founders shares are locked up through May, 2004

7.  In August 2001, Alliance filed a Form 144 to sell shares owned by them

8. Ballsbridge is a sister company to Isosceles; these shares are subject to recission

9. Pro-forma for $16.25 MM new capital @$0.30 per share

SECTION 3.5: SUBSIDIARIES

        1. Photogen, Inc. is a wholly-owned subsidiary of the Company. Upon the closing of that certain Separation Agreement expected to be completed contemporaneously with the closing of the Common Stock Purchase Agreement, the Company will no longer hold an equity interest in Photogen, Inc. and Photogen, Inc. will no longer be a subsidiary of the Company.

        2. Sentigen, Ltd. is an 80.1% owned subsidiary of the Company and the vehicle for a joint venture with units of Elan Corporation plc.

SECTION 3.6: SEC FILINGS; BUSINESS

        1. Letter, dated June 5, 2002, from Company's counsel (Grippo & Elden) to the Securities and Exchange Commission regarding the Company's sales of securities under the Form S-3 Registration Statement (File No. 333-46394).

        2. Letter, dated June 27, 2002, from the Securities and Exchange Commission to Company's counsel (Grippo & Elden) regarding the Company's sales of securities under the Form S-3 Registration Statement (File No. 333-46394).

        3. Letter, dated July 3, 2002, from Company's counsel (Grippo & Elden) to the Securities and Exchange Commission describing the Company's compliance with the tasks set forth in the June 27, 2002 letter (item 2 above).

        4. On or about July 11, 2002, Company's counsel received verbal approval from the SEC to proceed with the matters in item number 3. The Company intends to make comparable revisions to its Form 110-Q for the quarter ended March 31, 2002.

        5. In connection with the SEC's investigation of Elan, the Company received a subpoena from the SEC for documents relating to the joint venture with Elan in connection with inquiries the SEC was making about Elan. The Company responded to the subpoena and has heard nothing further from the SEC concerning this matter.

        6. On July 25, 2002, the Company filed a post-effective amendment to its Form S-3 registration de-registering all unsold shares thereunder.

        7.  See also Schedule 3.22 regarding AmeriCal Securities, Inc.

SECTION 3.7: NO MATERIAL ADVERSE CHANGE

(a) The Company is currently operating at a loss and such losses are funded by a $2.5 million secured line of credit from Tannebaum LLC.

Pursuant to that certain Settlement Agreement and Mutual Release of Claims (the "Settlement Agreement"), dated as of June 13, 2002 by and among Photogen Technologies, Inc., Photogen, Inc., The General Hospital Corporation, d/b/a Massachusetts General Hospital and Gerald L. Wolf, Ph.D., M.D., the Company paid $150,000 in cash and granted various stock options to Dr. Wolf.

(b) Contemporaneous with the closing of the Common Stock Purchase Agreement, the Company expects to have completed the split off of its therapeutic business to five founders in exchange for 100% (20,548,435 shares) of the shares of Common Stock of the Company owned or controlled by such founders.

Contemporaneous with the closing of the Common Stock Purchase Agreement, the Company will have completed the conversion of its Series B Preferred Stock into shares of its Common Stock at a conversion ratio of 4.25 shares of Common Stock for each share of Series B Preferred..

Contemporaneous with the closing of the Common Stock Purchase Agreement, the Company will have completed the conversion of borrowings under the Convertible Promissory Note to Elan into shares of its Common Stock at $6.00 per share; and the Series A Preferred conversion price will be reduced to $3.00 per share and the liquidation reference eliminated..

Pursuant to the Settlement Agreement (as defined in item (a) above), Dr. Wolf received the following options: (i) an option to purchase up to the number of shares of Company common stock determined in accordance with a formula set forth in the Settlement Agreement at an exercise price of twenty cents ($0.20) per share; and (ii) an option to purchase up to 150,000 shares of Company common stock at an exercise price per share equal to the average closing price for the shares over the thirty day trading period immediately preceding the date of the Settlement Agreement.

Pursuant to the Certificate of Designations for the Company's Series A Preferred Stock, the Company has and expects to continue to declare a mandatory semi-annual in-kind dividend (payable April 20 and October 20) equal to 7.0% of the outstanding shares of the Series A Preferred Stock.

(c) None.

(d) None.

(e) Contemporaneous with the closing of the Common Stock Purchase Agreement, Elan Pharma International Ltd. ("Elan") will convert the outstanding principal and interest of its line of credit to the Company in exchange for shares of Common Stock of the Company.

As contemplated by the closing of the Common Stock Purchase Agreement, the outstanding borrowings (including principal up to two million dollars ($2,000,000) and accrued interest) under the Company's secured line of credit from Tannebaum LLC will be converted into Common Stock of the Company and the note will have been canceled.

See items (a) and (b) of this Schedule 3.7 for disclosures regarding the Settlement Agreement.

(f) Changes to the Company's Series A Preferred Stock as described in the attached letter agreement between an Elan affiliate and the Company.

Termination of the following agreements: (i) Letter Agreement between the Company and AmeriCal Securities, Inc., dated March 25, 2002, regarding business development; and (ii) Letter Agreement between the Company and AmeriCal Securities, Inc., dated March 25, 2002, regarding raising of capital. See
Schedule 3.22 below.

(g) None.

(h) See items (a) and (b) of this Schedule 3.7 for disclosures regarding the Settlement Agreement and Separation Agreement.

(i) None (other than pursuant to the Separation Agreement).

(j) None.

(k) None.

SECTION 3.8: FINANCIAL STATEMENTS

        1. Litigation was resolved pursuant to that certain Settlement Agreement and Mutual Release of Claims (the "Settlement Agreement"), dated as of June 13, 2002, by and among Photogen Technologies, Inc., Photogen, Inc., The General Hospital Corporation, d/b/a Massachusetts General Hospital and Gerald L. Wolf, Ph.D., M.D. Subject to the valuation of certain stock options granted to Dr. Wolf under the Settlement Agreement, (the impact of which is expected to require a non-cash increment to the financial provision the Company has established regarding this litigation), the Company has made disclosure and financial provision in its SEC Filings for the expected cost of this settlement.

        2. Contingent liability regarding certain sales of Common Stock of the Company to Ballsbridge Finance Limited. See Schedule 3.6

SECTION 3.9: CONTRACTS AND COMMITMENTS

(i)   The Company has entered into the following agreements.

        1. UCC-1 Financing Statement No. 2002015141-1 filed by Tannebaum, LLC, as secured party, with the Secretary of State of Nevada on June 11, 2002 against the assets of Photogen Technologies, Inc. and Photogen, Inc., as debtors, in connection with the line of credit.

        2. The Company expects to enter into a Separation Agreement (the "Separation Agreement") by and among the following: Craig Dees, Ph.D. and Dees Family Foundation, Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott, Ph.D. and Scott Family Investment Limited Partnership, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik and Smolik Family LLP, Photogen Technologies, Inc. ("Technologies"), Photogen, Inc. ("Photogen"), Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (note that pursuant to the Separation Agreement non-competition agreements shall be executed to effect the following: (i) Photogen and Drs. Dees, Wachter, Scott, Fisher and Mr. Smolik shall not develop or sublicense technologies that are a part of the therapeutic business of Technologies for diagnostic x-ray purposes or adversely affect the development of N1177 or PH-50; and (ii) Technologies shall not develop or sublicense non-nanoparticulate PH-10 or adversely affect the development of PH-10).

(ii)  See item (i) of this Schedule 3.9.

(iii) No exceptions.

SECTION 3.10: PROPRIETARY RIGHTS, EMPLOYEE RESTRICTIONS

1. The Company's Intellectual Property Rights are listed in Schedules A and B of the Separation Agreement.

2. The Company expects to enter into a License Agreement and a Noncompetition Agreement, each between Photogen, Inc. and the Company in connection with the anticipated separation transaction. Forms of these agreements are attached as exhibits to the Separation Agreement.

3. License Agreement dated as of September 30, 1999 between The General Hospital Corporation d/b/a Massachusetts General Hospital and Photogen, Inc. (recently assigned to Photogen Technologies, Inc.).

4. License Agreement dated October 20, 1999 between Photogen Technologies, Inc, Photogen Newco Ltd. (n/k/a Sentigen Ltd.) and Elan Pharma International Limited. (Filed as Exhibit 10.13 to the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999).

SECTION 3.11: LITIGATION; COMPLIANCE WITH LAW
No exceptions, except for the matters disclosed in Schedule 3.6 above.

SECTION 3.12: LEASEHOLD INTERESTS
No exceptions.

SECTION 3.13: INSURANCE
No exceptions.

SECTION 3.14:  LOANS AND ADVANCES

        1. Loan and Security Agreement between Photogen Technologies, Inc., Photogen, Inc. and Tannebaum, LLC, dated April 8, 2002.

        2. Revolving Promissory Note (Secured) between Photogen Technologies, Inc., Photogen, Inc. and Tannebaum, LLC, dated April 8, 2002.

        3. Advance of $60,000 to the founding stockholders by the Company to be repaid as part of the split off transaction.


SECTION 3.15: ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF OTHER PERSONS

The Company is a guarantor of an Equipment Lease between Picker Financial Group, L.L.C. ("Picker") and Photogen, Inc., dated October 25, 1999, with aggregate remaining lease payments of $622,710 due thereunder. The Company has $230,500 on deposit with Picker to partially cover this obligation. Pursuant to the Separation Agreement, the Company assumes all liability under this lease.

SECTION 3.16: GOVERNMENTAL APPROVALS

The Company must comply with the comments of the Securities and Exchange Commission ("SEC"), if any, with regard to the Company's preliminary proxy statement.

SECTION 3.17:  TAX MATTERS

See Section 6.2 of the Separation Agreement which provides that the Company shall receive written advice from BDO Seidman that, if the corporate separation is not tax free to the Company under Section 355 of the Internal Revenue Code of 1986, as amended, that the resulting tax would not exceed the amount of the Company's current net operating losses which would be eligible to offset such tax.

SECTION 3.18: TITLE TO PROPERTIES

UCC-1 Financing Statement No. 2002015141-1 filed by Tannebaum, LLC, as secured party, with the Secretary of State of Nevada on June 11, 2002 against the assets of Photogen Technologies, Inc. and Photogen, Inc., as debtors, in connection with the line of credit, which shall be terminated immediately prior to or contemporaneous with the closing of the Common Stock Purchase Agreement.

SECTION 3.19: LABOR DISPUTES
No exceptions.

SECTION 3.20: ENVIRONMENTAL MATTERS
No exceptions.

SECTION 3.21: COMPLIANCE WITH NASDAQ CONTINUED LISTING REQUIREMENTS

Although the price of the Company's Common Stock has recently traded below $1.00 on various occasions, it has not done so for any period of thirty consecutive days. The Company has not received any notice of delisting of its Common Stock and believes that it complies with all continued listing requirements of the Nasdaq SmallCap Market.

SECTION 3.22: BROKERS

AmeriCal Securities, Inc. agreements:

   1. Letter Agreement between the Company and AmeriCal Securities, Inc., dated March 25, 2002, regarding business development.

   2. Letter Agreement between the Company and AmeriCal Securities, Inc., dated March 25, 2002, regarding raising of capital.

   3. Letter, dated April 17, 2002, from the Company to AmeriCal Securities, Inc. terminating the Letter Agreements referenced in Items 1 and 2 of this
      Schedule 3.22.

   4. Letter from AmeriCal Securities, Inc. responding to April 17, 2002 letter.

SECTION 3.23:  NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION
No exceptions.

SECTION 3.24:  NO INTEGRATED OFFERING
No exceptions; however, in the course of filing its preliminary proxy materials, the Company plans to raise with the SEC the issue of integration between the private placement to the Purchasers and the shareholder offering to confirm that the Staff would not view the two offerings as integrated.

SECTION 3.25: TRANSACTIONS WITH AFFILIATES

1. Stuart P. Levine is the direct beneficial holder of 3,289,621 shares of Common Stock (approximately 8.8% of the outstanding Common Stock) and, along with Dr. Weinstein, may be deemed to control 4,116,921 shares held by Tannebaum, LLC. As disclosed in the SEC Filings, the Company has entered into a secured line of credit with Tannebaum LLC.

2. The Company expects to enter into a Separation Agreement (the "Separation Agreement") by and among the following: Craig Dees, Ph.D. and Dees Family Foundation, Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott, Ph.D. and Scott Family Investment Limited Partnership, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik and Smolik Family LLP, Photogen Technologies, Inc. ("Technologies"), Photogen, Inc. ("Photogen"), Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (note that pursuant to the Separation Agreement non-competition agreements shall be executed to effect the following: (i) Photogen and Drs. Dees, Wachter, Scott, Fisher and Mr. Smolik shall not develop or sublicense technologies that are a part of the therapeutic business of Technologies for diagnostic x-ray purposes or adversely affect the development of N1177 or PH-50; and (ii) Technologies shall not develop or sublicense non-nanoparticulate PH-10 or adversely affect the development of PH-10).

SECTION 3.26: QUESTIONABLE PAYMENTS
No exceptions.

SECTION 3.27:  INFORMATION SUPPLIED TO PURCHASERS
No exceptions.

                                                                      Exhibit D

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of this ___ day of July, 2002 by and among Photogen Technologies, Inc., a Delaware corporation (the "Company"), and the "Purchasers" named in that certain Common Stock Purchase Agreement, of even date herewith, by and among the Company and the Purchasers (the "Purchase Agreement").

     The parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

     "Agreement" has the meaning ascribed thereto in the preamble hereof.

     "Allowed Delay" has the meaning ascribed thereto in Section 2(c)(ii) hereof.

     "Availability Date" has the meaning ascribed thereto in Section 3(k) hereof.

     "Blackout Period" has the meaning ascribed thereto in Section 2(c)(i) hereof.

     "Blue Sky Application" has the meaning ascribed thereto in Section 6(a) hereof.

     "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

     "Closing Date" has the meaning ascribed thereto in Section 2(a) hereof.

     "Closing Price" as of any date means (a) the closing bid price of one share of Common Stock as reported on The Nasdaq SmallCap Market ("Nasdaq") on such date, (b) if no closing bid price is available, the average of the high bid and the low asked price quoted on Nasdaq on such date, or (c) if the shares of Common Stock are not then quoted on Nasdaq, the value of one share of Common Stock on such date as shall be determined in good faith by the Board of Directors of the Company and the Purchasers, provided, that if the Board of Directors of the Company and the Purchasers are unable to agree upon the value of a share of Common Stock pursuant to this subpart (c), the Company and the Purchasers shall jointly select an appraiser who is experienced in such matters to determine the Closing Price. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne one half by the Company and one half by the Purchasers.

     "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

     "Company" has the meaning ascribed thereto in the preamble hereof.

     "Nasdaq" has the meaning ascribed thereto in the definition of Closing Price above.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Purchasers" shall mean the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Registrable Securities.

     "Purchase Agreement" has the meaning ascribed thereto in the preamble hereof.

     "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

     "Registrable Securities" shall mean the shares of Common Stock issuable (i) pursuant to the Purchase Agreement and (ii) pursuant to the provisions of Sections 2(a) and 2(c) below, and any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for sale by the Purchasers pursuant to Rule 144(k).

     "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "SEC" means the U.S. Securities and Exchange Commission.

     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.   Registration.

     (a) Registration Statements. Promptly following the closing of the purchase and sale of shares of Common Stock contemplated by the Purchase Agreement (the "Closing Date") (but no later than forty-five (45) days thereafter), the Company shall prepare and file with the SEC one Registration Statement on Form S-1 covering the resale of the Registrable Securities in an amount equal to the number of shares of Common Stock issued to the Purchasers on the Closing Date. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its reasonable best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel prior to its filing or other submission.
If a Registration Statement covering the Registrable Securities is not filed with the SEC within forty-five (45) days of the Closing Date, the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount paid by such Purchaser on the Closing Date to the Company for any 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities. Such payment shall be made to each Purchaser in additional fully paid and non-assessable shares of Common Stock not later than three Business Days following the end of any 30-day period. For this purpose, each share of Common Stock shall be deemed to have a value equal to the arithmetic mean of the Closing Prices for the ten (10) trading days beginning twenty (20) trading days prior to the issuance of such shares.

     (b) Expenses. The Company will pay all expenses associated with each registration hereunder, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees and the Purchasers' reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

     (C)  Effectiveness.

          (i) The Company shall use all commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. If a Registration Statement covering the Registrable Securities is not declared effective by the SEC within sixty (60) days after the initial filing of the Registration Statement (or ninety (90) days after the initial filing of the Registration Statement if it is reviewed by the SEC), as such period may be extended by Mi3 (as defined in the Purchase Agreement and on behalf of the Purchasers) in its reasonable discretion for good cause, then the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Purchaser in the shares of Common Stock for any 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the "Blackout Period"). Such payments shall be in partial compensation to the Purchasers, and shall not constitute the Purchasers' exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the

Blackout Period until the termination of the Blackout Period. Such payment shall be made to each Purchaser in additional fully paid and non-assessable shares of Common Stock. Each share of Common Stock shall be deemed to have a value equal to the arithmetic mean of the Closing Prices for the ten (10) trading days beginning twenty (20) trading days prior to the issuance of such shares.

          (ii) For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and
(b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

     (d) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Purchasers.

3. Company Obligations. The Company will use all commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

     (a) use all commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k);

     (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) hereof and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

     (c) provide copies to and permit counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

     (d) furnish to the Purchasers and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;

     (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

     (f) if required by the underwriter, or if any Purchaser is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (including any Purchaser deemed to be an underwriter), (i) (a) in the case of an underwritten offering, an opinion, dated as of the closing date of the sale of Registrable Securities to the underwriters, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Purchasers participating in such underwritten offering or (b) in the case of an "at the market" offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Purchasers, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in a public offering, addressed to the Purchasers, and (ii) a letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including any Purchaser deemed to be an underwriter);

     (g) use all commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

     (h) prior to any public offering of Registrable Securities, use all commercially reasonable efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

     (i) use all commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

     (j) immediately notify the Purchasers, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the Purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

     (k) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act (for the purpose of this Subsection 3(k), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company), any underwriter participating in any disposition of shares of Common Stock on behalf of the Purchasers pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

     The Company shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

5.   Obligations of the Purchasers.

     (a) Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement.

     (b) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

     (c) In the event the Company, at the request of the Purchasers, determines to engage the services of an underwriter, such Purchaser agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

     (d) Each Purchaser agrees that, upon receipt of any notice from the Company of either (A) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (B) the happening of an event pursuant to Section 3(j) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

     (e) No Purchaser may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Purchaser shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Purchasers shall be several and not joint and limited in the case of any Purchaser, to the proceeds received by such Purchaser from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

6.   Indemnification.

     (a) Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Purchaser's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

     (b) Indemnification by the Purchasers. In connection with any registration pursuant to the terms of this Agreement, each Purchaser will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such separate counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.   Miscellaneous.

     (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Purchaser.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

     (c) Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

     (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of each Purchaser, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Purchasers, after notice duly given by the Company to each Purchaser.

     (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

     (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

     (i) Further Assurances. The parties hereto shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

     (j) Entire Agreement. This Agreement and the Purchase Agreement (and the Exhibits and Schedules annexed thereto) are intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement (and the Exhibits and Schedules annexed thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

     (k) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts located in Boston, Massachusetts for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

                                The Company:

                                PHOTOGEN TECHNOLOGIES, INC.


                                By:
                                    --------------------------------------
                                Name:
                                Title:


                                The Purchasers:

                                MI3 L.P.

                                    By: MI3 Services L.L.C., its General Partner

                                    By:
                                        ----------------------------------------
                                    William D. McPhee, President

                                OXFORD BIOSCIENCE PARTNERS IV L.P.

                                    By: OBP Management IV L.P.

                                    By:
                                        ----------------------------------------
                                    Jonathan J. Fleming - General Partner

                                MRNA Fund II L.P.

                                    By: OBP Management IV L.P.

                                    By:
                                        ----------------------------------------
                                    Jonathan J. Fleming - General Partner

                                NEW ENGLAND PARTNERS CAPITAL, L.P.

                                    By: NEP Capital LLC, its General Partner

                                    By:
                                        ----------------------------------------
                                    John Rousseau, President

                                TANNEBAUM LLC

                                By:
                                    --------------------------------------------
                                Name:
                                Title:

                                                                      Exhibit E

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           PHOTOGEN TECHNOLOGIES, INC.

     We, the undersigned, for the purpose of amending and restating the Restated Articles of Incorporation of Photogen Technologies, Inc. filed May 17, 2000 with the Nevada Secretary of State, and subject to the requirements of Title 7, Chapter 78 of the Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, hereby adopt and make the following Amended and Restated Articles of Incorporation:

     FIRST: The name of the corporation (hereinafter called the "Corporation") is: Photogen Technologies, Inc.

     SECOND: The resident agent of the Corporation within the State of Nevada is The Corporation Trust Company of Nevada, whose address is One East First Street, Reno, Nevada 89501.

     THIRD: The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

     FOURTH:

     (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is one hundred fifty-five million (155,000,000) of which

           (i) one hundred fifty million (150,000,000) shares shall be Common Stock, par value $.001 per share ("Common Stock"), and

           (ii) five million (5,000,000) shares shall be Preferred Stock, par value $.01 per share ("Preferred Stock"), which Preferred Stock may be issued from time to time by the Board of Directors. The Board of Directors is authorized to prescribe the classes, series and the number of each class or series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock. The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of Preferred Stock shall be described in one or more resolutions of the Board of Directors authorizing the issuance of such class or series of Preferred Stock.

     (b) Effective as of the close of business on the date of filing these Amended and Restated Articles of Incorporation with the Nevada Secretary of State (the "Effective Time"), the filing of this Amendment shall effect a reverse split (the "Reverse Split") pursuant to which each four shares of Common Stock, par value $.001 per share, issued and outstanding and held by a single holder, shall be combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $.001 per share. Each stock certificate that prior to the Effective Time represented shares of Common Stock shall, following the Effective Time, represent the number of shares into which the shares of Common Stock represented by such certificate shall be combined as a result of the Reverse Split. The Corporation shall not issue fractional shares or scrip as a result of the Reverse Split, but shall round up to the nearest whole share any fractional share that would otherwise result from the Reverse Split. After the Reverse Split, the number of authorized shares of Common Stock shall continue to be 150,000,000; and the par value of the Common Stock shall be $.001 per share.

     (c) No holder of any of the shares of any class or series of capital stock of the Corporation shall have a preemptive right to acquire unissued shares, treasury shares or securities convertible into or carrying a right to subscribe for or acquire any such shares.

     (d) Any paid-up shares of stock of the Corporation and any shares of stock of the Corporation issued as fully paid-up shall not be assessable or assessed in any manner or for any cause.

     FIFTH:

     (a) The governing board of the Corporation shall be styled as a "Board of Directors," and any member of said Board shall be styled as a "director."

     (b) The authorized number of members constituting the Board of Directors of the Corporation is seven (7).

     (c) All vacancies on the Board of Directors, including those caused by an increase in the number of directors, shall only be filled in the manner provided by the Bylaws.

     SIXTH: The Corporation shall have perpetual existence.

     SEVENTH: The personal liability of the directors to the Corporation or its stockholders is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

     EIGHTH: The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify each person who is or was a director of the Corporation and each person who serves or served at the request of the Corporation as a director of another enterprise. The indemnification provided for herein shall not be deemed exclusive of any other rights to which such person may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. No amendment to or repeal of this Article Eighth shall apply to or have any effect on the rights of any person referred to in this Article Eighth for or with respect to acts or omissions of such person occurring prior to such amendment or repeal. The indemnification provided in this Article Eighth shall continue as to a person who has ceased to be a director and shall inure to the benefit of the heirs, executors and administrators of such person.

     NINTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Restated Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     We, the undersigned President and Secretary, respectively, of the Corporation, hereby certify that the amendment to the Restated Articles of Incorporation of the Corporation was adopted by the holders of at least ______ shares of Common Stock eligible to vote thereon which represents approximately at least _______% of the shares Common Stock of the Corporation eligible to vote thereon; and the amendment to the Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock was approved the sole record and beneficial owner of the Series A Preferred Stock.

     IN WITNESS WHEREOF, we hereby execute these Amended and Restated Articles
of Incorporation on this [   ] day of [      ], 2002.


                                         ---------------------------------------
                                         Taffy Williams, Ph.D., President


                                         ---------------------------------------
                                         Brooks Boveroux, Secretary

STATE OF ILLINOIS   )
                    ) SS.
COUNTY OF COOK      )

On this [   ] day of [    ], 2002, personally appeared before me, a Notary
Public in and for the State and County aforesaid Taffy Williams, Ph.D. and Brooks Boveroux, known to me to be the persons described in and who executed the foregoing Amended and Restated Articles of Incorporation, and who acknowledged to me that they, respectively, executed the same freely and voluntarily and for the uses and purposes therein mentioned.

WITNESS my hand and official seal, the day and year first above written.


---------------------------------------
Notary Public

(Notarial Seal)

                              AMENDED AND RESTATED
               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                           PHOTOGEN TECHNOLOGIES, INC.

     We, the undersigned, for the purpose of amending and restating the Amended and Restated Certificate of Designation, Preferences and Rights of the Series A Preferred Stock of Photogen Technologies, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation") and in accordance with the provisions of Title 7, Chapter 78 of the Nevada Revised Statutes, hereby certify:

     That pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors on ________________, 2002 adopted the following resolution, pursuant to Article FOURTH of the Corporation's Amended and Restated Articles of Incorporation, thereby amending and restating a series of shares of Preferred Stock designated as Series A Preferred Stock:

     "RESOLVED, that pursuant to Article FOURTH of the Corporation's Amended and Restated Articles of Incorporation, the Series A Preferred Stock is hereby amended in its entirety and the Amended and Restated Certificate of Designation, Preferences and Rights of the Series A Preferred Stock, filed on November 5, 1999 with the Secretary of State of Nevada, is hereby amended and restated in its entirety as follows:

     1. DESIGNATION. 12,015 shares of Preferred Stock shall be designated and known as the "Series A Preferred Stock." Such number of shares may be increased or decreased by resolution of the Board of Directors after obtaining the consent of a majority in interest of the holder(s) of the then-outstanding shares of Series A Preferred Stock; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of such shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.   DIVIDEND PROVISIONS.

          (A) From and after the date hereof, when and if the Board of Directors shall declare a dividend or distribution payable with respect to the then-outstanding shares of Common Stock of the Corporation, the holders of the Series A Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of Series A Preferred Stock could then be converted pursuant to Section 4 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

          (B) In addition to Section 2(A) above, each share of Series A Preferred Stock, for a period of six years from the date of first issuance of the Series A Preferred Stock, shall be entitled to receive a mandatory dividend equal to 7.0% per year of the Original Issue Price (as defined below) thereof. Such dividend shall (1) be cumulative and shall compound on a semi-annual basis, the first compounding to commence six months from the date hereof and (2) be payable semi-annually solely by the issuance of additional shares of Series A Preferred Stock, at a price per share equal to the Original Issue Price thereof, and not in cash. Fractional shares of Series A Preferred Stock shall be issuable for purposes hereunder.

     3. NO LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a "Liquidation"), the holders of the Series A Preferred Stock shall not be entitled to receive any liquidation preference, out of the assets of the Corporation legally available for distribution to its shareholder. In the event of any Liquidation, the Series A Preferred shall rank parri passu with the Common Stock in any distribution of the assets of the Corporation to stockholders in their capacities as such.

     4. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights, through and including the Conversion Termination Date (as defined below), as follows (the "Conversion Rights"):

          (A)  RIGHT TO CONVERT.

               (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time that is two years after the issuance thereof, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) the sum of the Original Issue Price of such share of Series A Preferred Stock (including all shares issued as dividends thereon) and all accrued and unpaid dividends thereon by (y) the Series A Conversion Price (as defined below). The "Series A Conversion Price" shall initially be $3.00 and shall be subject to adjustment as set forth below in this Section 4(a); provided, however, that the Series A Conversion Price shall not exceed $3.00.

               (ii) Before any holder of Series A Preferred Stock shall be entitled to convert such shares into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as set forth above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

               (iii) In the event the Corporation should at any time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof) or with payment that is less than the then-market price of the Common Stock (including, in the case of Common Stock Equivalents, on an as-converted basis) then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of (a) shares of Common Stock outstanding and (b) those issuable with respect to such Common Stock Equivalents, with the number of shares issuable with respect to Common Stock Equivalents determined from time to time as provided in Section 4(a)(v) below.

               (iv) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series A Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

               (v)    The following provisions shall apply for purposes of this
Section 4(a):

                      (a) The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Common Stock Equivalents were issued.

                      (b) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                      (c) Upon the termination or expiration of the convertibility or exercisability of any such Common Stock Equivalents, the Series A Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

          5. EXCHANGE RIGHT. Provided that (a) all shares of Series A Preferred Stock initially issued and sold by the Corporation to Elan International Services, Ltd. or its successors and assigns ("EIS") have not been converted and (b) the Exchange Termination Date (as defined below) shall not have occurred, the holders of the Series A Preferred Stock (acting by act of the majority holders thereof) shall have the right to exchange all of their shares of Series A Preferred Stock (the "Exchange Right") of the Corporation for such number of shares of Common Shares (as adjusted for any combinations or divisions or similar recapitalizations) of Sentigen, Ltd., a Bermuda exempted limited liability company ("Sentigen") held by the Corporation, so that, after giving effect to the exercise of the Exchange Right, EIS and the Corporation will each hold 50% of the total outstanding share capital of Sentigen assuming that neither EIS nor the Corporation has sold any shares of Sentigen; provided, that if EIS exercises the Exchange Right prior to a date that is three years after the date hereof, the Corporation shall deliver to Sentigen for exchange the number of Common Shares of Sentigen that would otherwise be delivered to EIS pursuant to this Section 5, and EIS shall receive from Sentigen, upon the exchange of such Common Shares, a number of shares of a newly-created non-voting convertible preferred stock of Sentigen equal to such number of Common Shares delivered to Sentigen by the Corporation. Such non-voting preferred stock shall be convertible into Common Shares of Sentigen on a one-for-one basis at any time after such three-year period. Upon exercise of the Exchange Right, the shares of Series A Preferred Stock originally purchased from the Corporation, but not including any of the accrued and unpaid dividends thereon, shall be canceled and shall no longer be entitled to any rights in the Corporation. If any shares of the Series A Preferred Stock are converted pursuant to Section 4(a), to shares of Common Stock, the Exchange Right with respect to the shares of Series A Preferred Stock originally purchased from the Corporation, but not including any of the accrued and unpaid dividends thereon, shall be canceled and shall no longer be entitled to any rights in the Corporation. In order to exercise the Exchange Right, the holders shall provide written notice thereof to the Corporation, setting forth (a) the fact that such holders intend to exercise the Exchange Right, and (b) the proposed date for such exercise (the "Exercise Date"), which shall be between 10 and 30 days after the date of such notice, provided, however, that if the Corporation shall deliver the holders a written request to delay the date for such exercise by no more than 45 days, the Exercise Date will be as set forth in that request. During the period after the receipt of such written request, and before the Exercise Date, the holders shall negotiate with the Corporation in good faith an alternative mechanism for the transfer of the Common Shares or Preferred Stock of Sentigen that will reduce the Corporation's tax liability, provided that the holders shall not be required to agree to any transaction which is financially disadvantageous to them. On the Exercise Date, (y) the holders shall tender their shares of Series A Preferred Stock to the Corporation for cancellation, and (z) the Corporation shall cause to be delivered to EIS, acting on behalf of such holders, such shares of Sentigen. The holders and the

Corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.

          6.   TERMINATION DATE.

               (A) The rights of the holders to convert the shares of Series A Preferred Stock into shares of Common Stock, shall terminate and be of no further force and effect on the date that is six years after the date of the first issuance of any shares of Series A Preferred Stock hereunder (the "Conversion Termination Date").

               (B) The rights of the holders to exercise the Exchange Right shall terminate and be of no further force and effect on the date that is six years after the date of the first issuance of any shares of the Series A Preferred Stock hereunder (the "Exchange Termination Date").

          7. OTHER DISTRIBUTIONS. On or prior to the Conversion Termination Date, in the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4, then, in each such case for the purpose of this
Section 7, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

          8. RECAPITALIZATIONS. On or prior to the Conversion Termination Date, if at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets provided for in Section 3 or Section 4 hereof) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of Section 4 (including adjustment of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          9. NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Series A Conversion Rights and Exchange Right of the holders of the Series A Preferred Stock against impairment.

          10.  NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

               (A) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the aggregate number of shares of Series A Preferred Stock each holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable to each such holder upon such conversion. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (B) Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

          11. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock that shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock not otherwise reserved for issuance shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series A Preferred Stock, the Corporation will take such corporate action that may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to its Articles of Incorporation.

          12. NOTICES. Any notice required by the provisions hereof to be given to the holders of shares of Series A Preferred Stock shall be deemed given on the date of service if served personally on the party to whom notice is to be given, or on the date of transmittal of services by facsimile transmission to the party to whom notice is to be given, and addressed to each holder of record at his address appearing on the books of the Corporation.

          13. VOTING RIGHTS. Subject to Section 14 below, holders of Series A Preferred Stock shall not be entitled to vote, including with respect to the election of directors of the Corporation.

          14. PROTECTIVE PROVISIONS. Subject to the rights of any series of preferred stock that may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting separately as a series:

               (A) amend its Restated Articles of Incorporation so as to affect adversely the shares of Series A Preferred Stock or any holder thereof (including by creating any additional classes or series of preferred stock with a liquidation preference senior to or PARI PASSU with the Series A Preferred Stock); or

               (B) change the rights of the holders of the Series A Preferred Stock in any other respect.

          15. STATUS OF CONVERTED STOCK. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 or exchanged pursuant to Section 5 hereof, the shares so converted or exchanged shall be canceled and shall not be reissuable by the Corporation. The Restated Articles of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

          IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock to be duly executed by its President and duly attested to by its Secretary as of ___________________, 2002.


                                         ---------------------------------------
                                         Taffy  Williams, Ph.D., President


                                         ---------------------------------------
                                         Brooks Boveroux, Secretary

STATE OF ____________       )
                            ) SS.
COUNTY OF ___________       )

          On this ____ day of __________, 2002, personally appeared before me, a Notary Public in and for the State and County aforesaid, Taffy J. Williams, Ph.D., known to me to be the person described in and did say that he is the President of Photogen Technologies, Inc., a Nevada corporation, and that the foregoing Amended and Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock was signed on behalf of said corporation by authority of its board of directors, and acknowledged to me that said instrument to be the free act and deed of said corporation.

          WITNESS my hand and official seal, the day and year first above written.

                                         ------------------------------------
                                         Notary Public

(Notarial Seal)

STATE OF ____________       )
                            ) SS.
COUNTY OF ___________       )

          On this ____ day of __________, 2002, personally appeared before me, a Notary Public in and for the State and County aforesaid, Brooks Boveroux, known to me to be the person described in and did say that he is the Secretary of Photogen Technologies, Inc., a Nevada corporation, and that the foregoing Amended and Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock was signed on behalf of said corporation by authority of its board of directors, and acknowledged to me that said instrument to be the free act and deed of said corporation.

          WITNESS my hand and official seal, the day and year first above written.

                                         ------------------------------------
                                         Notary Public

(Notarial Seal)

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                           PHOTOGEN TECHNOLOGIES, INC.

          We, the undersigned, for the purpose of terminating the Certificate of Designation, Preferences and Rights of the Series B Convertible Preferred Stock of Photogen Technologies, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation") and in accordance with the provisions of Title 7, Chapter 78 of the Nevada Revised Statutes, hereby certify:

          That pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors on ________________, 2002 adopted the following resolution, pursuant to Article FOURTH of the Corporation's Amended and Restated Articles of Incorporation, thereby canceling one series of shares of Preferred Stock designated as Series B Convertible Preferred Stock:

          "RESOLVED, that pursuant to Article FOURTH of the Corporation's Amended and Restated Articles of Incorporation, the Series B Convertible Preferred Stock is hereby cancelled and the Certificate of Designation, Preferences and Rights of the Series B Convertible Preferred Stock, filed on February 11, 2000 with the Secretary of State of Nevada, is hereby terminated in its entirety."

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock to be duly executed by its President and duly attested to by its Secretary as of ____________________, 2002.

                                         ---------------------------------------
                                         Taffy  Williams, Ph.D., President

                                         ---------------------------------------
                                         Brooks Boveroux, Secretary

STATE OF ____________       )
                            ) SS.
COUNTY OF ___________       )

          On this ____ day of __________, 2002, personally appeared before me, a Notary Public in and for the State and County aforesaid, Taffy J. Williams, Ph.D., known to me to be the person described in and did say that he is the President of Photogen Technologies, Inc., a Nevada corporation, and that the foregoing Certificate of Designation, Preferences and Rights of Series B Preferred Stock was signed on behalf of said corporation by authority of its board of directors, and acknowledged to me that said instrument to be the free act and deed of said corporation.

          WITNESS my hand and official seal, the day and year first above written.

                                         ------------------------------------
                                         Notary Public

(Notarial Seal)


STATE OF ____________       )
                            ) SS.
COUNTY OF ___________       )

          On this ____ day of __________, 2002, personally appeared before me, a Notary Public in and for the State and County aforesaid, Brooks Boveroux, known to me to be the person described in and did say that he is the Secretary of Photogen Technologies, Inc., a Nevada corporation, and that the foregoing Certificate of Designation, Preferences and Rights of Series B Preferred Stock was signed on behalf of said corporation by authority of its board of directors, and acknowledged to me that said instrument to be the free act and deed of said corporation.

          WITNESS my hand and official seal, the day and year first above written.

                                         ------------------------------------
                                         Notary Public

(Notarial Seal)

                                                                      Exhibit F

                           AMENDED AND RESTATED BYLAWS
                                       OF
                           PHOTOGEN TECHNOLOGIES, INC.

                                ARTICLE I OFFICES

     Section 1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the corporation may be located within or without the State of Nevada. The Board of Directors (herein called the "Board") is hereby granted full power and authority to change the principal executive office or the location of any other corporate office from one location to another.

     Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board at any place or places.

                             ARTICLE II STOCKHOLDERS

     Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held either at the principal executive office of the corporation or at any other place within or without the State of Nevada which may be designated either by the Board or by the written consent of all persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary.

     Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on the last Tuesday of each April, at 10:00 o'clock a.m., local time, or such other date or such other time as may be fixed by the Board. At such meetings, directors shall be elected and any other proper business may be transacted.

     Section 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the Board, the Chairman of the Board, the President, or by the holders of shares entitled to cast not less than ten percent of the votes at such meeting. Upon request in writing to the Chairman of the Board, the President, any Vice President or the Secretary by any person (other than the Board) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given in writing to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than ten nor more than sixty days after the receipt of the request.

     Section 4. NOTICE OF ANNUAL OR SPECIAL MEETINGS. Written notice of each annual or special meeting of stockholders shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the

Board, at the time of the mailing of the notice, intends to present for action by the stockholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election. Notice of a stockholders' meeting shall be given either by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice, or, if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.

     Section 5. QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by law, by the Articles of Incorporation or the Bylaws and except as provided in the following sentence. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 6. ADJOURNED MEETINGS AND NOTICE THEREOF. Any stockholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, represented either in person or by proxy, but in the absence of a quorum (except as provided in Section 5 of this Article) no other business may be transacted at such meeting. It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, when any stockholders' meeting is adjourned for more than forty-five days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

     Section 7. VOTING. The stockholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 8 of this Article. Voting shall in all cases be subject to the provisions of Title 7 of the Nevada Revised Statutes and to the following provisions:

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

     (a) Shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

     (b) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in an order of the court by which such receiver was appointed.

     (c) Subject to the provisions of Title 7 of the Nevada Revised Statutes, and except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     (d) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the minority, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the Secretary of the corporation.

     (e) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the Board of Directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this clause, unless the contrary is shown.

     (f) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

           (i)    If only one votes, such act binds all;

           (ii) If more than one vote, the act of the majority so voting binds all; and

           (iii) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately. If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

     (g) No stockholder shall be entitled to cumulate votes at any election of directors. Elections need not be by ballot; provided, however, that all elections for directors must be by ballot upon demand made by the Chairman of the Board or by a majority of the outstanding shares entitled to vote therefor at the meeting and before the voting begins.

     Section 8. RECORD DATE. The Board may fix, in advance, a record date for the determination of the stockholders entitled to notice of any meeting or to vote, or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty days prior to the date of the meeting nor more than sixty days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixed a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than forty-five days. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any purpose other than as set forth in this Section 8 or Section 10 of this Article shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

     Section 9. CONSENT OF ABSENTEES. The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by Title 7 of the Nevada Revised Statutes to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as provided in Title 7 of the Nevada Revised Statutes.

     Section 10. ACTION WITHOUT MEETING. Any action which under any provision of Title 7 of the Nevada Revised Statutes may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 8 of this Article, the record date for determining stockholders entitled to give consent to pursuant to this Section 10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

     Section 11. PROXIES. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such stockholder and filed with the Secretary. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto by a writing delivered to the Secretary of the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy.

     Section 12. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any stockholder or stockholder's proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. The duties of such inspectors shall be as prescribed by Title 7 of the Nevada Revised Statutes and shall include: determining the number of shares outstanding and the voting power of each; determining the shares represented at the meeting; determining the existence of a quorum; determining the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents, determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all.

     Section 13. CONDUCT OF MEETING. The Chairman of the Board shall preside as Chairman at all meetings of the stockholders. The Chairman shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The Chairman's rulings on procedural matters shall be conclusive and binding on all stockholders, unless at the time of a ruling a request for a vote is made to the stockholders entitled to vote and represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all stockholders. Without limiting the generality of the foregoing, the Chairman shall have all of the powers usually vested in the chairman of a meeting of stockholders.

     Section 14. PARTICIPATION IN MEETING BY CONFERENCE TELEPHONE. Stockholders may participate in a meeting of the stockholders by means of conference telephone or similar method of communication by which all persons participating in the meeting can hear one another.

                              ARTICLE III DIRECTORS

     Section 1. POWERS. Subject to limitations of the Articles of Incorporation, these Bylaws, and Title 7 of the Nevada Revised Statutes relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the corporation to its officers, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

     (a) To select and remove all the officers, agents, and employees of the corporation, prescribe the powers and duties for them as may not be inconsistent with law, the Articles of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service.

     (b) To conduct, manage, and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, the Articles of Incorporation or these Bylaws.

     (c) To adopt, make, and use a corporate seal, and to prescribe the forms of certification of stock, and to alter the form of such seal and of such certificates from time to time.

     (d) To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

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     (e)   To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidence of debt and securities therefor.

     Section 2. VACANCIES.

     (a) Any director may resign effective upon giving written notice to the Chairman of the Board, the President, or the Secretary, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     (b) Directors shall hold office until the next annual election and until their successors shall have been elected and shall have qualified, unless sooner displaced. Whenever any vacancy shall have occurred in the Board of Directors, by reason of death, resignation, increase in the authorized number of directors, or otherwise, other than removal of a director with or without cause by a vote of the stockholders, it shall be filled by the vote or consent of a majority of the remaining directors, though less than a quorum (except as otherwise provided by law), or by the stockholders, and the person so chosen shall hold office until the next annual election and until his successor is duly elected and has qualified. If one or more directors is removed by a vote of stockholders pursuant to the laws of the State of Nevada, the term of such director or directors shall forthwith terminate and there shall be a vacancy or vacancies in the Board of Directors, to be filled by a vote of the stockholders as provided in these Bylaws.

     (c) A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation, or removal of any director, or if the authorized number of directors is increased.

     (d) The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

     (e) No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

     Section 3. PLACE OF MEETING. Regular or special meetings of the Board shall be held at any place within or without the State of Nevada which has been designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.

     Section 4. REGULAR MEETINGS. Immediately following each annual meeting of stockholders the Board shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business.

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     Section 5. SPECIAL MEETINGS.

     (a) Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary, or by any two directors.

     (b) Special meetings of the Board shall be held upon two days' written notice or 24 hours' notice given personally or by telephone, telegraph, telex, or other similar means of communication. Any such written notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

     (c) Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone, to the recipient.

     Section 6. QUORUM. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business, except (a) where the Articles of Incorporation or Bylaws require action by a greater number of directors, in which case a quorum shall consist of such greater number of directors, and (b) to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board; except where a greater number is required by law, the Articles of Incorporation or elsewhere in these Bylaws, in which case such act or decision shall be done or made by approval or consent of such greater number of directors.

     Section 7. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

     Section 8. WAIVER OF NOTICE. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 9. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place.

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Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned, except as provided in the next sentence. If the meeting is adjourned for more than twenty-four hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

     Section 10. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

     Section 11. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with the minutes of the proceedings of the Board.

     Section 12. RIGHTS OF INSPECTION. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts of documents.

     Section 13. COMMITTEES.

     (a) By vote or consent of a majority of the authorized number of directors, the Board may designate one or more committees, each consisting of one or more directors, and delegate to such committees any of the authority of the Board except with respect to:

           (i) The approval of any action for which Title 7 of the Nevada. Revised Statutes also requires stockholders' approval or approval of the outstanding shares;

           (ii)   The filling of vacancies on the Board or in any committee;

           (iii) The fixing of compensation of the directors for serving on the Board or on any committee;

           (iv) The amendment or repeal of the Bylaws or the adoption of new bylaws;

           (v) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

           (vi) A distribution to the stockholders of the corporation except at a rate or in a periodic amount or within a price range determined by the Board; or

           (vii) The appointment of other committees of the Board of the members thereof.

Any such committee must be designated, and the members or alternate members thereof appointed, by resolution adopted by a majority of the authorized number of directors, and any such committee may be designated by such name as the Board shall specify. The Board, acting through a majority of the authorized number of directors, shall have the power to prescribe the manner in which the proceeding of any such committee shall be conducted. Unless the Board, acting through a majority of the authorized number of directors, shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

     (b) There shall be an Executive Committee consisting of three (3) directors who may exercise the authority of the Board to the extent permitted by law and these Bylaws, and all actions of such Executive Committee shall be made upon approval or consent of a majority of the members of such Committee.

                               ARTICLE IV OFFICERS

     Section 1. OFFICERS. The officers of the corporation shall be a President, a Secretary, and a Treasurer. The corporation may also have, at the discretion of the Board, a Chairman of the Board, one or more Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article.

     Section 2. ELECTION. The officers of the corporation, appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of, the Board, and shall hold their respective offices until their resignation, removal, or other disqualification from service, or until their respective successors shall be elected.

     Section 3. SUBORDINATE OFFICERS. The Board may elect, and may appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

     Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board at any time or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer. Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

     Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board and stockholders and exercise and perform such other powers and duties as may be from time to time assigned by the Board.

     Section 7. PRESIDENT. Subject to such powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the President is the chief executive officer of the corporation and has, subject to the control of the Board, general supervision, direction, and control of the business and affairs of the corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and at all meetings of the Board. The President has the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board.

     Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.

     Section 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board, and its committees, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the corporation at the principal executive office or business in accordance with Title 7 of the Nevada Revised Statutes. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

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     Section 10. TREASURER. Unless the Board has elected or appointed another person to be the corporation's chief financial officer, the Treasurer shall be the chief financial officer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, and shall send or cause to be sent to the stockholders of the corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the President and directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

                            ARTICLE V INDEMNIFICATION

     Section 1. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he or she is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

     Section 2. INDEMNIFICATION IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnity any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     Section 3. INDEMNIFICATION AGAINST EXPENSES. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense.

     Section 4. REQUIRED DETERMINATIONS. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court or advanced pursuant to Section 5 of this Article, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances. The determination must be made:

     (a)   By the stockholders;

     (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

     (c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

     (d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     Section 5. ADVANCE OF EXPENSES. Expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. The provisions of this Section 5 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

     Section 6. NONEXCLUSIVITY; CONTINUATION. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this
Article VI:

     (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to Section 2 of this Article or for the advancement of expenses made pursuant to Section 5 of the Article, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

     (b) Continues for a person who has ceased to be a director or officer and inures to the benefit of the heirs, executors and administrators of such a person.

     Section 7. INSURANCE.

     (a) The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

     (b) The other financial arrangements made by the corporation pursuant to subsection (a) of this Section 7 may include the following:

           (i)    The creation of a trust fund.

           (ii)   The establishment of a program of self-insurance.

           (iii) The securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation.

           (iv) The establishment of a letter of credit, guaranty or surety. No financial arrangement made pursuant to this subsection(b) of this Section 7 may provide protection for any person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

     (c) Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 7 may be provided by the corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the corporation.

                            ARTICLE VI MISCELLANEOUS

     Section 1. INSPECTION OF BYLAWS. The corporation shall keep in its principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by stockholders at all reasonable times during customary office hours. If the principal executive office of the corporation is outside the State of Nevada and the corporation has no principal business office in such state, it shall upon the written request of any stockholder furnish to such stockholder a copy of these Bylaws as amended to date.

     Section 2. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance, or other instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the Chairman of the Board, the President or any Vice President, and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the corporation shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board and, unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

     Section 3. CERTIFICATES OF STOCK. Every holder of shares of the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue. Except as provided in this Section, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and canceled at the same time. The Board may, however, if any certificate for shares is alleged to have been lost, stolen, or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft, or destruction of such certificate or the issuance of such new certificate.

     Section 4. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any other officer or officers authorized by the Board or the President are each authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

     Section 5. STOCK PURCHASE PLANS. The corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise. Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, reservation of title until full payment therefor, the effect of the termination of employment, an option or obligation on the part of the corporation to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

     Section 6. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction, and definitions contained in the general provisions of Title 7 of the Nevada Revised Statutes shall govern the construction of these Bylaws.

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                                                                       Exhibit G

             VOTING, DRAG-ALONG AND RIGHT OF FIRST REFUSAL AGREEMENT

     THIS AGREEMENT ("AGREEMENT") is entered into as of July [ ], 2002 by and among

     - Robert J. Weinstein, M.D. (individually and as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust) ("WEINSTEIN"),
     - Stuart Levine (individually and as Trustee of the Theodore Tannebaum Trust) ("TANNEBAUM"),
     -    Tannebaum LLC, a Delaware limited liability company ("TLLC"),
     -    Mi3 L.P., a Delaware limited partnership ("MI3"),
     -    [Oxford BioScience, a Delaware limited partnership] ("OXFORD"), and
     -    New England Partners Capital, L.P., a Delaware limited partnership
          ("NEP").

Weinstein, Tannebaum and TLLC are sometimes collectively referred to herein as the "CHICAGO STOCKHOLDERS;" Mi3, Oxford and NEP and are sometimes collectively referred to herein as the "VENTURE STOCKHOLDERS;" and the Chicago Stockholders, and/or the Venture Stockholders are each sometimes collectively referred to herein as the "STOCKHOLDERS."

     WHEREAS, Photogen Technologies, Inc., a Nevada corporation (the "COMPANY") is issuing to the Venture Stockholders shares of common stock, $.001 par value per share (the "COMMON STOCK") pursuant to a Common Stock Purchase Agreement dated July [ ], 2002 (the "STOCK PURCHASE AGREEMENT"). The shares of Common Stock, together with all other capital stock or securities of the Company, whether authorized or outstanding as of the date hereof or at any time hereafter, are collectively referred to as the "SHARES."

     WHEREAS, certain of the Stockholders are parties to that certain Amended and Restated Voting Agreement dated June 17, 1998, as amended on September 4, 2001 (the "ORIGINAL VOTING AGREEMENT").

     WHEREAS, one of the conditions to the investment by the Venture Stockholders pursuant to the Stock Purchase Agreement is the execution of an agreement relating to the election of members to the Company's Board of Directors, a compulsory sale of shares in the event of a sale of all or substantially all of the assets or equity of the Company, and a right of first refusal with respect to dispositions of Shares by the Chicago Stockholders.

     NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties hereby agree as follows.

1.        VOTING AGREEMENT.

     1.1 The agreement in Section 1.2 shall be deemed to constitute a voting agreement among the Stockholders pursuant to Section 78.365(3) of the Nevada General

Corporation Law. As used in this Agreement, the definition and determination of a "Beneficial Owner" or "Beneficial Ownership" shall be governed by Regulation 13d-3 under the Securities Exchange Act of 1934, as amended.

     1.2 At each annual meeting or special meeting of the stockholders of the Company, and at any other time at which stockholders of the Company will have the right to or will vote for or render consent in writing, then and in each event, each Stockholder hereby agrees:

          A. To take all necessary and appropriate actions to cause all Shares he or it Beneficially Owns to be represented at any such meeting or in any such written consent and to cause a quorum to be present in any such event.

          B. To vote or cause to be voted all Shares of which he or it is the Beneficial Owner as follows:

               (i) To amend, alter, modify or repeal the Articles of Incorporation or the By-Laws of the Company (if at all) only in accordance with the recommendation of five of the seven Directors of the Company (whether or not any Board or stockholder action is required by law);

               (ii) To fix and maintain the number of directors of the Company at seven (7);

               (iii) To elect or cause the election to and to maintain the election to the Company's Board of Directors of the following:

               - one (1) person nominated by Mi3, who shall initially be William D. McPhee;

               - one (1) person nominated by the holders of 80% of the aggregate Shares Beneficially Owned by the Venture Stockholders excluding Mi3, who shall initially be [ ];

               - one (1) person nominated by the holders of 80% of the aggregate Shares Beneficially Owned by the Chicago Stockholders, who shall initially be Robert J. Weinstein, M.D.;

               - one (1) person appointed by the Company's Board of Directors as the Chief Executive Officer of the Company, who shall initially be Taffy Williams, Ph.D.;

               - one (1) person nominated by Elan International Services, Ltd. ("ELAN"), who shall initially be Aidan King, in accordance with and subject to that certain Securities Purchase Agreement dated as of October 20, 1999 pursuant to which Elan has the right to nominate one director to the Company's Board of Directors; and

               - two (2) persons (or in upon the event Elan no longer has a right to nominate a director to the Company's Board of Directors, three (3) persons) with relevant industry experience in the healthcare, biotech or pharmaceutical industries, as nominated by the Company's Board of Directors and approved by 80% of the aggregate Shares Beneficially Owned by the Venture Stockholders, who shall initially be Gene Golub and Lester McKeever, Jr.

               (iv) To remove from the Company's Board of Directors any director nominated pursuant to paragraph 1.2(b)(iii) only at the request of the entity or group nominating or approving such director, as applicable; and

               (v) To fix and maintain an Audit Committee and Compensation Committee of the Company's Board of Directors, each to consist of three (3) directors, and to appoint one person nominated by the holders of 80% of the aggregate Shares Beneficially Owned by the Venture Stockholders to serve on such
committees who shall initially be [     ];

     1.3 The Company shall provide the Stockholders entitled to nominate directors hereunder prior notice of any intended mailing of notice to Stockholders for a meeting at which any of the actions subject to paragraph 1.2 are to be acted upon. Thereafter, Stockholders entitled to nominate directors hereunder shall notify the Company in writing, prior to such mailing, of the person(s) nominated by him or it to be director(s); provided, that if a Stockholder fails to give such notice to the Company, it shall be deemed that the nominee(s) of such party for such meeting is the person(s) then serving as director(s) pursuant to such Stockholders' previous nomination(s). If a representative of Mi3 is not a director of the Company at any time, Mi3 shall have the right to designate one person who shall be entitled to attend all Board meetings as an observer and shall be provided with all notices of Board meetings and all Board reports as if he or she were a member of the Company's Board of Directors, provided (i) that such individual agrees to hold all information confidential and not use such information for any purpose other than with respect to the Mi3's investment in the Company; and (ii) that such individual shall be subject to exclusion from portions of meetings as necessary to preserve attorney-client privilege with respect to pending or threatened litigation..

2.        DRAG-ALONG AGREEMENT.

     2.1 If at any time after the third year anniversary of this Agreement the Company receives an offer from a third party to purchase all or substantially all of the assets or equity of the Company, and the Venture Stockholders propose to sell a majority of their shares at that time, and the sale has been approved by a majority of the Company's Board of Directors (with the Chicago Stockholder nominee director recusing himself) (a "COMPANY SALE"), then the Venture Stockholders shall have the right to require all, but not less than all, of the Chicago Stockholders to sell to the prospective purchaser of the Venture Stockholders' shares, a pro-rata portion of such Chicago Shareholders' shares at the same time and on the same conditions as the Venture Stockholders are selling their shares.

     2.2 The rights and obligations created in this Section 2 shall terminate upon the consummation of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock for the account of the Corporation on a firm commitment basis in which the gross proceeds received by the Corporation at the public offering price equals or exceeds $20,000,000 (a "TERMINATION EVENT").

     2.3 If the Venture Stockholders elect to exercise their rights under this Section 2, the Venture Stockholders shall furnish a written notice (the "DRAG ALONG NOTICE") to each Chicago Stockholder. The Drag Along Notice shall set forth the principal terms of the proposed Company Sale insofar as it relates to such Shares including (i) the number of Shares to be acquired from the Venture Stockholders, (ii) the form and amount of the per share consideration to be received in the proposed Company Sale, (iii) the name and address of the prospective buyer and (iv) the proposed date of consummation of the proposed Company Sale. If the Company Sale is consummated as described in the Drag Along Notice, each Chicago Stockholder shall be bound and obligated to sell his or its Shares in the proposed Sale on the same terms and conditions with respect to each Share sold as the Venture Stockholders shall sell their Shares in the Company Sale. Without limiting the generality of the foregoing, each Chicago Stockholder agrees to execute and deliver such agreements as may be reasonably specified by the Venture Stockholders to which such Venture Stockholders will also be party, including, without limitation, agreements to (a) (i) make individual representations, warranties, covenants and other agreements as to the unencumbered title to his or its Shares and the power, authority and legal right to transfer such Shares and the absence of any adverse claim with respect to such Shares and (ii) be liable without limitation as to such representations, warranties, covenants and other agreements, and (b) be liable (whether by purchase price adjustment, indemnity payments or otherwise) in respect of representations, warranties, covenants and agreements in respect of the Company and its subsidiaries up to his or its pro-rata portion of the proceeds of such Sale.

3. RIGHT OF FIRST REFUSAL AGREEMENT. The provisions of this Section 3 shall not apply to transactions pursuant to Rule 144 of the Securities Act of 1933, as amended, or transactions pursuant to any registration statement under the Securities Act.

     3.1 SALES TO THIRD PARTIES. If a Stockholder desires to transfer (a "SELLING STOCKHOLDER") all or any part of the Shares beneficially owned by him or it (the "OFFERED SHARES") in a privately-negotiated transaction pursuant to a bona fide offer or proposed offer (the "PROPOSED OFFER SALE") from a third party or a proposed offer to a third party (the "PROPOSED TRANSFEREE"), the Selling Stockholder shall first submit a written offer (the "OFFER") to sell such Offered Shares first to the Company, and second to the Venture Stockholders (together, the "OFFEREES"), if applicable, on terms and conditions, including without limitation price, not less favorable to the Company and the Offerees than those on which the Selling Stockholder proposes to sell such Offered Shares to the Proposed Transferee or otherwise pursuant to the Proposed Offer Sale in accordance with the provisions of this Agreement.

          The Offer shall disclose the identity of and, if available, information about the Proposed Transferee, and the terms of the Proposed Offer Sale, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder, the terms and conditions, including without limitation, price, of the proposed sale, and any other material terms and facts relating to the proposed sale which may be requested by the Company and the Offerees, as the case may be. The Offer shall further state that the Company and the Offerees may acquire, in accordance with the provisions of this Agreement, all of the Offered Shares (but not less than all of the Offered Shares) for the price indicated in the Offer and upon the other terms and conditions, including deferred or installment payment (if applicable), set forth therein.

          In the event the terms of the Proposed Offer Sale contemplate the payment to the Selling Stockholder of consideration other than cash, the value of such non-cash consideration shall be determined in good faith by the disinterested members of the Company's Board of Directors; provided that if the Proposed Transferee offers the Selling Stockholder (i) securities that are traded on a nationally-recognized stock exchange or quoted on the Nasdaq National Market, then the value of such consideration shall be the average closing sale prices for the 10 consecutive trading days preceding the date of the Offer, or (ii) securities that are traded on the Nasdaq over-the-counter market or Small-Cap market, the value of such consideration shall be the average of the closing bid and closing asked prices for the 20 consecutive trading days preceding the date of the Offer as reported in the Wall Street Journal or by any market maker.

     3.2 COMPANY'S RIGHT OF FIRST REFUSAL. Upon receipt of the Offer, the Company shall deliver a written notice of its election to purchase, or not to purchase, such shares to the Selling Stockholder and the Offerees. The notice shall be delivered in person or mailed to the Selling Stockholder and the Offerees within 15 days of the date of receipt by the Company of the Offer. Such notice, if to purchase the Offered Shares, shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale to, and purchase by, the Company of the number of Offered Shares specified by the Company in such notice and on the terms of the Offer. The Company's election not to participate in an Offer shall be without prejudice to the Company's rights to participate in any future Offers in accordance with this Section 3.

     The closing of the sale of Offered Shares to the Company pursuant to this Section shall be made at the offices of the Company on such date as may be agreed upon by the Company and the Selling Stockholder, but no later than on or before the 45th day following the date the Offer is received by the Company (or if such 45th day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Selling Stockholder's delivery to the Company of a certificate(s) evidencing the Offered Shares (or any portion thereof) to be purchased by the Company, duly endorsed for transfer to the Company, against payment to the Selling Stockholder of the purchase price by the Company.

     3.3 OFFEREES' RIGHT OF SECOND REFUSAL. Upon receipt of the Offer, and subject to the prior right of the Company under Section 3.2 above, if the Offerees also desire to purchase all or any part of the Offered Shares not so purchased by the Company, the Offerees shall deliver a written notice of its election to purchase or not to purchase such shares to the Selling Stockholder and the Company. In the event that one or more of the Offerees wish to purchase all or any part of the Offered Shares, not so purchased by the Company, then each such of the Offerees shall have the right to purchase that number of shares equal to the number of such Offered Shares to be sold multiplied by a fraction, the numerator of which shall be the number of shares of capital stock of the Company (calculated on an as-converted basis, and assuming the conversion or exercise of all rights, options, warrants or convertible securities) then owned by such Offeree desiring to purchase the Offered Shares, as the case may be, and the denominator of which shall be the aggregate number of shares of capital stock of the Company (calculated on an as-converted basis, and assuming the conversion or exercise of all rights, options, warrants or convertible securities) owned by all of the Offerees. An Offeree's election not to participate in an Offer shall be without prejudice to the Offeree's rights to participate in any future Offers in accordance with this Section 3.

          The notice shall be delivered in person or mailed to the Selling Stockholder and the Company within fifteen (15) days of the date of receipt by the Offerees of the Offer. Such notice, if to purchase the Offered Shares, shall, when taken in conjunction with the Offer, and subject to the prior right of the Company under Section 3.2 above, be deemed to constitute a valid, legally binding and enforceable agreement for the sale to, and purchase by, the Offerees of the number of Offered Shares specified by the Offerees in such notice and on the terms of the Offer.

          The closing of the sale of Offered Shares to the Offerees pursuant to this Section 3.3 shall be made at the offices of the Company on such date as may be agreed upon by the Offerees and the Selling Stockholder, but no later than on or before the 45th day following the date the Offer is received by the Company (or if such 45th day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Selling Stockholder's delivery to the Offerees of a certificate(s) evidencing the Offered Shares (or any portion thereof) to be purchased by the Offerees, duly endorsed for transfer to the Offerees, against payment to the Selling Stockholder of the purchase price by the Offerees.

     3.4       SALES TO PROPOSED TRANSFEREE. In order for the provisions of
Section 3.1 to be valid and binding on the Selling Stockholder to restrict transfers to a third party, the Company and the Offerees, must, as amongst themselves, purchase all, and not less than all, of the Offered Shares. If the Company and the Offerees do not purchase all (and, as amongst themselves, not less than all) of the Offered Shares, the Offered Shares may be sold by the Selling Stockholder to the Proposed Transferee at any time within 180 days after the date the Offer was made pursuant to the Proposed Offer Sale. Any such sale shall be at the same or greater price and upon other terms and conditions, if any, not more favorable to the transferee than those specified in the Offer. Any Offered Shares not sold within the permitted time period shall continue to be subject to the requirements of a prior offer and right of first refusal pursuant to Section 3.1.

     3.5 NO OTHER TRANSFERS. A Stockholder shall not sell, assign, transfer, grant an option to or for, pledge, hypothecate, mortgage, encumber or dispose of all or any of his or its shares of capital stock of the Company except as expressly provided in this Agreement. If a Stockholder becomes obligated to sell to a Venture Stockholder any Shares as a Selling Stockholder under this Agreement and fails to deliver the Shares in accordance with the terms of this Agreement, such Venture Stockholder may, at its option, upon ten days' prior written notice to the Company and the Selling Stockholder, in addition to all other remedies it may have, send to the Company for the benefit of the Selling Stockholder the purchase price for such shares as is herein specified. Thereupon, the Company upon written notice to the Selling Stockholder shall (a) cancel on its books the certificate(s) representing the shares to be sold, (b) issue, in lieu thereof, in the name of such Venture Stockholder(s), a new certificate(s) representing such shares, and (c) pay or tender the proceeds paid by the Venture Stockholder to the Selling Stockholder, and thereupon all of the Selling Stockholder's rights in and to such shares shall terminate. The Company may exercise a similar remedy in enforcing its rights under Section 3.1. If a Selling Stockholder transfers any shares to a Proposed Transferee in violation of this Agreement, the Company may, at the election of a majority of the disinterested members of the Company's Board of Directors, cancel on the books of the Company any shares of capital stock then held by such Proposed Transferee and compel such Selling Stockholder to purchase from the Proposed Transferee the shares of capital stock so transferred in violation of this Agreement.

     3.6 TERM. The rights and obligations created in this Section 3 shall terminate upon the consummation of a Termination Event.

4. LEGEND ON STOCK CERTIFICATE. Each certificate representing Shares covered by this Agreement is subject to and shall bear the restrictive legend set forth below:

     The stock evidenced by this certificate is subject to a Voting, Drag-Along and Right of First Refusal Agreement dated as of July [ ], 2002, as amended from time to time. Copies of the Agreement may be obtained from the Secretary of the Company at no cost by written request of the holder of record of this certificate.

5.        GENERAL PROVISIONS.

     5.1 Each of the parties hereto agrees that he or it will do (or cause to be done) any act or thing and will execute (or cause to be executed) any and all instruments necessary and/or proper to make effective the provisions of this Agreement. Each Stockholder represents and warrants to, and agrees with, each other party hereto that (a) any transferee holding Shares over which such Stockholder remains the Beneficial Owner shall execute and deliver a counterpart of this Agreement and shall be bound by the provisions hereof as if such transferee was an original party hereto; and (b) such Stockholder shall provide each other party hereto true and complete information concerning the Beneficial Ownership of Shares in the hands of transferees. The parties are executing this Agreement in all applicable individual and representative capacities (including as attorney-in-fact or joint tenant, and as stockholder, officer, director, trustee, general partner or limited partner of any entity which Beneficially Owns Common Stock of the Company attributable to that party). This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, heirs and legatees.

     5.2 The section headings in this Agreement are inserted for convenience of reference only, and shall not affect the construction or interpretation of this Agreement.

     5.3 The failure at any time to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions and shall not affect the right of any party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     5.4 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to conflict of laws principles thereof, except to the extent the Nevada General Corporation Law govern portions hereof.

     5.5 It is acknowledged that it will be impossible to measure the damages that would be suffered by any party if another party fails to comply with the provisions of this Agreement and that in the event of any such failure, the non-defaulting party will not have an adequate remedy at law. The non-defaulting party shall, therefore, be entitled to obtain specific performance of any defaulting party's obligations hereunder and to obtain immediate injunctive relief. The defaulting party shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the non-defaulting party has an adequate remedy at law.

     5.6 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and shall be enforceable against the party executing the same, and all of which together shall constitute a single Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     5.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be invalid by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect and the provision held invalid shall be modified to the extent necessary to be valid and shall be enforced as modified.

     5.8 Any notice to be served under this Agreement shall be in writing and shall be deemed to be delivered or given upon receipt if delivered personally, by overnight courier or by telecopier, or two days after mailing by registered mail, return receipt requested, addressed as follows:

     If to the Company:                 Photogen Technologies, Inc.
                                        To its then current address
                                        Attention: President

     If to any Stockholder:             To such Stockholder's address on file in
                                        the stock records of the Company

or to such other place as a party may specify in writing, delivered in accordance with the provisions of this subsection.

     5.9 This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subject hereof, and supersedes any prior agreement or understanding, written or oral, with respect to such subject matter. No party shall be liable or bound by any representations, warranties or agreements, or any other information or materials previously delivered, whether written or oral, regarding such subject matter.

     5.10 This Agreement may be modified or amended in any respect upon the written approval of the holders of 90% of the Shares held by the parties hereto, and as so modified or amended, this Agreement shall continue to bind all Stockholders regardless of whether they consented to such modification or amendment.

                         [Next Page is Signature Page.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                      ------------------------------------------
                                      ROBERT J. WEINSTEIN, M.D.,
                                      individually and as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust



                                      ------------------------------------------
                                      STUART LEVINE, individually and as Trustee of the Theodore Tannebaum Trust



                                      ------------------------------------------
                                      TANNEBAUM LLC
                                      By:
                                      Its:


                                      Mi3 L.P.

                                            By: MI3 Services L.L.C., its General
                                                 Partner

                                            By:
                                               ---------------------------------
                                            William D. McPhee, President


                                      OXFORD BIOSCIENCE PARTNERS IV L.P.

                                            By: OBP Management IV L.P.

                                            By:
                                               ---------------------------------
                                            Jonathan J. Fleming - General
                                             Partner

                                      MRNA FUND II L.P.

                                            By:  OBP Management IV L.P.

                                            By:
                                               ---------------------------------
                                            Jonathan J. Fleming - General
                                             Partner


                                      ------------------------------------------

                                      NEW ENGLAND PARTNERS CAPITAL, L.P.

                                            By: NEP Capital LLC, its General
                                                 Partner

                                            By:
                                               ---------------------------------
                                            John Rousseau, President

                                                                    Exhibit H

                           PHOTOGEN TECHNOLOGIES, INC.

                   2000 LONG TERM INCENTIVE COMPENSATION PLAN



1.    ESTABLISHMENT, OBJECTIVES AND DURATION.

      a. ESTABLISHMENT OF THE PLAN. Photogen Technologies, Inc. hereby establishes an incentive compensation plan to be known as the "Photogen Technologies, Inc. 2000 Long Term Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock.

      b. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through the use of incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

      c. DURATION OF THE PLAN. The Plan shall become effective as of the date it is approved by the stockholders of Photogen Technologies, Inc. (the "Effective Date"). The Plan shall remain in effect, subject to the right of the Board of Directors or the Committee to amend or terminate the Plan at any time pursuant to Section 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after May 17, 2010.

2.    DEFINITIONS.

Whenever used in the Plan, the following terms shall have the meanings set forth below:


      a. "AFFILIATE" means a "parent corporation" or "subsidiary corporation" as defined in Section 424 of the Code.

      b. "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock.

      c. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

      d. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      e. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

      f. "CAUSE" shall be determined by the Committee, exercising good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

            i. The willful and continued failure by the Participant to substantially perform his duties (other than any such failure resulting from the Participant's Disability) after a written demand for substantial performance is delivered by the Committee to the Participant that identifies in reasonable detail the manner in which the Committee believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within 30 calendar days of receiving such notice; or

            ii. The Participant's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony; or

            iii. Any breach by a Participant of any written agreement with the Company, including any agreement concerning a Participant's employment, non-competition or confidentiality of Company proprietary information; or

            iv. The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company, as determined by the Committee; or

            v. Any act or omission entitling the Company or any Subsidiary to terminate a Participant's employment for cause as defined in any applicable agreement between the Participant and the Company or such Subsidiary (which contractual provisions hereby supercede the standards in clauses (i) through (iv) above to the extent inconsistent).

      g. "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

            i. The acquisition by any Person of Beneficial Ownership of 50% or more of either (1) the then outstanding shares of Common Stock of the Company, or (2) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of Control: (A) any acquisition directly from the Company through a public offering of shares of Common Stock of the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the

                  Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below;

            ii. The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

            iii. The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Common Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Company, as the case may be; (2) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50%; or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

            iv. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

      h. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      i. "COMMITTEE" means the Compensation Committee of the Board, as specified in Section 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

      j. "COMPANY" means Photogen Technologies, Inc., a Nevada corporation, and also means any corporation of which a majority of the voting capital stock is owned directly or indirectly by Photogen Technologies Inc. or by any of its Subsidiaries, and any other corporation designated by the Committee as being a Company hereunder (but only during the period of such ownership or designation).

      k. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

      l. "DISABILITY", as applied to a Participant, means that the Participant (a) has established to the satisfaction of the Committee that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (b) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

      m. "ELIGIBLE PERSON" shall mean all Employees, Directors or consultants of the Company or any Affiliate; provided, however, that no Award may be granted to anyone who is not an "employee" as that term is defined in General Instruction A.(1)(a) of Form S-8, as such definition may be amended from time to time, without first receiving advice and guidance from the Company's outside counsel as to the effect of such grant.

      n.    "EMPLOYEE" means any officer or employee of the Company.

      o. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      p. "FAIR MARKET VALUE" Except as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on The New York Stock

            Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system, including the over-the-counter bulletin board) (the "Composite Tape"), on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable) as of the date specified by the Committee (and if no date is specified, then on the date of the meeting of the Committee at which the award was granted).

      q. "IMMEDIATE FAMILY MEMBERS" means the spouse, children and grandchildren of a Participant.

      r. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Section 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      s. "INSIDER" shall mean an individual who is, on the relevant date, a Director, a 10% Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or an officer of the Company, as defined under Section 16 of the Exchange Act and as determined by the Board of Directors from time to time.

      t. "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

      u. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

      v. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

      w. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      x. "PARTICIPANT" means an Eligible Person who has outstanding an Award granted under the Plan.

      y. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares of Restricted Stock are subject to a substantial risk of forfeiture, as provided in Section 7 herein.

      z. "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

      aa. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 7 herein.

      bb. "RETIREMENT" as applied to a Participant, means the Participant's termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any applicable retirement plan maintained by the Company (the "Retirement Plan"), under the successor or replacement of such Retirement Plan if it is then no longer in effect, or under any other retirement plan maintained or adopted by the Company which is determined by the Committee to be the functional equivalent of such Retirement Plan; or, with respect to a Participant who may not or has not participated in a retirement plan or if there is no such retirement plan maintained by the Company or an Affiliate, "Retirement" shall have the meaning determined by the Committee from time to time.

      cc. "SHARES" means Common Stock of Photogen Technologies, Inc., par value $.001 per share.

      dd. "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

3.    ADMINISTRATION.

      a. THE COMMITTEE. The Plan shall be administered by the Committee, or by any other committee appointed by the Board, which Committee shall consist solely of two or more "Nonemployee Directors" within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

      b. AUTHORITY OF THE COMMITTEE. Except as limited by law and subject to the provisions herein, the Committee shall have full power in its discretion to select Eligible Persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards (including vesting periods and restrictions); prescribe the form of, construe and interpret any agreement or instrument entered into under the Plan as they apply to Participants; construe and interpret the terms and conditions of this Plan; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Participants; alter, amend, suspend or terminate the Plan in whole or in part; and (subject to the provisions of Section 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

      c. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

      d. COSTS OF PLAN. The costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

      e. INDEMNIFICATION. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, to the fullest extent permitted by the Nevada General Corporation Law. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. In addition, a member of the Committee, in the performance of any act (or in refraining from taking any action) in connection with the Plan, shall not be liable to the Company, its stockholders, Employees, Participants or any person when relying in good faith upon the records of the Company or upon such information or statements presented to the Company by any of its officers, employees or other persons as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

4.    SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS.

      a. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4(b) herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 18,275,000. Shares issued upon exercise of Options or Awards of Restricted Stock under the Plan may be either authorized but unissued Shares or Shares re-acquired by the Company. If, on or prior to the termination of the Plan, an Award granted thereunder expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested Shares covered thereby will again become available for the grant of Awards under the Plan. Shares of Common Stock covered by Options surrendered in connection with the exercise of other Options shall not be deemed to have been exercised and shall again become available for the grant of awards under the Plan.

      b. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4(a), in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4(a), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

5.    ELIGIBILITY AND PARTICIPATION.

      a. ELIGIBILITY. All Eligible Persons are eligible to participate in this Plan.

      b. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time in its discretion select Eligible Persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

      c. PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, grant Awards that are wholly contingent on the attainment of performance goals established by the Committee from time to time. The performance goals may relate to one or more of the following performance measures, as determined by the Committee for each applicable performance period: (i) return to stockholders, (ii) cash flow, (iii) return on equity, (iv) Company created income (for example, income due to Company initiated cost reductions or productivity improvements), (v) sales growth, (vi) earnings and earnings growth, (vii) return on assets, (viii) stock price, (ix) earnings per share, (x) market share, (xi) customer satisfaction, and (xii) attaining regulatory approvals or other regulatory benchmarks. Any such performance goals and the applicable performance measures will be determined by the Committee at the time of grant and reflected in an Award Agreement. The number or value of performance-based stock Awards that will be paid out to any Participant at the end of the applicable performance period, which may be one year or longer as determined by the Committee, will depend on the extent to which the Company attains the established performance goals. Awards intended to be performance-based stock Awards shall be subject to such restrictions and conditions as may be required under Code Section 162(m) to be performance-based compensation thereunder.

6.    STOCK OPTIONS.

      a. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      b. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine, which need not be uniform for all Participants. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

      c. PROVISIONS FOR NQSOs. Each Stock Option intended to be a Non-Qualified Stock Option shall be subject to the terms and conditions which the Committee determines to be appropriate, subject to the following minimum standards for any such Non-Qualified Stock
            Option:

            i. The option price (per share) of the Shares covered by each Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the par value per share of Common Stock.

            ii. Each Award Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Stock Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

            iii. Exercise of any Stock Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Committee providing, among other things, that:

                  (1) The Participant's or the Participant's estate, heirs and representatives right to sell the Shares may be restricted; and

                  (2) The Participant or the Participant's estate, heirs and representatives may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

      d. PROVISIONS FOR ISOs. Each Stock Option intended to be an Incentive Stock Option shall be issued only to an Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Committee determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

            i. The Incentive Stock Option shall meet the minimum standards required of Non-Qualified Stock Options, as described in
                  Section 6(c) except clause (i) thereunder.

            ii. Immediately before the Incentive Stock Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

                  (1) Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Incentive Stock Option.

                  (2) More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

            iii.  For Participants who own:

                  (1) Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Award Agreement may provide;

                  (2) More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Award Agreement may provide.

            iv. The Award Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other Incentive Stock Option plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422(d) of the Code.

            v. No Incentive Stock Options shall be granted after the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of this Plan by the shareholders of the Company.

            vi. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired shares by exercising the Incentive Stock Option. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

      e. PAYMENT. Options granted under this Section 6 shall be exercised in accordance with the applicable Award Agreement by the delivery of a proper notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised. No shares of Common Stock shall be issued on the exercise of an Option unless the Option Price is paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Committee. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Option holder may deliver with his exercise notice irrevocable instructions to a broker to promptly deliver to the Company an amount of sale or loan proceeds sufficient to pay the exercise price. As soon as practicable after receipt of proper notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      f. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any state securities laws applicable to such Shares.

      g. TERMINATION OF EMPLOYMENT. Each Option, to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (1) the expiration of the Option period set forth in the Award Agreement; (2) for ISOs, the expiration of three months following the Participant's Retirement (following the Participant's Retirement, NQSOs shall terminate upon the expiration of the Option period set forth in the Option Award Agreement); (3) the expiration of 12 months following the Participant's death or Disability; (4) immediately upon termination for Cause; (5) the expiration of 90 days following the Participant's termination of employment for any reason other than Cause, Change in Control, death, Disability, or Retirement; or (6) at such other time or times and on such conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, Options shall be treated in the manner set forth in Section 10.

      h.    NONTRANSFERABILITY OF OPTIONS.

            i. INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

            ii. NONQUALIFIED STOCK OPTIONS. The Committee may, in its discretion, authorize all or a portion of NQSOs granted to a Participant to be on terms which permit transfer by such Participant to (1) Immediate Family Members, (2) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (3) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Award Agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and
                  (C) subsequent transfers of transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in this Section 6(h). Notwithstanding the foregoing, should the Committee provide that Options granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the Option. In the event of a transfer, as set forth above, the original Participant is and will remain subject to and responsible for any applicable withholding taxes upon the exercise of such Options.

7.    RESTRICTED STOCK.

      a. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Without limiting the generality of the foregoing, Restricted Shares may be granted in connection with payouts under other compensation programs of the Company.

      b. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

      c. TRANSFERABILITY. Except as provided in this Section 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

      d. OTHER RESTRICTIONS. Subject to the Plan, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives, time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws. At the discretion of the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction, subject to applicable securities laws.

      e. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

      f. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Committee establishes. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

      g. TERMINATION OF EMPLOYMENT. Upon a Participant's death, Disability, or Retirement, all Restricted Shares shall vest immediately. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

8.    BENEFICIARY DESIGNATION.

      A Participant under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Secretary of the Company. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such Participant or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of Section 6, any unterminated and unexpired Option granted to such Participant to the same extent that the Participant himself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more Shares than the Participant could have purchased thereunder on the date his employment by, or other relationship with, the Company and its Subsidiaries was terminated.

9.    RIGHTS OF ELIGIBLE PERSONS AND PARTICIPANTS.

      Nothing in this Plan or any Award Agreement shall be deemed to: prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant; prevent a Participant from terminating his or her own employment, consultancy or director status; give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time; confer on any person any right to be selected as a Participant.

10.   CHANGE IN CONTROL.

      a. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

            i. Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; and

            ii. Any restriction periods and restrictions imposed on Shares of Restricted Stock shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 5(c) herein shall be determined in the manner set forth in Section 7(d) herein.

      b. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Section 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

11.   AMENDMENT, MODIFICATION, AND TERMINATION.

      a. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 10(b) herein, the Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, except that, without approval of the stockholders of the Company, no such revision or amendment shall increase the number of shares available for grants of ISOs under the Plan or alter the class of participants in the Plan. Notwithstanding the foregoing, neither the Company nor the Board or Committee on its behalf may cancel outstanding Awards and issue substitute Awards in replacement thereof or reduce the exercise price of any outstanding Options without stockholder approval.

      b. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      c. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

12.   WITHHOLDING.

      a. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      b. SHARE WITHHOLDING. To the extent provided by the Committee, a Participant may elect to have any distribution to be made under this Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

13.   SUCCESSORS.

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise.

14.         LEGAL CONSTRUCTION.

      a. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular; and, the singular shall include the plural.

      b. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the illegal or invalid provision shall be modified to the extent necessary to be legal and valid and shall be enforced as modified.

      c. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      d. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      e. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Nevada.

15.   RIGHTS AS A SHAREHOLDER.

      No Participant to whom an Award has been granted shall have rights as a shareholder with respect to any Shares covered by such Award, except after due exercise of the Award and tender of the full purchase price for any Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant. Nothing in this Plan shall affect a Participant's employment or other engagement by the Company, including the Company's right to terminate such employment or engagement.

16.   PURCHASE FOR INVESTMENT.

      a. Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933 (the "1933 Act"), the Company shall be under no obligation to issue the

            Shares covered by such exercise unless and until the person(s) who exercise such Option shall represent and warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares. The person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

            The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under state securities laws to the extent applicable. The shares may not be sold, offered for sale, or otherwise transferred in the absence of an effective registration statement under said Act (and any registration or qualification as may be required under such state laws) or an opinion of counsel satisfactory to the company and its counsel that such registration or qualification is not required.


      b. The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

                                    EXHIBIT I

      PRO FORMA UNAUDITED FINANCIAL STATEMENTS OF THE THERAPEUTIC BUSINESS
                   AS OF DECEMBER 31, 2001 AND MARCH 31, 2002

                                 Photogen, Inc.
                          (A Development Stage Company)
                            Condensed Balance Sheets
                                All amounts in $

                                                                             December 31,      MARCH 31,
                                                                                     2001           2002
----------------------------------------------------------------------------------------------------------
                                                                              (Unaudited)     (Unaudited)
         Assets


EQUIPMENT AND LEASEHOLD IMPROVEMENTS, less accumulated
     depreciation of $1,017,000 and $1,111,000, respectively                $     844,323        750,165
--------------------------------------------------------------------------------------------------------

                                                                            $     844,323   $    750,165
========================================================================================================

         Liabilities and Interdivisional Equity

         Current Liabilities
     Accounts payable                                                       $     279,428   $    263,713
     Accrued expenses                                                             147,963        207,604
--------------------------------------------------------------------------------------------------------

         Total Current Liabilities                                                427,391        471,317
--------------------------------------------------------------------------------------------------------

INTERDIVISIONAL EQUITY
     Interdivisional equity                                                    18,488,619     19,447,812
     Deficit accumulated during the development stage                        (18,071,687)   (19,168,964)
--------------------------------------------------------------------------------------------------------

         Total Interdivisional Equity                                             416,932        278,848
--------------------------------------------------------------------------------------------------------

                                                                            $     844,323   $    750,165
========================================================================================================

                                 Photogen, Inc.
                          (A Development Stage Company)
                            Condensed Balance Sheets
                                All amounts in $

                                                                                                Cumulative
                                                                                                   Amounts
                                                                                                      From
                                                                                               November 3,
                                                         Three Months       THREE MONTHS              1996
                                                          Ended March        ENDED MARCH    (Inception) to
                                                             31, 2001           31, 2002    March 31, 2002
----------------------------------------------------------------------------------------------------------
                                                          (Unaudited)        (Unaudited)       (Unaudited)
Operating Expenses
     Research and development                            $    442,272       $    638,127     $   9,820,798
     General and administrative                               478,844            459,150         9,348,166
----------------------------------------------------------------------------------------------------------

Total operating expenses                                 $    921,116       $  1,097,277        19,168,964
----------------------------------------------------------------------------------------------------------

          Net Loss                                       $  (921,116)       $ (1,097,277)    $ (19,168,964)
==========================================================================================================

                                 Photogen, Inc.
                          (A Development Stage Company)
                            Condensed Balance Sheets
                                All amounts in $

                                                                    Deficit
                                                                Accumulated
                                                   Inter-        During the
                                               Divisional       Development
                                                   Equity             Stage          Total
------------------------------------------------------------------------------------------
                                              (Unaudited)       (Unaudited)    (Unaudited)
Contribution of capital                          $    890         $       -       $    890
Net loss for the period ended
     December 31, 1996                                  -             (890)           (890)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1996                         890             (890)              -

     Capital contribution                         449,224                 -        449,224
     Net loss for the year ended
          December 31, 1997                             -          (330,918)      (330,918)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1997                     450,114          (331,808)       118,306

     Capital contribution                       2,760,436                 -      2,760,436
     Net loss for the year ended
         December 31, 1998                              -        (2,186,705)    (2,186,705)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1998                   3,210,550        (2,518,513)       692,037

     Capital contribution                       5,575,559                 -      5,575,559
     Net loss for the year ended
         December 31, 1999                              -        (4,644,837)    (4,644,837)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1999                   8,786,109        (7,163,350)     1,622,759

     Capital contribution                       5,323,031                 -      5,323,031
     Net loss for the year ended
         December 31, 2000                              -        (5,837,953)    (5,837,953)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 2000                  14,109,140       (13,001,303)     1,107,837

     Capital contribution                       4,379,479                 -      4,379,479
     Net loss for the year ended
         December 31, 2001                              -        (5,070,384)    (5,070,384)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 2001                  18,488,619       (18,071,687)       416,932

     Capital contribution                         959,193                 -        959,193
     Net loss for the three months
         ended March 31, 2002                           -        (1,097,277)    (1,097,277)
------------------------------------------------------------------------------------------

BALANCE, at March 31, 2002                   $ 19,447,812    $  (19,168,964)  $    278,848
==========================================================================================

                                 Photogen, Inc.
                          (A Development Stage Company)
                            Condensed Balance Sheets
                                All amounts in $

                                                                                               Cumulative
                                                                                                  Amounts
                                                                                                     From
                                                                                              November 3,
                                                      Three Months       THREE MONTHS                1996
                                                       Ended March        ENDED MARCH      (Inception) to
                                                          31, 2001           31, 2002      March 31, 2002
---------------------------------------------------------------------------------------------------------
                                                       (Unaudited)        (Unaudited)         (Unaudited)

         Cash Flows From Operating Activities
     Net loss                                      $      (921,116)   $    (1,097,277)   $    (19,168,964)
     Depreciation and amortization                          90,619             94,158           1,234,345
     Changes in operating assets and
         liabilities
         Prepaid expenses                                  419,555                  -                   -
         Accounts payable                                 (240,296)           (15,715)            263,713
         Accrued expenses                                        -             59,641             207,604
---------------------------------------------------------------------------------------------------------

Net cash used in operating activities                     (651,238)          (959,193)        (17,463,302)
---------------------------------------------------------------------------------------------------------

         Cash Flows From Investing Activities
     Purchase of equipment and leasehold
         improvements                                            -                  -         (1,812,637)
     Proceeds from sale of equipment                             -                  -            108,602
---------------------------------------------------------------------------------------------------------

Net cash (used in) provided by investing
     activities                                                  -                  -         (1,704,035)
---------------------------------------------------------------------------------------------------------


         Cash Flows From Financing Activities
     Principal payments on capital leases                   (2,687)                 -           (280,475)
     Change in interdivisional equity                      653,925            959,193         19,447,812
---------------------------------------------------------------------------------------------------------

Net cash provided by financing activities                  651,238            959,193         19,167,3377
---------------------------------------------------------------------------------------------------------

        Net Increase (Decrease) in Cash and Cash
     EQUIVALENTS                                                 -                  -                  -

CASH AND CASH EQUIVALENTS, at beginning
     of year                                                     -                  -                  -
---------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, at end of year          $ -                $             -    $             -
=========================================================================================================

     1. ORGANIZATION AND
        SIGNIFICANT ACCOUNTING
        POLICIES

        BASIS OF PRESENTATION      The accompanying unaudited financial
                                   statements have been prepared to show the proposed separation of Photogen, Inc.
                                   (the "Company") from Photogen Technologies,
                                   Inc. The financial statements reflect the assets and liabilities that would be sold as a result of the proposed separation agreement along with the operations relating to the therapeutic business.

                                   The accompanying unaudited financial
                                   statements have been prepared in accordance with generally accepted accounting principles for interim financial information pursuant to Regulation S-K. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ended December 31, 2002.

                                 Photogen, Inc.
                          (A Development Stage Company)
                                 Balance Sheets

DECEMBER 31,                                                                               2000             2001
-----------------------------------------------------------------------------------------------------------------
                                                                                    (Unaudited)       (Unaudited)
          Assets

          Current Assets
     Prepaid consulting expense                                                 $       476,785     $           -
     Prepaid expenses                                                                   151,533                 -
-----------------------------------------------------------------------------------------------------------------

          Total Current Assets                                                          628,318                 -

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, less accumulated
     depreciation of $753,000 and $1,017,000, respectively                            1,305,222           844,323
-----------------------------------------------------------------------------------------------------------------

                                                                                $     1,933,540     $     844,323
=================================================================================================================

Liabilities and Interdivisional Equity

          Current Liabilities
     Accounts payable                                                           $       817,460     $     279,428
     Accrued expenses                                                                         -           147,963
     Current portion of obligation under capital leases                                   8,243                 -
-----------------------------------------------------------------------------------------------------------------

          Total Current Liabilities                                                     825,703           427,391
-----------------------------------------------------------------------------------------------------------------

COMMITMENTS (Note 2)

INTERDIVISIONAL EQUITY
     Interdivisional equity                                                          14,109,140        18,488,619
     Deficit accumulated during the development stage                               (13,001,303)      (18,071,687)
-----------------------------------------------------------------------------------------------------------------

          Total Interdivisional Equity                                                1,107,837           416,932
-----------------------------------------------------------------------------------------------------------------

                                                                                $     1,933,540     $     844,323
=================================================================================================================

                 See accompanying notes to financial statements.

                                 Photogen, Inc.
                          (A Development Stage Company)
                             Statement of Operations

                                                                                                                 Cumulative
                                                                                                                    Amounts
                                                                                                                       From
                                                                                                                November 3,
                                                                                                                       1996
                                                        Year Ended          Year Ended         YEAR ENDED    (Inception) to
                                                      December 31,        December 31,       DECEMBER 31,      December 31,
                                                              1999                2000               2001              2001
---------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)         (Unaudited)        (Unaudited)       (Unaudited)
          Operating Expenses
     Research and development                      $     2,375,203    $      2,642,863   $      2,909,820   $     9,182,671
     General and administrative                          2,269,634           3,195,090          2,160,564         8,889,016
---------------------------------------------------------------------------------------------------------------------------

Total operating expenses                                 4,644,837           5,837,953          5,070,384        18,071,687
---------------------------------------------------------------------------------------------------------------------------

          Net Loss                                 $    (4,644,837)   $     (5,837,953)  $     (5,070,384)  $   (18,071,687)
===========================================================================================================================

                 See accompanying notes to financial statements.

                                 Photogen, Inc.
                          (A Development Stage Company)
                      Statements of Interdivisional Equity

                                                                    Deficit
                                                                Accumulated
                                                   Inter-        During the
                                               Divisional       Development
                                                   Equity             Stage          Total
------------------------------------------------------------------------------------------
                                              (Unaudited)       (Unaudited)    (Unaudited)
Contribution of capital                      $        890    $            -   $        890
Net loss for the period ended December 31,
     1996                                               -             (890)           (890)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1996                         890             (890)              -

     Capital contribution                         449,224                 -        449,224
     Net loss for the year ended
          December 31, 1997                             -          (330,918)      (330,918)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1997                     450,114          (331,808)       118,306

     Capital contribution                       2,760,436                 -      2,760,436
     Net loss for the year ended
         December 31, 1998                              -        (2,186,705)    (2,186,705)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1998                   3,210,550        (2,518,513)       692,037

     Capital contribution                       5,575,559                 -      5,575,559
     Net loss for the year ended
         December 31, 1999                              -        (4,644,837)    (4,644,837)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 1999                   8,786,109        (7,163,350)     1,622,759

     Capital contribution                       5,323,031                 -      5,323,031
     Net loss for the year ended
         December 31, 2000                              -        (5,837,953)    (5,837,953)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 2000                  14,109,140       (13,001,303)     1,107,837

     Capital contribution                       4,379,479                 -      4,379,479
     Net loss for the year ended
         December 31, 2000                              -        (5,070,384)    (5,070,384)
------------------------------------------------------------------------------------------

BALANCE, at December 31, 2001                $ 18,488,619    $  (18,071,687)  $    416,932
==========================================================================================

                 See accompanying notes to financial statements

                                 Photogen, Inc.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                                                    Cumulative
                                                                                                                       Amounts
                                                                                                                          From
                                                                                                                   November 3,
                                                                                                                          1996
                                                        Year Ended         Year Ended          YEAR ENDED       (Inception) to
                                                      December 31,       December 31,        DECEMBER 31,         December 31,
                                                              1999               2000                2001                 2001
------------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)        (Unaudited)         (Unaudited)          (Unaudited)
        Cash Flows From Operating Activities
     Net loss                                      $    (4,644,837)   $    (5,837,953)   $     (5,070,384)    $    (18,071,687)
     Depreciation and amortization                         254,915            369,324             398,235            1,140,187
     Changes in operating assets and
         liabilities
         Prepaid expenses                                 (830,173)           604,160             628,318                    -
         Accounts payable                                   71,025              3,310            (538,032)             279,428
         Accrued expenses                                        -                  -             147,963              147,963
------------------------------------------------------------------------------------------------------------------------------

Net cash used in operating activities                   (5,149,070)        (4,861,159)         (4,433,900)         (16,504,109)
--------------------------------------------------------------------------------------------------------------------------------

        Cash Flows From Investing Activities
     Purchase of equipment and leasehold
         improvements                                     (319,408)          (440,665)            (45,938)          (1,812,637)
     Proceeds from sale of equipment                             -                  -             108,602              108,602
--------------------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided by investing
  activities                                              (319,408)          (440,665)             62,664           (1,704,035)
--------------------------------------------------------------------------------------------------------------------------------

          Cash Flows From Financing Activities
     Principal payments on capital leases                 (107,081)           (21,207)             (8,243)            (280,475)
     Change in interdivisional equity                    5,575,559          5,323,031           4,379,479           18,488,619
------------------------------------------------------------------------------------------------------------------------------

          Net cash provided by financing
            activities                                   5,468,478          5,301,824           4,371,236           18,208,144
------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Cash and Cash
     EQUIVALENTS                                                 -                  -                   -                    -

CASH AND CASH EQUIVALENTS, at beginning
     of year                                                     -                  -                   -                    -
------------------------------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, at end of year          $             -    $             -    $              -     $              -
==============================================================================================================================

            See accompanying notes to financial statements.

                                 Photogen, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements


     1. ORGANIZATION AND
        SIGNIFICANT ACCOUNTING
        POLICIES

        BASIS OF PRESENTATION      The accompanying unaudited financial
                                   statements have been prepared to show
                                   the proposed separation of
                                   Photogen, Inc. (the "Company") from
                                   Photogen Technologies, Inc. The financial statements reflect the assets and liabilities that would be sold as a result of the proposed separation agreement along with the operations relating to the therapeutic business.

        NATURE OF OPERATIONS       The Company is a development stage
                                   biopharmaceutical company that is
                                   focusing on developing certain minimally invasive products for the treatment of psoriasis and other topical diseases and cancer and certain laser device technology.

        ESTIMATES                  The financial statements include estimated
                                   amounts and disclosures based on management's assumptions about future events. Actual results may differ from those estimates.

        EQUIPMENT AND LEASEHOLD    Equipment and leasehold improvements are s
        IMPROVEMENTS               tated at cost.  Depreciation and
                                   amortization of equipment are provided for using the straight-line method over the estimated useful lives of the assets.
                                   Computers and laboratory equipment are being depreciated over five years, furniture and fixtures are being depreciated over seven years and leasehold improvements are being amortized over five years. Leasehold improvements are being amortized on a straight-line basis over the lives of the respective leases or the service lives of the improvements, whichever is shorter.
                                   Depreciation expense was $254,915, $369,324 and $398,235 for 1999, 2000 and 2001,
                                   respectively.

        PATENT COSTS               Internal patent costs are expensed in the
                                   period incurred.

        RESEARCH AND DEVELOPMENT   Research and development costs are charged to
                                   expense when incurred.

        INCOME TAXES               The Company recognizes deferred tax assets
                                   and liabilities for the expected future tax consequences of temporary differences between the tax basis and financial reporting basis of certain assets and liabilities based upon currently enacted tax rates expected to be in effect when such amounts are realized or settled.

                                   The Company files a consolidated return with Photogen Technologies, Inc. The Company provides for income taxes on a separate Company basis. Photogen Technologies, Inc. has net operating losses and realization of the losses is not considered more likely than not. As a result, an income tax valuation allowance has been provided for the losses realized to date.

        FINANCIAL INSTRUMENTS      The carrying amounts reported in the
                                   consolidated balance sheets for accounts payable and accrued expenses approximate fair value because of the short-term nature of these amounts.

   2.   COMMITMENTS                (a)      At December 31, 2001, the Company
                                            has a lease for office and
                                            laboratory space in Knoxville,
                                            Tennessee, expiring in May 2002.

                                   The Company also has an equipment lease
                                   expiring in May 2004.

                                            Total rental expense charged to
                                            operations for the years ended
                                            December 31, 1999, 2000 and 2001
                                            aggregated approximately $30,000,
                                            $33,600 and $48,000, respectively.

                                            Minimum future rental payments under
                                            these leases are as follows:

                                                                       Operating
                                            YEAR ENDING DECEMBER 31,      Leases
                                            ------------------------------------
                                            2002                      $   38,000
                                            2003                          24,000
                                            2004                          10,000
                                            ------------------------------------
                                            Total                     $   72,000
                                            ====================================

                                   (b)      The Company has entered into
                                            employment agreements with certain
                                            officers and employees for initial
                                            terms for five years expiring in
                                            2002. Under the terms of these
                                            agreements, the officers and
                                            employees are each entitled to
                                            initial annual salaries ranging
                                            between $100,000 and $125,000 plus
                                            fringe benefits (subject to
                                            adjustments).

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Definitive Schedule 14A of Photogen Technologies, Inc. (the "Company") on DEFM 14A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Taffy J. Williams, Ph.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

By:  /s/ Taffy Williams
     ----------------------------------
Taffy J. Williams, Ph.D.
Chief Executive Officer
September 11, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Definitive Schedule 14A of Photogen Technologies, Inc. (the "Company") on DEFM 14A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brooks Boveroux, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

By:  /s/ Brooks Boveroux
     -------------------------------------
Brooks Boveroux
Chief Financial Officer
September 11, 2002